                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/X/  Preliminary Proxy Statement
/ /  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
     14-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section240.14a-12

                               PRIME RETAIL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

       Payment of Filing Fee (Check the appropriate box):

/ /  No fee required.

/X/  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
          10.5 % Series A Senior Cumulative Preferred Stock, 8.5% Series B Cumulative Participating Preferred Stock and Common Stock
          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:
          2,300,000, 7,828,215 and 43,577,916, respectively
          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          $18.400, $8.169 and $0.170, respectively
          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:
          $115,514,000
          ----------------------------------------------------------------------
     (5)  Total fee paid:
          $9,345
          ----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ /  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     (3)  Filing Party:

          ----------------------------------------------------------------------
     (4)  Date Filed:

          ----------------------------------------------------------------------

                                     [LOGO]

                                  PRIME RETAIL

                                                         _________________, 2003

Dear Stockholder:

     You are cordially invited to attend the special meeting of stockholders of Prime Retail, Inc. to be held at 100 East Pratt Street, 12th Floor, Baltimore, Maryland, on ____________, 2003, at 10:00 a.m., local time.

     At the special meeting: (i) our common stockholders will be asked to consider and vote upon an amendment to our amended and restated articles of incorporation (the "charter amendment"); (ii) our series A preferred stockholders, series B preferred stockholders and common stockholders will be asked to approve an agreement and plan of merger, dated July 8, 2003, as amended, between us and Prime Outlets Acquisition Company, LLC, a Delaware limited liability company ("Prime Acquisition Company"), providing for the merger of us with and into Prime Acquisition Company; and (iii) our stockholders will be asked to consider and vote upon such other business as may properly come before the special meeting or any postponement or adjournment thereof.

     Our board of directors has adopted and approved the charter amendment, a copy of which is attached as ANNEX A to the enclosed proxy statement, and recommends that our common stockholders vote "FOR" the approval of the charter amendment.

     Our board of directors formed a special committee, composed of four disinterested, non-employee directors, to eliminate any conflict of interest in evaluating, negotiating and recommending strategic alternatives to our board of directors, including the terms and conditions of the merger agreement with Prime Acquisition Company.

     After careful consideration of the circumstances and all relevant information at its disposal, the special committee has determined that the merger is fair to and in the best interests of our stockholders and has recommended to our full board of directors that the merger agreement and the merger be adopted and approved. The special committee received an opinion from Houlihan Lokey Howard & Zukin Financial Advisors, Inc., an affiliate of its financial advisor, that (i) the aggregate consideration to be collectively received by our stockholders and common unit holders of Prime Retail, L.P. in connection with the merger is fair, from a financial point of view, to such holders collectively, and (ii) the consideration to be received by each of the classes of our preferred and common stock and by the common unit holders of Prime Retail, L.P., considered independently, is fair from a financial point of view, to such respective classes and unit holders. A copy of the fairness opinion is attached as ANNEX C to the enclosed proxy statement.

     Our board of directors, acting on the unanimous recommendation of the special committee, has adopted and approved the merger agreement and the merger and recommends that you vote "FOR" adoption and approval of the merger agreement and the merger. In arriving at its recommendation, our board of directors also gave careful consideration to a number of factors described in the accompanying proxy statement, including the fairness opinion of its financial advisor.

     If the merger agreement is approved and the merger is completed in accordance with its terms, except as set forth below, (i) each outstanding share of our series A senior cumulative preferred stock will be converted into the right to receive $18.400 in cash, (ii) each outstanding share of our series B cumulative participating preferred stock will be converted into the right to receive $8.169 in cash and (iii) each outstanding share of our common stock will be converted into the right to receive $0.170 in cash. Shares held by stockholders who have perfected their dissenters' rights will not be converted into the right to receive cash. You should read carefully the merger agreement, a copy of which is attached as ANNEX B, to the enclosed proxy statement.

     The enclosed proxy statement explains the charter amendment, the merger agreement and the merger and provides specific information concerning the special meeting. It also includes copies of the charter amendment, the merger agreement, and the fairness opinion. Please read it carefully.

     WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN AND RETURN YOUR PROXY AS SOON AS POSSIBLE IN THE ENCLOSED, POSTAGE PREPAID (IF MAILED WITHIN THE UNITED STATES OF AMERICA), SELF-ADDRESSED RETURN ENVELOPE PRIOR TO THE SPECIAL MEETING SO THAT YOUR SHARES WILL BE REPRESENTED AT THE SPECIAL MEETING. FAILURE TO RETURN A PROPERLY EXECUTED PROXY CARD OR TO VOTE AT THE SPECIAL MEETING WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE APPROVAL OF THE CHARTER AMENDMENT AND THE MERGER AGREEMENT AND THE MERGER.

     Returning the proxy does not deprive you of the right to attend the special meeting and to vote your shares in person. Depending on the class of securities owned by you based on the stockholder records as of the record date, enclosed is:

       - in the event you own common stock, a proxy card to be used to cast votes on the proposals to approve the charter amendment and the merger, or

       - in the event you own preferred stock, a proxy card to be used to cast votes on the proposal to approve the merger.

     Please note that if you own multiple classes of our capital stock you will receive a separate mailing of the proxy statement for each class of our capital stock that you own. We encourage you to complete, sign and return each proxy card that you receive. Should you receive multiple mailings and fail to return a properly executed proxy card with respect to each mailing, it will have the same effect as you voting such class of capital stock against the particular proposal.

     After reading these materials, please mark, date, sign, and return the enclosed proxy card to ensure that your vote on the important business matters to be considered at the special meeting will be recorded.

     Whether or not you plan to attend the special meeting, however, I appreciate your cooperation in returning the enclosed proxy cards. We hope to see you at the special meeting.

     If you have any questions, or need assistance in voting your proxy, please call our proxy solicitor, MacKenzie Partners, Inc., ______________, Attention:
Mark H. Harnett.

     DO NOT SEND YOUR STOCK CERTIFICATES AT THIS TIME. IF THE MERGER IS APPROVED, STOCKHOLDERS WILL RECEIVE A LETTER OF TRANSMITTAL AND RELATED INSTRUCTIONS.

                                     Sincerely,

                                     /s/ GLENN D. RESCHKE

                                     Glenn D. Reschke
                                     CHIEF EXECUTIVE OFFICER AND
                                     CHAIRMAN OF THE BOARD OF DIRECTORS

                               PRIME RETAIL, INC.
                              100 EAST PRATT STREET
                                   19TH FLOOR
                            BALTIMORE, MARYLAND 21202

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON _______________, 2003

To the Stockholders of Prime Retail, Inc.:

     The special meeting of stockholders of Prime Retail, Inc., a Maryland corporation (the "Company"), will be held at 100 East Pratt Street, 12th Floor, Baltimore, Maryland, on ____________, 2003 at 10:00 a.m., local time, to consider and vote on the following matters:

     (i) Our common stockholders will be asked to consider and vote on a proposal to amend the amended and restated articles of incorporation of the Company to reduce from two-thirds to a majority the required vote of the holders of our common stock necessary to authorize any merger or consolidation of the Company;

     (ii) Our series A preferred stockholders, series B preferred stockholders and common stockholders will be asked to consider and vote on a proposal to adopt and approve an agreement and plan of merger, dated July 8, 2003, as amended, between the Company and Prime Outlets Acquisition Company, LLC, a Delaware limited liability company ("Prime Acquisition Company"), providing for the merger of the Company with and into Prime Acquisition Company; and

     (iii) Our stockholders will be asked to consider and vote on such other business as may properly come before the special meeting or any adjournment(s) or postponement(s) thereof.

     These matters are explained more fully in the enclosed proxy statement. The Company's board of directors set ____________, 2003 as the record date for the special meeting. As a result, holders of record of the Company's series A preferred stock, series B preferred stock and common stock at the close of business on _____________, 2003 shall be entitled to notice of, and to vote with respect to all matters applicable to such class of securities to be acted upon at, the special meeting or any adjournment or postponement thereof.

     All stockholders are cordially invited to attend the special meeting in person. However, whether or not you plan to attend the special meeting in person, each stockholder is urged to complete, sign, date and return the enclosed proxy card(s) in the envelope provided as soon as possible. The proxy card requires no postage if mailed in the United States. Stockholders who attend the meeting in person may revoke their proxy and vote their shares in person.

                                     By Order of the Board of Directors,

                                     /s/ R. KELVIN ANTILL

                                     R. Kelvin Antill
                                     SECRETARY

Baltimore, Maryland
______________, 2003

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE MERGER AGREEMENT OR THE PROPOSED MERGER, PASSED UPON THE MERITS OR FAIRNESS OF THE PROPOSED MERGER, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE CONTAINED IN THE ACCOMPANYING PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

SUMMARY TERM SHEET................................................................................................1
QUESTIONS AND ANSWERS ABOUT THE CHARTER AMENDMENT AND THE MERGER..................................................7
CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING INFORMATION......................................................10
THE SPECIAL MEETING..............................................................................................11
DATE, TIME AND PLACE OF THE SPECIAL MEETING......................................................................11
PURPOSE OF THE SPECIAL MEETING...................................................................................11
RECORD DATE, SHARES ENTITLED TO VOTE AND VOTING POWER............................................................11
QUORUM AND VOTE REQUIRED.........................................................................................11
PROXIES, VOTING AND REVOCATION...................................................................................12
SOLICITATION OF PROXIES AND EXPENSES.............................................................................12
EFFECTIVE TIME OF THE CHARTER AMENDMENT AND THE MERGER...........................................................12
PROPOSAL ONE - APPROVAL OF THE CHARTER AMENDMENT.................................................................12
DESCRIPTION OF CHARTER AMENDMENT.................................................................................13
REASONS FOR THE CHARTER AMENDMENT................................................................................13
RECOMMENDATION OF THE BOARD OF DIRECTORS.........................................................................13
PROPOSAL TWO - APPROVAL OF THE MERGER AGREEMENT AND THE MERGER...................................................14
BACKGROUND TO THE MERGER.........................................................................................14
RECOMMENDATION OF THE SPECIAL COMMITTEE..........................................................................25
RECOMMENDATION OF THE BOARD OF DIRECTORS.........................................................................29
FAIRNESS OPINION.................................................................................................31
THE PARTIES TO THE MERGER........................................................................................45
MERGER FINANCING.................................................................................................45
INTERESTS OF CERTAIN PERSONS IN THE MERGER.......................................................................45
REQUIRED VOTE....................................................................................................45
VOTING AGREEMENTS................................................................................................45
CERTAIN EFFECTS OF THE MERGER....................................................................................45
MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES...........................................................46
FEES AND EXPENSES................................................................................................46
CONDUCT OF BUSINESS IF THE MERGER IS NOT COMPLETED...............................................................46
TERMS OF THE MERGER AGREEMENT....................................................................................47
REPRESENTATIONS AND WARRANTIES...................................................................................48
DISSENTERS' RIGHTS...............................................................................................58
INTERESTS OF CERTAIN PERSONS IN THE MERGER.......................................................................60
CERTAIN PAYMENTS TO OUR EXECUTIVE OFFICERS.......................................................................60
THE SPECIAL COMMITTEE AND OUR BOARD OF DIRECTORS.................................................................61
MERGER CONSIDERATION.............................................................................................61
INDEMNIFICATION AND DIRECTORS AND OFFICERS LIABILITY INSURANCE...................................................61
AMENDMENT AND RESTATEMENT OF PARTNERSHIP AGREEMENT OF PRIME LP...................................................62
GOVERNOR THOMPSON AND LEGAL SERVICES PROVIDED TO THE COMPANY.....................................................62
EXISTING RELATIONSHIP BETWEEN CERTAIN DIRECTORS, HORIZON GROUP PROPERTIES, INC. AND THE PRIME GROUP, INC.........62
CONSULTING AGREEMENTS WITH AFFILIATES OF MR. TRAUB...............................................................62
AMENDMENT OF PRIME RETAIL, L.P. PARTNERSHIP AGREEMENT............................................................63
REQUIRED VOTE TO APPROVE THE PARTNERSHIP AGREEMENT...............................................................67
MATERIAL FEDERAL INCOME TAX CONSEQUENCES.........................................................................67
CONSEQUENCES TO U.S. STOCKHOLDERS................................................................................67
CONSEQUENCES TO NON-U.S. STOCKHOLDERS............................................................................68
BACKUP WITHHOLDING...............................................................................................69
REGULATORY AND OTHER APPROVALS...................................................................................69
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS...................................................70
STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING................................................................74
OTHER MATTERS....................................................................................................75
WHERE YOU CAN FIND MORE INFORMATION..............................................................................75

Annex A-----Charter Amendment
Annex B-----Merger Agreement and First Amendment to Merger Agreement Annex C-----Fairness Opinion of Houlihan Lokey Howard & Zukin Financial
            Advisors, Inc.
Annex D-----Amendment and Restatement of Prime Retail, L.P. Operating
            Partnership
Annex E-----Excerpts of the Maryland General
            Corporation Law Relating to Dissenters' Rights
Annex F-----Form of Proxy

                               PRIME RETAIL, INC.
                              100 EAST PRATT STREET
                                   19TH FLOOR
                            BALTIMORE, MARYLAND 21202

                                   ----------

                                 PROXY STATEMENT
                                     FOR THE
                      2003 SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON _________, 2003

                               SUMMARY TERM SHEET

OVERVIEW

     This summary highlights selected information contained in this proxy statement and may not contain all of the information regarding the charter amendment, the merger agreement and the merger that is important to you. To better understand the matters discussed in this summary section, and for a more complete description of the terms of the charter amendment, the merger agreement and the merger, you should read this entire proxy statement and the other documents that are referred to in this proxy statement. We have included page references in parentheses to direct you to a more complete description of the topics presented in this summary.

     In this proxy statement, we may refer to:

          - Prime Retail, Inc., a Maryland corporation, as "we," "us," "our," "Prime," or the "Company";

          - Prime Retail, L.P., a Delaware limited partnership of which Prime is the sole general partner, as "Prime LP";

          - Prime Outlets Acquisition Company, LLC, a Delaware limited liability company, as the "Prime Acquisition Company" or the "buyer"; and

          -    The Lightstone Group, LLC, as "Lightstone".

     Information about Prime Acquisition Company and Lightstone contained in this proxy statement has been provided by Lightstone. We make no representation or warranty with respect to such information.

THE SPECIAL MEETING (PAGE     )

DATE, TIME AND PLACE OF SPECIAL MEETING

     The special meeting of our stockholders will be held on ______________, 2003 at 10:00 a.m., local time, at 100 East Pratt Street, 12th Floor, Baltimore, Maryland.

PURPOSE OF THE SPECIAL MEETING

     The purpose of the special meeting is as follows:

          - Our common stockholders are being asked to consider and vote upon a proposal to approve an amendment to our amended and restated articles of incorporation to reduce from two-thirds to a majority the required vote of the holders of our common stock necessary to approve any merger or consolidation of the Company (the "charter amendment"); and

          - Our series A preferred stockholders, series B preferred stockholders and common stockholders are being asked to consider and vote upon a proposal to approve an agreement and plan of merger, dated as of July 8, 2003, by and between Prime Acquisition Company and us (as amended, the "merger agreement"), and the transactions contemplated thereby, including the merger of us with and into Prime Acquisition Company, with Prime Acquisition Company remaining as the surviving company (the "merger").

RECORD DATE, SHARES ENTITLED TO VOTE, VOTING POWER

     Our board of directors has fixed the close of business on ________, 2003 as the record date for determining those stockholders entitled to notice of, and to vote at, the special meeting. Only stockholders of record on the record date are entitled to notice of, and to vote at, the special meeting.

     On the record date, there were 2,300,000 shares of our series A preferred stock issued and outstanding, 7,828,215 shares of our series B preferred stock issued and outstanding and ________ shares of our common stock issued and outstanding.

     Common stockholders of record on the record date will be entitled to one vote per share they own on the charter amendment proposal, the merger agreement and the merger proposal and any other matter that may properly come before the special meeting and any adjournment or postponement of that meeting.

     Preferred stockholders of record on the record date will be entitled to one vote per share they own on the merger agreement and the merger proposal and any other matter requiring the approval of preferred stockholders that may properly come before the special meeting and any adjournment or postponement of that meeting.

QUORUM AND VOTE REQUIRED

     The presence of holders in person or by proxy representing fifty percent plus one of the issued and outstanding shares of each class of capital stock entitled to be voted on a particular proposal at the special meeting will constitute a quorum at the special meeting for such proposal. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the special meeting.

     The charter amendment must be approved by the affirmative vote of the holders of at least a majority of the outstanding shares of our common stock.

     The merger agreement and the merger must be approved by: (a) the affirmative vote of the holders of at least two-thirds of the outstanding shares of our series A preferred stock; (b) the affirmative vote of the holders of at least two-thirds of the outstanding shares of our series B preferred stock; and
(c) the affirmative vote of the holders of at least two-thirds of the outstanding shares of our common stock; provided, however, if the charter amendment is approved, the affirmative vote of the holders of only a majority of the outstanding shares of our common stock will be required.

PROXIES, VOTING AND REVOCATION

     Shares of series A preferred stock, series B preferred stock and/or common stock represented at the special meeting by properly executed proxies received prior to or at the special meeting, and not revoked, will be voted at the special meeting, and at any adjournments or postponements of that meeting, in accordance with those instructions on the proxies. If a proxy is duly executed and submitted without instructions, the shares of series A preferred stock, series B preferred stock and/or common stock represented by that proxy will be voted, in the case of common stock, "FOR" the approval of the charter amendment and, in the case of our common and preferred stock, "FOR" the approval of the merger agreement and the merger.

     A proxy may be revoked by the person who executed it at, or before, the special meeting by: (a) delivering to our secretary a written notice of revocation of a previously-delivered proxy bearing a later date than the proxy;
(b) duly executing, dating and delivering to our secretary a subsequent proxy; or (c) attending the special meeting and voting in person. Attendance at the special meeting will not, in and of itself, constitute revocation of a proxy.

SOLICITATION OF PROXIES AND EXPENSES

     We have engaged MacKenzie Partners, Inc. to solicit proxies on behalf of the Company. The cost of solicitation of proxies on behalf of the Company will be borne by us. In addition, we may use the services of our directors, officers, employees and others to solicit proxies.

THE CHARTER AMENDMENT (PAGE    )

     Our common stockholders are being asked to approve an amendment to our amended and restated articles of incorporation to reduce from two-thirds to a majority the required vote of the holders of our common stock necessary to approve any merger or consolidation of the Company. The charter amendment is attached to this proxy statement as ANNEX A. Our board of directors recommends that our common stockholders vote "FOR" the approval of the charter amendment.

THE MERGER AND RELATED MATTERS

THE MERGER (PAGE    )

     Our common and preferred stockholders are being asked to adopt and approve the merger agreement, by which we will merge with and into Prime Acquisition Company with Prime Acquisition Company remaining as the surviving company, and the transactions contemplated by the merger agreement. A copy of the merger agreement is attached to this proxy statement as ANNEX B.

PARTIES TO THE MERGER (PAGE    )

     The agreement and plan of merger, dated July 8, 2003, is between us and Prime Acquisition Company with Lightstone guarantying certain obligations of Prime Acquisition Company.

     We are a self-administered, self-managed real estate investment trust engaged in the ownership leasing, marketing and management of outlet centers throughout the United States. We conduct substantially all of our operations through Prime LP of which we are the sole general partner. Our principal office is located at 100 East Pratt Street, Baltimore, Maryland 21202 and our telephone number is (410) 234-0782. Our series A preferred stock, series B preferred stock and common stock trade on the OTC Bulletin Board under the trading symbols "PMREP," "PMREO," and "PMRE," respectively.

     Prime Acquisition Company is a Delaware limited liability company recently formed for the sole purpose of acquiring us in the merger. Prime Acquisition Company is owned by David Lichtenstein and Joseph Tabak.

     Lightstone is a New Jersey limited liability company headquartered in Lakewood, New Jersey that is engaged in the ownership and management of a diversified portfolio of apartments and office, industrial and retail properties in 16 states and Puerto Rico. David Lichtenstein is the chief executive officer and controlling equity holder in Lightstone.

MERGER CONSIDERATION (PAGE    )

     The merger will result in aggregate consideration of $115,514,000 payable to our stockholders and unit holders.

     At the effective time of the merger, each outstanding share of series A preferred stock will be converted into the right to receive $18.400 in cash, each outstanding share of series B preferred stock will be converted into the right to receive $8.169 in cash, and each outstanding share of common stock will be converted into the right to receive $0.170 in cash.

     Upon the signing of the merger agreement, the buyer deposited $3.5 million into escrow. In the event the merger agreement and merger are approved by our stockholders, the buyer may elect to have the remedy of specific performance available in which case the buyer must increase the escrow deposit to $5.5 million in connection with such election.

     The holders of common units in Prime LP who exchange their common units for shares of our common stock prior to the effective time of the merger will receive the right to receive $0.170 in cash per share of our common stock owned by such holders. Concurrent with the closing of the merger, we intend to amend the partnership agreement of Prime LP. Holders of common units who do not exchange their common units for shares of our common stock may continue to own their common units or elect prior to the special meeting to convert their common units into a series C preferred unit in Prime LP. The terms of the series C preferred unit and the proposed amendment to the partnership agreement of Prime LP are described in "Amendment of Prime Retail, L.P. Partnership Agreement" beginning on page __.

OPTIONS AND WARRANTS (PAGE    )

     At the time of the merger, each holder of an option to acquire our common stock will have the right to receive, in consideration for the cancellation of his or her options, a cash amount equal to the number of shares of common stock subject to the cancelled options multiplied by the amount by which $0.170 exceeds the exercise price of the option. The only outstanding options to acquire our common stock with an exercise price of less than $0.170 per share are held by our six senior officers who have agreed to cancel such options for no consideration in connection with the closing of the merger. There are no outstanding options to acquire our preferred stock. All outstanding options which have not vested as of the effective time of the merger (or do not vest as a result of the merger) will be cancelled.

     At the time of the merger, each holder of a warrant to acquire our common stock will have the right to receive, in consideration for the cancellation of the warrant, a cash amount equal to the number of shares of common stock previously subject to the warrant multiplied by the amount by which $0.170 exceeds exercise price per share of the warrant. Given that the outstanding warrants have no economic value because the exercise price per share of the warrants exceed the per share merger consideration payable to a holder of common stock, we intend to use our reasonable efforts to cause the cancellation of such warrants.

EFFECTIVE TIME OF THE MERGER (PAGE   )

     The merger will become effective as of the date and time specified in the articles of merger which will be filed with (a) the State Department of Assessments and Taxation of Maryland in accordance with the Maryland General Corporation Law and (b) the Secretary of State of the State of Delaware, which is expected to occur as soon as practicable after stockholder approval of the merger agreement and the merger and the satisfaction or waiver of all other conditions to closing contained in the merger agreement.

CERTAIN EFFECTS OF THE MERGER (PAGE    )

     Pursuant to the merger agreement, we will be merged directly into Prime Acquisition Company with Prime Acquisition Company remaining as the surviving company. At the effective time of the merger, we will cease to exist as a separate entity and all of our subsidiaries, including Prime LP, will become subsidiaries of Prime Acquisition Company. Holders of shares of our preferred and common stock will have no future ownership interest in the surviving company and, as a result, will not have the opportunity to share in any of our future earnings or growth. Our preferred and common stock will no longer be registered with the Securities and Exchange Commission and will no longer trade on the OTC Bulletin Board.

FINANCING FOR THE MERGER (PAGE    )

     The total amount of cash required to consummate the transactions contemplated by the merger agreement, including payment of related fees and expenses, is estimated to be approximately $__________ million.

     Prime Acquisition Company will pay the merger consideration with cash on hand and borrowed funds. Prime Acquisition Company's obligation to consummate the merger is not conditioned on Prime Acquisition Company obtaining third-party financing arrangements.

CONDITIONS TO THE MERGER (PAGE   )

     For the merger to occur, holders of at least two-thirds of both our outstanding series A preferred stock and our outstanding series B preferred stock, each voting separately as a class, and holders of at least two-thirds of our outstanding common stock (unless the charter amendment is approved in which case the vote of only a majority of our common stock outstanding will be required) must approve the merger agreement and the merger and the parties must satisfy or waive all other conditions specified in the merger agreement.

TERMINATION OF THE MERGER AGREEMENT (PAGE    ); FEES AND PAYMENT OF
EXPENSES (PAGE    )

     The merger agreement may be terminated and the merger abandoned at any time before it is completed under certain circumstances, including by: (a) mutual consent of the parties, (b) either party if the merger shall not have been consummated by January 11, 2004, (c) either party if a temporary or permanent order or similar ruling has been issued restraining or prohibiting the merger or
(d) either party if requisite stockholder approval is not obtained.

     Prime Acquisition Company can terminate the merger agreement if: (a) our board of directors withdraws, modifies or amends, in any respect adverse to Prime Acquisition Company, its recommendation of the merger, (b) our board of directors recommends that the stockholders approve an alternative proposal or accepts a superior proposal, (c) our board of directors recommends that the stockholders tender their shares in a tender or exchange offer that has been commenced involving another transaction or (d) any person or group becomes the beneficial owner of 10% or more of the outstanding shares of our capital stock (collectively, an "Alternative Transaction Event").

     We can terminate the merger agreement if we receive a superior proposal and our board of directors determines in good faith after consultation with outside counsel that it is necessary to fulfill its fiduciary duties under applicable law to terminate the merger agreement and enter into an agreement with respect to such superior proposal (a "Superior Proposal Event").

     If the merger agreement is terminated because of: (a) an Alternative Transaction Event, (b) a Superior Proposal Event, (c) a material breach of any covenant by us, subject to the damages threshold, or (d) the failure of our representations and warranties to be true and correct, subject to the damages threshold, we have agreed to pay Prime Acquisition Company a termination fee of $4.5 million and up to $1.5 million to reimburse the buyer for its expenses.

     If the merger agreement is terminated because (a) the requisite stockholder vote is not obtained, or (b) of the occurrence of a material adverse effect to our business or assets, we have agreed to pay the buyer up to $3.5 million to reimburse the buyer for its expenses.

     If the merger agreement is terminated because of (a) a material breach of any covenant by the buyer, subject to the damages threshold, or (b) the failure of the buyer's representations and warranties to be true and correct, subject to the damages threshold, the buyer has agreed to pay to us as liquidated damages an amount equal to (i) $6 million if the buyer does not elect the remedy of specific performance or (ii) $8 million if the buyer makes such an election.

RECOMMENDATION OF OUR SPECIAL COMMITTEE AND OUR BOARD OF DIRECTORS (PAGE    )

     Our special committee, which consists of four disinterested, non-employee directors, has approved the merger agreement and the merger and unanimously recommended that our board of directors vote to adopt and approve the merger agreement and the merger. The board of directors acted in accordance with the special committee's recommendation and adopted the merger agreement and approved the merger by a vote of seven to one. Michael W. Reschke is the sole director who opposed the board's approval of the merger agreement and the merger. Our board of directors recommends that our stockholders vote "FOR" the adoption and approval of the merger agreement and the merger.

OPINION OF FINANCIAL ADVISOR (PAGE    )

     Houlihan Lokey Howard & Zukin Capital ("Houlihan Lokey") acted as financial advisor to the special committee and Houlihan Lokey Howard & Zukin Financial Advisors, Inc., an affiliate of Houlihan Lokey, has provided an opinion to the special committee and our board of directors that (i) the aggregate consideration to be received collectively by each of our stockholders and common unit holders of Prime Retail, L.P. in connection with the merger is fair, from a financial point of view, to such holders collectively, and (ii) the consideration to be received of the classes of the our preferred and common stock and by the common unit holders of Prime Retail, L.P., considered independently, is fair, from a financial point of view, to such respective classes and unit holders.

INTERESTS OF CERTAIN PERSONS IN THE MERGER (PAGE    )

     Certain of our directors, executive officers and employees may have interests in the merger that are different from, or in addition to, the interests that apply to our stockholders generally.

NON-SOLICITATION OF ALTERNATIVE TRANSACTION (PAGE    )

     The merger agreement prohibits the Company, our directors, our officers or our representatives from encouraging, soliciting or facilitating an Alternative Transaction Event. However, we can terminate the merger agreement in connection with a Superior Proposal Event.

PRIME ACQUISITION COMPANY'S SUPPORT COMMITMENTS (PAGE    )

     Prime Acquisition Company has agreed to provide us funding to refinance certain of our obligations with respect to one of our joint venture partners, subject to the terms and conditions contained in the merger agreement. Prime Acquisition Company has also agreed to provide us with assistance in connection with the refinancing of our MegaDeal loan, subject to certain limitations and qualifications.

AMENDMENT AND RESTATEMENT OF PARTNERSHIP AGREEMENT (PAGE    )

     Concurrent with the consummation of the merger, the agreement of limited partnership of Prime LP, the operating partnership through which we conduct substantially all of our business, will be amended and restated pursuant to which holders of common units in Prime LP (other than common units held by us as the general partner) will have the opportunity to exchange all, but not less than all, of their units for a like number of series C preferred units in Prime LP. Each holder of series C preferred units will be entitled to require Prime LP to redeem all of such holder's series C preferred units for an amount per unit equal to $0.170 (the consideration paid for a share of our common stock in the merger) plus accrued and unpaid distributions at the rate of 6% per annum. In addition, the amended partnership agreement contains certain tax related provisions that, subject to certain exceptions and conditions, will benefit holders of series C preferred units for a period of generally seven years, including an agreement that restricts the sale of certain properties and a requirement that Prime LP allocate partnership debt to series C preferred unit holders, for federal income tax purposes, in a certain manner.

DISSENTERS' RIGHTS (PAGE    )

     Our stockholders are entitled to dissenters' rights under Maryland law in connection with the merger.

        QUESTIONS AND ANSWERS ABOUT THE CHARTER AMENDMENT AND THE MERGER

1.   WHAT AM I BEING ASKED TO VOTE ON?

     Our common stockholders are being asked to vote on two proposals while our preferred stockholders are being asked to vote on one proposal:

     - Holders of our common stock are being asked to approve an amendment to our charter which will enable the holders of a majority of our common stock, along with the requisite number of holders of the other classes of our capital stock, to approve a merger or consolidation involving the Company.

     - Each class of our stockholders is being asked to approve our merger with and into Prime Acquisition Company, which is an affiliate of Lightstone. After the merger, the buyer, as the surviving company, will continue as the sole general partner of Prime LP, and you will no longer own an equity interest in the surviving company.

2.   WHAT IF I DO NOT CAST A VOTE?

     Your failure to vote or instruct your broker how to vote will have the same effect as a vote against the charter amendment in the event you own common stock and a vote against the merger in the event you own either common or preferred stock.

3.   WHAT IS THE RECOMMENDATION OF OUR BOARD OF DIRECTORS AND THE SPECIAL
     COMMITTEE?

     Our board of directors has approved the charter amendment and recommends that our common stockholders vote "FOR" the charter amendment.

     The special committee of our board of directors has approved the merger agreement and the merger and recommended that our board of directors approve the merger agreement and the merger. Our board of directors has approved the merger agreement and the merger and recommends that our stockholders vote "FOR" the merger agreement and the merger.

4.   WHY IS OUR CHARTER BEING AMENDED?

     The proposed charter amendment, if adopted, will reduce from two-thirds to a majority the vote required from our common stockholders in order to approve the merger. The proposal is being made in an attempt to safeguard against the possibility that the merger will not obtain requisite approval of our common stockholders solely because a substantial number of our common stockholders fail to cast any vote with respect to the transaction.

5.   WHAT VOTE IS REQUIRED TO APPROVE THE AMENDMENT TO OUR CHARTER?

     The approval of the holders of a majority of our common stock is required to adopt the proposed amendment to our charter. If approved, the amendment to the charter will provide that a majority of the holders of our common stock, and a two-thirds vote of each class of our preferred stock, may approve the merger.

6.   WHAT WILL I RECEIVE IN THE MERGER?

     Each holder of our series A preferred stock will receive cash in the amount of $18.400 per share, each holder of our series B preferred stock will receive cash in the amount of $8.169 per share, and each holder of our common stock will receive cash in the amount of $0.170 per share.

7.   WHY WAS THE SPECIAL COMMITTEE FORMED?

     In June 2002, our board of directors formed a special committee, composed of four disinterested, non-employee directors, to evaluate, negotiate and recommend any proposal concerning a recapitalization, refinancing or strategic transaction involving us, including the proposed merger with the buyer and the terms of the merger agreement.

8.   WHY IS OUR BOARD OF DIRECTORS RECOMMENDING THAT I VOTE FOR THE MERGER?

     Our board of directors believes that the merger is in the best interests of the Company and our stockholders. The merger consideration payable to our stockholders represents a premium to the market prices of all three classes of our capital stock at the time the transaction was announced. Furthermore, in light of the risks associated with continuing to operate as an independent company, our board of directors believes the proposed merger transaction is more favorable to our stockholders than our alternatives. For more detail see the recommendations of the special committee and our board of directors beginning on pages ___ and ___, respectively.

9.   WHAT VOTE IS REQUIRED TO APPROVE THE MERGER?

     The approval of the merger agreement and the merger requires the affirmative vote of the holders of at least two-thirds of both our series A preferred stock and our series B preferred stock, each voting separately as a class, and the approval of the holders of two-thirds of our common stock, unless the amendment to our charter is approved, in which case a majority of the holders of the common stock may approve the merger. We urge you to complete, execute and return the enclosed proxy card to assure the representation of your shares at the special meeting.

10. WHAT STEPS DID OUR BOARD OF DIRECTORS AND THE SPECIAL COMMITTEE TAKE TO DETERMINE THAT THE PRICE PER SHARE I WILL RECEIVE IN THE PROPOSED MERGER IS FAIR TO ME FROM A FINANCIAL POINT OF VIEW?

     Because our charter does not address the allocation of consideration among our various classes of capital stock in a merger, such allocation was recommended by the special committee and approved by our board of directors. Houlihan Lokey acted as financial advisor to the special committee and an affiliate of Houlihan Lokey has provided a written opinion to the special committee and our board of directors that (i) the aggregate consideration to be received collectively by each of our stockholders and common unit holders of Prime LP, in connection with the merger is fair, from a financial point of view, to such holders collectively, and (ii) the consideration to be received by each of the classes of our preferred and common stock and by the common unit holders of Prime LP, considered independently, is fair, from a financial point of view, to such respective classes.

11.  WHAT ARE THE TAX CONSEQUENCES OF THE MERGER TO ME?

     If the merger is completed, the exchange of shares of our stock by our stockholders in return for the merger consideration will be a taxable transaction for federal income tax purposes. To review the tax consequences of the merger in greater detail, see "Material Federal Income Tax Consequences" beginning on page ___. Your tax consequences will depend on your personal situation. You should contact your own tax advisors for a full understanding of the applicable federal, state, local, foreign, and other tax consequences to you resulting from the merger.

12.  WHAT RIGHTS DO I HAVE IF I OPPOSE THE MERGER?

     You may vote against the merger by indicating a vote against the proposal on your proxy card and signing and mailing your proxy card, or by voting against the merger in person at the special meeting. If you properly exercise and perfect dissenter's rights under Title 3, Subtitle 2 of the Maryland General Corporation Law ("MGCL"), your shares will not be converted into the right to receive merger consideration, but holders of these dissenting shares shall be entitled to receive such consideration as shall be determined pursuant to Title 3, Subtitle 2 of the MGCL. If, however, you have failed to perfect or have effectively withdrawn or lost your right to appraisal and payment under the MGCL, your shares will be deemed to have been converted as of the effective time of the merger into the right to receive the merger consideration and your shares shall no longer be dissenting shares.

13.  WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED?

     We hope to complete the merger as soon as possible after the special meeting.

14. IF THE MERGER IS COMPLETED, WHEN CAN I EXPECT TO RECEIVE THE MERGER CONSIDERATION FOR MY SHARES OF STOCK?

     Promptly after the merger is completed, you will receive detailed instructions regarding the surrender of your stock certificates. You should not send your stock certificates to us or anyone else until you receive those detailed instructions. The paying agent will arrange for the payment of the merger consideration to be sent to you as promptly as practicable following receipt of your stock certificates and other required documents.

15.  WHAT WILL HAPPEN TO MY SHARES OF STOCK AFTER THE MERGER?

     After completion of the merger, each of your shares of our stock will represent solely the right to receive the applicable per share merger consideration. You will have no continuing equity interest in the surviving company, and will not share in any of our future earnings, dividends or growth. Trading in shares of our stock will cease, and our stock will no longer be listed on the OTC Bulletin Board. In addition, our stock will no longer be registered with the Securities and Exchange Commission.

16.  WHAT DO I NEED TO DO NOW?

     This proxy statement contains important information regarding the charter amendment, the merger agreement and the merger, as well as information about us and the buyer. It also contains important information about what our board of directors and the special committee considered in approving the charter amendment and the merger agreement and the merger. We urge you to read this proxy statement carefully, including its appendices. You may also want to review the documents referenced under "Where You Can Find More Information."

17.  HOW DO I VOTE?

     Just indicate on your proxy card how you want to vote, sign your proxy card and mail it in the enclosed postage-paid envelope as soon as possible so that your shares of capital stock will be represented at the special meeting. You may attend the special meeting and vote your shares of capital stock in person, rather than voting by proxy. In addition, you may withdraw your proxy up to, and including, the day of the special meeting by (a) submitting a subsequent proxy to change your vote, (b) providing written notice to our secretary or (c) attending the special meeting and voting in person. YOU SHOULD BE AWARE THAT THE FAILURE TO VOTE, AN ABSTENTION OR A BROKER NON-VOTE WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE CHARTER AMENDMENT AND THE MERGER.

18. WHAT HAPPENS IF I SELL MY SHARES BEFORE THE SPECIAL MEETING OR THE EFFECTIVE TIME OF THE MERGER?

     The record date for the special meeting is earlier than the expected completion date of the merger. If you held your shares of capital stock on the record date but have transferred those shares after the record date and before the merger, you will retain your right to vote at the special meeting but not the right to receive the merger consideration. The right to receive the merger consideration will pass to the person to whom you transferred your shares of capital stock.

19. IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

     Your broker will vote your shares of capital stock only if you provide instructions to your broker on how to vote. You should contact your broker and ask what information your broker will need from you. Your broker will not be able to vote your shares without instructions from you. If you do not provide instructions to your broker, your shares of capital stock will not be voted and this will have the same effect as a vote "AGAINST" the proposal to approve the charter amendment and the proposal to approve the merger agreement and the merger.

20.  WHAT WILL THE BUYER RECEIVE IF THE MERGER AGREEMENT IS TERMINATED?

     We have agreed to pay the buyer a termination fee of $4.5 million, plus expenses of up to $1.5 million, if the merger is not completed under certain circumstances, including our election to pursue a proposal which our board of directors believes is superior. In certain other circumstances in which the merger has not been completed, including the failure to obtain stockholder approval of the merger, no termination fee will be payable by us but we have agreed to reimburse the buyer, up to $3.5 million, for its expenses.

                       WHO CAN HELP ANSWER YOUR QUESTIONS

     If you would like additional copies of this document, or if you would like to ask any additional questions about the charter amendment or the merger, you should contact:

     Prime Retail, Inc.                      The Lightstone Group LLC
     100 East Pratt Street                   326 Third Street
     19th Floor                              Lakewood, New Jersey
     Baltimore, Maryland 21202               (732) 367-0129
     (410) 234-1774                          Attn:  General Counsel
     Attn:  General Counsel

           CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING INFORMATION

     This proxy statement contains or incorporates by reference certain forward-looking statements and information relating to us that are based on the beliefs of management as well as assumptions made by us and information currently available to us. Forward-looking statements include statements concerning projected financial data, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are other than statements of historical fact, including statements regarding the completion of the merger. When used in this proxy statement, the words "anticipate," "believe," "estimate," "expect," "plan," "intend," "project," "predict," "may," and "should" and similar expressions, are intended to identify forward-looking statements. These statements are based on our current expectations and naturally subject to uncertainty and change in circumstances. Actual results may vary materially from the expectations contained in this document and we cannot assure you that the merger will be consummated. The following factors, among others, could cause results to differ materially from those described herein: failure to obtain the requisite vote of our stockholders to approve the charter amendment or the merger; the costs related to the merger; the potential for litigation challenging the merger; and other economic, business, competitive and/or regulatory factors affecting our business generally. More detailed information about those factors is set forth in our annual report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. Unless required by law, we undertake no obligations to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

                               THE SPECIAL MEETING

DATE, TIME AND PLACE OF THE SPECIAL MEETING

     The special meeting will be held on __________, 2003 at 10:00 a.m. (local time) at 100 East Pratt Street, 12th Floor, Baltimore, Maryland.

PURPOSE OF THE SPECIAL MEETING

     At the special meeting, (i) holders of our common stock will be asked to consider and vote upon a proposal to amend our charter to reduce from two-thirds to a majority the required vote of the holders of our common stock necessary to approve a merger or combination involving us, and (ii) each class of our common and preferred stockholders then will be asked to consider and vote upon a proposal to approve an agreement and plan of merger, dated July 8, 2003, between us and Prime Acquisition Company (as amended, the "merger agreement') pursuant to which we will merge with and into the buyer, with the buyer being the surviving company. As a result of the merger, our separate corporate existence will cease and all of our subsidiaries, including Prime LP, will become subsidiaries of the buyer.

RECORD DATE, SHARES ENTITLED TO VOTE AND VOTING POWER

     Our board of directors has fixed the close of business on _______________, 2003 as the record date for determining those stockholders entitled to notice of, and to vote at, the special meeting. Only holders of record on the record date are entitled to notice of, and to vote at, the special meeting. On the record date, there were 2,300,000 shares of our series A preferred stock issued and outstanding, 7,828,215 shares of our series B preferred stock issued and outstanding and _____________ shares of our common stock issued and outstanding.

     Stockholders of record on the record date will be entitled to one vote per share of capital stock. Holders of our common stock will vote as a group on the proposal to approve the charter amendment and the proposal to approve the merger and on any applicable matter that may properly come before the special meeting and any adjournment or postponement of that meeting. Holders of our series A preferred stock and holders of our series B preferred stock will each vote as separate groups on the merger proposal and on any applicable matter that may properly come before the special meeting and any adjournment or postponement of that meeting.

     Two of our directors, who collectively own 6% of our series A preferred stock and 15% of our series B preferred stock, have entered into a voting agreement with the buyer pursuant to which the directors have agreed to vote, and have granted a proxy to the buyer to vote, their shares in favor of the charter amendment and the merger, subject to certain terms and conditions.

QUORUM AND VOTE REQUIRED

     Our bylaws require the presence, in person or by duly executed proxy, of holders of fifty percent plus one of the issued and outstanding shares of each class of capital stock entitled to be voted on a particular proposal at the special meeting to constitute a quorum at the special meeting for such proposal. For purposes only of determining the presence or absence of a quorum for a particular proposal, we intend to count abstentions and broker non-votes as present at the special meeting. Abstentions and broker non-votes are not, however, counted as votes cast and, therefore, have the same effect as a vote "AGAINST" the charter amendment and the merger. Broker non-votes are proxies from brokers or other nominees indicating that they have not received instructions from the beneficial owner or other person entitled to vote the shares which are the subject of the proxy on a particular matter with respect to which the broker or other nominee does not have discretionary voting power.

     The charter amendment requires the affirmative vote of holder of a majority of the issued and outstanding shares of our common stock.

     The merger agreement and the merger must be approved by: (a) the affirmative vote of the holders of at least two-thirds of the outstanding shares of our series A preferred stock; (b) the affirmative vote of the holders of at least two-thirds of the outstanding shares of our series B preferred stock; and
(c) the affirmative vote of the holders
of at least two-thirds of the outstanding shares of our common stock; provided, however, if the charter amendment is approved, the affirmative vote of the holders of only a majority of the outstanding shares of our common stock will be required.

PROXIES, VOTING AND REVOCATION

     Shares of our capital stock represented at the special meeting by properly executed proxies received prior to, or at, the special meeting, and not revoked, will be voted at the special meeting, and at any adjournment or postponement of that meeting, in accordance with the instructions on those proxies. If a proxy is duly executed and submitted without instructions, the shares of series A preferred stock, series B preferred stock or common stock represented by that proxy will be voted "FOR" the approval of the charter amendment in the case of a proxy representing shares of common stock and "FOR" the approval of the merger agreement and the merger in the case of a proxy representing shares of preferred stock and/or common stock. Proxies are being solicited on behalf of our board of directors.

     A proxy may be revoked at any time before it is voted at the special meeting. A proxy may be revoked by the person who executed it at, or before, the special meeting by:

          - delivering to our secretary a written notice of revocation of a previously-delivered proxy bearing a later date than the proxy;

          - duly executing, dating and delivering to our secretary a subsequent proxy; or

          - attending the special meeting and voting in person. Attendance at the special meeting will not, in and of itself, constitute a revocation of a previously delivered proxy.

     Any written notice revoking a proxy should be delivered to Prime Retail, Inc., 100 East Pratt Street, 19th Floor, Baltimore, Maryland 21202, Attention:
R. Kelvin Antill.

SOLICITATION OF PROXIES AND EXPENSES

     We will bear the entire cost of solicitation of proxies on behalf of the Company from our stockholders. We have retained MacKenzie Partners, Inc. to assist in soliciting proxies and will pay them a fee of $15,000 plus reasonable out of pocket expenses in connection with the solicitation. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding in their names shares of our capital stock beneficially owned by others to forward to those beneficial owners. We will reimburse persons representing beneficial owners of the shares of our capital stock for their expenses in forwarding solicitation materials to those beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone or personal solicitation by, in addition to MacKenzie Partners, our directors, officers or other regular employees of our Company. No additional compensation will be paid to our directors, officers or other regular employees for these services.

EFFECTIVE TIME OF THE CHARTER AMENDMENT AND THE MERGER

     The charter amendment will become effective immediately upon filing of the articles of amendment with the State Department of Assessments and Taxation of Maryland in accordance with the Maryland General Corporation Law.

     The merger will become effective as of the date and time specified in the articles of merger which will be filed with (a) the State Department of Assessments and Taxation of Maryland in accordance with the Maryland General Corporation Law and (b) the Secretary of State of the State of Delaware in accordance with the Delaware Limited Liability Act, which is expected to occur as soon as practicable after stockholder approval of the merger and the satisfaction or waiver of all other conditions to closing.

                PROPOSAL ONE - APPROVAL OF THE CHARTER AMENDMENT

DESCRIPTION OF CHARTER AMENDMENT

     Our board of directors approved, by a vote of seven to one, an amendment to our amended and restated articles of incorporation, which addresses the required vote of our stockholders necessary to approve a merger or consolidation involving the Company. The amendment provides a merger or consolidation shall be valid and effective if authorized by (i) the affirmative vote of a majority of the total number of shares of our common stock outstanding and entitled to vote thereon and (ii) the requisite vote of holders of all other classes of capital stock outstanding and entitled to vote thereon as required by our amended and restated articles of incorporation or applicable law. A copy of the amendment to our amended and restated articles of incorporation is attached to this proxy statement as ANNEX A.

REASONS FOR THE CHARTER AMENDMENT

     Our amended and restated articles of incorporation do not specify the vote required by the holders of our common stock to authorize a merger involving the Company. As a result, this requirement is determined by Section 3-105 of the Maryland General Corporation Law which provides that a merger must be approved by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter. Section 2-104(b)(5) of the Maryland General Corporation Law, however, permits the articles of incorporation of a Maryland corporation to allow for a lesser vote requirement with respect to the approval of a merger, provided that such required vote is not less than a majority. In general, our amended and restated articles of incorporation may be amended by a majority vote of the holders of our common stock.

     In an attempt to safeguard against the possibility that the merger will not obtain requisite approval of our common stockholders because a substantial number of our common stockholders fail to cast any vote with respect to the transaction, we are proposing that our charter be amended to reduce the requisite vote of our common stockholders with respect to the approval of the proposed transaction from two-thirds to a majority. We believe the proposed amendment represents a means, consistent with the terms of our charter and Maryland law, to lower the affirmative vote of our common stockholders required in connection with the merger and thereby reduce the likelihood that the outcome of the stockholder vote may be determined by common stockholders who fail to return a proxy for reasons that may not relate to the merits of the transaction.

     As of the record date, there were ___ shares of our common stock outstanding. Such shares were owned by over ___ holders of record and we estimate that over ___% of our shares of common stock are owned by investors that hold fewer than ___ shares. During the course of deliberations concerning the merger, the Company consulted with our proxy solicitor to discuss practical concerns of obtaining a two-thirds vote from our common stockholders. Our proxy solicitor informed us that, as a general matter based on its experience, approximately ___% of stockholders do not respond to proxy solicitations involving merger transactions. The proxy solicitor also advised us that the reasons for this failure to respond often relate to administrative issues (i.e., the stockholder not receiving or reviewing the proxy materials in a timely manner) rather than the merits of the proposal at issue. According to our proxy solicitor, the percentage of non-responses or non-votes from our common stockholders was likely to be higher in any proxy solicitation undertaken in connection with the proposed transaction due to the relatively nominal per share consideration that would be payable to a holder of common stock and the fact that our common stock is widely-held without any significant concentration of ownership.

     Because we would incur significant costs including the obligation to reimburse the buyer for its expenses up to $3.5 million, if our stockholders do not approve the merger, we deemed it appropriate and in the best interests of our stockholders to explore opportunities to improve the ability to obtain the requisite vote of our common stockholders to approve the merger.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     Our board of directors has adopted and approved the amendment to our amended and restated articles of incorporation and recommends that our stockholders vote "FOR" the approval of the amendment as described above. The persons designated in the enclosed proxy will vote your shares "FOR" approval of the proposal unless instructions to the contrary are indicated in the enclosed proxy.

         PROPOSAL TWO - APPROVAL OF THE MERGER AGREEMENT AND THE MERGER

BACKGROUND TO THE MERGER

     In January 2000, we suspended payment of distributions on our preferred stock and common stock because of our deteriorating operating performance, obligations to make certain short-term debt payments and limited liquidity with which to meet such obligations. Our operating income continued to decline in 2000 hindering our ability to address capital expenditure needs and debt repayment obligations which, among other reasons, prompted us to sell four of our outlet centers and obtain a $90 million mezzanine loan in December 2000 from an affiliate of Fortress Investment Group LLC ("Fortress") and Greenwich Capital Financial Products, Inc. Thereafter, we were informed that Fortress had acquired the $112 million loan secured by first mortgages on six of our outlet centers sometimes referred to as the "bridge loan." In order to repay both the mezzanine and bridge loan and stabilize our financial condition, we completed several strategic asset sales and significantly reduced operating expenses during 2001 and 2002, resulting in the sale of the bridge loan properties into a joint venture and the repayment of all but $17 million of the $112 million bridge loan in July of 2002, and the repayment in full of the mezzanine loan in December 2002. One such asset sale involved the sale of the Company's outlet center in Barceloneta, Puerto Rico in December, 2002 to an affiliate of Lightstone for an aggregate purchase price of $36.5 million.

     On June 4, 2002, we received an unsolicited proposal from Fortress, which was then a lender to the Company, to sponsor a recapitalization of the Company that would result in Fortress acquiring a controlling interest in the Company. The proposed transaction involved, among other things, a tender offer by Fortress for all of the outstanding capital stock of the Company at a price per share for our series A preferred stock, series B preferred stock and common stock of $8.00, $3.00 and $0.15, respectively, or an aggregate purchase price of approximately $48 million.

     On June 6, 2002, partially in response to the unsolicited proposal from Fortress, our board of directors formed a special committee of independent directors (the "Special Committee") to consider and evaluate recapitalization, restructuring, financing and other strategic alternatives, including the Fortress proposal. Our board of directors appointed Mr. Kenneth A. Randall, Ms. Sharon Sharp, Governor James R. Thompson and Mr. Marvin S. Traub to serve on the Special Committee. Governor Thompson was and is the Chairman of Winston & Strawn LLP, the Company's primary counsel. The Special Committee convened in executive session at the June 6 board meeting and, after considering proposals from several other investment banking firms, selected Houlihan Lokey Howard & Zukin Capital ("Houlihan Lokey") to serve as financial advisor to the Special Committee and to assist the Special Committee and Company in exploring means by which to strengthen the Company's financial position and address the Company's long-term capital requirements.

     On June 21, 2002, Mr. Howard Amster, a director and stockholder of the Company, together with representatives of Houlihan Lokey, met with Fortress to discuss the terms of the Fortress proposal. Although Mr. Amster attended this meeting with the prior approval of the Company, Mr. Amster participated in such meeting solely in his capacity as a preferred stockholder and not as a director or representative of the Company's board.

     On June 25, 2002, Fortress submitted a revised proposal to the Company to sponsor a recapitalization of the Company that would result in Fortress acquiring a controlling interest in the Company. The revised proposal involved, among other things, a tender offer by Fortress for all of the outstanding capital stock of the Company at a price per share for our series A preferred stock, series B preferred stock and common stock of $8.00, $5.00 and $0.20, respectively, or an aggregate purchase price of approximately $66 million.

     On July 1, 2002, the Special Committee elected Mr. Randall as chairman, selected Hogan & Hartson L.L.P. as its special legal counsel and approved the final terms of the engagement agreement with Houlihan Lokey. The Special Committee discussed the revised Fortress proposal and decided to defer responding to Fortress until Houlihan Lokey had an opportunity to complete its review of the Company and the proposal.

     The Special Committee held two meetings in July 2002 at which representatives of Houlihan Lokey reported to the Special Committee on the status of Houlihan Lokey's valuation of the Company and analysis of potential restructuring and other strategic alternatives available to the Company, including preliminary thoughts and analysis concerning the revised Fortress proposal, and a report of Houlihan Lokey's discussions with Fortress to date.

     On July 26, 2002, we sold the six bridge loan properties to a joint venture and repaid all but $17 million of the original $112 million bridge loan held by Fortress. The remaining balance under the bridge loan was converted into a joint venture interest (the "Fortress JV Interest") in an entity that formed another entity with a third party to indirectly acquire the properties. We guaranteed the redemption of such interest, which continues to be held by Fortress, in full plus a stated return on such interest on or before December 31, 2003.

     At the August 12, 2002 Special Committee meeting, representatives of Houlihan Lokey presented an overview of the Company's financial condition, a summary of Houlihan Lokey's valuation of the Company and an analysis of the restructuring and other strategic alternatives available to the Company.

     At the August 13, 2002 board meeting, Houlihan Lokey made a presentation to our board of directors concerning its initial report to the Special Committee, including a discussion about the valuation of the Company and issues facing the Company, both operational and in any restructuring or recapitalization, as well as the advantages and disadvantages of the various recapitalization, restructuring and strategic alternatives available to the Company. At this meeting, the board made a determination that the most recent Fortress proposal was inadequate. During the meeting, Houlihan Lokey also was directed to review various strategic courses of action for the Company, including the sale of substantial assets and the ability to raise capital from our existing stockholders through a rights offering, and to continue to undertake negotiations with Fortress concerning its unsolicited proposal.

     On August 28, 2002, after additional analysis of the amount of additional capital needed by the Company and related matters, the Special Committee approved the engagement of Granite Partners, L.L.C. ("Granite") as a financial advisor to assist the Company in its efforts to raise capital. The Company continued to explore recapitalization and restructuring alternatives as well as other strategic alternatives. The Company also directed its representatives to continue discussions with Fortress.

     In order to preserve our status as a real estate investment trust, our charter contains limitations that restrict, subject to certain exceptions, the number of shares of the various classes of our capital stock that may be held by any investor. In general, these limitations prohibit, among other things, any investor from owning more than 10% of the shares of our series A preferred stock outstanding. Merrill Lynch Global Allocation Fund, Inc. ("Merrill"), as an original investor in our initial public offering in 1994, was exempted from such ownership limitation with respect to the 741,500 shares, or approximately 32%, of our series A preferred stock that it acquired in such offering. In September 2002, Merrill, which continued to own the 741,500 shares of our series A preferred stock it acquired in our initial public offering, requested, as permitted by our charter, that our board of directors waive the 10% ownership limitation pertaining to our series A preferred stock in order to allow Merrill to sell all of its series A preferred stock to an unidentified buyer. The Company informed Merrill that it would need to know the identity of the buyer and other information before the Company would consider a waiver. After learning of Fortress' potential interest in acquiring all of Merrill's series A preferred stock, the Company and its representatives entered into discussions with Fortress concerning the terms under which the Company would consider granting Fortress the requisite waiver. Specifically, the Company discussed arrangements relating to the voting or repurchase of such shares that would neutralize the potential veto or blocking position that Fortress, as an owner of 32% of our series A preferred stock with an expressed interest in acquiring a controlling interest in the Company, could exercise. The parties were unable to reach agreement on the terms of a waiver. On September 26, 2002, Fortress filed a
Schedule 13D with the Securities and Exchange Commission disclosing that it had acquired 230,000 shares, or 10%, of our series A preferred stock from Merrill at a purchase price of $8.00 per share.

     On October 7, 2002, the Company issued a press release in which the Company announced the receipt of unsolicited proposals from Fortress on June 4, 2002 and on June 25, 2002, and stated that, after due consideration, the Fortress proposal, as revised on June 25, was inadequate. On October 25, 2002, the Special Committee authorized Houlihan Lokey to continue formal negotiations with Fortress to more fully develop a proposal with Fortress that would result in the best transaction possible for the Company's stockholders while the Company and its financial advisors continue to explore other potential transactions.

     From September 2002 through October 2002, the representatives of Granite, with assistance from the Company and Houlihan Lokey, completed the preparation of preliminary information packages and a more complete offering memorandum with financial projections for the Company's properties.

     From early September 2002 through late November 2002, Granite engaged in an extensive capital raising effort during which Granite contacted approximately 100 prospective investors. As a result of these efforts, Granite concluded, and advised our board of directors and the Special Committee, that it was unlikely that the Company would attract meaningful capital investment without the third party investor requiring that it obtain a controlling interest in the Company. Granite further advised the Company, however, that during its marketing efforts, several parties, including Lightstone, expressed a strong interest in pursuing a strategic transaction with the Company, provided such transaction resulted in their control of the Company.

     In an effort to pursue a strategic transaction, from November 2002 until early December 2002, 20 prospective investors, including competitors of the Company, were contacted by Houlihan Lokey and Granite and 13 prospective investors entered into, or reaffirmed their existing, confidentiality agreements with the Company and received copies of the offering memorandum. On November 15, 2002, all of the prospective investors who remained interested in pursuing a potential transaction with the Company were instructed to submit proposals according to specific guidelines including timing of submission, type of transaction and form of consideration. From late November 2002 through December 4, 2002, the Company, with the assistance of Houlihan Lokey and Granite, conducted management presentations for four prospective buyers at the Company's offices in Baltimore, Maryland. The Company also provided additional information as requested by the prospective investors to develop more fully their proposals.

     During the first week of December 2002, the Company received six written expressions of interest, four bids for all of the outstanding capital stock of the Company and two bids for all or a significant portion of the assets of the Company, subject in each case to the completion of due diligence. The bids for all of the outstanding capital stock of the Company ranged in net value to the Company from approximately $80 million to $120 million. During the following week, Houlihan Lokey discussed the various bids with the prospective purchasers in an attempt to determine the strengths and weaknesses of each bid.

     On December 13, 2002, the Special Committee and our board of directors held meetings to review with their legal and financial advisors the terms of the remaining bids submitted by prospective purchasers. As a result of such meetings, the Special Committee and our board of directors identified three of the prospective purchasers to participate in another round of bidding and instructed Houlihan Lokey to develop best and final offers from such parties.

     The Company and its representatives informed the three prospective purchasers that they had been selected to participate in a final round of bidding. Prior to December 19, 2002, Houlihan Lokey and Granite had several conversations with each of the parties, as well as with their respective sources of capital, to address issues with the parties' prior proposals and to provide valuation guidance.

     On December 19, 2002, the three prospective purchasers previously selected by the Company submitted revised bids to acquire all of the outstanding capital stock of the Company, subject in each case to the completion of due diligence. The bids ranged in net value to the Company from approximately $125 million to $138.5 million.

     On December 23, 2002, based on the recommendation of the Special Committee, which was based on advice provided by Houlihan Lokey, our board of directors instructed management to pursue a potential transaction with the prospective purchaser which had submitted a bid, subject to the completion of due diligence, to acquire all of the outstanding capital stock of the Company for an aggregate purchase price of approximately $138.5 million.

     On December 31, 2002, at the request of the bidding party and in order to begin negotiating the terms of a definitive agreement, the Company entered into an exclusivity agreement whereby the bidding party agreed to conduct and complete its due diligence on the Company and the Company agreed not to provide any further information to, or have any further discussions with, other prospective buyers during the exclusivity period which expired on February 14, 2003. Thereafter, the Company facilitated the due diligence efforts of the bidding party and began to negotiate the terms of a definitive agreement.

     During December 2002 and early 2003, at the direction of the Special Committee, Houlihan Lokey contacted several of the Company's series A preferred stockholders and series B preferred stockholders in order to facilitate a means whereby such stockholders could provide input concerning the Company's strategic alternatives including input regarding the manner in which any consideration payable in connection with a strategic transaction would be allocated among the Company's stockholders. In January 2003 as discussions with third parties concerning a strategic transaction advanced, Houlihan Lokey facilitated limited discussions involving certain holders of the Company's preferred stock who had agreed to enter into confidentiality agreements with the Company. The purpose of such discussions was to obtain input from holders of the Company's series A and series B preferred stock with respect to the possible allocation of consideration among the Company's stockholders assuming an acquisition of the Company resulting in aggregate consideration to the Company's stockholders in the range of $130 million to $135 million. Holders of approximately 23.3% of the outstanding series A preferred stock and approximately 40.3% of the outstanding series B preferred stock, in both cases including Mr. Howard Amster and other stockholders owning shares of both series A preferred stock and series B preferred stock, participated in the discussions, and with the exception of Mr. Amster, all of such stockholders executed confidentiality agreements. Neither Merrill nor Fortress participated in such discussions. Based on a potential transaction involving aggregate consideration of approximately $133 million, a subgroup of the participating series A preferred stockholders and series B preferred stockholders collectively arrived at a consensus with respect to an allocation of $18.50 per share, and $10.25 per share for the series A preferred stock and series B preferred stock, respectively. The preferred stockholders participating in these discussions did not assign a per share value to the common stock, but rather an aggregate allocation of $10.0 million to the common stockholders.

     On February 10, 2003, Houlihan Lokey presented to the Special Committee a valuation summary of the Company as well as the series A preferred stock, the series B preferred stock, the common stock and common units and explained the various methodologies used in deriving its valuation of the Company and each of its classes of equity securities.

     Prior to the Special Committee meeting on February 13, 2003, the party to the exclusivity agreement communicated to the Company that, as a result of the party's due diligence, it would require a significant unspecified price reduction in order to continue with the transaction. The party also requested that the exclusivity period be extended until February 24, 2003 to complete its due diligence and determine the price reduction it would require in order to proceed with the transaction.

     On February 13, 2003, our board of directors, based on the recommendation of the Special Committee, authorized the Company to extend the exclusivity period until February 24, 2003 in an effort to determine whether a strategic transaction on mutually agreeable terms could be reached.

     On February 14, 2003, the parties agreed to extend the exclusivity period to February 24, 2003.

     On February 23, 2003, the party informed the Company that it would not be submitting a revised bid and that it was no longer interested in pursuing a strategic transaction on the same terms and of the same structure previously proposed. As a result, all related discussions were subsequently terminated.

     On February 24, 2003, our board of directors, based on the recommendation of the Special Committee, instructed Houlihan Lokey to contact one of the two other parties that participated in the final round of bidding in December 2002 to determine if such party remained interested in pursuing a strategic transaction with the Company on the terms previously submitted.

     On March 1, 2003, the Company received a proposal from the party in question to acquire all of the capital stock of the Company for $117.5 million subject to certain deductions and the completion of due diligence.

     On March 3, 2003, the Special Committee, and later that same day the board of directors, met to consider the proposal received on March 1, 2003. Houlihan Lokey reported that the net value to the Company's equity holders of the offer was approximately $112.5 million but that the structure of the deal, including proposed purchase price adjustments based on the Company's working capital and expenses, made valuation of the bid difficult to assess. As a result, and as the Special Committee recommended, the board of directors declined to enter into exclusive discussions with the bidder.

     Houlihan Lokey thereafter contacted the other parties which previously expressed an interest in the Company, including Lightstone, to determine if such parties continued to have an interest in pursuing a strategic transaction with the Company and, if so, to submit proposals to the Company prior to March 12, 2003.

     On March 4, 2003, the Company issued a press release disclosing the limited discussions among certain preferred stockholders in accordance with the terms of the confidentiality agreements entered into with such stockholders. The Company also announced that the discussions with the third party concerning a potential sale of the Company that were the basis for such discussions had ceased.

     By March 12, 2003, the Company had received the latest three bids from prospective purchasers, including a bid from Lightstone, to acquire all of the outstanding capital stock of the Company, subject to the completion of due diligence. The bids ranged in net value to the Company from approximately $100 million to $118 million, the highest bid being from Lightstone. Lightstone proposed to acquire all of the outstanding capital stock of the Company for consideration of $121 million less certain transaction expenses (which the Company estimated as approximately $3 million at the time), subject to, among other things, the completion of satisfactory due diligence

     On March 13, 2003, the Special Committee, and later that same day the board of directors, met to review the proposal. Based on the recommendation of the Special Committee, our board of directors authorized the Company to enter into an exclusivity arrangement and pursue a possible strategic transaction with Lightstone.

     On March 19, 2003, at the request of Lightstone and in order to begin negotiating the terms of a definitive agreement, the Company entered into an exclusivity agreement whereby Lightstone agreed to conduct and complete its due diligence on the Company and the Company agreed not to provide any further information to, or have any further discussions with, other prospective buyers during the exclusivity period which expired on April 17, 2003.

     On March 21, 2003, representatives of the Company circulated an initial draft of an agreement and plan of merger. The representatives of the Company and the buyer held several meetings over the next several months to negotiate the terms and conditions of the proposed merger agreement and other structural issues with respect to the proposed transaction. During this time, the Company and its representatives also had several discussions with the buyer and its representatives about issues involving the partnership agreement of the Company's operating partnership and the common unit holders.

     On April 15, 2003, Lightstone, after due diligence, submitted a revised bid to acquire all of the Company's outstanding capital stock for $113 million less all transaction expenses of the Company (which the Company estimated to be $1.5 million at the time) other than the investment banking fees of Houlihan Lokey and Granite which would be paid by Lightstone. The transaction would result in net consideration to stockholders of approximately $111.5 million.

     On April 17, 2003, the exclusivity period expired but the Company and Lightstone continued to negotiate a transaction.

     On April 18, 2003, Houlihan Lokey presented to the Special Committee a valuation summary of the Company as well as the series A preferred stock, the series B preferred stock, the common stock and the common units. At this meeting, the Special Committee also discussed an alternative transaction proposal that one of the Company's directors, Mr. Michael Reschke, had submitted for the board's consideration and which involved, in part, (a) the sale of a majority interest in six outlet centers, including several of the Company's better performing assets, to a real estate syndicator, (b) the sale, consistent with the Company's then current business plan and initiatives already undertaken by the Company, of five under-performing outlet centers, and (c) a rights offering to the Company's stockholders (the "Alternative Transaction Proposal"). In presenting this proposal, Mr. M. Reschke expressed his view that the Alternative Transaction Proposal would result in $70 million to $90 million more value for the Company's stockholders than the transaction with Lightstone then under consideration. The Special Committee recommended that the Company continue to pursue the transaction with Lightstone. It also recommended that the Company further explore with Mr. M. Reschke the Alternative Transaction Proposal.

     During negotiations in late April 2003, Lightstone agreed to increase its offer to acquire all of the outstanding capital stock of the Company to $115 million net to the Company's stockholders and unit holders, subject, to among other things, the resolution of an acceptable termination fee and expense reimbursement. During the course of these negotiations, Lightstone also advised the Company, that as a condition to entering into a definitive merger agreement, it would require agreements from certain directors, in their capacities as stockholders of the Company, to vote their shares in favor of the Lightstone transaction.

     Also during April 2003, management of the Company was asked by Mr. Amster, one of the Company's directors, to work with him to develop more fully the concept of a stockholder rights offering.

     In late April 2003, Mr. M. Reschke provided the Company and the board with additional information concerning the Alternative Transaction Proposal. In addition, on April 25, 2003, the Company received a non-binding proposal from a real estate syndicator to acquire a 75% interest in five of the Company's better performing outlet centers (rather than the six centers initially contemplated by the plan submitted by Mr. M. Reschke).

     On April 29, 2003, Mr. David Lichtenstein, the chief executive officer of Lightstone, was invited to address the board of directors to address questions about his company and its proposal to acquire us. After Mr. Lichtenstein left the meeting, presentations were made to the board members by Mr. M. Reschke on the Alternative Transaction Proposal, by Mr. G. Reschke on the Company's most recent five-year business plan and by Mr. Amster on a stockholder rights offering. During the discussion that followed, Messrs. Amster, M. Reschke and Mr. Skoien expressed their reluctance to approve the Lightstone transaction, citing concerns as to the aggregate consideration payable in connection with the offer, the ability to obtain requisite approval of stockholders based on the allocation of such consideration and the possibility that other alternatives, including continuing to operate as an independent company and considering pursuing the Alternative Transaction Proposal, might be more favorable to the Company's stockholders. Mr. Amster suggested that he would be less reluctant if the preferred stockholders, including himself, were able to participate with Lightstone in the transaction as continuing equity owners, rather than being required to sell their shares for cash. After the presentations, the Special Committee reconvened to discuss the proposals. Mr. G. Reschke advised the Special Committee that, based on his discussion with proxy solicitation firms, it would be difficult to obtain two-thirds approval of the preferred stockholders if Messrs. Amster and Skoien, the two directors on the Company's board elected by the Company's preferred stockholders (collectively, the "preferred board representatives"), voted against the transaction, given the size of Mr. Amster's holdings and the likely influence that their no vote would have over the preferred stockholders. The Special Committee considered and approved a follow-up meeting between Mr. Lichtenstein and the preferred board representatives. The purpose of the meeting with Mr. Lichtenstein was to explore whether the terms of the Lightstone transaction, including price, could be improved and the structure of such transaction refined to allow preferred stockholders who did not want to cash-out their equity investment in the Company to participate with Lightstone in some fashion. The Special Committee also directed Houlihan Lokey and Granite to analyze the Alternative Transaction Proposal presented by Mr. M. Reschke.

     At the April 29, 2003 meeting, management of the Company, including Glenn Reschke, presented a five-year business plan for the Company. In the course of this presentation, management noted that successful execution of this plan could result in the Company achieving an equity value greater than the purchase price proposed by Lightstone. Management further noted, however, that such successful execution would require a reversal of several historic trends relating to the Company's operating performance, including (i) modest growth of the Company's net operating income, which had declined in each of the past three years, (ii) an increase in portfolio occupancy which had decreased in each of the past three years and (iii) improvement in same-store sales of the Company's core centers which, in the aggregate, also have declined in each of the past three years.

     Prior to May 2, 2003, the preferred board representatives, together with representatives from Houlihan Lokey, held discussions with Mr. Lichtenstein to explore whether the terms of the Lightstone transaction, including price and structure, could be improved. In separate discussions during this period involving Houlihan Lokey and the preferred board representatives, the preferred board representatives proposed an allocation based on an approximation of a pro rata reduction of the relative values or prices discussed by certain preferred stockholders in February based on a proposed total purchase price of $115 million (rather than the $133 million considered in February 2003). This pro rata reduction equated to price per share amounts of approximately $16.04 per share to the series A preferred stockholders, $8.93 per share to the series B preferred stockholders and $0.15 per share to the common stockholders. These represented allocations at which the preferred board representatives indicated that they would support a transaction.

     On May 2, 2003, the Special Committee met and received a report from the preferred board representatives on their meeting with Mr. Lichtenstein, which was also attended by representatives of Houlihan Lokey. Mr. Amster confirmed that Mr. Lichtenstein was unwilling to pay more than $115 million for the Company but that he was willing to allow a limited number of preferred stockholders to participate in the transaction with Lightstone as continuing equity investors under certain terms and conditions and agreed that, as part of a definitive merger agreement, Lightstone would commit to provide financing to enable the Company to fund its obligation to redeem the Fortress JV Interest regardless of whether the proposed merger closed. Mr. Amster also informed the Special Committee that both Mr. Skoien and he now believed an allocation of $16.04 per share to the series A stockholders, $8.93 per share to the series B stockholders and $0.15 per share to the common stockholders was likely to be approved by the series A stockholders and the series B stockholders and that he would support the transaction at such an allocation. Mr. Amster left the meeting and the Special Committee discussed his report and proposed allocation. Winston & Strawn LLP, counsel to the Company, updated the Special Committee on the status of negotiations with Lightstone concerning the proposed transaction. In this update, it was noted that Lightstone continued to require, as a condition to proceeding with the transaction, voting agreements from each of the preferred board representatives that would obligate such individuals to vote all of their shares of capital stock in the Company in favor of the transaction. Granite and Houlihan Lokey then provided summaries of their respective analyses of the Alternative Transaction Proposal submitted by Mr. M. Reschke. Both Granite and Houlihan Lokey expressed significant reservations about such a transaction, including that the transaction was subject to numerous contingencies, including the Company's ability to obtain, at its expense, certain new first mortgage loans, and that the transaction, even if consummated, would not result in a residual value for the Company as high as Mr. M. Reschke projected nor would it necessarily result in liquidity for all of the Company's stockholders. Our board of directors met later in the day and, based on the recommendation of the Special Committee and the reports of its advisors, instructed the Company to continue efforts to negotiate a definitive agreement with Lightstone rather than pursue the Alternative Transaction Proposal. Mr. M. Reschke dissented from such recommendation. The Special Committee also asked Houlihan Lokey to provide valuations for each of the classes of the Company's capital stock.

     After May 2, 2003 and in light of the discussions with Lightstone at a purchase price of $115 million, Houlihan Lokey again facilitated discussions among preferred stockholders who entered into confidentiality agreements with the Company. As part of their discussions, the restricted stockholders were asked to provide input on a possible allocation of consideration among the Company's stockholders assuming an acquisition of the Company resulting in aggregate consideration to the Company's stockholders of approximately $115 million. In addition, the restricted stockholders were asked to provide input on an approximate allocation of such consideration among the series A preferred stock, series B preferred stock and the common stock of $15.90, $8.80 and $0.17, respectively, which represented an approximate pro rata reduction of the consensus allocation discussed by certain members of the prior group of restricted preferred stockholders.

     On May 8, 2003, the Company and its representatives met with Lightstone and its representatives in New York to discuss the terms of the transaction.

     On May 9, 2003, the Special Committee met and received a report from Mr. G. Reschke as to the status of negotiations with Lightstone. Mr. G. Reschke also reported that in reviewing the terms under which certain preferred stockholders would participate in the transaction with Lightstone as a way of increasing the likelihood of preferred stockholder support, it was determined, after consultation with the preferred board representatives, that the benefits of the proposed "rollover" participation component of the transaction to our preferred shareholders were somewhat limited and outweighed by the resulting complexities caused to the transaction. As a result, Mr. G. Reschke recommended that the feature be removed from the transaction. Mr. G. Reschke reported that Mr. Amster was still in support of the transaction as long as the allocation was consistent with the preferred board representatives' recommendations discussed on May 2, 2003, even though there would not be an option for existing preferred stockholders to participate in the transaction with Lightstone through a rollover component.

     On May 14, 2003, the Special Committee met and received a report from Mr.
G. Reschke that the Company and Lightstone were continuing in their negotiations of a definitive agreement. At the Special Committee meeting and the board meeting immediately following, Houlihan Lokey presented a valuation summary of the

Company as well as the series A preferred stock, series B preferred stock, common stock and common units. With respect to the Lightstone proposal, Houlihan Lokey indicated its preliminary view that the proposed purchase price of $115 million represented an aggregate consideration that was fair to the Company's stockholders. Houlihan Lokey also reported that, based upon the information available to it as of such date, its preliminary estimate as to the range of values for each class of the Company's capital stock, considered independently as of the date of the Special Committee meeting, was $16.00 to $18.60 per share for the series A preferred stock, $6.10 to $7.20 per share for the series B preferred stock, and $0.13 to $0.14 per share for the common stock. Houlihan Lokey also reported its view that the all cash offer to the Company's stockholders provided by the Lightstone transaction was a superior alternative for the Company's stockholders than the Company continuing to operate on a stand alone basis.

     On May 28, 2003, the Special Committee met and received a report from Mr.
G. Reschke on the status of the continuing negotiations with Lightstone. The Special Committee again discussed the issue of allocation. Mr. G. Reschke reported that, after further discussions with the preferred board representatives, the preferred board representatives would now support an allocation of $16.25 per share to the series A stockholders, $8.66 per share to the series B stockholders and $0.18 per share to the common stockholders.

     On June 2, 2003, the Special Committee met again to discuss the manner in which the aggregate consideration paid by Lightstone should be allocated among the various classes of our capital stock. No formal action was taken by the Special Committee at this meeting. The Special Committee did instruct Houlihan Lokey to continue to seek input from preferred stockholders on the matter of allocation. The Special Committee also asked that the preferred board representatives attend the next meeting of the Special Committee in order to explain their views on allocation.

     The Special Committee next met on June 5, 2003. At this meeting, Houlihan Lokey reported on its discussions with Merrill, which owned 22% of the series A preferred stock and had agreed to sign a confidentiality agreement. Houlihan Lokey advised the Special Committee that, during these discussions, Merrill indicated that, absent additional information concerning the Company and the proposed transaction, including details of the valuation analysis prepared by Houlihan Lokey, Merrill would not provide the Company with specific guidance on the price per share of the series A preferred stock that Merrill would view as acceptable in the context of a strategic transaction. The preferred board representatives then joined the meeting. The Special Committee informed the preferred board representatives that the feedback generally being received by Houlihan Lokey was that the Company's preferred stockholders wanted liquidity. Notwithstanding the fairness of the aggregate consideration being proposed and the desire of the Company's stockholders for liquidity, the Special Committee indicated to the preferred board representatives that their proposed allocation was problematic for the Special Committee because, under such proposal, the series A stockholders will receive an amount per share at the lower end of Houlihan Lokey's valuation range while the series B stockholders would receive an amount per share above Houlihan Lokey's valuation range. The preferred board representatives stated that they had reviewed the valuation analysis provided by Houlihan Lokey but still supported an allocation of proceeds among the various classes of $16.25 for the series A preferred stock, $8.66 for the series B preferred stock and $0.18 for the common stock and that the preferred board representatives would support the transaction at that allocation. The preferred board representatives were then excused from the meeting and the members of the Special Committee discussed the allocation matter further.

     The Special Committee then met on June 9, 2003. At this meeting, Winston & Strawn LLP reviewed the terms of the proposed merger agreement, the related amendment to the partnership agreement of the Company's operating partnership and the proposed form of amendment to the Company's charter with the Special Committee and the board of directors.

     On June 9, 2003, Houlihan Lokey reported to the Special Committee, based on its continuing discussions with Merrill, that Merrill expressed a strong desire for liquidity at a reasonable allocation but would not commit to a specific price for its shares. Houlihan Lokey further reported to the Special Committee that while Merrill, through its counsel, had indicated that a price of $16.00 per share to the holders of series A preferred stock was too low. Houlihan Lokey also reported that Fortress had indicated a willingness to consider a price of between $16.00 and $20.00 per share of series A preferred stock. Houlihan Lokey further reported that, in addition to Merrill, substantially all of the series A and series B preferred stockholders that it had contacted during this process expressed a desire for liquidity at a reasonable allocation. Houlihan Lokey, in expressing its view that the Lightstone proposal should be submitted for consideration by the Company's stockholders, noted that the Lightstone proposal was a result of an extensive marketing process, would offer immediate liquidity to the Company's stockholders upon consummation and would provide an aggregate consideration that Houlihan Lokey had previously preliminarily indicated to the Special Committee would be fair to the Company's stockholders collectively. After further discussion, the Special Committee voted to recommend to our board of directors that: (i) the Company be authorized, subject to negotiation of definitive agreements in acceptable form, to enter into an agreement with Lightstone pursuant to which Lightstone would acquire all of the outstanding capital stock of the Company for an aggregate price of $115 million and (ii) the merger consideration payable to the Company's stockholders be allocated as follows: $16.25 per share to the series A stockholders, $8.66 per share to the series B stockholders and $0.18 per share to the common stockholders.

     The Special Committee informed our board of directors that in recommending this allocation it took into account a variety of factors including the views of the preferred board representatives. The Special Committee also took into account that the buyer required the preferred board representatives to enter into voting agreements as a condition of going forward with the transaction. The Special Committee further informed our board of directors that, given the size of Mr. Amster's holdings and the likely influence that a "no" vote by the preferred board representatives would have over the other preferred stockholders, it believed that the support of the preferred board representatives was crucial to having the transaction approved by the Company's preferred stockholders.

     On June 9, 2003, our board of directors, after receiving a report of Houlihan Lokey consistent with that delivered to the Special Committee and considering the Special Committee's recommendation on allocation, voted to adopt the Special Committee's recommendation by a vote of six to one, with Mr. M. Reschke dissenting and Ms. Sharon Sharp being absent. In dissenting, Mr. M. Reschke expressed his views that (i) the total consideration payable by Lightstone was inadequate, (ii) the allocation of such consideration among the Company's stockholders was objectionable, (iii) other alternatives available to the Company, including the Alternative Transaction Proposal, would create more value for stockholders and (iv) the transaction was unlikely to be approved by the requisite vote of stockholders, resulting in considerable expense to the Company.

     The next meeting of the Special Committee was held on June 24, 2003. At this meeting, Mr. G. Reschke informed the Special Committee that the preferred board representatives indicated that they would no longer support the Lightstone transaction because they now felt that the aggregate consideration was inadequate. The preferred board representatives joined the meeting and were asked by the Special Committee to explain more fully their position. The preferred board representatives stated that it was now their belief that the equity value of the Company arguably exceeded the aggregate consideration offered by Lightstone, citing improvement in the Company's ability to obtain financing on more favorable terms, improvement in sales at the Company's centers and the recently announced purchase of an outlet center in Pennsylvania by another well-capitalized outlet center REIT as among the factors for their new position. They also indicated they were particularly concerned about the restrictions imposed by the proposed merger agreement on the Company's ability to refinance the $262 million mega deal loan which matures on November 11, 2003. The preferred board representatives offered to meet with Mr. Lichtenstein to persuade him to improve the terms of Lightstone's offer. The Special Committee asked management to arrange the meeting. After the preferred board representatives left the meeting and after additional discussion, the Special Committee reaffirmed its recommendation with respect to the allocation reached at the June 9, 2003 Special Committee meeting and approved by our board of directors on June 9, 2003. The Special Committee reported to our board of directors that it had reaffirmed its allocation recommendation and had instructed management of the Company to discuss with Lightstone modifications of some of the restrictions on refinancing the mega deal loan. The Special Committee also informed our board of directors that the Special Committee had approved the request of the preferred board representatives to meet with Lightstone to determine if, among other things, the amount of consideration to be paid by Lightstone could be increased.

     On June 29, 2003, the Company issued a press release disclosing the limited discussions among certain preferred stockholders in accordance with the terms of the confidentiality agreements.

     On June 30, 2003, the preferred board representatives met with Mr. Lichtenstein to discuss the possibility of Lightstone improving the terms of its offer. Although Mr. Lichtenstein did not agree to increase the aggregate consideration to be paid, sufficient other terms of the transaction were improved, specifically terms relating to certain of the restrictions on the mega deal loan refinancing, such that the preferred board representatives reported to Mr. G. Reschke that they would now support the transaction at an aggregate purchase price of $115 million. The final terms of the merger agreement provide that the Company is restricted from negotiating or discussing the refinancing of the properties securing the mega deal loan with any lenders until September 15, 2003, at which time the Company is only able to enter into refinancing discussions with certain enumerated lenders. After November 11, 2003 the Company may seek refinancing from any other lenders. In addition, the Company is precluded from closing any loans relating to mega deal until November 11, 2003. The November 11, 2003 date may be extended until January 11, 2004, at the election of Lightstone, if Lightstone elects to
(i) pay (A) one-half of the additional interest incurred by the Company between November 11, 2003 and December 31, 2003, and (B) all of the additional interest incurred by the Company between January 1, 2004 and January 11, 2004, if so extended, in respect of the mega deal loan and (ii) loan the Company any shortfalls in cash flow that results from the requirement under the mega deal loan that additional cash flows be applied to the repayment of such loan after November 11, 2003.

     On July 1, 2003, the Special Committee, and later that same day, our board of directors, met. At these meetings, Winston & Strawn LLP reviewed the terms of the proposed merger agreement, the related amendment to the partnership agreement of the Company's operating partnership and the proposed form of amendment to the Company's charter with the Special Committee and the board of directors. Houlihan Lokey also reported that, based upon the information available to it as of such date, its concluded estimate as to the range of values for each class of the Company's capital stock, considered independently as of the date of the Special Committee meeting, had changed slightly from the ranges provided on May 14, 2003 to $16.11 to $18.61 per share for the series A preferred stock, $6.15 to $7.24 per share for the series B preferred stock, and $0.14 to $0.15 per share for the common stock.

     On July 1, 2003, Mr. G. Reschke informed the Special Committee that the preferred board representatives had agreed to support the transaction with Lightstone and were willing to sign agreements obligating them to vote in favor of the transaction. Mr. G. Reschke also reported that Mr. M. Reschke continued to oppose the transaction. After further consideration, the Special Committee unanimously voted to recommend to our board of directors the approval of the merger agreement with Lightstone and the transactions contemplated thereby and reaffirmed an allocation of $16.25 per share to each series A preferred stockholder, $8.66 per share to each series B preferred stockholder, and $0.18 per share to each common stockholder previously approved by the Special Committee on June 9, 2003.

     On July 1, 2003, based on the recommendation of the Special Committee, our board of directors approved by a vote of seven to one, with Mr. M. Reschke dissenting for the reasons he noted at the meeting of June 9, 2003, the merger agreement with Lightstone and the transactions contemplated thereby, including, but not limited to, the proposed amendment to the partnership agreement of the Company's operating partnership and the proposed form of amendment to the Company's charter, and reaffirmed the allocation of merger consideration previously approved by the board on June 9, 2003, subject to the receipt of a written fairness opinion from an affiliate of Houlihan Lokey and the execution of voting agreement between the preferred board representatives and the buyer.

     On July 8, 2003, the Company and Prime Outlets Acquisition Company, LLC, an affiliate of Lightstone, entered into a merger agreement and issued a joint press release announcing the execution of the merger agreement. In connection therewith, Mr. Amster and Mr. Skoien entered into agreements to vote their shares in favor of the transaction unless the board of directors' recommendation in favor of the transaction is withdrawn. On July 8, 2003, in connection with the execution of the merger agreement, Houlihan Lokey Howard & Zukin Financial Advisors, Inc. ("HLHZFA"), an affiliate of Houlihan Lokey, delivered to the Special Committee and our board of directors a written opinion stating that, as of that date, and based on and subject to the assumptions made, matters considered, limitations on and qualifications made by HLHZFA in its review, (i) the aggregate consideration to be collectively received by our stockholders and common unit holders in Prime LP in connection with the merger is fair, from a financial point of view, to such holders collectively, and (ii) the consideration to be received by each of the classes of our preferred and common stock and by the common unit holders of Prime LP, considered independently, is fair to such respective classes and unit holders, from a financial point of view.

     During the next week the Company received separate communications from Merrill and Fortress, each stating that the proposed allocation was inadequate and on July 16, 2003, the Company issued a press release announcing that it had received communications from Merrill and Fortress that the proposed allocation of $16.25 per share of series A preferred stock was inadequate.

     On August 5, 2003, the Company filed with the Securities and Exchange Commission a Current Report on Form 8-K containing background information concerning the proposed transaction, a summary of the analysis relating to the fairness opinion of HLHZFA, and a copy of such fairness opinion. In connection with this filing, the Company announced that this information was being made available in response to certain stockholders' requests for information concerning the transaction and in order to facilitate discussions with or among stockholders concerning the transaction.

     On August 11, 2003, at the request of the Company, certain holders of our series A preferred stock and our series B preferred stock, who collectively own approximately 50% of our series A preferred stock and 47% of our series B preferred stock, participated in a telephonic conference call moderated by Granite during which the holders discussed the matter of allocation of the merger consideration among our classes of capital stock.

     On August 13, 2003, the Special Committee and our board of directors each met and received a report from Granite on the call among the preferred stockholders and the follow up conversations between Granite and certain of such preferred stockholders. Granite informed the members of the Special Committee and the board that Fortress had indicated that it would not support an allocation in which the series A preferred stockholders received less than $20.00 per share and that Merrill had indicated that it would consider an allocation to the series A preferred stockholders in excess of $20.00 per share. Granite also reported that ROI Capital Management, Inc. ("ROI"), a significant series B preferred stockholder, had indicated that it would not support an allocation in which the series B preferred stockholders received less than $8.30 per share. Granite advised the Special Committee and the board that ROI had also indicated that, in the event of any reduction of the allocation to the series B preferred stock, it expected there would also be a reduction in the allocation to the common stockholders and some concessions by the Company's financial advisors and senior management. In addition, the Special Committee and the board were informed that Mr. Amster indicated that he would support an allocation of $8.46 per share to the series B preferred stockholders, provided, that the allocation to the common stockholders was significantly reduced and substantial concessions with respect to amounts payable to the Company's senior management, financial advisors and lawyers were made. Noting that there was not sufficient merger consideration to satisfy the minimum allocation requirements proposed by Fortress, Merrill and ROI, the Company's financial advisors were instructed to continue discussions with the significant preferred stockholders over the next week to determine if a consensus could be reached as to an allocation within the framework of the proposed transaction with Lightstone.

     From August 13 to August 21, the Company's financial advisors had several phone conversations with the series A and B preferred stockholders that participated in the August 11 call, inlcuding Fortress, ROI and Mr. Amster, concerning allocation of the merger consideration.

     On August 21, 2003, the Special Committee met to reconsider the matter of allocation of the merger consideration among each of our classes of capital stock. At the meeting, Granite reported that no consensus had been reached by the significant preferred stockholders as to allocation. Management, however, did report that Mr. Amster had, in response to a management proposal, indicated a willingness to support an allocation of $18.400 per share to the series A preferred stockholders, $8.169 per share to the series B preferred stockholders and $0.170 per share to the common stockholders, provided, that the Company's financial advisors and management agreed to forego a portion of the fees and benefits otherwise payable to them in connection with the consummation of the merger in an amount sufficient to support the revised allocation. After taking into account the position of the significant series A preferred stockholders with respect to the initial allocation of the merger consideration and the willingness of the significant series B preferred stockholders to accept a lower allocation subject to certain conditions, the Special Committee recommended a revised allocation of $18.400 per share to the series A stockholders, $8.169 per share to the series B stockholders and $0.170 per share to the common stockholders, subject to the Company's ability to obtain an agreement from the Company's financial advisors and executive officers to forego a portion of the fees and benefits otherwise payable to them in an aggregate amount of $514,000, representing the additional amount of merger consideration in excess of $115,000,000 necessary to support the revised allocation, and an agreement from the buyer to increase the aggregate merger consideration payable to the Company's stockholders by an amount equal to such concessions.

     On August 21, 2003, our board of directors met and approved, by a vote of seven to one, the Special Committee's recommendation with respect to the revised allocation of the merger consideration, subject to the same conditions.

     From August 21 to August 26, the Company and its counsel had discussions with the Company's financial advisors and executive officers concerning a reduction in the fees and benefits payable to them in connection with the consummation of the merger. During such period, the Company and its counsel also had discussions with the buyer and its counsel concerning an amendment to the merger agreement to increase the aggregate merger consideration to reflect any concessions made by the Company's financial advisors and senior management.

     On August 27, 2003, the Company's engagement letter with Houlihan Lokey was amended to reduce the success fee payable to Houlihan Lokey upon the consummation of the merger by $105,000 from $2,100,000 to $1,995,000.

     On August 29, 2003, the Company received notice of a purported class action lawsuit against the Company, the Company's board of directors and Lightstone filed by four related series A preferred stockholders in the Circuit Court for Baltimore City, Maryland on August 12, 2003. The lawsuit alleges, among other things, that the Company's directors breached their fiduciary duties in approving the proposed merger, that the consideration payable in respect of the series A preferred stock is unfair and inadequate and that the information made available by the Company in connection with the transaction is deficient. The plaintiffs are seeking, among other things, that the transaction contemplated by the Merger Agreement be enjoined or, in the event such transaction is consummated, that it be rescinded and damages be awarded to class members. The Company believes the lawsuit is without merit and intends to respond accordingly.

     On September 2, 2003, certain of the Company's officers agreed to reduce the aggregate bonuses payable to them under the Company's long-term incentive plan upon the consummation of the merger by $409,000. In addition, pursuant to a master option cancellation agreement dated September 2, 2003, certain of the Company's officers, who currently hold in the aggregate options to acquire 1,892,524 shares of our common stock at an exercise price of $0.11 per share, agreed to cancel without additional consideration their options upon the consummation of the merger.

     On September 3, 2003, in connection with the proposed increase to, and revised allocation of, the aggregate merger consideration, the Special Committee and our board of directors received a written fairness opinion from HLHZFA stating that, as of that date, and based on and subject to the assumptions made, matters considered, limitations on and qualifications made by HLHZFA in its review, (i) the aggregate consideration to be collectively received by our stockholders and common unit holders in Prime LP in connection with the merger is fair, from a financial point of view, to such holders collectively, and (ii) the consideration to be received by each of the classes of our preferred and common stock and by the common unit holders of Prime LP, considered independently, is fair to such respective classes and unit holders, from a financial point of view.

     On September 3, 2003, the Company and the buyer amended the merger agreement to reflect the increase in aggregate merger consideration from $115,000,000 to $115,514,000 and the revised allocation of $18.400 per share to the series A preferred stockholders, $8.169 per share to the series B preferred stockholders and $0.170 per share to the common stockholders.

     On September 3, 2003, the Company and Lightstone issued a joint press release announcing the amendment to the merger agreement to reflect the increase in, and revised allocation of, the merger consideration.

RECOMMENDATION OF THE SPECIAL COMMITTEE

     The Special Committee has unanimously determined that approval and adoption of the merger agreement and the merger is advisable and in the best interests of the Company and our stockholders and recommended that our board of directors approve and adopt the merger agreement and the merger and that our stockholders approve and adopt the merger agreement and the merger. In the course of reaching its decision, the Special Committee consulted with the Company's management, as well as the Special Committee's legal counsel and financial advisors, and considered the following material factors:

FACTORS RELATING TO THE TRANSACTION GENERALLY

     - The Company, along with its financial advisors, has explored and evaluated various alternative capital and strategic transactions including, but not limited to, the sale of the entire Company, the sale of some or all of the Company's assets, and the ability to raise new capital through the debt or equity markets.

     - The Company's interest in exploring alternative capital and strategic transactions was broadly known by the marketplace as a result of the Company's public disclosures and the efforts of both Granite and Houlihan Lokey to contact over 100 prospective investors, including all of the Company's significant competitors, inviting them to engage in strategic discussions with the Company.

     - Due diligence was completed by several prospective investors prior to certain investors submitting expressions of interest for the Company. Of the written expressions of interest received by the Company, the Special Committee believes that the offer from Lightstone represented the best price that could be obtained for a sale of the entire Company at this time.

     - The delivery to the Special Committee of the written opinion of HLHZFA, dated July 8, 2003, and the written opinion of HLHZFA delivered to the Special Committee on September 3, 2003, stating that, as of that date, and based on and subject to the assumptions made, matters considered, limitations on and qualifications made by HLHZFA in its review, (i) the aggregate consideration to be collectively received by our stockholders and common unit holders in Prime LP in connection with the merger is fair, from a financial point of view, to such holders collectively, and (ii) the consideration to be received by each of the classes of our preferred and common stock and by the common unit holders of Prime LP, considered independently, is fair to such respective classes and unit holders, from a financial point of view. See "Special Factors - Opinion of HLHZFA to the Special Committee and Board of Directors of Prime Retail, Inc." and a copy of the opinion of HLHZFA dated September 3, 2003 attached as ANNEX C hereto.

     - The merger agreement involves a corporate transaction in which the surviving entity will assume all of the Company's liabilities, including indebtedness, contingent liabilities and transactional expenses, following the merger.

     - The sale or merger of the entire Company would be preferable to an orderly sale of some or all of the Company's assets because a sale of the entire Company would involve lower transactional expenses, reduced risk of operating performance and immediate and predictable liquidity for our stockholders.

FACTORS RELATING TO THE CONSIDERATION PAYABLE TO OUR STOCKHOLDERS

     - Since under our charter a merger is not a liquidation, the Special Committee was directed to recommend to our board of directors an allocation of the merger consideration among the classes of our stock. In considering the allocation of the merger consideration, the Special Committee took into account, among other factors, the conclusions as to the range of valuations of each class of the Company's equity securities, considered independently, as indicated in Houlihan Lokey's fairness analysis, the amount that would be owed to each class in the event of a liquidation, the premium being offered compared to historical trading levels, the feedback from certain preferred stockholders, the input of our proxy solicitor, and the fact that each class of stock had to approve the transaction. In addition, the Special Committee took into account the views of the directors representing the Company's preferred stockholders, including the initial views of such directors that the holders of our series B preferred stock would not approve the transaction if such class was allocated less than $8.66 per share and their subsequent input as to the allocation that would be needed to enable them to continue to support the transaction.

     - The merger consideration payable to the holders of our series A preferred stock, series B preferred stock and common stock represents a premium of 88%, 48% and 33%, respectively, over the average closing price for the month of June, 2003, the calendar month preceding our announcement of the transaction, of $9.79 for our series A preferred stock, $5.53 for our series B preferred stock, and $0.127 for our common stock.

     - The consideration to be received by all of our stockholders in the merger consists entirely of cash and not stock or other non-cash consideration. The payment of cash eliminates any uncertainties in valuing the merger consideration to be received by our stockholders.

     - The desire expressed by certain of our stockholders to the Special Committee's financial advisors in an opportunity to realize liquidity with respect to their shares and the fact that the merger would create immediate liquidity for our stockholders at a premium to historical market prices.

FACTORS RELATING TO THE SPECIFIC TERMS OF OUR MERGER AND RELATED AGREEMENTS WITH LIGHTSTONE

     - The terms and conditions of the merger agreement, including the parties' representations, warranties and covenants, and the conditions to their respective obligations, as well as the likelihood of the consummation of the merger, the proposed structure of the transaction and anticipated closing date of the merger are reasonable for a transaction of this size and nature.

     - The merger agreement, subject to the requirements and limitations contained therein, allows our board of directors to terminate the merger agreement and accept a superior proposal up until the time of the stockholder vote on the merger, subject to certain limitations, including the payment to the buyer of a $4.5 million termination fee and the reimbursement of the buyer's expenses up to $1.5 million.

     - The circumstances in which the merger agreement may be terminated, the amount of the termination fee and expense reimbursement and the circumstances in which such fee and expenses would be payable by us.

     - Lightstone's agreement, under the terms of the merger agreement, that at any time prior to the distribution of definitive proxy materials relating to the merger, the Company could elect, at its discretion, to adjust the allocation of merger consideration among its stockholders.

     - The ability of our stockholders who may not support the merger to exercise their dissenter rights under Maryland law.

     - Certain terms and conditions set forth in the merger agreement, as required by Lightstone as a prerequisite to the buyer entering into the merger agreement, prohibit or delay us from executing certain components of our business plan, without the buyer's consent, including the execution or amendment of major leases and the refinancing of our "mega deal" loan which had an outstanding principal amount of approximately $262 million as of June 30, 2003 and by its terms requires us to make substantial additional principal and interest payments if the loan is not repaid in full in November 2003.

     - The buyer deposited into escrow $3.5 million in earnest money upon the signing of the merger agreement and agreed to pay between $6 million and $8 million, based on certain elections by the buyer, in liquidated damages if the merger agreement was terminated due to a breach by the buyer.

     - Lightstone agreed to finance for a term of one year the Company's obligation to redeem its joint venture partner's interest in the bridge joint venture prior to December 31, 2003 even if the merger agreement is terminated.

     - The Special Committee considered the proposed amendment to the Prime LP partnership agreement, including the tax protections contained therein for the benefit of the unit holders, and, based on our conversations with the buyer, concluded that such protections did not impact the net consideration to be received by our stockholders.

FACTORS RELATING TO OUR DECISION TO PURSUE A STRATEGIC TRANSACTION RATHER THAN CONTINUE TO OPERATE AS A STANDALONE, PUBLIC COMPANY

     - The risk of successfully executing the Company's current business plan for 2003 in light of the plan's dependency on:

          - the releasing of over 2.2 million square feet of outlet space subject to leases scheduled to expire in 2003;

          -    the sale of at least five under-performing centers;

          - the refinancing of the Company's "mega deal" loan, which has an optional prepayment date of November 11, 2003 and is secured by many of the Company's better performing centers and has an outstanding principal balance of approximately $262 million as of June 30, 2003;

          - the refinancing and/or payment on or before December 31, 2003 of $14.1 million to one of the Company's joint venture partners to retire the Company's guarantee obligations under its joint venture arrangement relating to the "bridge loan" properties; and

          - the resolution of certain repayment obligations with respect to the Company's Warehouse Row property which are recourse to the Company.

     - The liquidation preference of the series A preferred stock and the series B preferred stock exceeds the current and long-term projected equity value of the Company, which limits the Company's ability to raise future capital.

     - The Company is unable to internally address its capital structure because the current arrearages on the series A preferred stock and series B preferred stock together with the annual dividend accrual rate on such preferred stock exceed the Company's projected net operating income for the foreseeable future.

     - The difficulty that the Company has had and would have in the future competing against better-capitalized competitors in the outlet center industry and the increasing competition faced by the Company from discount retailers strategically located closer to the traditional outlet customer.

     - Our aggregate net operating income and same-store sales have declined in each of the last three years.

     - The significant cost of remaining a public company, including the legal, accounting and transfer agent fees and expenses and printing costs necessary to satisfy the reporting obligations of the Securities Exchange Act of 1934, are becoming burdensome given the deterioration of our financial performance and the inability of the Company to realize the benefits of being a public company.

POTENTIAL NEGATIVE FACTORS RELATING TO THE TRANSACTION

     - The merger and the merger agreement must be approved by three classes of the Company's stock, each voting separately as a class, which creates greater risk of approval than those associated with the required vote of a single class of stockholders. The risk is further increased because the merger consideration payable to each class of preferred stock is less than their respective liquidation values and the merger consideration payable to a holder of common stock is a relatively nominal amount. In addition, the proposed per share allocation to the series A preferred stockholders is less than the amount that certain significant series A preferred stockholders indicated was necessary to obtain their support for the transaction.

     - Under the merger agreement we are prohibited or delayed until September 15, 2003, and could be prohibited or delayed until as late as January 11, 2004 at the buyer's option, from executing certain components of our business plan, without the buyer's consent, including the refinancing of our "mega deal" loan which increases the risk that the "mega deal" loan will not be repaid in full on November 11, 2003 resulting in an increase in the interest rate under such loan to 12.782% and a sweep of all cash flow from a significant portion of our portfolio.

     - In the event we do not obtain requisite stockholder approval, we will be obligated, in addition to satisfying our own merger-related expenses (including the increased interest cost and cash flow sweep on the above-referenced "mega deal" loan) of approximately $4.2 million, to reimburse Lightstone for up to $3.5 million of its expenses associated with the transaction.

     - The successful execution of management's five-year business plan for the Company could result in the Company achieving an equity value greater than the purchase price proposed by Lightstone.

     The Special Committee discussed the fact that the considerations listed above address the material information and material factors considered by the Special Committee in its consideration of the merger, including material factors that support the merger as well as those that may weigh against it, but that in view of the variety of factors and the amount of information considered, the Special Committee did not find it practicable to, and did not specifically, make assessments of, quantify or otherwise assign relative weights to the various factors and analyses considered in reaching its determination. The members of the Special Committee noted that in considering the material factors described above, individual members of the Special Committee may have given different weight to different factors and it was not necessary that they agree on the weight to be assigned to various factors. The Special Committee relied on the experience and expertise of Houlihan Lokey, as financial advisor, for quantitative analysis of the financial terms of the merger. The Special Committee considered all these factors as a whole and believed the factors supported its decision to recommend that our board of directors adopt and approve the merger and the merger agreement and that our stockholders approve and adopt the merger and the merger agreement.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     Our board of directors consists of eight directors, four of whom serve on the Special Committee. In reporting to our board of directors regarding its determination and recommendation, the Special Committee, with its legal and financial advisors participating, advised the other members of our board of directors of the process which the Special Committee underwent in the course of reaching its determination that the terms of the merger agreement and the merger including the aggregate consideration of $115,514,000 payable to our stockholders and unit holders, are advisable and in the best interests of the Company and our stockholders and the merger agreement and the merger are substantively and procedurally fair to, and in the best interests of, our stockholders.

     Our board of directors, based upon the determination and unanimous recommendation of the Special Committee, determined by a vote of seven to one that the terms of the merger agreement and the merger are advisable and in the best interests of the Company and our stockholders and that the merger agreement and the merger are substantively and procedurally fair to, and in the best interests of, our stockholders. Our board of directors, considered the following factors in reaching this determination and recommending that our stockholders vote "FOR" adoption and approval of the merger agreement and the merger:

     -    the unanimous recommendation of the Special Committee;

     - the delivery to the Special Committee and our board of directors of the written opinion of HLHZFA, dated July 8, 2003, and of the written opinion of HLHZFA, dated September 3, 2003, stating that, as of that date, and based on and subject to the assumptions made, matters considered, limitations on and qualifications made by HLHZFA in its review, (i) the aggregate consideration to be collectively received by our stockholders and common unit holders in Prime LP in connection with the merger is fair, from a financial point of view, to such holders collectively, and (ii) the consideration to be received by each of the classes of our preferred and common stock and by the common unit holders of Prime LP, considered independently, is fair to such respective classes and unit holders, from a financial point of view. Each of these opinions was based upon and subject to the assumptions made, matters considered, limitations on and qualifications made by HLHZFA in its review. See Special Factors - Opinion of Houlihan Lokey Howard & Zukin Financial Advisors, Inc. to the Special Committee and Board of Directors of Prime Retail, Inc." and a copy of the opinion of HLHZFA dated September 3, 2003 attached as ANNEX C hereto;

     - the factors referred to above as having been taken into account by the Special Committee;

     - one of our directors, Mr. M. Reschke, objected to and voted against the merger agreement and the merger. In dissenting, Mr. M. Reschke expressed his views that (i) the total consideration payable by Lightstone was inadequate, (ii) the allocation of such consideration among the Company's stockholders was objectionable, (iii) other alternatives available to the Company, including the Alternative Transaction Proposal, would create more value for stockholders and
          (iv) the transaction was unlikely to be approved by the requisite vote of stockholders, resulting in considerable expense to the Company; and

     -    the procedural factors described below.

          Our board of directors believes that the merger is procedurally fair because, among other things:

     - the Special Committee consisted entirely of disinterested, non-employee directors appointed by our board of directors to consider and negotiate any proposed strategic transactions made by third parties;

     - the Special Committee retained and was advised by its own independent financial advisor to assist it in evaluating the merger agreement and the merger and provide it with financial advice;

     - the Special Committee retained and was advised by its own independent legal counsel;

     - the Special Committee engaged in extensive negotiations and deliberations in evaluating the merger agreement and the merger;

     - the ability of our board of directors to consider any superior proposal and terminate the merger agreement if they determine that the failure to do so would be a breach of their fiduciary duties under applicable law; and

     - approval of the merger agreement and the merger requires the affirmative vote of the holders of two-thirds of each class of preferred stock and a majority of the common stock (unless the charter amendment is not approved, then the affirmative vote of the holders of two-thirds of the common stock will be required).

     Our board of directors discussed the fact that considerations listed above address the material information and material factors considered by our board of directors in its consideration of the merger, including material factors that support the merger as well as those that may weigh against it, but that in view of the variety of factors and the amount of information considered, our board of directors did not find it practicable to, and did not specifically, make assessments of, quantify or otherwise assign relative weights to the various factors and analyses considered in reaching its determination. The members of our board of directors noted that in considering the material factors described above, individual members of our board of directors may have given different weight to different factors and it was not necessary that they agree on the weight to be assigned to various factors. Our board of directors relied on the experience and expertise of Houlihan Lokey, as financial advisor, for quantitative analysis of the financial terms of the merger. The determination was made after consideration of all the factors together.

     Our board of directors recommends that our stockholders vote "FOR" the adoption and approval of the merger agreement and the merger.

OPINION OF HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC. TO THE SPECIAL COMMITTEE AND BOARD OF DIRECTORS OF PRIME RETAIL, INC.

     In July 2002, the Company retained Houlihan Lokey to serve as the financial advisor to the Company. In connection with the services contemplated in Houlihan Lokey's engagement with the Company, the Special Committee requested that HLHZFA, Houlihan Lokey's affiliate, render a written opinion to the board of directors of the Company as to the fairness, from a financial point of view, of the consideration to be received by the Company or its holders of the Company's common stock, series A preferred stock, series B Preferred stock and common units (each as a class, but not as to the relative fairness among such classes of securities holders), as the case may be, in connection with the merger.

     The Company retained Houlihan Lokey based upon Houlihan Lokey's experience in the valuation of businesses and their securities in connection with restructuring transactions, mergers, acquisitions, recapitalizations and similar transactions, particularly with respect to REITs and other real estate companies. Houlihan Lokey is a nationally recognized investment banking firm that is continually engaged in providing financial advisory services and rendering fairness opinions in connection with mergers and acquisitions, leveraged buyouts, business valuations and securities valuations for a variety of regulatory and planning purposes, recapitalizations, financial restructurings and private placements of debt and equity securities.

     On July 8, 2003, in connection with the execution of the merger agreement, HLHZFA delivered a written opinion (the "July Opinion") to the Special Committee and the board of directors to the effect that, as of the date of the July Opinion, subject to the limitations described therein: (i) the aggregate consideration to be received collectively by the holders of the Company's series A preferred stock, series B preferred stock, and common stock and common units in connection with the merger is fair, from a financial point of view, to such holders collectively; and (ii) (a) the consideration to be received by the holders of the Company's series A preferred stock in connection with the merger is fair, from a financial point of view, to the holders of the Company's series A preferred stock, (b) the consideration to be received by the holders of the Company's series B preferred stock in connection with the merger is fair, from a financial point of view, to the holders of the Company's series B preferred stock, (c) the consideration to be received by the holders of the Company's common stock in connection with the merger is fair, from a financial point of view, to the holders of the Company's common stock, and (d) the consideration to be received by the holders of the common units (other than the Company) in connection with the merger is fair, from a financial point of view, to such holders of the common units.

     On September 3, 2003, in connection with the amendment to the merger agreement to reflect the increase to, and revised allocation of, the aggregate merger consideration, HLHZFA delivered a written opinion (the "Opinion") to the Special Committee and the board of directors to the effect that, as of the date of the Opinion, on the basis of its analysis summarized below and subject to the limitations described below: (i) the aggregate consideration to be received collectively by the holders of the Company's series A preferred stock, series B preferred stock, and common stock and common units in connection with the merger is fair, from a financial point of view, to such holders collectively; and (ii)
(a) the consideration to be received by the holders of the Company's series A preferred stock in connection with the merger is fair, from a financial point of view, to the holders of the Company's series A preferred stock, (b) the consideration to be received by the holders of the Company's series B preferred stock in connection with the merger is fair, from a financial point of view, to the holders of the Company's series B preferred stock, (c) the consideration to be received by the holders of the Company's common stock in connection with the merger is fair, from a financial point of view, to the holders of the Company's common stock, and (d) the consideration to be received by the holders of the common units (other than the Company) in connection with the merger is fair, from a financial point of view, to such holders of the common units.

     The following valuation analysis of the Company and the Company's equity securities was initially prepared by HLHZFA for the purpose of rendering the July Opinion in connection with the Company's execution of the merger agreement. Due to (i) the limited time that has elapsed since the completion of the valuation analysis (the "Interim Period"), (ii) the absence of any material change in the operations or financial condition of the Company during the Interim Period, and (iii) the fact that the aggregate consideration payable to the Company's stockholders pursuant to the amendment to the merger agreement is greater than but not materially different than the aggregate consideration that was to have been paid to the Company's stockholders pursuant to the merger agreement, HLHZFA concluded that its initial valuation analysis remained applicable for the purpose of rendering the Opinion.

     The full text of the Opinion, which describes, among other things, general procedures followed, matters considered and limitations on the review undertaken by Houlihan Lokey in rendering the Opinion, is attached hereto and is incorporated herein by reference. The summary of the Opinion herein is qualified in its entirety by reference to the full text of the Opinion which is attached hereto as ANNEX C. You are urged to read the Opinion in its entirety.

     THE OPINION DOES NOT CONSTITUTE A RECOMMENDATION TO THE SPECIAL COMMITTEE, THE BOARD OF DIRECTORS OR ANY OF PRIME'S SECURITY HOLDERS ON WHETHER OR NOT TO SUPPORT THE MERGER AND DOES NOT CONSTITUTE A

RECOMMENDATION TO ANY SECURITY HOLDER ON WHETHER OR NOT TO VOTE IN FAVOR OF OR AGAINST ANY MATTER SET FORTH HEREIN. THE OPINION IS FURNISHED FOR THE BENEFIT OF THE SPECIAL COMMITTEE AND THE BOARD OF DIRECTORS IN EVALUATING THE MERGER, AND, BY ITS TERMS, MAY NOT BE RELIED UPON BY ANY OTHER PERSON WITHOUT THE WRITTEN CONSENT OF HOULIHAN LOKEY AND HLHZFA, EXCEPT TO THE EXTENT REQUIRED BY APPLICABLE LAW.

     As compensation to HLHZFA for its services in connection with the rendering of the July Opinion and the Opinion, Prime agreed to pay HLHZFA an aggregate fee of $900,000. Prime also agreed to indemnify Houlihan Lokey and its affiliates and related persons against certain liabilities, including liabilities under federal securities laws that arise out of the engagement of Houlihan Lokey, and to reimburse Houlihan Lokey for its reasonable expenses. Additionally, upon the successful consummation of the merger, Houlihan Lokey will receive $1,995,000 in fees, plus reimbursement of its expenses, from Prime for financial advisory and investment banking services performed by Houlihan Lokey on behalf of Prime.

     The Opinion does not address: (i) the Company's underlying business decision to effect the merger, (ii) the tax consequences of the merger to the holders of the series A preferred stock, series B preferred stock, common stock or common units, (iii) the fairness, from a financial point of view, of the consideration to be received by the holders of the Company's series A preferred stock in connection with the merger vis-a-vis the fairness, from a financial point of view, of the consideration to be received by the holders of the Company's series B preferred stock or common stock or common units in connection with the merger (iv) the fairness, from a financial point of view, of the consideration to be received by the holders of the Company's series B preferred stock in connection with the merger vis-a-vis the fairness, from a financial point of view, of the consideration to be received by the holders of the Company's series A preferred stock or common stock or common units in connection with the merger (v) the fairness, from a financial point of view, of the consideration to be received by the holders of the Company's common stock in connection with the merger vis-a-vis the fairness, from a financial point of view, of the consideration to be received by the holders of the Company's series A preferred stock or series B preferred stock or common units in connection with the merger, and (vi) any matters not set forth specifically in the Opinion. Moreover, neither Houlihan Lokey nor HLHZFA has made any recommendation to the Company, the Special Committee, or the board of directors, as to the form of, or the amount of, consideration to be provided to the holders of the Company's series A preferred stock, series B preferred stock, common stock or common units in connection with the merger.

     In   arriving at its Opinion, among other things, HLHZFA undertook the following:

1. met with certain members of the senior management of the Company to discuss the operations, financial condition, future prospects and projected operations, performance of the Company and the merger;

2.   reviewed certain of the Company's public filings;

3. reviewed forecasts and projections prepared by the Company's management with respect to the Company for the years ended 2003 through 2006 as well as other financial information prepared by the Company's management;

4. reviewed list of holders of and public filings with respect to the Company's series A preferred stock, series B preferred stock and common shares;

5. reviewed copies of appraisals of certain of the Company's real estate property outlets performed on various dates ranging from 1996 through 2001 as well as copies of other analyses regarding certain of the Company's real estate property outlets; reviewed the offering memorandum prepared by Granite dated September 17, 2002;

6. reviewed certain materials relating to meetings of the Company's board of directors and Special Committee from September 24, 2002 through July 1, 2003;

7.   reviewed copies of the following agreements:

          - the agreement and plan of merger (the "merger agreement") by and between Prime Acquisition Company and the Company dated July 8, 2003;

          - the first amendment to the merger agreement dated September 3, 2003; and
          - the form of the fourth amended and restatement of the partnership agreement.

8. reviewed recent public company financial restructurings and bankruptcies, certain other publicly available financial data for certain companies that we deem comparable to the Company, and reviewed the historical market prices and trading volume for the Company's publicly traded securities; and

9. conducted such other studies, analyses and inquiries as we have deemed appropriate.

     The following is a summary of the material financial analyses used by HLHZFA in connection with providing the Opinion. This summary is qualified in its entirety by reference to the full text of the Opinion, which is attached hereto as ANNEX C. The public stockholders of the Company are urged to read the full text of the Opinion carefully and in its entirety.

FAIRNESS ANALYSIS - AGGREGATE CONSIDERATION

     In order to evaluate the fairness, from a financial point of view, of the aggregate consideration to be collectively provided to the holders of the Company's series A preferred stock, series B preferred stock, common stock, and common units, HLHZFA first considered that the aforementioned securities represent the equity capitalization of the Company. HLHZFA therefore compared the consideration to be provided to such security holders in connection with the merger to a fundamental valuation of the Company's equity based upon various valuation approaches as set forth below.

VALUATION ANALYSES OF PRIME AND ITS ASSETS

     In order to determine the estimated value of the Company's equity, HLHZFA first determined the estimated value of Prime on an enterprise basis (i.e., the value of the Company, including all of its debt and equity). The estimated enterprise valuation of Prime was based upon an estimated value for each of Prime's assets (the "Net Asset Value"). Additionally, in determining the enterprise valuation of Prime, HLHZFA considered the results of the marketing process relating to the Company as a whole as well as certain of the Company's assets. Furthermore, HLHZFA considered the estimates of value provided to the Company by Granite, the Company's real estate broker and financing agent, as well as certain estimates of value provided by the Company's management. HLHZFA's analyses required studies of the overall market, economic and industry conditions in which Prime operates and the historical and projected operating results of Prime as well as each of its assets.

     ESTIMATING THE VALUE OF EACH OF PRIME'S ASSETS -- THE NET ASSET VALUE APPROACH.

     In order for HLHZFA to determine the value of each of the Company's assets, HLHZFA utilized various valuation methodologies that included: (a) a capitalization of income approach, (b) a discounted cash flow approach, and (c) a comparable sale transaction approach for certain vacant land. HLHZFA did not apply each valuation methodology to each of Prime's assets, but rather applied the methodology that it believed was best suited to estimate the value of a particular asset based upon the operating characteristics of such an asset. Further, HLHZFA also considered other valuation approaches, including but not limited to, a valuation approach based on market multiples demonstrated by publicly traded companies deemed comparable to the Company. However, such approach led to valuation conclusions for the aggregate equity of the Company that were materially lower and, in its judgment, this approach was not deemed meaningful by HLHZFA.

     CAPITALIZATION APPROACH FOR CORE ASSETS

     For the majority of Prime's outlet centers, HLHZFA applied the capitalization of income approach. In this approach, HLHZFA derived an indication of the range of values for the majority of Prime's outlet center assets by: a) applying capitalization rates to each asset's adjusted net operating income ("NOI") as of December 31, 2002 (the "FYE Capitalization Rate Approach"), b) applying capitalization rates to each asset's adjusted, projected NOI as of December 31, 2003 derived from the Company's business plan (the "NFY Capitalization Rate Approach"), and c) giving consideration to non-binding letters of interest received for certain core assets from independent third parties.

     HLHZFA applied the capitalization of income approach to all of Prime's outlet centers which were considered by the Company's management to be a core asset and therefore not potential sale assets (the "Core Assets"), including the outlet centers known as Prime Outlets at: Perryville, Burlington, Fremont, Kenosha, Oshkosh, Hillsboro, Pismo Beach, Queenstown, Tracy, Ellenton, Florida City, Grove City, Gulfport, Huntley, Jeffersonville, Lebanon, and San Marcos. HLHZFA applied capitalization rates ranging from 9.5 percent to in excess of 15 percent to each such outlet center's adjusted NOI for 2002 and adjusted, projected NOI for 2003. Based on this analysis, HLHZFA calculated indications of enterprise value which ranged from $445.7 million to $479.2 million.

     VALUATION OF POTENTIAL SALE ASSETS

     For certain of Prime's outlet centers which are listed with a real estate broker to be sold (the "Potential Sale Assets"), HLHZFA derived an indication of the range of value for such assets by considering other sale transactions (when available), alternative uses for such assets (if feasible), and the estimates of sales value provided by Granite, as well as management's estimate of value. The Company's assets that were included in this analysis are the outlet centers known as Darien, Gainesville, Morrisville, Naples, Odessa, and Market Street/Warehouse Row. Based on this analysis, HLHZFA calculated indications of enterprise value which ranged from $35.8 million to $38.2 million.

     VALUATION OF JOINT VENTURE ASSETS

     For certain of the Company's joint venture assets, including the Prime/Estein venture and the Bridge Properties (collectively, the "Joint Venture Assets"), HLHZFA utilized a discounted cash flow methodology that considered the projected cash flows from each joint venture to Prime and discounted such cash flows using risk adjusted discount rates. Prime's management provided the projected cash flows for each joint venture to HLHZFA. HLHZFA selected discount rates ranging from 13 percent to 17 percent for the Prime/Estein venture, and 20 percent to 25 percent for the Bridge Properties. Such discount rates reflect, among other things, the relative quality of the portfolios, the income projections and the relative seniority of the distribution to Prime from the applicable joint venture, including, if applicable, the nature of Prime's subordinated position relative to Prime's joint venture partner. Based on this analysis, HLHZFA calculated indications of equity value which ranged from $10.7 million to $13.2 million.

     VALUATION OF EXCESS LAND

     Finally, for certain of Prime's non-operating land parcels, HLHZFA utilized various valuation methodologies including: a) a comparable sale transaction approach (which considered price per acre) and b) giving consideration to non-binding letters of interest received for certain core assets from independent third parties. This analysis resulted in the valuation of the Company's "excess" land totaling roughly $3.5 million.

     ENTERPRISE VALUE OF PRIME RETAIL

     In order determine the enterprise value of the Company, Houlihan Lokey added the aforementioned estimates of value for the Core Assets, Potential Sale Assets, and Joint Venture Assets. As set forth below, this resulted in HLHZFA determination of the enterprise value of Prime to be in the range of $495.7 million to $534.1 million (the "Enterprise Value Range"), as follows:

     ($ in millions)
     APPROACH                                                LOW              HIGH
     --------                                                ---              ----
          Capitalization Approach for Core Assets          $ 445.7           $ 479.2

          Valuation of Potential Sale Assets                  35.8              38.2

          Valuation of Joint Venture Assets                   10.7              13.2

          Valuation of Excess Land                             3.5               3.5
                                                           -------           -------

     ENTERPRISE VALUE OF PRIME                             $ 495.7           $ 534.1

ADJUSTMENTS TO ENTERPRISE VALUE TO ARRIVE AT EQUITY VALUE

     HLHZFA made certain adjustments and other considerations to determine the equity value of Prime including adjustments to reflect (i) certain debt obligations of the Company, (ii) an adjustment to reflect certain contingent liabilities of the Company, (iii) an adjustment to reflect estimated cash balances of the Company, and (iv) consideration of certain other issues associated with the Company and its capital structure. These adjustments are detailed below.

     Debt Obligations: HLHZFA analyzed the Company's debt obligations that consist primarily of mortgages on the Company's assets. To the extent that any such debt is cross collateralized (in the form of a loan pool), then the balance of the debt was compared to the entire collateral pool. In the event that debt was secured by only a single asset, then the debt was compared to the value of the such asset. In certain instances when the estimated asset value, as set forth above, was less than the amount of debt secured by such asset, the debt balance that HLHZFA considered was reduced to reflect that the recourse on such loans is limited to the value of the asset. Accordingly, the total debt that HLHZFA subtracted from the estimated Enterprise Value Range is adjusted to reflect reduced amounts for loan with insufficient asset value to meet the entire obligation. This resulted in HLHZFA subtracting $411.3 million to $415.4 million from the Enterprise Value Range.

     Contingent Liabilities: HLHZFA considered certain contingent obligations of the Company relating to certain mortgage indebtedness secured by four of the Company's properties and an outlet center formerly owned by the Company's predecessor in Lake Elsinore, California which, in HLHZFA's judgment, could, under certain circumstances result in the Company being required to make payments of up to approximately $12 million. HLHZFA also considered the Company's potential claims involving certain tenants and, based upon estimates provided by management, estimated that the Company may have up to $2.4 million of liabilities associated with such litigation. HLHZFA also considered certain tax liabilities associated with the Company's Darien asset in the amount of $0.5 million.

     Cash: HLHZFA considered the Company's estimated free and clear cash balance, as of December 31, 2002, of approximately $17.3 million.

     Other Considerations: Though HLHZFA made no specific adjustment to the Enterprise Value Range or the resulting Equity Value Range (as defined herein), HLHZFA did note a number of factors that may negatively impact the overall value of the Company and its equity. HLHZFA noted that the Company has a complex capital structure that, in HLHZFA's view, could complicate the execution of a strategic transaction or the implementation of a liquidation transaction. HLHZFA also noted that the Company could be obligated on certain debt guarantees in the amount of $53 million of which approximately $46.9 million is associated with the Hagerstown property that it owns in a joint venture with a third party. HLHZFA also noted that the Company might be obligated on certain liabilities associated with its previously owned Bellport asset in the amount of $6.3 million. HLHZFA also noted that the Company has guaranteed the refinancing of certain liabilities associated with the Bridge Joint Venture in the amount of approximately $15 million.

     ($ in millions)
                                                             LOW              HIGH
                                                             ---              ----
     Enterprise Value of Prime                             $ 495.7           $ 534.1

     Less: Debt Obligations                                  415.4             411.3

     Less: Contingent Liabilities                              2.9              14.9

     Add: Cash                                                17.3              17.3

     EQUITY VALUE OF PRIME                                 $  94.7           $ 125.2

     After consideration of such adjustments, HLHZFA estimated the equity value (the "Equity Value Range") of the Company to be in the range of approximately $95.0 million to $125.0 million. The Equity Value Range represents the estimated aggregate value of the Company's series A preferred stock, series B preferred stock, common stock and common units.

     ESTIMATING THE VALUE OF PRIME - INDICATIONS OF VALUE BASED ON THE MARKETING PROCESS

     HLHZFA noted that the Company conducted a comprehensive auction to attract potential investors in the Company. Granite was retained to assist with such auction. HLHZFA understands that Granite approached approximately 100 parties regarding the opportunity to invest in the Company. This process resulted in numerous parties expressing interest in the Company; however, all interested parties required a controlling interest in the Company. The offers presented to the Company in both rounds of the marketing process included the offer from Lightstone, which was ultimately higher than any other offer.

     HLHZFA also noted that the Company's board of directors had discussed various alternatives to the merger, including (i) entering into a joint venture with a real estate syndicator (the "Joint Venture Proposal") and (ii) raising capital through a rights offering which would be sponsored by an unidentified capital source and accompanied by a exchange of the series A preferred stock and the series B preferred stock into common stock (the "Rights Offering"). HLHZFA's affiliate, Houlihan Lokey, and Granite, advised the Company's board of directors that the Joint Venture Proposal contained significant valuation and execution risks, as the Company would essentially be selling majority interests in certain assets and retaining rights to management fees and subordinated interests in such sold assets. The Joint Venture Proposal was subject to various due diligence and financing contingencies, which contributed the to valuation and execution risks of such proposal. With respect to the Rights Offering, HLHZFA noted that the Rights Offering was contingent upon identifying a capital source who would have an interest in such a transaction, yet in Granite's solicitation of parties who may have an interest in investing in the Company, no parties emerged who expressed an interest in a transaction similar to the Rights Offering. Accordingly, HLHZFA observed that the Company's ability to identify a capital source and therefore execute a Rights Offering was speculative.

ESTIMATING THE VALUE OF PRIME - ESTIMATE OF VALUE FROM MANAGEMENT AND GRANITE PARTNERS LLC.

     HLHZFA reviewed valuations of the Company's equity prepared by the Company's management and Granite. These valuations utilized valuation methodologies similar to the methodology HLHZFA utilized in arriving at its Enterprise Value Range and resulting Equity Value Range, as set forth above. HLHZFA noted that the estimated valuations performed by both the Company's management and Granite were consistent with HLHZFA's analyses, as set forth above.

FAIRNESS CONCLUSION - AGGREGATE CONSIDERATION

COMPARISON OF EQUITY VALUE RANGE TO THE AGGREGATE EQUITY CONSIDERATION PROVIDED IN CONNECTION WITH THE MERGER

     The aforementioned net asset value methodology provided HLHZFA with indications of the equity value of the Company that ranged from $94.7 million to $125.2 million. This compares with $115.5 million of aggregate consideration to be provided to the holders of the Company's series A preferred stock, series B preferred stock, and common stock and common units in connection with the merger. HLHZFA also noted that the Company conducted a comprehensive auction to identify parties that were interested in investing in and/or acquiring the Company, and that the offer presented by Lightstone represented the highest offer that resulted from that process. Furthermore, HLHZFA noted that there was not an alternative to the merger that did not have significant execution and/or financing risks, and even absent such risks the alternative transactions do not provide the Company's equity holders with the liquidity that is provided in the merger. HLHZFA also noted that their independent valuation analyses were consistent with the conclusions of the Company's equity value as determined by both management as well as Granite.

     Based on the foregoing, HLHZFA determined that the aggregate consideration of $115.5 million to be collectively received by the holders of the Company's series A preferred stock, series B preferred stock, and common stock and common units in connection with the merger is fair, from a financial point of view, to such holders collectively.

FAIRNESS ANALYSIS - SERIES A PREFERRED STOCK

     In order to evaluate the fairness, from a financial point of view, of the consideration to be provided to the holders of the Company's series A preferred stock, HLHZFA first estimated the value of the Company's series A preferred stock and then compared such estimated value with the consideration to be provided to the holders of the series A preferred stock in connection with the merger.

VALUATION ANALYSIS OF THE COMPANY'S SERIES A PREFERRED STOCK

     In order to determine the estimated value of a share of Prime's series A preferred stock, HLHZFA primarily used the following methodologies: (i) a liquidation approach, (ii) a discounted cash flow approach, (iii) a recovery approach, (iv) a step down approach, and (v) a public market pricing approach. The analysis required review of the rights and privileges of the series A preferred stock, which has a par value of $57.5 million, or $25.00 per share. HLHZFA noted that the Company had previously suspended all dividends to the holders of its series A preferred stock, and that the series A preferred stock had accrued dividends of approximately $21.9 million, or $9.52 per share, resulting in an aggregate liquidation preference as of June 30, 2003 of approximately $79.4 million, or $34.52 per share.

     LIQUIDATION APPROACH

     HLHZFA derived an indication of a range of estimated values per share for the series A preferred stock by: a) assuming an equity value of Prime at $115 million, b) calculating the liquidation preference of the series A preferred stock as of June 30, 2003, and c) applying discounts for lack of liquidity. HLHZFA noted that while the $115 million of assumed equity value was greater than the liquidation preference of the series A preferred stock (of approximately $79.4 million or $34.52 per share), the holders of the series A preferred stock are entitled to receive their liquidation preference only in the event of a dissolution, liquidation or winding up of the Company. However, the Company is not contemplating a dissolution, liquidation, or winding up and the merger does not constitute such a transaction. Moreover, HLHZFA noted that the holders of the Company's series A preferred stock cannot independently cause the Company to effectuate such a transaction that would provide the holders of the Company's series A preferred stock with all or any portion of their liquidation preference. As such, a discount to reflect the inability of such class of capital stock to independently effectuate a transaction, and therefore lack of control and resulting lack of liquidity, is in HLHZFA's view appropriate. HLHZFA utilized discounts ranging from 35 percent to 45 percent, resulting in an estimated value for the series A preferred stock of the Company (using the liquidation approach) of $18.98 per share to $22.44 per share.

DISCOUNTED CASH FLOW APPROACH

     HLHZFA derived an indication of the range of price per share for the series A preferred stock by: a) utilizing projected aggregate liquidation preference values for the series A preferred stock during the period from 2003 through 2012 and b) calculating the net present value of any cash payments of dividends and redemption or liquidation proceeds using discount rates ranging from 18.0 percent to 22.0 percent.

     HLHZFA noted that in the Company's current financial condition it was unable to pay dividends on or redeem the series A preferred stock. As such, it is unclear how and when the holders of the Company's series A preferred stock will receive either dividends or proceeds from a redemption of the series A preferred stock.

However, HLHZFA identified two scenarios in which the Company could (or would be forced to) provide a redemption (or liquidation) of the series A preferred stock. First, HLHFA considered that the Company may improve its operating performance sufficiently to be able to reinstate the series A preferred stock dividend and ultimately provide a redemption for the holders of the series A preferred stock. Second, HLHZFA noted that if the Company's financial performance were to deteriorate to a situation that involved bankruptcy, such an event may result in the series A preferred stock to be redeemed in connection with a liquidation of the Company's assets pursuant to a Chapter 11 bankruptcy filing.

     HLHZFA noted that the Company's financial condition had improved in recent periods and that a bankruptcy appeared unlikely. However, HLHZFA also noted (as represented by the Company's management) that the Company, due to its financial condition, would use any excess cash flow in the near and medium term to invest in its assets. Accordingly, HLHZFA did not strongly consider scenarios in the near term in which the Company, either though bankruptcy or a substantial improvement in its financial strength or liquidity, provided the opportunity for distributions or redemption to the holders of the series A preferred stock. Rather, in the absence of a capital infusion or equity financing, HLHZFA estimated that it would take between five and ten years for the Company, through the ordinary course of its operations, to provide liquidity for the series A preferred stock.

     Utilizing discount rates ranging from 18 percent to 22 percent, which HLHZFA selected to represent the risks associated with receiving either dividend or redemption payments for the series A preferred stock, and considering payments that were five to ten years in the future, HLHZFA estimated the series A preferred stock of the Company using the discounted cash flow approach to be in the range of $14.84 per share to $16.49 per share.

RECOVERY APPROACH AND STEP DOWN APPROACH - COMPARABLE BANKRUPTCY TRANSACTIONS

     HLHZFA's estimated Equity Value Range and the consideration to be provided in the merger are less than the total liquidation preference of the Company's series A preferred stock and series B preferred stock. As such, collectively, the Company's series A preferred stock and series B preferred stock are "impaired." HLHZFA also noted that though the series A preferred stock is senior to the series B preferred stock in certain circumstances, the holders of the Company's series A preferred stock cannot independently cause the Company to effectuate the types of transactions that would provide the holders of the Company's series A preferred stock their liquidation preference. Accordingly, HLHZFA considered the series A preferred stock to be impaired and therefore considered other situations in which securities are impaired, such as bankruptcies. Notwithstanding the foregoing, HLHZFA noted that the Company was not in bankruptcy, and that the rights of the security holders, such as the holders of the series A preferred stock, in bankruptcy differ materially from their rights outside of bankruptcy. HLHZFA also noted that impaired securities in bankruptcies are often debt securities and the series A preferred stock is an equity security. These noted distinctions limited HLHZFA's reliance on the analyses of comparable bankruptcy transactions.

     HLHZFA evaluated numerous recent bankruptcies, with particular emphasis on those bankruptcies that involved more than one class of impaired securities. Given the inherent difference between a bankruptcy transaction and the financial condition of Prime, HLHZFA did not focus on any one comparable bankruptcy transaction but rather considered a number of transactions taken as a group.

     HLHZFA considered the amount of consideration provided to the senior class of impaired security as well as the subordinated class of impaired security. The amount of consideration provided to an impaired security compared to such security's par value plus accrued dividends (the "Par Plus Accrued") represents the "recovery" provided in a restructuring transaction. HLHZFA noted that the senior class of impaired securities had median and average recoveries of approximately 55 percent of their Par Plus Accrued. HLHZFA also noted that in the bankruptcies in which the senior security experienced a recovery of greater than 50 percent, the median and average recoveries for the senior security in these "high recovery" situations was 87 percent and 75 percent, respectively, of their Par Plus Accrued. However, in bankruptcies in which the senior security experienced a recovery of less than 50 percent, the median and average recoveries for the senior security in these "low recovery" situations was 19 percent and 23 percent, respectively, of the Par Plus Accrued.

     With respect to the subordinated class of securities, HLHZFA noted that the subordinated class of impaired securities had median and average recoveries of 20 percent and 25 percent respectively of the subordinated security's Par Plus Accrued. When considering the high recovery situations (in which the senior security recovered greater than 50 percent of Par Plus Accrued) the median and average recovery for the subordinated security was 39 percent and 35 percent, respectively, of the subordinated security's Par Plus Accrued. When considering the low recovery situations (in which the senior security recovered less than 50 percent of Par Plus Accrued), the median and average recovery for the subordinated security was approximately 10% of the subordinated security's Par Plus Accrued.

     HLHZFA derived an indication of the range of price per share for the series A preferred stock utilizing the recovery methodology by: a) calculating the liquidation preference of the series A preferred stock as of June 30, 2003 and
b) reviewing recovery amounts of Par Plus Accrued in comparable bankruptcy transactions, as set forth above. Based upon the overall median and average recovery for senior securities of 55 percent (as set forth above) HLHZFA selected a range of recovery of 50 percent to 60 percent to calculate the value of the series A preferred stock based upon the recovery methodology. Based upon the above analysis, HLHZFA estimated the series A preferred stock of the Company using the recovery approach to be in the range of $17.26 per share to $20.71 per share.

     HLHZFA also considered the relationship between the recovery provided to the senior class of impaired security and the subordinated class of impaired security, or the "Step Down," calculated as follows:

         Recovery of Senior Security / Recovery of Subordinated Security

     HLHZFA noted that the mean and median "step down" ratio from the senior security to the subordinated security was 2.74x and 2.19x, respectively. HLHZFA noted that in the high recovery situations the median and average step down ratio from the senior security to the subordinated security was 2.24x and 2.16x, respectively, while in low recovery situations the median and average step down from the senior security to the subordinated security was 2.0x and 2.4x, respectively.

     HLHZFA derived an indication of the range of price per share for the series A preferred stock utilizing the step down methodology by: a) calculating the liquidation preference of the series A preferred stock as of June 30, 2003, b) calculating the liquidation preference of the series B preferred stock as of June 30, 2003, c) assuming approximately $107 million of proceeds to be shared between the series A preferred stock and series B preferred stock, (with an assumption that $8 million of the consideration paid to the Company in connection with the merger would be provided to the holders of common stock and common units, see "FAIRNESS ANALYSIS - COMMON STOCK AND COMMON UNITS", below), and d) reviewing implied step down ratios of senior security recoveries vis-a-vis subordinated security recoveries, as set forth above. Based upon the range of step down ratios exhibited by the comparable bankruptcy transactions, HLHZFA selected step down ratios of 2.25x to 2.75x. HLHZFA then used the selected range of step down ratios to calculate the implied recovery and value of both the series A preferred stock and series B preferred stock at each assumed step down ratio. Based upon $107 million of value to be shared amongst the series A preferred stock and the series B preferred stock, HLHZFA estimated the value of the series A preferred stock using the step down approach to be in the range of $19.10 per share to $21.31 per share.

PUBLIC MARKET PRICING APPROACH.

     HLHZFA derived an indication of the range of price per share for the series A preferred stock by: a) reviewing the public trading history and pricing of the series A preferred stock and b) applying appropriate premiums to reflect an inducement to approve a change of control transaction. HLHZFA noted that the series A preferred stock trades with sporadic volume, but has exhibited, as of June 26, 2003, a current price of $10.50 per share, a five day average price of $10.10 pre share, a one month average price of $9.75 per share, a six month average price of $9.52 per share, and a one year average price of $7.51 per share. HLHZFA noted that in recent change of control transactions involving companies in the real estate industry, the median and average premiums paid in change of control transactions were both approximately 15 percent. HLHZFA also noted that in recent change of control transactions involving companies in all industries, the median and average premiums paid in change of control transactions were 35 percent and 49 percent, respectively. HLHZFA selected a premium of 20 percent to apply to the market price of the series A preferred stock. Based upon the above analysis, HLHZFA estimated the series A preferred stock of the Company using the public market approach to be in the range of $11.70 per share to $12.60 per share.

SERIES A PREFERRED STOCK CONCLUSIONS

     The aforementioned liquidation approach, discounted cash flow approach, recovery approach, step down approach and public market pricing approach provided HLHZFA with indications of the series A preferred stock price per share which ranged from a low of $11.70 to a high of $22.44 per share. HLHZFA considered various averages and medians of the various valuation methodologies that narrowed the overall range of concluded value for the series A preferred stock to $16.11 to $18.61.

     HLHZFA noted that in the absence of the merger, the series A preferred stock would likely have very limited liquidity in the public market. HLHZFA observed that no alternative to the merger provided the holders of the series A preferred stock with either (a) the liquidity or (b) greater consideration, be it in the form of cash or stock, that is provided to the holders of the series A preferred stock in connection with the merger.

     In rendering the July Opinion, HLHZFA noted that the consideration to be provided to the holders of the series A preferred stock in connection with the transaction was $16.25 per share, a price which represented a 55 percent premium over the spot price as of June 26, 2003, a 61 percent premium over the five day average price as of June 26, 2003, a 67 percent premium over the one month average price as of June 26, 2003, and a 116 percent premium over the one year average price as of June 26, 2003. In rendering the Opinion, HLHZFA noted that the consideration to be provided to the holders of the series A preferred stock in connection with the transaction is $18.400 per share, a price which represents a 75 percent premium over the spot price as of June 26, 2003, a 82 percent premium over the five day average price as of June 26, 2003, a 89 percent premium over the one month average price as of June 26, 2003, and a 145 percent premium over the one year average price as of June 26, 2003.

     Based on the above analyses, HLHZFA determined that the consideration of $18.400 per share to be received by the holders of the Company's series A preferred stock in connection with the merger is fair, from a financial point of view, to the holders of the Company's series A preferred stock. Notwithstanding the foregoing, neither the aforementioned analyses nor the Opinion addresses the fairness, from a financial point of view, of the consideration to be received by the holders of the Company's series A preferred stock in connection with the merger vis-a-vis the fairness, from a financial point of view, of the consideration to be received by the holders of the Company's series B preferred stock or common stock or common units in connection with the merger. NEITHER HOULIHAN LOKEY NOR HLHZFA HAS MADE ANY RECOMMENDATION TO THE COMPANY, THE SPECIAL COMMITTEE, OR THE BOARD OF DIRECTORS, AS TO THE FORM OF, OR THE AMOUNT OF, CONSIDERATION TO BE PROVIDED TO THE HOLDERS OF THE SERIES A PREFERRED STOCK IN CONNECTION WITH THE MERGER.

FAIRNESS ANALYSIS - SERIES B PREFERRED STOCK

     In order to evaluate the fairness, from a financial point of view, of the consideration to be provided to the holders of the Company's series B preferred stock, HLHZFA first estimated the value of the Company's series B preferred stock and then compared such estimated value with the consideration to be provided to the holders of the series B preferred stock in connection with the merger.

VALUATION ANALYSIS OF THE COMPANY'S SERIES B PREFERRED STOCK

     In order to determine the estimated value of a share of the Company's series B preferred stock, HLHZFA primarily used the following methodologies: (i) a liquidation approach, (ii) a recovery approach and (iii) a step down approach, and (iv) a public market pricing approach. HLHZFA did not utilize a discounted cash flow approach when determining the estimated value of a share of the Company's series B preferred stock as, in HLHZFA's view, absent a transaction, there is no likely growth scenario that results in the redemption of the series B preferred stock. Therefore, the discounted cash flow approach is not a relevant valuation approach in determining the estimated value of a share of the Company's series B preferred stock. The analysis required review of the rights and privileges of the series B preferred stock, which has a par value of $195.7 million, or $25.00 per share. HLHZFA noted that the Company had previously suspended all dividends to the holders of its series B preferred stock, and that the series B preferred stock had accrued dividends of approximately $60.3 million, or $7.70 per share, resulting in an aggregate liquidation preference as of June 30, 2003 of approximately $256.0 million, or $32.40 per share.

     LIQUIDATION APPROACH.

     HLHZFA derived a range of estimated values per share for the series B preferred stock by: a) assuming an equity value of the Company at $115 million,
b) calculating the liquidation preference of the series A preferred stock as of June 30, 2003, c) assuming immediate liquidation and full recovery to the series A preferred stock and d) calculating any remaining value which would then be available to the series B preferred stock pursuant to its junior preference vis-a-vis the series A preferred stock. Based upon the above analysis, HLHZFA estimated the series B preferred stock of the Company using the liquidation approach to be $4.55 per share.

RECOVERY APPROACH AND STEP DOWN APPROACH - COMPARABLE BANKRUPTCY TRANSACTIONS

     HLHZFA's estimated Equity Value Range and the consideration to be provided in the merger are less than the total liquidation preference of the Company's series A preferred stock and series B preferred stock. As such, collectively, the Company's series A preferred stock and series B preferred stock are "impaired." Because the series B preferred stock is junior in terms of liquidation preference to the series A preferred stock, HLHZFA considered the series B preferred stock to be impaired and therefore considered other situations in which securities are impaired, such as bankruptcies. Notwithstanding the foregoing, HLHZFA noted that the Company was not in bankruptcy, and security holders' rights in bankruptcy differ from the rights of the series B preferred stock. HLHZFA also noted that impaired securities in bankruptcies are often debt securities and the series B preferred stock is not a debt security but rather an equity security. These observations limit HLHFA's reliance on the analyses set forth below.

     HLHZFA evaluated numerous recent bankruptcies, with particular emphasis on those bankruptcies that involved more than one class of impaired securities. Given the inherent difference between a bankruptcy transaction and the financial condition of Prime, HLHZFA did not focus on any one comparable bankruptcy transaction but rather considered a number of transactions taken as a group.

     HLHZFA considered the amount of consideration provided to the senior class of impaired security as well as the subordinated class of impaired security. The amount of consideration provided to an impaired security compared to such security's Par Plus Accrued represents the "recovery" provided in a restructuring transaction. HLHZFA noted that the subordinated class of impaired securities had median and average recoveries of 20 percent and 25 percent respectively of the subordinated security's Par Plus Accrued. HLHZFA also noted that in the bankruptcies in which the SENIOR security experienced a recovery of greater than 50 percent of Par Plus Accrued, the median and average recoveries for the subordinated security was 39 percent and 35 percent, respectively, of the subordinated security's Par Plus Accrued. However, in bankruptcies in which the SENIOR security experienced a recovery of less than 50 percent of Par Plus Accrued, the median and average recovery for the subordinated security was approximately 10 percent of the subordinated security's Par Plus Accrued.

     With respect to the senior impaired security, HLHZFA noted that the senior class of impaired securities had median and average recoveries of approximately 55 percent of their Par Plus Accrued. HLHZFA also noted that in the bankruptcies in which the senior security experienced a recovery of greater than 50 percent, the median and average recoveries for the senior security in these "high recovery" situations was 87 percent and 75 percent, respectively, of their Par Plus Accrued. However, in bankruptcies in which the senior security experienced a recovery of less than 50 percent, the median and average recoveries for the senior security in these "low recovery" situations was 19 percent and 23 percent, respectively, of the Par Plus Accrued.

     HLHZFA derived an indication of the range of price per share for the series B preferred stock utilizing the recovery methodology by: a) calculating the liquidation preference of the series B preferred stock as of June 30,

2003 and b) reviewing recovery amounts of Par Plus Accrued in comparable bankruptcy transactions, as set forth above. Based upon the overall median and average recovery for subordinated securities of 20 percent to 25 percent (as set forth above) HLHZFA selected a range of recovery of 20 percent to 30 percent to calculate the value of the series B preferred stock based upon the recovery methodology. Based upon the above analysis, HLHZFA estimated the series B preferred stock of the Company using the recovery approach to be in the range of $6.54 per share to $9.81 per share.

     HLHZFA also considered the relationship between the recovery provided to the senior class of impaired security and the subordinated class of impaired security, or the "Step Down," calculated as follows:

         Recovery of Senior Security / Recovery of Subordinated Security

     HLHZFA noted that the mean and median "step down" ratio from the senior security to the subordinated security was 2.74x and 2.19x, respectively. HLHZFA noted that in the high recovery situations the median and average step down ratio from the senior security to the subordinated security was 2.24x and 2.16x, respectively, while in low recovery situations the median and average step down from the senior security to the subordinated security was 2.0x and 2.4x, respectively.

     HLHZFA derived an indication of the range of price per share for the series B preferred stock utilizing the step down methodology by: a) calculating the liquidation preference of the series A preferred stock as of June 30, 2003, b) calculating the liquidation preference of the series B preferred stock as of June 30, 2003, c) assuming approximately $107 million of proceeds to be shared between the series A preferred stock and series B preferred stock, (with an assumption that $8 million of the consideration paid to the Company in connection with the merger would be provided to the holders of common stock and common units, see "FAIRNESS ANALYSIS - COMMON STOCK AND COMMON UNITS", below), and d) reviewing implied step down ratios of senior security recoveries vis-a-vis subordinated security recoveries, as set forth above. Based upon the range of step down ratios exhibited by the comparable bankruptcy transactions, HLHZFA selected step down ratios of 2.25x to 2.75x. HLHZFA then used the selected range of step down ratios to calculate the implied recovery and value of both the series A preferred stock and series B preferred stock at each assumed step down ratio. Based upon $107 million of value to be shared amongst the series A preferred stock and the series B preferred stock, HLHZFA estimated the value of the series B preferred stock using the step down approach to be in the range of $7.34 per share to $8.04 per share.

PUBLIC MARKET PRICING APPROACH.

     HLHZFA derived an indication of the range of price per share for the series B preferred stock by: a) reviewing the public trading history and pricing of the series B preferred stock and b) applying appropriate premiums to reflect an inducement to approve a change of control transaction. HLHZFA noted that the series B preferred stock trades with sporadic volume, but has exhibited, as of June 26, 2003, a current price of $5.35 per share, a five day average price of $5.33 pre share, a one month average price of $5.51 per share, a six month average price of $5.47 share, and a one year average price of $4.30 share. HLHZFA noted that in recent change of control transactions involving companies in the real estate industry, the median and average premiums paid in change of control transactions were both approximately 15 percent. HLHZFA also noted that in recent change of control transactions involving companies in all industries, the median and average premiums paid in change of control transactions were 35 percent and 49 percent, respectively. HLHZFA selected a premium of 20 percent to apply to the market price of the series B preferred stock. Based upon the above analysis, HLHZFA estimated the series B preferred stock of Prime using the public market approach to be in the range of $6.42 per share to $6.61 per share.

SERIES B PREFERRED STOCK CONCLUSIONS

     The aforementioned liquidation approach, recovery approach, step down approach and public market pricing approach provided HLHZFA with indications of the series B preferred stock price per share which ranged from a low of $4.55 to a high of $9.81 per share. HLHZFA considered various averages and medians of the various valuation methodologies that narrowed the overall range of concluded value for the series B preferred stock to $6.15 to $7.24.

     In rendering the July Opinion, HLHZFA noted that the consideration to be provided to the holders of the series B preferred stock in connection with the transaction was $8.66 per share, a price which represented a 62 percent premium over the spot price as of June 26, 2003, a 63 percent premium over the five day average price as of June 26, 2003, a 57 percent premium over the one month average price as of June 26, 2003, and a 101 percent premium over the one year average price as of June 26, 2003. In rendering the Opinion, HLHZFA noted that the consideration to be provided to the holders of the series B preferred stock in connection with the transaction is $8.169 per share, a price which represents a 53 percent premium over the spot price as of June 26, 2003, a 53 percent premium over the five day average price as of June 26, 2003, a 48 percent premium over the one month average price as of June 26, 2003, and a 90 percent premium over the one year average price as of June 26, 2003.

     Based on the above analyses, HLHZFA determined that the consideration of $8.169 per share to be received by the holders of the Company's series B preferred stock in connection with the merger is fair, from a financial point of view, to the holders of the Company's series B preferred stock. Notwithstanding the foregoing, neither the aforementioned analyses nor the Opinion addresses the fairness, from a financial point of view, of the consideration to be received by the holders of the Company's series B preferred stock in connection with the merger vis-a-vis the fairness, from a financial point of view, of the consideration to be received by the holders of the Company's series A preferred stock or common stock or common units in connection with the merger. NEITHER HOULIHAN LOKEY NOR HLHZFA HAS MADE ANY RECOMMENDATION TO THE COMPANY, THE SPECIAL COMMITTEE, OR THE BOARD OF DIRECTORS AS TO THE FORM OF, OR THE AMOUNT OF, CONSIDERATION TO BE PROVIDED TO THE HOLDERS OF THE SERIES B PREFERRED STOCK IN CONNECTION WITH THE MERGER.

FAIRNESS ANALYSIS - COMMON STOCK AND COMMON UNITS

     In order to evaluate the fairness, from a financial point of view, of the consideration to be provided to the holders of the Company's common stock and common units, HLHZFA first estimated the value of the Company's common stock and then compared such estimated value with the consideration to be provided to the holders of the common stock in connection with the merger.

VALUATION ANALYSIS OF THE COMPANY'S COMMON STOCK

     HLHZFA's estimated Equity Value Range and the consideration to be provided in the merger are less than the total liquidation preference of the Company's series A preferred stock and series B preferred stock. As such, collectively, the Company's series A preferred stock and series B preferred stock are "impaired." This implies that the Company's common stock, which is junior to both the Company's series A preferred stock and series B preferred stock, has very nominal or speculative fundamental value. Rather, provided that the Company is not in bankruptcy, the common stock derives its value by virtue of its rights to elect a majority of the board of directors and participate via a vote as a class in certain major corporate events. HLHZFA observed that in order for a significant corporate event to be consummated, the holders of the common stock must approve of that event. As such, in order to induce an approval of any proposed corporate event requiring a vote (such as the proposed merger), some premium must be provided to the common stock vis-a-vis the alternative. As such, HLHZFA has considered only the existing public market pricing approach and has applied a premium in its valuation of the common stock.

PUBLIC MARKET PRICING APPROACH.

     HLHZFA derived an indication of the range of price per share for the common stock by: a) reviewing the public trading history and pricing of the common stock and b) applying appropriate premiums to reflect an inducement to approve a change of control transaction. HLHZFA noted that the common stock trades with sporadic volume, but has exhibited, as of June 26, 2003, a current price of $0.12 per share, a five day average price of $0.13 pre share, a one month average price of $0.13 per share, a six month average price of $0.15 share, and a one year average price of $0.12 share. HLHZFA noted that in recent change of control transactions involving companies in the real estate industry, the median and average premiums paid in change of control transactions were both approximately 15 percent. HLHZFA also noted that in recent change of control transactions involving companies in all industries, the median and average premiums paid in change of control transactions were 35 percent and 49 percent, respectively. HLHZFA selected a premium of 20 percent to apply to the market price of the common stock. Based upon the above analysis, HLHZFA estimated the common stock of the Company using the public market approach to be in the range of $0.14 per share to $0.15 per share.

COMMON STOCK CONCLUSIONS

     The aforementioned public market pricing approach provided HLHZFA with indications of the common stock price per share that ranged from a low of $0.14 to a high of $0.15 per share. In rendering the July Opinion, HLHZFA noted that the consideration to be provided to the holders of the common stock in connection with the transaction was $0.18 per share, a price which represented a 50 percent premium over the spot price as of June 26, 2003, a 41 percent premium over the five day average price as of June 26, 2003, a 43 percent premium over the one month average price as of June 26, 2003, and a 48 percent premium over the one year average price as of June 26, 2003. In rendering the Opinion, HLHZFA noted that the consideration to be provided to the holders of the common stock in connection with the transaction is $0.170 per share, a price which represents a 42 percent premium over the spot price as of June 26, 2003, a 33 percent premium over the five day average price as of June 26, 2003, a 36 percent premium over the one month average price as of June 26, 2003, and a 40 percent premium over the one year average price as of June 26, 2003.

     Based on the above analyses, HLHZFA determined that the consideration of $0.170 per share to be received by the holders of the Company's common stock in connection with the merger is fair, from a financial point of view, to the holders of the Company's common stock. Notwithstanding the foregoing, neither the aforementioned analyses nor the Opinion addresses the fairness, from a financial point of view, of the consideration to be received by the holders of the Company's common stock in connection with the merger vis-a-vis the fairness, from a financial point of view, of the consideration to be received by the holders of the Company's series A preferred stock or series B preferred stock in connection with the merger. NEITHER HOULIHAN LOKEY NOR HLHZFA HAS MADE ANY RECOMMENDATION TO THE COMPANY, THE SPECIAL COMMITTEE, OR THE BOARD OF DIRECTORS AS TO THE FORM OF, OR THE AMOUNT OF, CONSIDERATION TO BE PROVIDED TO THE HOLDERS OF THE COMMON STOCK OR COMMON UNITS IN CONNECTION WITH THE MERGER.

ASSUMPTIONS

     As a matter of course, Prime does not publicly disclose forward-looking financial information. Nevertheless, in connection with its review, HLHZFA considered financial projections. These financial projections were prepared by the management of Prime. The financial projections were prepared under market conditions as they existed as of approximately June 2003 and Prime's management does not intend to provide HLHZFA with any updated or revised financial projections in connection with the merger or otherwise. The financial projections do not take into account any circumstances or events occurring after the date they were prepared. In addition, factors such as industry performance, general business, economic, regulatory, market and financial conditions, as well as changes to the business, financial condition or results of operation of Prime, may cause the financial projections or the underlying assumptions to be inaccurate. As a result, the financial projections should not be relied upon as necessarily indicative of future results, and readers of this document are cautioned not to place undue reliance on such financial projections.

     In arriving at the July Opinion and the Opinion, HLHZFA reviewed key economic and market indicators, including, but not limited to, growth in the U.S. Gross Domestic Product, inflation rates, interest rates, consumer spending levels, manufacturing productivity levels, unemployment rates and general stock market performance. The July Opinion and the Opinion are based on the business, economic, market and other conditions as they existed as of July 8, 2003 and on the financial projections provided to HLHZFA as of such date. In rendering the July Opinion and the Opinion, HLHZFA has relied upon and assumed, without independent verification that the accuracy and completeness of the financial and other information provided to HLHZFA by the management of Prime, including the projections, was reasonably prepared and reflects the best currently available estimates of the financial results and condition of Prime; and that no material changes have occurred in the information reviewed between the date the information was provided and the date of the July Opinion and the Opinion. HLHZFA did not independently verify the accuracy or completeness of the information supplied to it with respect to Prime and does not assume responsibility for it. HLHZFA did not make any independent appraisal of the specific properties or assets of Prime.

     The summary set forth above describes the material points of more detailed analyses performed by HLHZFA in arriving at the July Opinion and the Opinion. The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and application of those methods to the particular circumstances and is therefore not readily susceptible to summary description. In arriving at the July Opinion and the Opinion, HLHZFA made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, HLHZFA believes that its analyses and summary set forth herein must be considered as a whole and that selecting portions of its analyses, without considering all analyses and factors, or portions of this summary, could create an incomplete and/or inaccurate view of the processes underlying the analyses set forth in the July Opinion and the Opinion. In its analysis, HLHZFA made numerous assumptions with respect to the Company, the merger, industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the respective entities. The estimates contained in such analyses are not necessarily indicative of actual values or predictive of future results or values, which may be more or less favorable than suggested by such analyses. Additionally, analyses relating to the value of businesses or securities of Prime are not appraisals. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty.

THE PARTIES TO THE MERGER

     The agreement and plan of merger, dated as of July 8, 2003, as amended, is between us and Prime Acquisition Company with Lightstone guarantying certain obligations of Prime Acquisition Company.

     We are a self-administered, self-managed real estate investment trust engaged in the ownership, leasing, marketing and management of outlet centers throughout the United States. We conduct substantially all of our operations through Prime LP of which we are the sole general partner. We currently own and/or manage 36 outlet centers totaling approximately 10.2 million square feet of gross leaseable area. We also own 154,000 square feet of office space. We have been an owner, operator and developer of outlet centers since 1988. For additional information, visit our website at www.primeretail.com.

     Prime Acquisition Company is a limited liability company formed under the laws of the State of Delaware. Prime Acquisition Company was recently formed for the sole purpose of acquiring us in the merger. Prime Acquisition Company is owned by David Lichtenstein and Joseph Tabak.

     Founded in 1988, Lightstone has become one of the largest, private real estate companies in the industry. Lightstone owns and/or manages a diversified portfolio of 15,000 apartments as well as office, industrial and retail properties totaling more than 8.5 million square feet of space in 16 states and Puerto Rico. Headquartered in Lakewood, New Jersey, Lightstone employs over 400 professionals and maintains offices in Maryland, Virginia, California, and New York. Lightstone is currently embarked on an aggressive acquisition and expansion program throughout the United States. David Lichtenstein is the chief executive officer and controlling equity holder of Lightstone. For additional information, visit Lightstone's website at www.lightstonegroup.com.

MERGER FINANCING

     The buyer will pay the merger consideration with cash on hand and borrowed funds. The buyer's obligation to consummate the merger is not conditioned on the buyer obtaining third-party financing arrangements.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

     Certain of our directors and officers may have interests in the merger that are different from, or in addition to, the interests that apply to our stockholders generally. See "Interests of Certain Persons in the Merger."

REQUIRED VOTE

     The merger agreement and the merger must be approved by: (a) the affirmative vote of the holders of at least two-thirds of the outstanding shares of our series A preferred stock; (b) the affirmative vote of the holders of at least two-thirds of the outstanding shares of our series B preferred stock; and
(c) the affirmative vote of the holders of at least two-thirds of the outstanding shares of our common stock; provided, however, if the charter amendment is approved, the affirmative vote of the holders of only a majority of the outstanding shares of our common stock will be required.

VOTING AGREEMENTS

     Howard Amster and Gary Skoien, the two members of our board of directors who were elected by our preferred stockholders and who collectively own 6% of our series A preferred stock and 15% of our series B preferred stock, have each entered into a voting agreement with Prime Acquisition Company pursuant to which they have agreed to vote, and have granted a proxy to the buyer to vote, their shares in favor of the proposed charter amendment and the merger. Messrs. Amster and Skoien may terminate the voting agreement and be released from all obligations to vote their shares in favor of the proposals in the event the merger agreement is terminated or is materially amended or modified.

CERTAIN EFFECTS OF THE MERGER

     Pursuant to the merger agreement, we will be merged with and into Prime Acquisition Company with Prime Acquisition Company remaining as the surviving company. At the effective time of the merger, we will cease to exist as a separate entity and all of our subsidiaries, including Prime LP, will become subsidiaries of Prime Acquisition Company. Holders of shares of our preferred and common stock will have no future ownership interest in the surviving company, and, as a result, will not have the opportunity to share in any of our future earnings or growth. Our preferred and common stock will no longer be registered with the Securities and Exchange Commission and will no longer trade on the OTC Bulletin Board.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

     If the merger is completed, the exchange of stock by our stockholders in return for the merger consideration will be a taxable transaction under the Internal Revenue Code of 1986, as amended (the "Code"). Because of the complexities of the tax laws, we advise you to consult your own tax advisors regarding the applicable federal, state, local, foreign and other tax consequences resulting from the merger.

FEES AND EXPENSES

     The estimated fees and expenses to be incurred in connection with the completion of the merger and the other transactions contemplated by the merger agreement are as follows:

          Advisory Fees and Expenses                              $_____________
          Legal, Accounting and Consulting Fees and Expenses      $_____________
          Proxy Solicitor Fees                                    $      15,000
          Depositary and Paying Agent Fees and Expenses           $_____________
          SEC Filing Fee                                          $        9,304
          Printing and Mailing Costs                              $_____________
          Other Regulatory Filing Fees                            $_____________
          Miscellaneous Expenses                                  $_____________

          TOTAL:                                                  $_____________

     Prime Acquisition Company, as the surviving company, will be responsible for all of the fees and expenses described above if the merger is completed. If the merger is not completed, we will pay our own fees and expenses, which we estimate to be approximately $4.2 million. In addition, we will be obligated under specified circumstances to pay Prime Acquisition Company a termination fee and/or reimburse it for its expenses. However, under certain other circumstances, Prime Acquisition Company will be obligated to pay us liquidated damages if the merger agreement is terminated. See "Terms of the Merger Agreement - Termination Fee; Expenses; Liquidated Damages" beginning on page ___.

CONDUCT OF BUSINESS IF THE MERGER IS NOT COMPLETED

     If the merger is not completed, we will continue to execute our business plan. Successfully executing our business plan will depend, in part, on refinancing our "mega deal" loan, completing limited asset sales and satisfying our redemption obligations with respect to our partner in our bridge property joint venture.

     We can make no assurances as to our ability to successfully execute our business plan. In addition, the successful execution of our business plan will not generate excess cash sufficient to pay our current arrearages on our preferred stock or enable us to resume the payment of dividends on our stock.

     If the merger is not completed, we will also be obligated under certain circumstances to pay the buyer a termination fee and reimburse the buyer for its expenses. See "Terms of the Merger Agreement - Termination Fee; Expenses; Liquidated Damages."

                          TERMS OF THE MERGER AGREEMENT

     The discussion in this proxy statement of the merger and the principal terms of the merger agreement is qualified in its entirety by reference to the merger agreement, as amended, a copy of which is attached as ANNEX B to this proxy statement, and which is incorporated in this proxy statement by reference. The following description summarizes the material provisions of the merger agreement. We urge you to carefully read the merger agreement because it is the legal document that governs the merger.

GENERAL

     The merger agreement provides that we will be merged with and into Prime Acquisition Company. Following the merger, our separate existence will cease, and the buyer will continue as the surviving corporation. The merger will become effective on the date on which a certificate of merger has been filed with the Delaware Secretary of Sate and the articles of merger have been filed with the State Department of Assessment and Taxation of Maryland.

CONSIDERATION TO BE PAID IN THE MERGER

     At the effective time of the merger, each issued and outstanding share (other than the shares owned by stockholders who have perfected their dissenters' rights) of (i) our series A preferred stock will be converted into the right to receive $18.400 per share; (ii) our series B preferred stock will be converted into the right to receive $8.169 per share, and (iii) our common stock will be converted into the right to receive $0.170 per share.

PAYMENT FOR SHARES; PROCEDURES FOR SURRENDER OF CERTIFICATES

     At or prior to the effective time of the merger, the buyer shall designate a bank, trust company or other person to act as paying agent for the payment of the merger consideration. The buyer shall deposit, or cause to be deposited, with the paying agent amounts in immediately available funds sufficient to pay the merger consideration.

     As of or promptly after the effective time of the merger, the paying agent will mail a letter of transmittal, which will include instruction for the delivery of certificates representing the shares to the paying agent, to all holders of shares of our series A preferred stock, series B preferred stock and common stock. Holders of shares should use this letter of transmittal to send certificates representing the shares to the paying agent. After surrendering the share certificates to the paying agent for cancellation, holders of those surrendered certificates will be entitled to receive a cash payment in an amount equal to the number of shares represented by the surrendered certificates multiplied by the applicable merger consideration, without any interest thereon and less applicable withholding taxes. Each surrendered certificate will then be cancelled.

     Do not mail your stock certificates at this time. If your share certificates have been lost, stolen or destroyed, you will be entitled to the merger consideration only by signing an affidavit to that effect and delivering a reasonable indemnity to protect us against claims by another party related to your share certificates.

TREATMENT OF STOCK OPTIONS AND WARRANTS

     At the effective time of the merger, all outstanding options which have vested (or vest as a result of the merger) granted pursuant to our stock option plans shall be cancelled and each holder of a cancelled option shall be entitled to receive the difference between $0.170 and the exercise price per share of the stock option multiplied by the number of shares of our common stock subject to the in-the-money stock option (net of any tax withholding). The only outstanding options to acquire our common stock with an exercise price per share of less than $0.170 are held by our six senior officers who have agreed to cancel such options for no consideration in connection with the closing of the merger. There are no outstanding options to acquire our preferred stock. All outstanding options which have not vested (or do not vest as a result of the merger) granted pursuant to the our stock option plans shall be cancelled.

     At or prior to the effective time of the merger, we shall use our reasonable efforts to cancel any warrants to purchase our common stock given that the outstanding warrants have no economic value based on allocation of the merger per share common stock consideration.

REPRESENTATIONS AND WARRANTIES

     The merger agreement contains customary representations and warranties by us and the buyer concerning our respective business and assets. Subject to certain limited exceptions and the damages threshold discussed below, the representations and warranties must be true and correct on the date of the closing in order to consummate the merger. The damages threshold provides that the damages caused by a party's covenant breaches and the failure of such party's representations and warranties to be true and correct must exceed $4.5 million in the aggregate. The merger agreement contains representations and warranties as to, among other things:

     RECIPROCAL REPRESENTATIONS AND WARRANTIES:

     -    the organization, validity and good standing of each party;

     - the power and authority of each party to execute the merger agreement and other agreements thereto and to consummate the transactions contemplated by the merger agreement;

     - the receipt by each party of all consents, approvals, authorizations and permits required to be obtained, governmental or otherwise, to consummate the merger;

     - the merger agreement and the transactions contemplated thereby not violating a respective party's organizational documents or other contractual obligations of such party;

     - the absence of any pending or threatened litigation or other proceeding or action which would prevent the merger from being consummated;

     REPRESENTATIONS AND WARRANTIES SPECIFIC TO US AND OUR SUBSIDIARIES:

     -    the capitalization of the Company and our subsidiaries;

     -    the accuracy of our filings with the SEC;

     -    the possession of and compliance with our permits and licenses;

     -    our disclosure documents relating to the merger;

     - the absence of certain changes or events since the end of our most recent fiscal year;

     - our employee benefit plans and matters relating to the Employee Retirement Income Security Act of 1974 and the Internal Revenue Code of 1986, as amended;

     -    our compliance with labor matters;

     -    transactions with our officers, directors or affiliates;

     -    matters related to our contracts and contract defaults;

     -    our compliance with environmental matters;

     -    our rights relating to intellectual property;

     - tax matters, including our taxation as a REIT, and our compliance with certain tax laws;

     -    our real property;

     -    our insurance coverage;

     - our receipt of a fairness opinion from Houlihan Lokey Howard & Lukin Financial Advisors, Inc. to the effect that the merger consideration is fair to holders of each class of our capital stock, from a financial point of view;

     - the vote required to approve the charter amendment and the merger transaction;

     - the absence of any brokerage, finder's or other investment bank fee in connection with the merger (other than Houlihan Lokey and Granite); and

     - the inapplicability of Maryland state anti-takeover statutes to the merger.

     In addition, the merger agreement contains representations and warranties by the buyer as to, among other things, the buyer having sufficient funds available to consummate the transactions contemplated by the merger agreement, including, without limitation, payment of the merger consideration.

     The representations and warranties in the merger agreement are very detailed and the description above is only a summary. You are urged to read carefully and in their entirety the sections in the merger agreement entitled "Representations and Warranties of the Company" and "Representations and Warranties of Buyer" in ANNEX B included in this proxy statement.

CONDUCT OF THE BUSINESS BEFORE THE MERGER

     We agreed that until the closing of the merger, or unless the buyer consents in writing, we will carry on our business in the ordinary and usual course of business and will:

  - use commercially reasonable efforts to preserve intact the current business organization, goodwill and ongoing businesses;

  - preserve intact our status as a REIT within the meaning of the Internal Revenue Code of 1986;

  -  comply in all material respects with all applicable laws; and

  - maintain insurance in such amounts and covering such risks as are in accordance with normal industry practice for companies engaged in businesses similar to that of ours and our subsidiaries.

     We also agreed that until the closing of the merger, or unless the buyer consents in writing, to not and to not permit any subsidiary to, directly or indirectly, do any of the following:

  - negotiate or discuss the refinancing of the properties securing the mega deal loan with any lenders until September 15, 2003, at which time we can have discussions with only certain enumerated lenders;

  - close any loans relating to the mega deal loan prior to November 11, 2003, which may be extended until January 11, 2004 by the buyer, provided, that the buyer agrees to make certain payments and loans to us to address the increased interest cost and debt service obligations and restrictions under the mega deal loan that arise after November 11, 2003;

  - amend or otherwise change our charter or by-laws or equivalent organizational documents of any of our subsidiaries (except for the proposed amendment to our amended and restated articles of incorporation);

  - issue, sell, pledge, dispose of, grant, transfer, encumber, or authorize the issuance, sale, pledge, disposition, grant, transfer or encumbrance of any shares of capital stock of, or other equity interests in, the Company or of our subsidiaries of any class, or securities convertible or exchangeable or exercisable for any shares of such capital stock or other equity interests or such convertible or exchangeable securities, or any other ownership interest of the Company or any of our subsidiaries;

  - except for the lease or sale by the Company of certain outlet centers and certain excess property and outlots, each at a rental or sales price to exceed a certain minimum rental or sales price for each property, sell, pledge, dispose of, transfer, lease, license, guarantee or encumber, any property or assets of the Company or any of our subsidiaries, except pursuant to any of the pending transaction agreements or the sale or purchase of goods (excluding any intellectual property or real property) in the ordinary course of business consistent with past practice, or enter into any commitment to do so (other than transactions between a wholly-owned subsidiary and the Company or another wholly-owned subsidiary);

  - declare, set aside, make or pay any dividend or other distribution with respect to any of our capital stock (other than dividends paid by a wholly-owned subsidiary to us or to any other wholly-owned subsidiary) or enter into any agreement with respect to the voting of our capital stock (provided that we may make dividend payments that we are required to make by the Internal Revenue Code of 1986 in order to maintain REIT status and those that are sufficient to eliminate any federal tax liability);

  - adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization (other than the merger);

  - reclassify, combine, split, subdivide or redeem (except for the redemption of Prime LP operating partnership units for shares of our common stock), purchase or otherwise acquire, directly or indirectly, any of our capital stock, other equity interests or other securities (except for in connection with the use of our common stock or Prime LP operating partnership units to pay the exercise price or tax withholding obligation upon the exercise of a Company option as presently permitted under our option plans or in connection with the conversion or redemption of our series B preferred stock or Prime LP operating partnership units);

  - subject to certain exceptions contained in the merger agreement, acquire any interest in any entity or any division thereof or any assets, other than acquisitions of assets (other than real property) in the ordinary course of business consistent with past practice;

  - except for (i) certain enumerated new financings, refinancings, workouts or restructurings completed on commercially reasonable terms, provided that such terms do not cause non-recourse debt to become recourse debt, (ii) guarantee modifications resulting in terms no more onerous than those of existing guarantees and (iii) certain enumerated givebacks and foreclosures, incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any entity (other than a wholly-owned subsidiary) for borrowed money;

  - terminate, cancel or request any material change in, or agree to any material change in any Company material contract of ours;

  - make or authorize any capital expenditures in excess of our budget, except for those expenditures for any of our outlet centers which would result in total expenditures for such outlet center to be no more than 5% in excess of our budget for such outlet center;

  - except for (i) any contract entered into by the Company in the ordinary course of business pursuant to the Company's 2003 business plan, (ii) any contract cancelable within 30 days notice, and (iii) certain enumerated arrangements or agreements, enter into or amend any contract, agreement, commitment or arrangement that, if entered into prior to the date of the merger agreement, would be a material contract;

  - execute any new lease or modify, renew, amend or extend any existing lease, except where such leasing activity is consistent with the Company's 2003 business plan; provided, however, we will need the buyer's consent to execute any new major leases or amend any existing major leases;

  - except as may be required by contractual commitments or corporate policies with respect to severance or termination pay in existence on the date of the merger agreement:

     - increase the compensation of benefits payable or to become payable to directors, officers or employees (except for increases in accordance with past practices in salaries or wages of officers and employees of the Company or any subsidiary which are not across-the-board increases);

     - grant any rights to severance or termination pay to, or enter into any employment or severance agreement with, any director, officer or other employee of the Company or any subsidiary, or establish adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy, or arrangement for the benefit of any director, officer or employee (except to the extent required by applicable law or the terms of a collective bargaining agreement in existence on the date of the merger agreement);

     - take any affirmative action to amend or waive any performance or vesting criteria or accelerate vesting, exercisability or funding under any of our benefit plans; or

     - create or increase the benefits payable or accruing under any of our benefit plans;

  - pre-pay any long-term debt, or pay, discharge or satisfy any claims, liabilities or obligations except in the ordinary course of business consistent with past practice and in accordance with their terms;

  - accelerate or delay collection of notes or accounts receivable in advance of or beyond their regular due dates or the dates when the same would have been collected in the ordinary course of business consistent with past practice;

  - delay or accelerate payment of any account payable in advance of its due date or the date such liability would have been paid in the ordinary course of business consistent with past practice;

  - make any material change in accounting policies or procedures, other than in the ordinary course of business consistent with past practice or except as required by GAAP or by a governmental entity;

  - except for settlement agreements (with settlement amounts consistent with the Company's current reserves for such claims) entered into with tenants to settle any past, current or future claims related to the billing and collection of CAM, real estate taxes and promotional funds, settle or compromise any material litigation or waive, release or assign any material rights or claims;

  - make any material tax election, unless the Company reasonably determines, after consultation with the buyer that such action is required by law or the Company operating partnership agreement, necessary or appropriate to preserve the Company's status as a REIT or the partnership status of Prime LP operating partnership or other subsidiary which filed tax returns as a partnership for federal tax purposes, or commercially reasonable in the context of our business and relates to a change in law in 2001 or thereafter;

  - modify, amend or terminate any material confidentiality or standstill agreement to which we are a party or waive, release or assign any material rights or claims thereunder;

  - write up, write down or write off the book value of any assets, individually or in the aggregate, for the Company or any subsidiary taken as a whole, except as required by and in accordance with GAAP consistently applied;

  - take any action to except or make not subject to any takeover law or state law that purports to limit or restrict business combinations or the ability to acquire or vote shares, any entity (other than the buyer) or any action taken thereby, which entity or action would have otherwise been subject to the restrictive provisions thereof and not exempt therefrom;

  - enter into any agreement that limits or otherwise restricts the Company or any subsidiary or any successor thereto or that could, after the effective time of the merger, limit or restrict the buyer or any successor, from engaging or competing in any line of business or in any geographic area;

  - take any action that is intended or would reasonably be expected to result in any of the conditions to the merger not being satified, except as may be required by applicable law;

  - modify, renew, amend or extend the lease for our principal executive offices located at 100 East Pratt Street, Baltimore, Maryland, except for the currently proposed extension of such lease within certain specified parameters; or

  - authorize or enter into any agreement or otherwise make any commitment to do any of the foregoing.

CONDITIONS TO THE CLOSING OF THE MERGER

     The parties' obligation to complete the merger is subject to the satisfaction or waiver of each of the following conditions before closing the merger:

  - the merger agreement and the merger must be approved and adopted by the requisite vote of the Company's stockholders;

  - no governmental entity or arbitrator shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, judgment, injunction or arbitration award or finding or other order, in any case which is in effect and which prevents or prohibits consummation of the merger;

  - all filings, consents, approvals and authorizations of any governmental entity shall have been made or obtained, except where the failure to do so would not cause to either party a material adverse effect and could not be reasonably expected to subject the parties or their respective directors, officers, members, agents or advisors to the risk of criminal liability.

     The buyer's obligation to complete the merger is subject to the satisfaction or waiver of each of the following additional conditions:

  - our representations and warranties contained in the merger agreement must be true and correct as of the date the merger is completed as if made at and as of that time (except as otherwise contemplated or permitted by the merger agreement and except for those representations and warranties which address matters only as of a particular date need only be true and correct as of such date), subject to the damages threshold of $4.5 million above;

  - we shall have performed or complied in all respects with all agreements and covenants required by the merger agreement and each ancillary agreement to be performed or complied with by us on or prior to the effective time of the merger, subject to the damages threshold of $4.5 million above;

  -  the buyer shall have received a tax opinion of Winston & Strawn;

  - all consents, approvals and authorizations identified in Section 6.2 of the Company disclosure schedule shall have been obtained;

  - there shall not have occurred any Company material adverse effect, as defined below;

  - the buyer shall have received evidence that the number of dissenting shares shall constitute no more than 3% of the total number of shares of our capital stock outstanding immediately prior to the effective time of the merger;

  - all outstanding options granted pursuant to our stock option plans shall have been cancelled and all outstanding warrants shall have been either cancelled or adequate provision made therefor;

  - the amendment and restatement of the operating partnership of Prime LP shall have been approved by the general partner of Prime LP; and

  -  the buyer shall have received a corporate legal opinion of Winston &
     Strawn.

     A Company material adverse effect is defined as (i) any change, event or effect that shall have occurred that, when taken together with all other adverse changes, events or affects that have occurred, is or is reasonably likely to be materially adverse to the assets, liabilities, business, financial condition or results of operations of the Company and its subsidiaries, taken as whole, not including the effect of general economic change, changes in securities markets or in the United States financial markets generally, changes that affect REITs generally, effects of the public announcement or pendency of the transactions contemplated hereby and changes that generally affect the retail industry or retail real estate properties, in each case that are a principal cause of such change, event or effect, or (ii) any change, event or effect that shall have occurred that, when taken together with all other changes, events or effects that have occurred since January 1, 2003, results in, or is reasonably likely to result in, the diminution in our net operating income by at least 8% from the baseline net operating income for the twelve month period immediately following the proposed termination of the merger agreement by the buyer.

     Our obligation to complete the merger is subject to the satisfaction or waiver of each of the following additional conditions:

  - the buyer's representations and warranties contained in the merger agreement must be true and correct as of the date the merger is completed as if made at and as of that time (except as otherwise contemplated or permitted by the merger agreement and except that those representations and warranties which address matters only as of a particular date need only be true and correct as of such date), subject to the damages threshold of $4.5 million; and

  - the buyer shall have performed or complied in all respects with all agreements and covenants required by the merger agreement and each ancillary agreement to be performed or complied with by it on or prior to the effective time of the merger, subject to the damages threshold of $4.5 million.

SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION

     None of the representation and warranties in the merger agreement or in any instrument delivered pursuant to the merger agreement shall survive the effective time of the merger.

     The merger agreement provides that for a period of six years after completion of the merger, the buyer and the surviving entity will extend all rights to indemnification existing in favor of the Company's current officers and directors under the Company's charter and by-laws for matters arising out of pertaining to any facts or events existing or occurring on or before the completion of the merger.

     The Company and, from and after the effective time of the merger, the surviving entity shall indemnify, defend and hold harmless the present and former officers and directors of the Company or any subsidiary against all losses, expenses, claims, damages, liabilities or amounts that are paid in settlement of, with the approval of the surviving entity or otherwise incurred in connection with any claim, action, suit, proceeding or investigation based in whole or in part by reason of the fact that such person is or was a director or officer of the Company and arising out of actions, events or omissions occurring at or prior to the effective time of the merger, in each case to the fullest extent permitted under Maryland law.

     Additionally, for a period of six years after the effective time of the merger, the buyer or the surviving entity shall cause to be maintained in effect liability insurance policies for directors and officers on terms not less favorable than those in effect on the date hereof in terms of coverage and amounts, to the extent that such insurance can be maintained annually at a cost to the buyer or surviving entity not greater than one hundred and fifty percent (150%) of the annual premium for the Company directors' and officers' liability insurance as of the closing date. In addition, at the effective time, the surviving entity shall purchase directors' and officers' liability insurance, on the terms and subject to the limitations described above, for a one year period commencing on the closing date.

NON-SOLICITATION OF ALTERNATIVE TRANSACTIONS FROM OTHER PARTIES

     Until the merger is completed or the merger agreement is terminated, we have agreed not to take any of the following actions directly or indirectly:

  - encourage, solicit, initiate or facilitate any Acquisition Proposal, as defined below;

  - enter into any agreement with respect to any Acquisition Proposal or enter into any agreement, arrangement or understanding requiring us to abandon, terminate or fail to consummate the merger or any other transaction contemplated by the merger agreement; or

  - participate in any way in discussions or negotiations with, or furnish any information to, any person or entity in connection with, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Acquisition Proposal.

     However, if at any time prior to stockholder approval, our board of directors determines in good faith, after consultation with outside counsel, that it would be consistent with its duties under Maryland law, we may, in response to a Superior Proposal, as defined below, (i) furnish information with respect to us and our subsidiaries to the person or entity, or its representatives, making such Superior Proposal pursuant to a customary confidentiality agreement the benefits of the terms of which are not materially more favorable to the other party to such confidentiality agreement than those in place with the buyer and (ii) participate in discussion and negotiations, directly or indirectly through such third party's representatives, with respect to such Superior Proposal.

     We must advise the buyer promptly of any inquiry received relating to any potential Acquisition Proposal, including the material terms of any proposal of inquiry, the identity of the person or entity making the inquiry, any information required from us or of any negotiations or discussion being sought to be initiated with us, and a written summary of such proposal or inquiry. We must keep the buyer fully informed on a prompt basis with respect to any developments of any Acquisition Proposal.

     An Acquisition Proposal is any offer or proposal concerning any:

     - merger, consolidation, business combination, or similar transaction involving us;

     - sale, lease or other disposition directly or indirectly by merger, consolidation, business combination, share exchange, joint venture, or otherwise of our assets or any of our subsidiaries representing 10% or more of the assets of us and our subsidiaries, taken as a whole;

     - issuance, sale or other disposition of (including by way of merger, consolidation, business combination, share exchange, joint venture, or any similar transaction) securities (or options, rights or warranties to purchase, or securities convertible into or exchangeable for, such securities) representing 10% or more of the voting power of us;

     - transactions in which any person or entity or any group shall have been formed which beneficially owns or has the right to acquire beneficial ownership of 10% or more of our outstanding voting capital stock; or

     -    any combination of the foregoing.

     A Superior Proposal is any bona fide Acquisition Proposal made by a third party which was not solicited by us, any of our subsidiaries or any of our representatives and which, in the good faith judgment of our board of directors after consulting with its financial advisor and outside legal counsel and taking into account, to the extent deemed appropriate by our board of directors, the various legal, financial and regulatory aspects of the proposal and the person or entity making such proposal (i) if accepted is reasonably capable of being consummated, and (ii) if consummated would result in a transaction that is more favorable to our stockholders, from a financial point of view, than the transactions contemplated by the merger agreement.

     Our board of directors may, without breaching the merger agreement, withdraw, modify, amend or qualify in a manner adverse to the buyer its recommendation in favor of the merger if:

     -    an Acquisition Proposal is made that constitutes a Superior Proposal;

     - our board of directors determines in good faith after consultation with outside legal counsel that this action is required for our board to meet its fiduciary obligations under Maryland law;

     - our board of directors provides at least seven business days' advance written notice to the buyer of the intention to so withdraw, modify, amend or qualify its recommendation; and

     - we, concurrently with entering into an agreement under a Superior Proposal, pay to the buyer a termination fee.

     Even if our board of directors' recommendation is withdrawn, modified, amended or qualified in a manner adverse to the buyer, we must nevertheless hold and convene the special meeting.

TERMINATION OF THE MERGER AGREEMENT

     The merger agreement may be terminated by the parties and the merger abandoned, whether before or after stockholder approval is obtained, for a number of reasons, including by:

     -    mutual written consent of the buyer and us;

     - either party, if the merger shall not have been consummated prior to January 11, 2004;

     - either party, if any domestic or foreign governmental, administrative, judicial or regulatory authority issues a final order, decree or ruling or takes any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the merger agreement or any of the related agreements;

     - either party, if we fail to obtain the requisite stockholder vote for approval and adoption at a duly held meeting of our stockholders;

     - the buyer, if (a) our board of directors shall have withdrawn, adversely modified, or after receipt by us of an Acquisition Proposal failed upon the buyer's request to reconfirm its recommendation of the merger within ten business days after receipt of the buyer's request,
          (b) our board of directors shall have recommended to our stockholders that they approve another Acquisition Proposal or a Superior Proposal,
          (c) a tender offer or exchange offer that, if successful, would result in any group owning more than 10% of our capital stock outstanding is commenced and our board of directors recommends that the stockholders tender their shares, or (d) any person or group becomes the beneficial owner of 10% or more of our outstanding capital stock (collectively, an "Alternative Transaction Event");

     - us, if prior to the adoption of the merger agreement by our stockholders, currently with, or promptly after, termination of the merger agreement we enter into an agreement with respect to a Superior Proposal, provided that in such case (a) our board of directors determines that failure to terminate the merger agreement in such situation would be inconsistent with the board's duties under Maryland law,

          (b) the buyer receives seven (7) business days prior notice of our board's intention to take such action, (c) our board of directors determines in good faith after consultation with outside counsel and its financial advisors that the Acquisition Proposal continues to be a Superior Proposal after (1) taking into account any proposed amendment to the terms of the merger agreement by the buyer and (2) negotiating in good faith with the buyer regarding such proposed amendment during a three (3) business day period, (d) we have complied with all applicable notice provisions of the merger agreement, and (e) we pay or cause to be paid the applicable termination fee (a "Superior Proposal Event");

     - the buyer, if (a) since the date of the merger agreement any event, development or change of circumstance results in a Company material adverse effect and is not cured within ten (10) days after written notice thereof, (b) we breach any of the covenants or agreements set forth in the merger agreement or any ancillary agreement such that compliance therewith is not possible by January 11, 2004, or (c) (1) any of our representations or warranties in the merger agreement or any ancillary agreement shall not be true and correct in each case as of the date of determination such that compliance therewith is not possible by January 11, 2004 and (2) such breach or misrepresentation is not cured within ten (10) days after written notice thereof; provided, however, that clauses (b) and (c) are subject to the damages threshold; or

     - us, if (a) the buyer has breached in any material respect any of its covenants or agreements in the merger agreement or any ancillary agreement, or (b) (1) any representation or warranty of the buyer set forth in the merger agreement or any ancillary agreement shall not be true and correct in each case as of the date of determination such that compliance therewith is not possible by January 11, 2004 and (2) such breach or misrepresentation is not cured within ten (10) days after written notice thereof; provided, however, that clauses (a) and
          (b) are subject to the damages threshold.

TERMINATION FEE; EXPENSES; LIQUIDATED DAMAGES

     If the merger agreement is terminated because of (a) an Alternative Transaction Event, (b) a Superior Proposal Event, (c) a material breach of any covenant by us, subject to the damages threshold, or (d) the failure of our representations and warranties to be true and correct, subject to the damages threshold, we have agreed to pay the Prime Acquisition Company a termination fee of $4.5 million and up to $1.5 million to cover its expenses. The damages threshold provides that the damages caused by a party's covenant breaches and the failure of such party's representations and warranties to be true and correct must exceed $4.5 million in the aggregate.

     If the merger agreement is terminated because (a) the requisite stockholder vote is not obtained or (b) the occurrence of a material adverse effect to our business or assets, we have agreed to pay Prime Acquisition Company up to $3.5 million to cover its expenses.

     If the merger agreement is terminated because of (a) a material breach of any covenant by Prime Acquisition Company, subject to the damages threshold or
(b) the failure of Prime Acquisition Company's representations and warranties to be true and correct, subject to the damages threshold, Prime Acquisition Company has agreed to pay to us as liquidated damages an amount equal to (i) $6 million if Prime Acquisition Company does not elect to have the remedy of specific performance or (ii) $8 million if Prime Acquisition Company makes such an election. The damages threshold provides that the damages caused by a party's covenant breaches and the failure of such party's representations and warranties to be true and correct must exceed $4.5 million in the aggregate.

SPECIFIC PERFORMANCE

     From and after date our stockholders approve the merger, the buyer will have the option to elect to have the remedy of specific performance. If the buyer exercises this option, the liquidated damages payable to us upon a breach by the buyer under the merger agreement shall increase from $6 million to $8 million and the buyer shall be required to deposit an additional $2 million into escrow.

AMENDMENT, EXTENSION AND WAIVER OF THE MERGER AGREEMENT

     The merger agreement may be amended by the parties at any time prior to or after approval of the merger agreement and the merger by our stockholders, but, after any such approval, no amendment to the merger agreement shall be made which by applicable law requires the approval of our stockholders without such approval. Prior to the mailing of the definitive proxy statement to our stockholders, we may amend, subject to certain conditions, the merger agreement without the consent of the buyer to modify the allocation of the merger consideration among our classes of stock. The merger agreement may not be amended except by an instrument in writing signed by the parties. Either party may extend the other's time for the performance of any of the obligations or other acts under the merger agreement, waive any inaccuracies in the other's representations and warranties, and, to the extent permitted by applicable law and other sections of the merger agreement, waive compliance by the other with any of the agreements or conditions contained in the merger agreement.

OTHER AGREEMENTS

     VOTING AGREEMENT. In connection with the execution of the merger agreement, the buyer and each of Howard Amster and Gary J. Skoien entered into a voting agreement. Subject to the terms of the voting agreement, Messrs. Amster and Skoien have each agreed to grant an irrevocable proxy to the buyer to vote all shares of our common stock, series A preferred stock, series B preferred stock and operating partnership units of Prime LP that they own (1) in favor of approval and adoption of the merger agreement, the amendment to our amended and restated articles of incorporation; and (2) against (x) approval of any acquisition proposal and (y) any action or agreement that (i) could reasonably be expected to result in a breach in any material respect of any covenant, representation or warranty, or any other obligation of the Company or operating partnership of Prime LP, under the merger agreement or any related agreement or
(ii) is intended, or could reasonably be expected, to materially impede, interfere with, delay, postpone or adversely affect the merger or the other transactions. Messrs. Amster and Skoien may terminate the voting agreement if the merger agreement is terminated or materially amended or modified.

     DEPOSIT ESCROW AGREEMENT. In connection with the execution of the merger agreement, we entered into a deposit escrow agreement with the buyer and LaSalle Bank National Association, as escrow agent, pursuant to which the buyer made a deposit of $3.5 million with the escrow agent. If our stockholders approve the merger and the buyer elects the option to have the remedy of specific performance available under the merger agreement, the buyer is required to increase the deposit by $2 million to $5.5 million. If the merger agreement is terminated and the buyer is obligated to pay us liquidated damages, the deposit will be payable to us as partial payment of such liquidated damages. If the merger agreement is terminated under other circumstances or the merger is consummated, the deposit will be payable to the buyer.

     ASSIGNMENT OF RIGHTS TO CERTAIN ESCROW FUNDS. In connection with the execution of the merger agreement, we assigned the rights of one of our affiliates, Outlet Village of Puerto Rico Limited Partnership S.E., to an escrow of $2.8 million to an affiliate of Lightstone. The escrow was established in connection with our sale of Prime Outlets of Puerto Rico in December 2002 to the affiliate of Lightstone. The assignment provides that the affiliate of Lightstone will assign such rights back to our affiliate if the merger agreement is terminated under certain circumstances.

                               DISSENTERS' RIGHTS

     Under Maryland law, if you do not wish to accept the cash payment provided for in the merger agreement, you have the right to dissent from the merger and to have an appraisal of the fair value of your shares conducted by a Maryland court of competent jurisdiction. Stockholders electing to exercise dissenters' rights must strictly comply with the provisions of Sections 3-202 through 3-213 of the Maryland General Corporation Law to perfect their rights. A copy of
Section 3-202 through 3-213 is attached as ANNEX E.

     The following is intended as a brief summary of the material provisions of the Maryland statutory procedures required to dissent from the merger and perfect a stockholder's appraisal rights. This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to Sections 3-203 through 3-213 of the Maryland General Corporation Law.

     This proxy statement provides you with information on the availability of appraisal rights in connection with the merger. If you wish to consider exercising your appraisal rights, you should carefully review the text of Sections 3-202 through 3-213 contained in ANNEX E because failure to timely and properly comply with the requirements set forth in these sections will result in the loss of your appraisal rights under Maryland law.

     If you elect to demand appraisal of your common stock, series A preferred stock or series B preferred stock, you must satisfy all of the following conditions:

     (a) You must deliver to us a written objection to the merger agreement before or at the special meeting. Voting against or failing to vote for the merger by itself does not constitute a demand for appraisal within the meaning of Section 3-203;

     (b) You must not vote any of your common stock in favor of the merger if you wish to assert appraisal rights on your common stock; you must not vote any of your series A preferred stock in favor of the merger if you wish to assert appraisal rights on your series A preferred stock; you must not vote any of your series B preferred stock in favor of the merger if you wish to assert appraisal rights on your series B preferred stock. An abstention or failure to vote, with respect to a particular class of shares, will satisfy this requirement, but a vote in favor of the merger, with respect to a particular class of shares, by proxy or in person, will constitute a waiver of your appraisal rights in respect of the shares so voted and will nullify any previously filed written objections to the merger agreement; and

     (c) You must make a written demand on Prime for payment of the fair value of your common stock, series A preferred stock or series B preferred stock within 20 days after the effective date of the merger. Your written demand must state the number and class of shares which you own.

     If you fail to comply with all of these conditions with respect to a particular class of shares, you will be entitled to receive the cash payment for any shares of our common stock, series A preferred stock or series B preferred stock, as the case may be, that you hold as of the effective time of the merger as provided for in the merger agreement but will have no appraisal rights for those shares.

     All written objections to the merger agreement should be addressed to the General Counsel of Prime Retail, Inc., 100 E. Pratt Street, 19th Floor, Baltimore, MD 21202. All demands for appraisal should be executed by, or on behalf of, the record holder of the shares of our common stock, series A preferred stock or series B preferred stock. The demand must state the identity of the stockholder and the intention of the stockholder to demand appraisal of his or her shares.

     To be effective, a demand for appraisal by a holder of our common stock, series A preferred stock or series B preferred stock must be made by or in the name of such registered stockholder, fully and correctly, as the stockholder's name appears on his or her stock certificate(s) and can not be made by the beneficial owner if he, she or it does not also hold the shares of record. The beneficial holder must, in these cases, have the registered owner submit the required demand in respect of the shares.

     If shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal shall be made in that capacity. If the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand shall be executed by or for all joint owners. An authorized agent, including one of two or more joint owners, may execute the demand for appraisal for a stockholder of record. However, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he, she or it is acting as agent for the record owner. A record owner, such as a broker, who holds shares as a nominee for others, may exercise his or her right of appraisal with respect to the shares held for one or more beneficial owners, while not exercising this right for other beneficial owners. In this case, the written demand should state the number of shares as to which appraisal is sought. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of the record owner.

     If you hold your shares of our common stock, series A preferred stock or series B preferred stock in a brokerage account or in other nominee form and you wish to exercise appraisal rights, you should consult with your broker or other nominee to determine the appropriate procedures for the making of a demand for appraisal by the nominee.

     Once you have filed a written demand seeking the fair value of your shares, you may not withdraw the demand without the consent of Prime. In addition, once demand is made, you cease to have any rights of a stockholder, including the right to receive dividends or distributions, if any, payable to our stockholders of record on a record date after the date of the special meeting. Your right will only be restored if:

     -    the demand for payment is withdrawn;

     -    a petition for appraisal is not timely filed;

     -    a court determines that you are not entitled to the relief sought; or

     -    the merger is abandoned.

     After the receipt of a written demand, we may send you a written offer to pay what we consider to be the fair value for your common stock, series A preferred stock or series B preferred stock. If we do make an offer, the offer must be accompanied by a balance sheet and an income statement for Prime.

     If within 50 days after the effective date of the merger, you and Prime do not reach an agreement on the value of your common stock, series A preferred stock or series B preferred stock, as the case may be, either you or Prime may file a petition in any court of competent jurisdiction in Baltimore City, Maryland, asking the court for a finding and determination of the fair value of your shares. You will be entitled to receive an amount determined by the court as the fair value of your shares as of the close of business on the day of the vote at the special meeting, together with interest on the amount up to the date of the judgment by the court. You must surrender your shares in order to receive this payment.

     If we abandon the merger, your right as a dissenting shareholder to be paid the fair value of your shares will cease.

     In view of the complexity of Sections 3-202 through 3-213, our stockholders who may wish to dissent from the merger and pursue appraisal rights should consult their legal advisors.

                   INTERESTS OF CERTAIN PERSONS IN THE MERGER

CERTAIN PAYMENTS TO OUR EXECUTIVE OFFICERS

     In the event the merger is consummated, the officers listed below will receive the following payments under our long term incentive program (the "LTIP") and, in the event they resign or are terminated following the merger, will receive the following payments under their respective employment agreements.

                                                     SEVERANCE PAYMENT                           TOTAL
                                                     -----------------                           -----
                         PAYMENT             If Employee        If Employee is        Involving a      Involving a
   EXECUTIVE          UNDER LTIP(1)            Resigns             Terminated         Resignation      Termination
   ---------          -------------          -----------        --------------        -----------      -----------
Glenn D. Reschke       $ 470,429            $ 2,875,000(2)       $ 3,200,000(3)       $ 3,345,429      $ 3,670,429

Robert A. Brvenik      $ 465,400            $ 1,350,000          $ 1,350,000          $ 1,815,400      $ 1,815,400

David G. Phillips      $ 344,707            $   985,000          $   985,000          $ 1,329,707      $ 1,329,707

R. Kelvin Antill       $ 260,464            $   800,000          $   800,000          $ 1,060,464      $ 1,060,464

Frederick J. Meno      $ 250,000            $   590,000          $   590,000          $   840,000      $   840,000

William G. Ellis       $ 100,000                      _          $   275,000          $   100,000      $   100,000

(1) Under the LTIP, $2.3 million in bonuses are payable to these officers upon the consummation of the merger. The individual bonuses are made in two equal payments. Because the merger constitutes a change of control, the two payments will be payable to each officer at the closing of the merger. Messrs. G. Reschke, Brvenik, Phillips and Antill are entitled to aggregate bonuses of $600,000, $600,000, $425,000, and $325,000, respectively, under the LTIP but have agreed to reduce such bonuses by $129,571, $134,600, $80,293 and $64,536, respectively, as part of the concessions by management in connection with the reallocation of the merger consideration. The second payment otherwise is payable on the first anniversary of the event. However, if an officer resigns within six months of the closing of the merger or if an officer is terminated within twenty-four months of the closing of the merger, the change of control payment payable to such officer under his employment agreement will be offset by the amount of the second payment paid to such officer under the LTIP.

(2) $2.875 million is comprised of a severance payment of $1.275 million and non-compete payments totaling approximately $1.6 million (representing 24 monthly non-compete payments of $66,666.66). The Company or Mr. G. Reschke can elect to terminate the second year of the non-compete, in which case no additional monthly payments will be owed to Mr. G. Reschke after the initial 12 monthly payments.

(3) $2.4 million is comprised of a severance payment of $1,600,000 and non-compete payments totaling approximately $1.6 million (representing 24 monthly non-compete payments of $66,666.66). The Company or Mr. G. Reschke can elect to terminate the second year of the non-compete, in which case no additional monthly payments will be owed to Mr. G. Reschke after the initial 12 monthly payments.

     If the employment agreement with Mr. G. Reschke is terminated, he will be fully vested in any amount accrued on his behalf under any qualified or nonqualified retirement plans of the Company and will also receive the benefits of a $4,000,000 life insurance policy for a period of two years.

THE SPECIAL COMMITTEE AND OUR BOARD OF DIRECTORS

     In considering the recommendations of the Special Committee and our board of directors with respect to the proposed merger, our stockholders should be aware that certain of our executive officers and directors have interests in the transaction that are different from, or are in addition to, the interests of our stockholders generally. Our board of directors appointed the Special Committee, consisting solely of directors who are not our officers or employees of Prime and who have no financial interest in the proposed merger different from our stockholders generally, to evaluate, negotiate and recommend the merger agreement and to evaluate whether the merger is in the best interests of our stockholders. The Special Committee was aware of these differing interests and considered them, among other matters, in evaluating and negotiating the merger agreement and the merger and in recommending to our board of directors that the merger agreement and the merger be approved.

     Our board of directors determined that each member of the Special Committee would be compensated for his or her participation on the Special Committee pursuant to Prime's existing compensation policy for its board members' service on board committees. Accordingly, in addition to the usual annual compensation for serving as a member of our board of directors, each member of the Special Committee will receive a $1,000 annual committee service fee plus $500 for attendance in person or by telephone for each meeting of the Special Committee. In addition, the members of the Special Committee have received or will receive reimbursement of all travel and lodging expenses related to their attendance at meetings of the Special Committee.

MERGER CONSIDERATION

     Our directors and executive officers will receive upon completion of the merger by virtue of their ownership of shares of our capital stock and common units a portion of the merger consideration. See "Security Ownership of Management and Certain Beneficial Owners" beginning on page __ for a listing of the shares of our capital stock and common units owned by our directors and executive officers.

     In connection with the reallocation of the merger consideration, Messrs. G. Reschke, Brvenik, Phillips, Antill, Meno and Ellis, who currently hold in the aggregate options to acquire 1,892,524 shares of our common stock at an exercise price of $0.11 per share, have agreed to cancel their options for no consideration upon the consummation of the merger.

INDEMNIFICATION AND DIRECTORS AND OFFICERS LIABILITY INSURANCE

     Our charter and bylaws provide that we will indemnify our directors and executive officers, and directors and officers of Prime's subsidiaries, to the fullest extent permitted by Maryland law. We also maintain directors and officers' liability insurance for the benefit of such persons. The merger agreement provides that the charter and bylaws of the surviving entity will contain the provisions with respect to indemnification set forth in our current charter and bylaws as of the date of the merger agreement, which indemnification provisions may not be amended, repealed or otherwise modified for a period of six years after the effective time in any manner that would adversely affect the rights thereunder of individuals who prior to the effective time were our directors or officers, or directors or officers of Prime's subsidiaries, with respect to the actions, events or omissions occurring at or prior to the effective time (including with respect to the merger and the other transactions contemplated by the merger agreement), unless such modification is required by law.

     In addition, the merger agreement provides that from and after the effective time, the surviving entity will indemnify the present and former directors and officers of Prime and Prime's subsidiaries against all losses, expenses, claims, damages, liabilities or amounts paid in settlement of (with the approval of the surviving entity), or otherwise incurred in connection with, any claim, action, suit, proceeding or investigation due to the fact that such person is or was a director or officer and arising out of actions, events or omissions occurring at or prior to the effective time, in each case to the fullest extent permitted by Maryland law.

     The merger agreement also provides that the surviving entity will cause to be maintained for a period of six years after the effective time liability insurance policies for directors and officers on terms not less favorable than those in effect at the date of the merger agreement, to the extent such insurance coverage can be maintained annually at a cost not greater than 150% of the annual premium for Prime's directors' and officers' liability insurance as the of the closing date. If insurance cannot be maintained or obtained at such annualized costs, the merger agreement provides that the surviving entity shall maintain or obtain as much of such insurance coverage on an annual basis as can be maintained or obtained at a cost equal to 150% of the annual premium for Prime's directors' and officers' liability insurance in effect as of the closing date. The merger agreement further provides that at the effective time, the surviving entity shall purchase directors' and officers' liability insurance, on the terms and subject to the limitations described above, for a one year period commencing on the closing date.

AMENDMENT AND RESTATEMENT OF PARTNERSHIP AGREEMENT OF PRIME LP

     Messrs. G. Reschke and M. Reschke currently own, directly or indirectly, 510,013 and 3,939,463 common units of Prime LP, respectively. Under the terms of the Prime LP partnership agreement amendment, Messrs. G. Reschke and M. Reschke, together with the other common unit holders, will have the option, exercisable on or prior to the closing date of the merger, of converting all (but not less than all) of their common units into the same number of new series C preferred units of Prime LP which will remain outstanding following the merger and the related transactions. The terms of the series C preferred units are more fully described below under "Amendment and Restatement of Prime Retail, L.P. Partnership Agreement -- Comparison of Existing Common Unit Holders Existing Income Tax Protection to Series C Preferred Unit Holders New Income Tax Protection", and will include, for holders who elect to convert their common units, new tax protection features. Mr. G. Reschke has indicated to the Company that he currently intends to convert his common units into series C preferred units.

     In accordance with the existing terms of the common units, Messrs. G Reschke and M. Reschke, together with the other common unit holders, also have the option, prior to the effective time, to exchange their common units for shares of our common stock, on a one-for-one basis. If they elect to exchange their common units for common stock, they will receive the common stock merger consideration in the merger for the shares of common stock they acquire in any such exchange.

GOVERNOR THOMPSON AND LEGAL SERVICES PROVIDED TO THE COMPANY

     The Honorable James R. Thompson, a Director of the Company, is Chairman of the law firm of Winston & Strawn LLP, which has provided, and continues to provide, legal services to the Company, including in connection with the proposed merger. For a description of the estimated legal fees to be incurred by the Company in connection with the merger, see "Fees and Expenses" beginning on page ___.

EXISTING RELATIONSHIP BETWEEN CERTAIN DIRECTORS, HORIZON GROUP PROPERTIES, INC. AND THE PRIME GROUP, INC.

     Mr. Skoien, one of the preferred board representatives on our board of directors, is the President, Chairman and Chief Executive Officer of Horizon Group Properties, Inc. ("HGP"), a publicly traded company which was formed in connection with the Company's merger with the predecessor to HGP in June 1998. Mr. Amster, the other preferred board representative on our board of directors, is a director and significant shareholder of HGP. Mr. M. Reschke, one of our directors, was a member of the board of directors of HGP until he resigned on July 30, 2002. Mr. Skoien is also an Executive Vice President and the Chief Operating Officer of Prime Group, Inc. Mr. M. Reschke, is the Chairman, Chief Executive Officer and President of The Prime Group, Inc. In June 2003, HGP acquired from an affiliate of The Prime Group, Inc. a controlling interest in the partnerships that owned a land development project in Huntley, Illinois. HGP funded the acquisition with the proceeds of a loan from an affiliate of Mr. Amster. HGP had acquired a minority interest, together with an option to acquire a controlling interest, in the Huntley partnerships in connection with a loan made by HGP in March 2003 to an affiliate of The Prime Group, Inc. The Prime Group, Inc. repaid $340,000 of the loan in conjunction with the sale of the controlling interest in the Huntley partnerships, leaving a current principal balance of $500,000 on the loan by HGP.

CONSULTING AGREEMENTS WITH AFFILIATES OF MR. TRAUB

     The Company has entered into a consulting agreement with MTA, an entity owned and controlled by Mr. Traub. The consulting agreement provides that for so long as Mr. Traub remains a director of the Company, MTA will provide consulting and advisory services in connection with the Company's merchant relations and MTA will receive a monthly fee of $4,166 for such services.

RELATIONSHIP WITH FINE FURNITURE DIRECT, INC. ("FFD")

     The Company indirectly owns an equity interest in FFD. Mr. Traub was a director and executive Chairman of the Board of Directors of FFD from 1998 until he resigned on April 29, 2002. During 2001 FFD leased two stores from affiliates of the Company, one at Prime Outlets at San Marcos and one at Prime Outlets at Hagerstown. In connection with such stores FFD paid approximately $1.2 million in rent to the Company and its affiliates during 2001. In addition, during 2001 FFD employees were covered under the Company's payroll and employee benefit programs. FFD paid approximately $3.7 million to the Company as reimbursement for such costs advanced by the Company. FFD filed for protection under federal bankruptcy laws on March 7, 2002. As of December 31, 2002, the Company had a proof of claim pending in the amount of approximately $1.6 million. The Company is currently involved in settlement discussions concerning its claim in the FFD bankruptcy case. Mr. G. Reschke is a member of the Board of Directors of FFD.

              AMENDMENT OF PRIME RETAIL, L.P. PARTNERSHIP AGREEMENT

GENERAL

     In connection with the consummation of the merger, we, as the general partner, will cause Prime LP to enter into an amendment and restatement (the "Partnership Amendment") of Prime LP's Third Amended and Restated Agreement of Limited Partnership, as amended (the "existing partnership agreement").

     The discussion in this proxy statement of the Partnership Amendment is qualified in its entirety by reference to the Partnership Amendment, a copy of which is attached as ANNEX D to this proxy statement. We urge you to carefully read the Partnership Amendment because it is the legal document that will govern Prime LP if the Partnership Amendment is approved. We also urge you to carefully read the existing partnership agreement which is available free of charge upon written request to our corporate secretary at Prime Retail, Inc., 100 East Pratt Street, 19th Floor, Baltimore, Maryland 21202 or from the Securities and Exchange Commission at www.sec.gov.

SUMMARY OF THE PARTNERSHIP AMENDMENT

     MANAGEMENT. Following consummation of the merger, the buyer (the "General Partner") will be the sole general partner of Prime LP. The Partnership Amendment restates the applicable management provisions in the existing partnership agreement which generally provide that the General Partner has full, exclusive and complete responsibility and discretion in the management and control of Prime LP.

     CAPITALIZATION. The existing series A preferred units, series B preferred units and common units (which are not converted to series C units as described below) will remain outstanding after the merger.

     Pursuant to the Partnership Amendment, Prime LP will designate a new series C preferred unit (each a "series C unit" and, collectively, the "series C units") with a fixed preference (the "series C unit stated amount") equal to the price paid for a share of common stock of the Company in the merger. Each existing limited partner has the option, exercisable on or prior to the effective date of the merger, of converting all (but not less than all) of its existing common units into a like number of series C units.

     The Partnership Amendment provides that if a majority of the existing limited partners exercise their right to convert their common units to series C units, all of the common units held by the limited partners will be automatically converted into series C units.

     PROFIT DISTRIBUTIONS. The series C units will accrue distributions, payable quarterly, at an annual rate of six percent (6%) of the series C unit stated amount. Quarterly distributions in respect of the series C units will accumulate to the extent not paid.

     No distributions with respect to the series A preferred units, series B preferred units and common units may be made unless and until the quarterly distributions in respect of the series C units are current. Distributions to the series A preferred units, series B preferred units and common units will be made in accordance with the priority contained in the Partnership Amendment.

     PUT RIGHTS. Each series C unit holder has the right to put all of his or her series C units of Prime LP (or the General Partner) for an amount equal to the series C unit stated amount plus accrued and unpaid preferred distributions (the aggregate amount being the "Put Price").

     Assuming that a limited partner does not elect to convert its common units into series C units and such common units are not automatically converted into series C units, such limited partner shall have the right at any time to put all of its common units to Prime LP (or the General Partner) for an amount per unit equal to the price paid for a share of common stock of the Company in the merger, without interest.

     INCOME AND LOSS ALLOCATIONS/CAPITAL ACCOUNTS. The allocation provisions with respect to profits and losses (and items thereof) under the Partnership Amendment reflect the priority sharing of distributions of the holders of series C units, including through the allocation of items of Prime LP income, gain, loss and deduction to a series C unit holder who puts his or her series C units for the Put Price so that the holder's final capital account balance equals, to the extent possible, the Put Price. Otherwise, the relative priority of allocations among the holders of series A preferred units, series B preferred units and common units generally remains unchanged by the Partnership Amendment.

     Under the Partnership Amendment, the capital account of the partners will not be adjusted in connection with the consummation of the merger. In the event of liquidation, any proceeds will be distributed to the partners (after the payments of debt) in accordance with the positive capital account balances of applicable partners determined in accordance with the allocation procedures contained in the Partnership Amendment.

     EXISTING AND NEW INCOME TAX PROTECTIONS. The limited partners existing tax protections, which expire on June 15, 2005, are contained in that certain amended and restated agreement and plan of merger dated as of February 1, 1998 by and among the Company, Horizon Group, Inc. and certain other related parties. This agreement provides that Prime LP shall use good faith, commercially reasonable efforts (i) to avoid or minimize any gain recognized by the partners of Prime LP as a result of the refinancing or repayment of Prime LP's liabilities, and (ii) in the event any property received pursuant to the Horizon merger is to be disposed of, to engage in a transaction that defers, to the extent possible, the recognition of gain by such partners under the Internal Revenue Code (the "Code") including, but not limited to, structuring such disposition as part of a tax-free exchange under Code Section 1031.

     The General Partner makes certain covenants in the Partnership Amendment that are intended to prevent series C unit holders from recognizing taxable income for federal income tax purposes that is attributable to their "negative tax capital accounts" on the effective date of the merger. As a general matter, the limited partners will not receive the benefit of these covenants unless they elect to convert their common units into series C units or deliver a waiver of their rights under the existing income tax protections.

     NOTWITHSTANDING THE NEW INCOME TAX PROTECTIONS CONTAINED IN THE PARTNERSHIP AMENDMENT, THERE CAN BE NO ASSURANCES THAT A SERIES C UNIT HOLDER WILL NOT RECOGNIZE TAXABLE INCOME ATTRIBUTABLE TO HIS OR HER NEGATIVE TAX CAPITAL ACCOUNT ON THE EFFECTIVE DATE OF THE MERGER. UNIT HOLDERS SHOULD CONSULT WITH THEIR OWN TAX ADVISORS TO DETERMINE THE IMPACT OF FEDERAL, STATE AND LOCAL INCOME TAX LAWS ON THEIR INVESTMENT IN PRIME LP AND THE TRANSACTIONS CONTEMPLATED BY THE PARTNERSHIP AMENDMENT.

     The Partnership Amendment includes covenants by the General Partner that for a period of no more than seven years Prime LP will not dispose of assets in taxable transactions for which series C unit holders have Code Section 704(c) built-in gain on the effective date of the merger. This covenant would not apply in the case where the taxable disposition is as a result of a foreclosure by applicable lenders or deed in lieu of foreclosure, except that, in such case, Prime LP would be required to use commercially reasonable efforts to structure such disposition as part of an acquisition of other property as part of a like-kind exchange.

     The Partnership Amendment also includes a covenant by the General Partner that Prime LP will not "revalue" its assets for capital account purposes (which could cause a series C unit holder to reduce his or her current "built-in gain" under Code Section 704(c), and consequently, reduce his or her allocation of Prime LP nonrecourse liabilities based upon that built-in gain), provided that the accounting firm engaged by the General Partner to prepare Prime LP's income tax returns concludes that there is at least a "reasonable basis" (i.e., a basis that would avoid penalties for negligence and disregard for rules or regulations for federal income tax purposes) for not making such capital account adjustments. The General Partner is required to provide prompt written notice to the affected series C unit holders in the event its accountants conclude there is not a reasonable basis for such position. If a series C unit holder delivers an opinion of nationally recognized tax counsel, addressed to Prime LP, that states that there is at least a reasonable basis for not making such adjustments, then Prime LP will not make such adjustments.

     The Partnership Amendment includes a covenant by the General Partner to allocate available Prime LP third tier, excess nonrecourse liabilities in a manner for which there is at least a "reasonable basis" such that the series C unit holders are allocated, in the aggregate to the extent possible, debt at least sufficient to cover their negative tax capital accounts on the effective date of the merger. If the allocation of such excess nonrecourse liabilities proposed by the General Partner results in any series C unit holder recognizing taxable income for that Prime LP taxable year attributable to its negative tax capital account on the effective date of the merger, the General Partner is required to provide prompt written notice to each affected series C unit holder. If series C unit holders that hold in the aggregate more than fifty percent (50%) of the series C units deliver an opinion of nationally recognized tax counsel, addressed to Prime LP, that states that there is at least a reasonable basis for a different allocation of such excess nonrecourse liabilities, then Prime LP is required to allocate such excess nonrecourse liabilities in the manner set forth in such opinion (as long as such allocation does not result in any series C unit holder recognizing greater taxable income for that Prime LP taxable year in respect of its negative tax capital account on the effective date of the merger than it would if Prime LP followed the method initially determined by the general partner).

     The General Partner also covenants in the Partnership Amendment to maintain a sufficient amount of Prime LP liabilities such that through a combination of
(a) the allocation of Prime LP nonrecourse liabilities based upon the Code
Section 704(c) built-in gain amounts for the series C unit holders and (b) the allocation of Prime LP recourse liabilities to series C unit holders from their assumption of the "economic risk of loss" for those liabilities, each series C unit holder may avoid triggering any part of its negative tax capital account into taxable income.

     The General Partner specifically covenants that Prime LP will maintain (i) at least $46 million of principal amount of indebtedness outstanding against the Hagerstown retail outlet center, for which the lender has recourse against the General Partner by contract or operation of applicable state law (the "Hagerstown Debt"), (ii) at least $20 million of principal amount of indebtedness outstanding against other outlet centers, either which is recourse to the general partner of Prime LP by contract or operation of applicable state law or which otherwise constitutes third tier, excess nonrecourse liabilities, for which series C unit holders may provide a guaranty (without subrogation) to the applicable lenders with a lender acknowledgement of such guaranty, and for which the General Partner represents and warrants that it reasonably believes, in good faith, that no default would arise in respect of the underlying obligations within the next two calendar years ("Other Series C Recourse Debt"), and (iii) other Prime LP debt (either recourse against the general partner or otherwise third tier, excess nonrecourse liabilities for which series C unit holders may provide either a guaranty (without subrogation) to the applicable lenders without a lender acknowledgement of such guaranty and/or a deficit makeup obligation, in an aggregate amount at least equal to the difference of the aggregate negative tax capital accounts of the series C unit holders on the effective date of the merger less both the Hagerstown Debt and the Other Series C Recourse Debt. To the extent that any series C unit holder is allocated Prime LP debt less than its negative tax capital account on the effective date of the merger (determined by disregarding its share of excess, third tier nonrecourse liabilities (a "Shortfall"), then the General Partner is required to provide notice and a timely opportunity for such series C unit holder to execute appropriate agreements with the General Partner and/or relevant lenders with respect to an amount of Prime LP debt up to the Shortfall ("Recourse Documents").

     Upon execution of relevant Recourse Documents, the series C unit holder's indemnity for the amount specified would apply as follows: First, against the general partner's recourse liability under the Hagerstown Debt; second, against the General Partner's recourse liability under Other Series C Recourse Debt; third, against Other

Series C Recourse Debt that consists of third tier, excess nonrecourse liabilities with a lender acknowledgement; fourth, against any other Prime LP debt that is recourse to the general partner; and fifth, against other third tier, excess nonrecourse liabilities as a guaranty without lender acknowledgement and/or as a deficit makeup obligation. The Recourse Documents continue in effect until the end of the following year. The series C unit holder has the opportunity the following year to continue, terminate, or adjust (subject to certain limitations) the amount of indemnity provided under such agreement (provided that no termination or decrease could be made in respect of the relevant Prime LP debt for which a default has occurred and is continuing). The indemnity, guaranty, and deficit makeup obligations of all series C unit holders who have relevant Recourse Documents in effect for a given year share such risk based upon their relative specified amounts on a pro rata basis (for each amount of Prime LP debt in the priority set forth above). The obligations of a series C unit holder under the Recourse Documents are neither joint nor several.

     Each of the foregoing covenants expire generally at the end of the last Prime LP taxable year that begins on or before the seventh anniversary of the date of the Partnership Amendment.

     REDEMPTION OPTION. The Partnership Amendment contains a redemption option which can be exercised by the series C unit holders subject to certain terms and conditions contained in the Partnership Amendment. Under the Partnership Amendment, series C unit holders can direct Prime LP to acquire and hold (for generally two years) properties identified by such holders. At the end of the applicable holding period, the selected properties are distributed by Prime LP to the series C unit holders who exercised the option in exchange for a whole or partial redemption of their series C units. The series C unit holders exercising the option are required at their cost to negotiate the terms of the acquisition documents and indemnify Prime LP and the General Partner for any costs of acquiring, owning and disposing of the selected property.

     At the election of the series C unit holders exercising the option, the General Partner will arrange, subject to certain conditions contained in the Partnership Amendment, for a subordinated loan to Prime LP for the benefit of the series C unit holders exercising the option. The subordinated loan will fund a portion of the shortfall between the Put Price for the series C units held by the exercising series C unit holders and the aggregate cost to acquire the selected properties. The aggregate amount of the loan to all series C unit holders may not exceed $6,000,000 (assuming all common units are converted to series C units at the closing of the merger and pro rated to the extent they are not). The loan will be made pro rata to series C unit holders. The terms of the loan will include (i) a term to maturity of 15 years, (ii) a rate of interest of 8% interest per annum, payable quarterly, and (iii) no principal amortization for the initial six years, and remaining principal amortization over a term of twenty-five years from issuance. One condition to making the loan is that the aggregate equity (including the Put Price for the relevant series C units) and additional mezzanine debt junior to such arranged loan must not be less than one half of such loan.

     Series C unit holders may also elect, subject to lender consent, to have any Prime LP property subject to foreclosure, or deed in lieu of a foreclosure, distributed to them at the unit holders sole cost and expense in exchange for the redemption of some or all of their series C units.

     REMEDIES. The sole remedy of the series C unit holders for a breach by Prime LP, or General Partner, of any of the covenants relating to tax protections, redemption rights and put rights are damages (computed on an "after-tax" basis) equal to such relevant series C unit holder's income tax liability (computed based on certain assumptions contained in the Partnership Amendment) resulting from the breach.

     TERM. Prime LP will continue in full force and effect until December 31, 2050, unless sooner terminated upon (i) the withdrawal of the General Partner (unless the remaining partners holding a majority of the common units elect to continue Prime LP), (ii) an election by the General Partner, with the consent of the holders of a majority of the common units, to dissolve Prime LP, (iii) the sale of all or substantially all of the assets and properties of Prime LP, subject to the new income tax protections, or (iv) judicial dissolution.

     AMENDMENT. The Partnership Amendment may be amended by the General Partner and the holders of a majority of the common units; provided, however, that (i) if an amendment materially and adversely alters the rights, preferences and terms of the series C units, the limited partners holding a majority of the series C units must approve the amendment and (ii) if an amendment materially and adversely alters the rights, preferences and terms of the common units held by limited partners relative to those of the common units held by the General Partner, the consent of the limited partners holding a majority of the common units held by the limited partners is required.

REQUIRED VOTE TO APPROVE THE PARTNERSHIP AGREEMENT

     The Company has obtained the required approval of its board of directors to amend the existing partnership agreement and, as holder of a majority-in-interest of the common units, has approved the Partnership Amendment in accordance with the terms of the existing partnership agreement.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

     The following discussion summarizes certain material U.S. federal income tax considerations of the merger generally relevant to holders of our capital stock, assuming that the merger is consummated as contemplated in the merger agreement and this proxy statement. This discussion is based upon interpretations of the Code, Treasury Regulations promulgated under the Code, judicial decisions and administrative rulings as of the date of this proxy statement, all of which are subject to change or differing interpretations, including changes and interpretations with retroactive effect. The discussion below does not address all U.S. federal income tax consequences or any state, local or foreign tax consequences of the merger. Your tax treatment may vary depending on your particular situation. Also, stockholders subject to special treatment, including dealers in securities or foreign currency, tax-exempt entities, banks, thrifts, insurance companies, persons that hold our capital stock as part of a "straddle," a "hedge," a "constructive sale" transaction or a "conversion transaction," persons that have a "functional currency" other than the U.S. dollar, and investors in pass-through entities, may be subject to special rules not discussed below. This discussion also does not address the U.S. federal income tax consequences of the merger to holders of our capital stock that do not hold that stock as a capital asset. A U.S. stockholder is a U.S. citizen or resident as defined in the Code, a domestic corporation, an estate the income of which is includable in its gross income for U.S. federal income tax purposes without regard to its source, or a trust if a U.S. court is able to exercise primary supervision over the administration of the trust, and one or more U.S. persons have the authority to control all the substantial decisions of the trust. A non-U.S. stockholder is any stockholder that is not a U.S. stockholder.

     The following summary is not binding on the Internal Revenue Service (the "IRS") or a court. As a result, the Company cannot assure you that the tax consequences described in this discussion will not be challenged by the IRS or will be sustained by a court if challenged by the IRS. No ruling has been or will be sought from the IRS, and no opinion of counsel has been or will be rendered, as to the United States federal income tax consequences of the merger.

     THIS U.S. FEDERAL INCOME TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY AND MAY NOT ADDRESS ALL TAX CONSIDERATIONS THAT MAY BE SIGNIFICANT TO YOU. EACH STOCKHOLDER IS URGED TO CONSULT HIS, HER OR ITS OWN ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES TO IT OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL OR FOREIGN LAWS AND CHANGES IN APPLICABLE TAX LAWS.

CONSEQUENCES TO U.S. STOCKHOLDERS

     For U.S. stockholders, the merger will be treated as a taxable sale of our capital stock owned by such stockholder in exchange for the merger consideration. As a result, each U.S. stockholder will recognize capital gain or loss with respect to our capital stock owned by such stockholder, measured by the difference between the tax basis in our capital stock exchanged and the amount of merger consideration for that stock. The gain or loss on that disposition will constitute long-term capital gain or loss, taxable to non-corporate stockholders at a maximum tax rate of 15%, if our capital stock had been held for more than one year as of the effective time of the merger. A stockholder who has held our capital stock for six months or less at the effective time of the merger, taking into account the holding period rules of
Section 246(c)(3) and (4) of the Code, and who recognizes a loss with respect to our capital stock will be treated as recognizing long-term capital loss to the extent of any capital gain dividends received from us, or his, her or its share of any designated retained capital gains, with respect to that stock.

     In the case of stockholders who hold multiple blocks of our capital stock (i.e., stock acquired separately at different times and/or prices) gain or loss must be calculated and accounted for separately for each block of our capital stock.

CONSEQUENCES TO NON-U.S. STOCKHOLDERS

     Generally, a non-U.S. stockholder's gain or loss from the merger will be determined in the same manner as that of a U.S. stockholder. Assuming that the merger is treated as a taxable sale of our capital stock by stockholders for purposes of the Foreign Investment in Real Property Act of 1980, or FIRPTA, subject to the discussion below regarding potential application of certain FIRPTA provisions governing distributions, a non-U.S. stockholder should not be subject to U.S. federal income taxation on any gain or loss from the merger, unless (1) the gain is effectively connected with a U.S. trade or business of the non-U.S. stockholder, (2) that stockholder is an individual who has been present in the U.S. for 183 days or more during the taxable year of disposition and certain other conditions are satisfied, or (3) that stockholder's stock constitutes a "U.S. real property interest" (a "USRPI") within the meaning of FIRPTA.

     If a non-U.S. stockholder's stock constitutes a USRPI within the meaning of FIRPTA or if the gain from the merger is otherwise effectively connected with a U.S. trade or business of the non-U.S. stockholder, that stockholder will be subject to U.S. federal income tax generally at regular capital gains rates with respect to that gain. In addition, the non-U.S. stockholder may be subject to applicable alternative minimum tax, a special alternative tax in the case of nonresidential alien individuals and the possible application of the 30% branch profits tax in the case of non-U.S. corporations. If the non-U.S. stockholder is an individual who has been present in the U.S. for 183 days or more during the taxable year of disposition and certain other conditions are satisfied, that stockholder will be subject to a 30% tax on his or her capital gains. An applicable income tax treaty may modify certain of these consequences for a non-U.S. stockholder eligible for treaty benefits, and non-U.S. stockholders should consult with their tax advisors regarding application of such a treaty.

     A non-U.S. stockholder's stock will not constitute a USRPI if we are a "domestically-controlled REIT" at the effective time of the merger. We will be a domestically controlled REIT at the effective time of the merger if non-U.S. stockholders held less than 50% of the value of our capital stock at all times during the 5 year period ending with the effective time of the merger. Based on the record ownership of our capital stock, we believe we are a domestically-controlled REIT, but no assurances can be given that the actual ownership of our capital stock has been or will be sufficient for us to qualify as a domestically-controlled REIT at the effective time of the merger. If we do not constitute a domestically-controlled REIT at the effective time of the merger, gain arising from the sale or exchange by a non-U.S. stockholder of our capital stock would be subject to taxation under FIRPTA as a sale of a USRPI unless (i) our capital stock is "regularly traded" on an established securities market (as defined in applicable Treasury regulations) and (ii) the selling non-U.S. stockholder's interest (after application of certain constructive ownership rules) in each class of our capital stock is 5.0% or less (based on the fair market value of our stock) at all times during the five years preceding the sale or exchange (the "5% regularly traded exception"). Any merger consideration payable to non-U.S. stockholders will be subject to income tax withholding at the rate of 10% if the stockholder's stock constitutes a USRPI and does not qualify for the 5% regularly traded exception. Because of difficulties in determining whether a particular non-U.S. stockholder's stock constitutes a USRPI, non-U.S. stockholders owning in excess of 5% of any class of our stock should anticipate that 10% of their merger consideration will be withheld and paid over to the IRS. Such non-U.S. stockholder may be entitled to a refund or credit against the stockholder's U.S. tax liability with respect to the amount withheld, provided that required information is furnished to the IRS on a timely basis. Non-U.S. stockholders should consult their own tax advisors regarding withholding tax considerations.

     The tax treatment of non-U.S. stockholders described above assumes that the receipt of the merger consideration will be treated as a sale of our capital stock for purposes of FIRPTA. It is possible, however, that non-U.S. stockholders would be subject to tax under special provisions of FIRPTA which provide that distributions from REITs are treated as gain from the sale of a USRPI, and thus subject to tax as described above, to the extent that the distributions are attributable to gain from the sale of a USRPI by the REIT. These provisions could apply because for federal income tax purposes the merger will be treated as if we sold our assets in a taxable transaction and then distributed the merger consideration in a liquidation. Although these distributions are generally treated as a taxable exchange of shares for purposes of determining a stockholder's tax consequences, it is not clear under current law whether the sale treatment generally applicable to these distributions also applies for purposes of FIRPTA. Accordingly, it is possible that the IRS may assert that the merger consideration received by a non-U.S. stockholder is subject to tax under FIRPTA.

BACKUP WITHHOLDING

     A stockholder may be subject to a 28% backup withholding tax on any merger consideration payable to the stockholder. Backup withholding generally will not apply to payments made to certain exempt recipients such as a corporation or financial institution or to a stockholder who certifies a correct taxpayer identification number and certain other required information or provides a certificate of foreign status. If backup withholding applies, the amount withheld is not an additional tax, but is creditable against the stockholder's U.S. federal income tax liability. Stockholders should consult their own tax advisors to ensure compliance with these procedures.

                         REGULATORY AND OTHER APPROVALS

     There are no federal or state regulatory requirements which remain to be complied with in order to consummate the merger, other than the filing of the Articles of Merger with the State Department of Assessments and Taxation of Maryland and the Secretary of State of the State of Delaware.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

          The following table sets forth certain information regarding the beneficial ownership of shares of our common stock, par value $0.01 per share, common units of Prime LP, and our preferred stock as of June 30, 2003 for (a) each stockholder of the Company holding more than 5% of our voting securities,
(b) each of our executive officers, (c) each of our directors and (d) our directors and executive officers as a group. As of June 30, 2003, there were 43,577,916 shares of our common stock outstanding. Unless otherwise indicated in the footnotes, all of such interests are owned directly, and the indicated person or entity has sole voting and investment power. The number of shares represents the number of shares of common stock the person holds, the number of shares of common stock the person has the right to acquire upon exercise of certain stock options granted pursuant to our stock option plans, the number of shares of common stock into which common units held by the person are exchangeable (if, as discussed below, we elect to issue shares of common stock rather than pay cash upon such exchange) and the number of shares of common stock into which shares of series B preferred stock held by the person are convertible. The extent to which a person directly holds common stock, stock options, common units or series B preferred stock is set forth in the notes. The existing partnership agreement of Prime LP provides that common units may be exchanged, subject to certain limitations, into common stock or, at the option of the Company, cash equal to the fair market value of a share of common stock at the time of exchange. Holders of series B preferred stock have the right, subject to ownership and transfer restrictions in our charter intended to allow us to maintain our status as a real estate investment trust, to convert all or any of their series B preferred stock into common stock at the conversion price of $20.90 per share of common stock, subject to certain adjustments. The number of shares of series A preferred stock and series B preferred stock represents the total number of shares of preferred stock owned without giving weight to the relative liquidation preference per share of series A preferred stock and series B preferred stock.

                                                            NUMBER OF SHARES                    NUMBER OF
                                                                   OF                             SHARES
                                                              COMMON STOCK/                   OF SERIES A AND  PERCENT OF ALL
                                                               COMMON UNITS   PERCENTAGE OF       SERIES B     SHARES OF SERIES
                                                               BENEFICIALLY   ALL SHARES OF   PREFERRED STOCK         A
                                                                  OWNED       COMMON STOCK      BENEFICIALLY    AND SERIES B
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                            (2)             (3)             OWNED       PREFERRED STOCK
----------------------------------------------------------- ----------------  -------------   ---------------  ---------------
Glenn D. Reschke(4)........................................          741,730            1.7%               --                 *
Robert A. Brvenik(5).......................................          213,430               *            2,000                 *
R. Kelvin Antill(6)........................................           82,428               *               --                 *
David G. Phillips(7).......................................          225,394               *              100                 *
Frederick J. Meno, IV(8)...................................           81,715               *               --                 *
Howard Amster(9)...........................................        2,219,764            4.9%        1,335,505             13.2%
Kenneth A. Randall(10).....................................           13,500               *               --                 *
Michael W. Reschke(11).....................................        5,439,880           11.1%            9,552                 *
Sharon J. Sharp(12)........................................            3,000               *               --                 *
Gary J. Skoien(13).........................................          297,689               *           27,229                 *
James R. Thompson(14)......................................          213,000               *               --                 *
Marvin S. Traub(15)........................................           58,000               *               --                 *
Directors and executive officers of the Company as a
  group (12 persons).......................................        9,629,235           18.5%        1,374,386             13.6%
ROI Capital Management, Inc.(16)...........................        1,609,144            3.6%        1,039,600             10.3%
Mark T. Boyer(16)..........................................        1,609,144            3.6%        1,039,600             10.3%
Mitchell J. Soboleski(16)..................................        1,609,144            3.6%        1,039,600             10.3%
ROI Partners, L.P.(17).....................................          907,504            2.0%          586,300              5.8%
Merrill Lynch & Co., Inc.(18)..............................               --               *          511,500              5.1%
ML Global Allocation Fund(18)..............................               --               *          495,000              4.9%
PRT PSA LLC(19)............................................               --               *          230,000              2.3%
Fortress Investment Trust II(19)...........................               --               *          230,000              2.3%
Fortress Investment Fund II LLC(19)........................               --               *          230,000              2.3%
Fortress Fund MMII LLC(19).................................               --               *          230,000              2.3%
Fortress Investment Group LLC(19)..........................               --               *          230,000              2.3%
Fortress Investment Holdings LLC(19).......................               --               *          230,000              2.3%

----------
*    represents a percentage less than 1%.

Notes:

(1) All of our directors and executive officers may be contacted c/o Prime Retail, Inc., 100 East Pratt Street, 19th Floor, Baltimore, Maryland 21202. The beneficial ownership of common stock and of preferred stock reported herein for all owners is based upon filings with the Securities and Exchange Commission (the "Commission") and is subject to confirmation by the Company that such ownership did not violate the ownership restrictions in our charter. The ownership of common units reported herein is derived from the transfer records maintained by Prime LP based on information provided by Prime LP's limited partners. The Company has not independently verified such information or any information reported herein based on filings with the Commission provided to the Company.

(2) Information presented includes (i) common stock issuable upon exercise of stock options which have vested or will vest within 60 days of June 30, 2003 and (ii) common stock issuable upon the exchange or conversion of common units (at an exchange rate of one common unit for one share of common stock) and series B preferred stock(at a conversion rate of one share of series B preferred stock for 1.54785 shares of common stock) which are exchangeable or convertible or will be exchangeable or convertible within 60 days of June 30, 2003.

(3) Information presented (i) assumes exchange or conversion only of common units and series B preferred stock owned by such beneficial owner for common stock and (ii) includes common stock issuable upon exercise of stock options of such beneficial owner which have vested or will vest within 60 days of June 30, 2003.

(4) Mr. G. Reschke is Chairman of the Board and Chief Executive Officer of the Company. Information presented includes: (i) 68,287 shares of common stock beneficially owned by Mr. G. Reschke, (ii) 163,430 shares of common stock issuable upon exercise of stock options and (iii) 510,013 common units beneficially owned by Mr. G. Reschke's wife. Mr. G. Reschke disclaims beneficial ownership of all common units beneficially owned by his wife.

(5) Mr. Brvenik is President, Chief Financial Officer and Treasurer of the Company. Information presented includes: (i) 50,000 shares of common stock beneficially owned by Mr. Brvenik, (ii) 163,430 shares of common stock issuable upon exercise of stock options and (iii) 2,000 shares of series A preferred stock beneficially owned by Mr. Brvenik.

(6) Mr. Antill is Executive Vice President--General Counsel and Secretary of the Company. Information presented includes: (i) 713 shares of common stock beneficially owned by Mr. Antill and (ii) 81,715 shares of common stock issuable upon exercise of stock options.

(7) Mr. Phillips is Executive Vice President--Leasing, International and New Business Development of the Company. Information presented includes: (i) 27,187 shares of common stock beneficially owned by Mr. Phillips, 1,000 of which are held in trust for Mr. Phillips' children, (ii) 100,000 common units which Mr. Phillips has the right to acquire upon exercise of certain options granted by The Prime Group, Inc., (iii) 154 shares of common stock issuable upon conversion of 100 shares of series B preferred stock beneficially owned by Mr. Phillips and (iv) 98,058 shares of common stock issuable upon exercise of stock options.

(8) Mr. Meno is Senior Vice President--Operations and Marketing of the Company. Information presented includes 81,715 shares of common stock issuable upon exercise of stock options.

(9) Mr. Amster is a director of the Company. Information presented includes (i) 335,726 shares of common stock beneficially owned by Mr. Amster's IRAs;
     (ii) 66,948 shares of common stock beneficially owned by the Amster Trading Company Charitable Remainder Unitrust (Mr. Amster is the trustee); (iii) 1,817,090 shares of common stock issuable upon conversion of (A) 928,025 shares of series B preferred stock beneficially owned by Mr. Amster's IRAs,
     (B) 181,000 shares of series B preferred stock beneficially owned by Ramat Securities Ltd. (Mr. Amster owns 83% of Ramat Securities Ltd.), (C) 2,750 shares of series B preferred stock beneficially owned by Amster Limited Partnership (Mr. Amster is the general partner), (D) 58,000 shares of series B preferred stock beneficially owned by the Howard M. Amster Charitable Remainder Unitrust (Mr. Amster is the trustee), (E) 170 shares of series B preferred stock beneficially owned by Pleasant Lake Apts. Corp. (Mr. Amster owns 100% of the company), and (F) 4,000 shares of series B preferred stock beneficially owned by Pleasant Lake Apts. Limited Partnership (Pleasant Lake Apts. Corp. is the general partner); (iv) 27,700 shares of series A preferred stock beneficially owned by Mr. Amster's IRAs;
     (v) 104,100 shares of series A preferred stock beneficially owned by Ramat Securities Ltd.; and (vi) 10,000 shares of series A preferred stock beneficially owned by Pleasant Lake Apts. Limited Partnership. Mr. Amster's business address is 23811 Chagrin Blvd. #200, Beachwood, Ohio 44122-5525.

(10) Mr. Randall is a director of the Company. Information presented includes:
     (i) 3,000 shares of common stock beneficially owned by Mr. Randall, (ii) 500 shares of common stock beneficially owned by Mr. Randall's wife, and
     (iii) 10,000 shares of common stock which Mr. Randall has the right to acquire upon exercise of stock options.

(11) Mr. M. Reschke is a director of the Company. Information presented is based on a Schedule 13D/A filed by Mr. M. Reschke on January 17, 2003 and includes (i) 22,241 common units held by PGLP, Inc. ("PGLPI"), (ii) 961,085 common units held by Prime Group II, L.P. ("PGII"), (iii) 598,346 common units held by Prime Group V, L.P. ("PGV"), (iv) 750,000 common units held by the Prime Group, Inc. ("PGI"), (v) 199,548 shares of common stock owned by Mr. M. Reschke, (vi) 2,568,876 common units owned by Mr. M. Reschke,
     (vii) 324,999 shares of common stock which Mr. M. Reschke has the right to acquire upon exercise of stock options, and (viii) 14,785 shares of common stock issuable upon conversion of 9,552 shares of series B preferred stock beneficially owned by Mr. M. Reschke. Mr. M. Reschke owns a controlling equity interest in PGI, and owns a controlling equity interest in the managing general partner of each of PGII and PGV. In addition, certain of the foregoing common units and shares of common stock have been pledged to certain unaffiliated third parties to secure certain indebtedness (collectively, the "Pledgees"). Unless and until the Pledgees foreclose on the pledged common units or common stock or have given notice of an event of default under the operative pledge or loan agreement, such entities will not have the direct or indirect power to vote or dispose of the common units so pledged. The Pledgees disclaim beneficial ownership of these pledged common units pursuant to Section 13d-4 of the Exchange Act. Mr. M. Reschke's address is c/o The Prime Group, Inc., 77 West Wacker Drive, Suite 4200, Chicago, Illinois 60601.

(12) Ms. Sharp is a director of the Company. Information presented includes 3,000 shares of common stock beneficially owned by Ms. Sharp.

(13) Mr. Skoien is a director of the Company. Information presented includes:
     (i) 255,150 shares of common stock beneficially owned by Mr. Skoien and
     (ii) 42,539 shares of common stock issuable upon the conversion of (A) the 254 shares of series B preferred stock beneficially owned by Mr. Skoien's IRAs and (B) the 27,229 shares of series B preferred stock beneficially owned by Mr. Skoien. Mr. Skoien's business address is c/o The Prime Group, Inc., 77 West Wacker Drive, Suite 4200, Chicago, Illinois 60601.

(14) Governor Thompson is a director of the Company. Information presented includes: (i) 63,000 shares of common stock beneficially owned by Governor Thompson and (ii) 150,000 shares of common stock which Governor Thompson has the right to acquire upon exercise of stock options.

(15) Mr. Traub is a director of the Company. Information presented includes: (i) 3,000 shares of common stock owned by Mr. Traub, (ii) 10,000 shares of common stock which Mr. Traub has the right to acquire upon the exercise of Stock Options, and (iii) 45,000 shares of common stock which Marvin Traub Associates, Inc. ("MTA"), an affiliate of Mr. Traub, has the right to acquire upon exercise of Stock Options.

(16) Information presented is based on a Schedule 13G filed by ROI Capital Management, Inc., Mark T. Boyer and Mitchell J. Soboleski (the "ROI Reporting Persons") on January 15, 2003, and includes 1,609,144 shares of common stock issuable upon conversion of 1,039,600 shares of series B preferred stock. The Schedule 13D indicates that each of the ROI Reporting Persons has sole voting and sole dispositive power over 1,039,600 shares of series B preferred stock. ROI Capital Management, Inc. is deemed to be the beneficial owner of 1,039,600 shares of series B preferred stock pursuant to separate arrangements whereby it acts as investment advisor to certain persons including, ROI Partners, L.P. Messrs. Boyer and Soboleski are deemed to be the beneficial owners of 1,039,600 shares of series B preferred stock pursuant to their ownership in ROI Capital Management, Inc. The address of each of the ROI Reporting Persons is 17 E. Sir Francis Drake Blvd., Suite 225, Larkspur, CA 94939.

(17) Information presented is based on a Schedule 13G filed by ROI Partners, L.P. on January 15, 2003 and includes 907,504 shares of common stock issuable upon conversion of 586,300 shares of series B preferred stock held by ROI Partners, L.P. The address of ROI Partners, L.P. is 17 E. Sir Francis Drake Blvd., Suite 225, Larkspur, CA 94939. The 586,300 shares of series B preferred stock held by ROI Partners, L.P. represents 7.5% of the series B preferred stock outstanding, but only 5.8% of the aggregate series A preferred stock and series B preferred stock outstanding.

(18) Information presented is based on a Schedule 13G filed by Merrill Lynch & Co., Inc. and ML Global Allocation Fund, Inc. on January 9, 2003, which indicates that Merrill Lynch & Co., Inc. beneficially owns and has shared voting and dispositive power over 511,500 shares of series A preferred stock and ML Global Allocation Fund, Inc. beneficially owns and has shared voting and dispositve power over 495,000 shares of series A preferred stock. The address of Merrill Lynch & Co., Inc. is World Financial Center, 250 Vesey Street, New York, NY 10381. The address of ML Global Allocation Fund, Inc. is 800 Scudders Mill Road, Plainsboro, NY 08536. The 495,000 shares of series A preferred stock held by ML Global Allocation Fund, Inc. represents 21.5% of the series A preferred stock outstanding, but only 4.9% of the aggregate series A preferred stock and series B preferred stock outstanding.

(19) The address of each of PRT PSA LLC, Fortress Investment Trust II, Fortress Investment Fund II LLC, Fortress Fund MM II LLC, Fortress Investment Group LLC and Fortress Investment Holdings LLC (collectively, the "Fortress Reporting Persons") is 1251 Avenue of the Americas, 16th Floor, New York, New York 10020. Information presented is based on a Schedule 13D filed by the Fortress Reporting Persons on October 7, 2002. The Schedule 13D indicates that each of the Fortress Reporting Persons beneficially owns and has shared voting and dispositive power over the same 230,000 shares of series A preferred stock. The 230,000 shares of series A preferred stock held by the Fortress Reporting Persons represents 10.0% of the series A preferred stock outstanding, but only 2.3% of the aggregate series A preferred stock and series B preferred stock outstanding.

                STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

     We will hold a 2004 annual meeting of our stockholders only if the merger is not completed. If we hold our annual meeting, we expect to do so on our traditional schedule.

     Any holder of the Company's common stock who wishes to submit a proposal to be presented at the Company's 2004 annual meeting of stockholders must forward such proposal to the Secretary of the Company, 100 East Pratt Street, 19th Floor, Baltimore, Maryland 21202, a reasonable time before the Company begins to print and mail its proxy materials in connection with such meeting to be eligible for inclusion in the Company's proxy statement and form of proxy to be used in connection with such meeting.

     The Company's by-laws provide that no business may be brought before an annual meeting unless specified in the notice of meeting, brought before the meeting by or at the direction of our board of directors, or otherwise brought by a stockholder who has delivered notice to the Company (containing information specified in the by-laws) not less than 60 days or more than 90 days before the anniversary date of the immediately preceding annual meeting of stockholders provided that if the annual meeting of stockholders is called for a date that is not within 30 days before or after such anniversary date, notice must be delivered not later than 10 days following the date on which notice of the date of the annual meeting was announced or public disclosure of the date of the annual meeting was made, whichever is earlier. A copy of the full text of these by-law provisions may be obtained by writing to the Secretary of the Company at the address indicated above.

     At the 2003 annual meeting of our stockholders we were unable to establish a quorum for purposes of having our preferred stockholders elect two directors. Since a quorum could not be established after two adjournments of the meeting, we elected to postpone the meeting with respect to such proposal. We do not intend to hold another meeting for such purpose until the 2004 annual meeting of our stockholders. The two current preferred directors, Messrs. Amster and Skoien, will continue to serve as preferred directors until our next annual meeting.

                                  OTHER MATTERS

     The management of the Company knows of no other business to be presented at the Special Meeting. If other matters do properly come before the Special Meeting, or any adjournment or postponement of that meeting, it is the intention of the persons named in the proxy to vote on these matters according to their best judgment unless the authority to do so is withheld in the proxy.

                       WHERE YOU CAN FIND MORE INFORMATION

          The Company files annual, quarterly, and interim reports and proxy statements and other information with the SEC. You may read and copy any document the Company files with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the Public Reference Room. You can access financial and other information at the Company's Investor Relations web site. The address is www.primeretail.com. We make available, free of charge, copies of our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing such material electronically or otherwise furnishing it to the SEC. Information contained on our web site is not part of this proxy statement.

                                                                         ANNEX A

                               PRIME RETAIL, INC.
                               AMENDMENT NO. 1 TO
                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION

     Prime Retail, Inc., a Maryland corporation having its principal office at 100 East Pratt Street, 19th Floor, Baltimore, Maryland 21202 and having CSC - Lawyers Incorporating Service Company as its resident agent located at 11 East Chase Street, Baltimore, Maryland 21202 (the "Corporation"), hereby certifies to the Maryland State Department of Assessments and Taxation ("SDAT"), that:

FIRST: The Corporation's Amended and Restated Articles of Incorporation as currently in effect and as filed with the SDAT on June 12, 1998 are hereby amended by inserting the following Section 6.0.8 immediately prior to the existing Article VII thereto:

               "Section 6.0.8 REQUIRED VOTE. Notwithstanding any provision of law requiring the authorization of any merger or consolidation by a greater proportion than a majority of the total number of shares of Common Stock, such merger or consolidation shall be valid and effective if authorized by (i) the affirmative vote of the holders of a majority of the total number of shares of Common Stock outstanding and entitled to vote thereon and (ii) the requisite vote of holders of all other classes of capital stock outstanding and entitled to vote thereon as required by these Amended and Restated Articles of Incorporation or applicable law."

                                                                         ANNEX B

                          AGREEMENT AND PLAN OF MERGER

                                 BY AND BETWEEN

                     PRIME OUTLETS ACQUISITION COMPANY, LLC

                                       AND

                               PRIME RETAIL, INC.


                            DATED AS OF JULY 8, 2003

                                TABLE OF CONTENTS

ARTICLE I THE MERGER.........................................................................................8

   SECTION 1.1 THE MERGER....................................................................................8
   SECTION 1.2 EFFECT ON SHARES OF COMPANY COMMON STOCK, COMPANY SERIES A PREFERRED STOCK
                 AND COMPANY SERIES B PREFERRED STOCK........................................................8
   SECTION 1.3 PAYMENT FOR SHARES............................................................................9
   SECTION 1.4 TRANSFER TAXES; WITHHOLDING TAXES............................................................10
   SECTION 1.5 NO FURTHER OWNERSHIP RIGHTS IN SHARES OF COMPANY STOCK.......................................11
   SECTION 1.6 CLOSING OF COMPANY TRANSFER BOOKS............................................................11
   SECTION 1.7 STOCK OPTIONS................................................................................11
   SECTION 1.8 DISSENTING SHARES............................................................................11
   SECTION 1.9 CLOSING......................................................................................12
   SECTION 1.10 DEPOSIT ESCROW AGREEMENT....................................................................12

ARTICLE II THE SURVIVING ENTITY.............................................................................12

   SECTION 2.1 CERTIFICATE OF FORMATION.....................................................................12
   SECTION 2.2 OPERATING AGREEMENT..........................................................................12
   SECTION 2.3 MANAGERS AND OFFICERS........................................................................13

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY...................................................13

   SECTION 3.1 ORGANIZATION AND QUALIFICATION; SUBSIDIARIES.................................................13
   SECTION 3.2 CHARTER AND BY-LAWS; CORPORATE BOOKS AND RECORDS.............................................13
   SECTION 3.3 CAPITALIZATION...............................................................................14
   SECTION 3.4 AUTHORITY....................................................................................16
   SECTION 3.5 NO CONFLICT; REQUIRED FILINGS AND CONSENTS...................................................17
   SECTION 3.6 PERMITS; COMPLIANCE WITH LAW.................................................................18
   SECTION 3.7 SEC FILINGS; FINANCIAL STATEMENTS............................................................18
   SECTION 3.8 DISCLOSURE DOCUMENTS.........................................................................19
   SECTION 3.9 ABSENCE OF CERTAIN CHANGES OR EVENTS.........................................................19
   SECTION 3.10 EMPLOYEE BENEFIT PLANS......................................................................20
   SECTION 3.11 LABOR AND OTHER EMPLOYMENT MATTERS..........................................................22
   SECTION 3.12 AFFILIATE TRANSACTIONS......................................................................24
   SECTION 3.13 CONTRACTS...................................................................................24
   SECTION 3.14 LITIGATION..................................................................................25
   SECTION 3.15 ENVIRONMENTAL MATTERS.......................................................................26
   SECTION 3.16 INTELLECTUAL PROPERTY.......................................................................27
   SECTION 3.17 TAXES.......................................................................................27
   SECTION 3.18 PROPERTIES..................................................................................29
   SECTION 3.19 LEASES......................................................................................31
   SECTION 3.20 INSURANCE...................................................................................33
   SECTION 3.21 OPINION OF FINANCIAL ADVISOR................................................................34
   SECTION 3.22 VOTE REQUIRED...............................................................................34
   SECTION 3.23 BROKERS.....................................................................................34

   SECTION 3.24 TAKEOVER PROVISIONS INAPPLICABLE............................................................34
   SECTION 3.25 HART-SCOTT-RODINO ANTITRUST IMPROVEMENTS ACT OF 1976........................................35
   SECTION 3.26 NO OTHER REPRESENTATIONS OR WARRANTIES......................................................35

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF BUYER..........................................................35

   SECTION 4.1 ORGANIZATION AND QUALIFICATION; SUBSIDIARIES.................................................35
   SECTION 4.2 AUTHORITY....................................................................................35
   SECTION 4.3 NO CONFLICT; REQUIRED FILINGS AND CONSENTS...................................................36
   SECTION 4.4 LITIGATION...................................................................................36
   SECTION 4.5 ABSENCE OF CERTAIN CHANGES OR EVENTS.........................................................37
   SECTION 4.6 OWNERSHIP OF BUYER; NO PRIOR ACTIVITIES......................................................37
   SECTION 4.7 SUFFICIENT FUNDS.............................................................................37

ARTICLE V COVENANTS.........................................................................................37

   SECTION 5.1 CONDUCT OF BUSINESS BY THE COMPANY PENDING THE CLOSING.......................................37
   SECTION 5.2 CONDUCT OF BUSINESS BY BUYER PENDING THE CLOSING.............................................41
   SECTION 5.3 COOPERATION..................................................................................41
   SECTION 5.4 PROXY STATEMENT..............................................................................41
   SECTION 5.5 STOCKHOLDERS' MEETING........................................................................42
   SECTION 5.6 ACCESS TO INFORMATION; CONFIDENTIALITY.......................................................43
   SECTION 5.7 NO SOLICITATION OF TRANSACTIONS..............................................................43
   SECTION 5.8 APPROPRIATE ACTION; CONSENTS; FILINGS........................................................45
   SECTION 5.9 COMFORT LETTER...............................................................................46
   SECTION 5.10 CERTAIN NOTICES.............................................................................46
   SECTION 5.11 PUBLIC ANNOUNCEMENTS........................................................................46
   SECTION 5.12 EMPLOYEE BENEFIT MATTERS....................................................................46
   SECTION 5.13 INDEMNIFICATION OF DIRECTORS AND OFFICERS...................................................47
   SECTION 5.14 TAX MATTERS.................................................................................49
   SECTION 5.15 RESIGNATIONS................................................................................49
   SECTION 5.16 AMENDMENT TO COMPANY OPERATING PARTNERSHIP AGREEMENT........................................49
   SECTION 5.17 ESTOPPEL CERTIFICATES.......................................................................49
   SECTION 5.18 COMPANY CHARTER AMENDMENT...................................................................50

ARTICLE VI CONDITIONS TO THE MERGER.........................................................................50

   SECTION 6.1 CONDITIONS TO OBLIGATIONS OF EACH PARTY......................................................50
   SECTION 6.2 ADDITIONAL CONDITIONS TO OBLIGATIONS OF BUYER................................................50
   SECTION 6.3 ADDITIONAL CONDITIONS TO OBLIGATIONS OF THE COMPANY..........................................52

ARTICLE VII TERMINATION, AMENDMENT AND WAIVER...............................................................52

   SECTION 7.1 TERMINATION..................................................................................52
   SECTION 7.2 EFFECT OF TERMINATION........................................................................54
   SECTION 7.3 AMENDMENT....................................................................................56
   SECTION 7.4 WAIVER.......................................................................................56
   SECTION 7.5 FEES AND EXPENSES............................................................................57

ARTICLE VIII GENERAL PROVISIONS.............................................................................57

   SECTION 8.1 NON-SURVIVAL OF REPRESENTATIONS AND WARRANTIES...............................................57
   SECTION 8.2 NOTICES......................................................................................57
   SECTION 8.3 CERTAIN DEFINITIONS..........................................................................58
   SECTION 8.4 DISCLOSURE...................................................................................64
   SECTION 8.5 HEADINGS.....................................................................................64
   SECTION 8.6 SEVERABILITY.................................................................................64
   SECTION 8.7 ENTIRE AGREEMENT.............................................................................65
   SECTION 8.8 ASSIGNMENT...................................................................................65
   SECTION 8.9 PARTIES IN INTEREST..........................................................................65
   SECTION 8.10 MUTUAL DRAFTING.............................................................................65
   SECTION 8.11 GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF TRIAL BY JURY.............................65
   SECTION 8.12 COUNTERPARTS................................................................................66
   SECTION 8.13 GUARANTEE...................................................................................66
   SECTION 8.14 BRIDGE JV FINANCING COMMITMENT..............................................................66
   SECTION 8.15 BUYER'S POST-CLOSING TRANSACTIONS...........................................................67
   SECTION 8.16 SPECIFIC PERFORMANCE........................................................................67

TABLE OF DEFINED TERMS

"ALLOCATION MODIFICATION"                                  Section 7.3
"AGREEMENT"                                                Preamble
"AMENDMENT AND RESTATEMENT OF COMPANY OPERATING
PARTNERSHIP AGREEMENT"                                     Section 5.16
"AMENDMENT NO. 1"                                          Section 3.2
"AMENDMENT NO. 2"                                          Section 3.2
"ARTICLES OF MERGER"                                       Section 1.1(b)
"BUYER"                                                    Preamble
"BUYER CERTIFICATE OF FORMATION"                           Section 4.1
"BUYER DISCLOSURE SCHEDULE"                                Article IV
"BUYER EXPENSES"                                           Section 7.2(b)
"BUYER OPERATING AGREEMENT"                                Section 4.1
"CERTIFICATE OF MERGER"                                    Section 1.1(b)
"CERTIFICATES"                                             Section 1.3(b)
"CLAIM"                                                    Section 5.13(b)
"CLOSING"                                                  Section 1.9
"CLOSING DATE"                                             Section 1.9
"COMMON STOCK MERGER CONSIDERATION"                        Section 1.2(a)(i)
"COMPANY"                                                  Preamble
"COMPANY BALANCE SHEET"                                    Section 3.7(c)
"COMPANY BENEFIT PLAN"                                     Section 3.10(a)
"COMPANY BOARD"                                            Section 3.4
"COMPANY BY-LAWS"                                          Section 3.2
"COMPANY CHARTER AMENDMENT"                                Section 5.18
"COMPANY CHARTER"                                          Section 3.2
"COMPANY COMMON STOCK"                                     Recitals
"COMPANY COMMON UNIT"                                      Section 3.3(e)
"COMPANY CONVERTIBLE PREFERRED UNIT"                       Section 3.3(e)
"COMPANY DISCLOSURE DOCUMENT"                              Section 3.8(a)
"COMPANY DISCLOSURE SCHEDULE"                              Article III
"COMPANY ECONOMIC LOSSES"                                  Section 8.3
"COMPANY ENVIRONMENTAL REPORTS/PERMITS"                    Section 3.15
"COMPANY EXCESS STOCK"                                     Section 3.3(a)
"COMPANY EXCESS COMMON STOCK"                              Section 3.3(d)
"COMPANY EXCESS SERIES A PREFERRED STOCK"                  Section 3.3(d)
"COMPANY EXCESS SERIES B PREFERRED STOCK"                  Section 3.3(d)
"COMPANY EXCESS PREFERRED STOCK"                           Section 3.3(d)
"COMPANY FORM 10-K"                                        Section 3.2
"COMPANY LEASES"                                           Section 3.19(b)
"COMPANY LEASED PROPERTY"                                  Section 3.18(a)(ii)
"COMPANY MATERIAL CONTRACT"                                Section 3.13(b)
"COMPANY OPERATING PARTNERSHIP AGREEMENT"                  Section 3.2
"COMPANY OP UNITS"                                         Section 3.3(e)
"COMPANY OWNED PROPERTY"                                   Section 3.18(a)(i)
"COMPANY PERMITS"                                          Section 3.6

"COMPANY PREFERRED STOCK"                                  Section 3.3(a)
"COMPANY PREFERRED UNIT"                                   Section 3.3(e)
"COMPANY REAL PROPERTY"                                    Section 3.18(a)(ii)
"COMPANY REAL PROPERTY ENCUMBRANCES"                       Section 3.18
"COMPANY RECOMMENDATION"                                   Section 5.7(c)
"COMPANY REPRESENTATIVES"                                  Section 5.6(a)
"COMPANY SEC FILINGS"                                      Section 3.7(a)
"COMPANY SERIES A PREFERRED STOCK"                         Recitals
"COMPANY SERIES B PREFERRED STOCK"                         Recitals
"COMPANY SERIES C PREFERRED STOCK"                         Section 3.3(c)
"COMPANY SERIES C PREFERRED UNIT"                          Section 3.3(e)
"COMPANY STOCK"                                            Recitals
"COMPANY STOCKHOLDER APPROVAL"                             Section 3.22
"COMPANY STOCKHOLDER APPROVAL DATE"                        Section 8.3
"COMPANY STOCKHOLDERS' MEETING"                            Section 5.5
"COMPANY SUBSIDIARY"                                       Section 3.1
"COMPANY TITLE INSURANCE POLICIES"                         Section 3.18(b)
"CONFIDENTIALITY AGREEMENT"                                Section 5.6(b)
"D&O INSURANCE"                                            Section 5.14(d)
"DELAWARE SECRETARY OF STATE"                              Section 1.1(b)
"DEPOSIT"                                                  Section 1.10
"DEPOSIT ESCROW AGENT"                                     Section 1.10
"DEPOSIT ESCROW AGREEMENT"                                 Section 1.10
"DISCLOSED TITLE MATTERS"                                  Section 3.18
"DISSENTING SHARES"                                        Section 1.10
"EFFECTIVE TIME"                                           Section 1.1(b)
"ESCROW AGENT"                                             Section 7.2(g)
"EXCHANGE FUND"                                            Section 1.3(c)
"EXERCISE DATE"                                            Section 1.10
"FOREIGN PLANS"                                            Section 3.10(g)
"INDEBTEDNESS"                                             Section 3.13(a)(iv)
"INDEMNIFIED PARTIES"                                      Section 5.13(b)
"LIGHTSTONE"                                               Section 8.13
"LLC ACT"                                                  Recitals
"MARYLAND DEPARTMENT"                                      Section 1.1(b)
"MARYLAND LAW"                                             Section 5.13(b)
"MATERIAL INTELLECTUAL PROPERTY"                           Section 3.16
"MERGER"                                                   Recitals
"MERGER CONSIDERATION"                                     Section 1.2(a)
"MGCL"                                                     Recitals
"MULTIEMPLOYER PLAN"                                       Section 3.10(d)
"OPTION CANCELLATION EXPENSE"                              Section 1.7(b)
"OUTSIDE DATE"                                             Section 7.1(b)
"PAYING AGENT"                                             Section 1.3(a)
"PENDING TRANSACTION AGREEMENT"                            Section 3.13(a)(viii)
"PROPERTY RESTRICTIONS"                                    Section 3.18

"PROXY STATEMENT"                                          Section 5.4(a)
"REGULATORY CONDITIONS"                                    Section 7.1(b)
"SIDE LETTER TO CINEMA RESERVE AGREEMENT"                  Section 7.2(g)
"SPECIAL COMMITTEE FINANCIAL ADVISOR"                      Section 3.21
"SURVIVING ENTITY"                                         Section 1.1(a)
"TAXPAYER"                                                 Section 3.17(a)
"TENANT RENT ROLL"                                         Section 3.19(a)
"TERMINATION FEE"                                          Section 7.2(e)
"TOTAL TRANSACTION CONSIDERATION"                          Section 8.3
"TRANSACTIONS"                                             Recitals
"TRIGGERED LOANS"                                          Section 3.5(a)
"WARRANT CANCELLATION EXPENSE"                             Section 1.7(b)
"WARRANTS"                                                 Section 1.7(b)

LIST OF EXHIBITS

Exhibit A           List of Persons Executing Voting Agreements
Exhibit B           Form of Deposit Escrow Agreement
Exhibit C           Form of Amendment and Restatement of Company Operating
                    Partnership Agreement
Exhibit D           Company Charter Amendment
Exhibit E-1         Form of Tax Opinion
Exhibit E-2         Form of Corporate Legal Opinion
Exhibit F           Side Letter to Cinema Reserve Agreement
Exhibit G           Terms of Bridge JV Financing

                          AGREEMENT AND PLAN OF MERGER

          AGREEMENT AND PLAN OF MERGER, dated as of July 8, 2003 (this "AGREEMENT"), by and between Prime Retail, Inc., a Maryland corporation (the "COMPANY"), and Prime Outlets Acquisition Company, LLC, a Delaware limited liability company ("BUYER").

                              W I T N E S S E T H:

          WHEREAS, the Board of Directors of the Company and the managers of Buyer have each approved this Agreement and the merger of the Company with and into Buyer (with Buyer being the surviving entity) (the "MERGER"), upon the terms and subject to the conditions set forth herein, and in accordance with the Maryland General Corporation Law (the "MGCL") and the Delaware Limited Liability Company Act (the "LLC ACT"), whereby (i) each issued and outstanding share of common stock, par value $.01 per share, of the Company (the "COMPANY COMMON STOCK"), (ii) each issued and outstanding share of 10.5% Series A senior cumulative preferred stock, par value $.01 per share, of the Company (the "COMPANY SERIES A PREFERRED STOCK"), and (iii) each issued and outstanding share of 8.5% Series B cumulative participating convertible preferred stock, par value $.01 per share, of the Company (the "COMPANY SERIES B PREFERRED STOCK" and, collectively with the Company Common Stock and the Company Series A Preferred Stock, the "COMPANY STOCK") (in each case other than shares owned directly or indirectly by Buyer, any subsidiary of Buyer or by the Company or any wholly-owned Company Subsidiary immediately prior to the Effective Time (as defined in SECTION 1.1(b) hereof) and other than Dissenting Shares (as defined in SECTION 1.8 hereof)), will be converted into the right to receive cash payable to the holder thereof, without interest;

          WHEREAS, in connection with the Merger, the Amendment and Restatement of the Company Operating Partnership Agreement will be effected (the Merger, together with the other transactions contemplated by this Agreement, being referred to collectively as the "TRANSACTIONS"); and

          WHEREAS, concurrently with the execution hereof, certain holders of Company Stock and Company OP Units listed on EXHIBIT A hereto are entering into voting agreements with Buyer.

          NOW, THEREFORE, in consideration of the representations, warranties, covenants, agreements and conditions hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I
                                   THE MERGER

          SECTION 1.1  THE MERGER.

          (a) Upon the terms and subject to the conditions of this Agreement, and in accordance with the LLC Act and the MGCL, at the Effective Time, the Company shall be merged with and into Buyer, whereupon the separate existence of the Company shall cease, and Buyer shall continue as the surviving entity (sometimes referred to herein as the "SURVIVING ENTITY") and shall continue to be governed by the laws of the State of Delaware and shall continue under the name "Prime Outlets Acquisition Company, LLC." The Merger shall have the effects specified in the LLC Act and the MGCL.

          (b) Concurrently with the Closing (as defined in SECTION 1.9 hereof) the Company and Buyer will cause (i) a certificate of merger or consolidation (the "CERTIFICATE OF MERGER") with respect to the Merger to be executed and filed with the Office of the Secretary of State of the State of Delaware (the "DELAWARE SECRETARY OF STATE") pursuant to the LLC Act and (ii) articles of merger (the "ARTICLES OF MERGER") with respect to the Merger to be executed and filed with the State Department of Assessment and Taxation of Maryland (the "MARYLAND DEPARTMENT") pursuant to the MGCL. The Merger shall become effective on the date and time at which the Certificate of Merger and the Articles of Merger have been duly filed with the Delaware Secretary of State and the Maryland Department, respectively, or at such later date and time as is agreed between the parties and specified in the Certificate of Merger and the Articles of Merger, and such date and time is hereinafter referred to as the "EFFECTIVE TIME."

          (c) From and after the Effective Time, the Surviving Entity shall possess all the rights, privileges, immunities, powers and franchises and be subject to all of the obligations, restrictions, disabilities, liabilities, debts and duties of the Company and Buyer.

          SECTION 1.2 EFFECT ON SHARES OF COMPANY COMMON STOCK, COMPANY SERIES A PREFERRED STOCK AND COMPANY SERIES B PREFERRED STOCK. At the Effective Time:

          (a) CONVERSION OF COMPANY COMMON STOCK, COMPANY SERIES A PREFERRED STOCK AND COMPANY SERIES B PREFERRED STOCK. Except as otherwise provided herein, each share of Company Common Stock, Company Series A Preferred Stock and Company Series B Preferred Stock issued and outstanding immediately prior to the Effective Time (other than shares cancelled pursuant to SECTION 1.2(b) hereof and Dissenting Shares) shall be converted into the following (collectively, the "MERGER CONSIDERATION"):

               (i) for each share of Company Common Stock, the right to receive in cash an amount equal to $0.18 per share ("COMMON STOCK MERGER CONSIDERATION");

               (ii) for each share of Company Series A Preferred Stock, the right to receive in cash an amount equal to $16.25 per share; and

               (iii) for each share of Company Series B Preferred Stock, the right to receive in cash an amount equal to $8.66 per share.

provided, however that the aggregate amount of Common Stock Merger Consideration (and the corresponding amount of Common Stock Merger Consideration per share) shall be reduced by the aggregate amount of Option Cancellation Expense and Warrant Cancellation Expense determined pursuant to SECTION 1.7 hereof if, and only to the extent that, the Total Transaction Consideration would otherwise exceed $115,000,000.

          (b) CANCELLATION OF SHARES OF COMPANY COMMON STOCK, COMPANY SERIES A PREFERRED STOCK AND COMPANY SERIES B PREFERRED STOCK. Each share of Company Common Stock, Company Series A Preferred Stock and Company Series B Preferred Stock held by the Company or any wholly-owned Company Subsidiary or owned by Buyer or any subsidiary of Buyer immediately prior to the Effective Time shall automatically be cancelled and retired and cease to exist, and no consideration or payment shall be delivered therefor or in respect thereto. All shares of Company Common Stock, Company Series A Preferred Stock and Company Series B Preferred Stock to be converted into the right to receive Merger Consideration pursuant to this SECTION 1.2 shall, by virtue of the Merger and without any action on the part of the holders thereof, cease to be outstanding, be cancelled and retired and cease to exist; and each holder of a certificate representing prior to the Effective Time any such shares of Company Common Stock, Company Series A Preferred Stock and Company Series B Preferred Stock shall thereafter cease to have any rights with respect to such shares, except the right to receive the Merger Consideration.

          (c) The parties understand and agree that the per share amounts set forth in SECTION 1.2(a) have been calculated based upon the accuracy of the representation and warranty set forth in SECTION 3.3 and that, in the event the number of outstanding shares of Company Series A Preferred Stock, Company Series B Preferred Stock, Company Common Stock or Company Common Units exceed the amounts specifically set forth in SECTION 3.3 (including, without limitation, as a result of any stock split, reverse stock split, stock dividend, including any dividend or distribution of securities convertible into stock or stock equivalent of the Company or the Company Operating Partnership, recapitalization, or other like change occurring after the date of this Agreement), the per share amounts shall be appropriately adjusted downward.

          SECTION 1.3  PAYMENT FOR SHARES.

          (a) At or prior to the Effective Time, Buyer shall designate a bank, trust company or other Person (which Person shall be reasonably acceptable to the Company) to act as paying agent (the "PAYING AGENT"). At the Effective Time, Buyer shall deposit, or cause to be deposited with, the Paying Agent amounts in immediately available funds sufficient in the aggregate to provide all funds necessary for the Paying Agent to make payments of Merger Consideration to holders of shares of Company Stock that were outstanding immediately prior to the Effective Time.

          (b) As of or promptly after the Effective Time, the Surviving Entity shall cause the Paying Agent to mail (and to make available for collection by hand) to each holder of record of a certificate or certificates, which immediately prior to the Effective Time represented outstanding shares of Company Stock (the "CERTIFICATES"), (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Paying Agent and which shall be in the form and have such other provisions as Buyer and the Company may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates which, immediately prior to the Effective Time, represented any of such shares of Company Stock, in exchange for payment therefor (which instructions shall provide that at the election of the surrendering holder, Certificates may be surrendered, and the Merger Consideration in exchange therefor collected, by hand delivery). Upon surrender of a Certificate for cancellation to the Paying Agent, together with a letter of transmittal duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the holder of such Certificate shall be entitled to receive in exchange therefor the Merger Consideration for each share of Company Stock formerly represented by such Certificate, to be mailed (or made available for collection by hand if so elected by the surrendering holder) and the Certificate so surrendered shall be forthwith cancelled. The Paying Agent shall accept such Certificates upon compliance with such reasonable terms and conditions as the Paying Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. No interest shall be paid or accrued for the benefit of holders of the Certificates on the Merger Consideration payable upon the surrender of the Certificates.

          (c) Any portion of the Merger Consideration deposited with the Paying Agent pursuant to this SECTION 1.3 (the "EXCHANGE FUND") which remains undistributed to the holders of the Certificates for twelve months after the Effective Time shall be delivered to Buyer, upon demand, and any holders of shares of Company Stock prior to the Merger who have not theretofore complied with this ARTICLE I shall thereafter look only to Buyer and only as general creditors thereof for payment of their claim for cash representing unclaimed Merger Consideration associated with such holders' Certificates.

          (d) None of Buyer, the Company or the Paying Agent shall be liable to any Person in respect of cash from the Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. If any Certificates shall not have been surrendered prior to twelve months after the Effective Time (or immediately prior to such earlier date on which any cash in respect of which such Certificate would otherwise escheat to or become the property of any Governmental Entity), any cash, dividends or distributions in respect of such Certificate shall, to the extent permitted by applicable law, become the property of Buyer, free and clear of all claims or interest of any Person previously entitled thereto.

          (e) The Paying Agent shall invest any cash included in the Exchange Fund, as directed by Buyer on a daily basis. Any interest and other income resulting from such investments shall be paid to Buyer.

          SECTION 1.4 TRANSFER TAXES; WITHHOLDING TAXES. All sales, use, property and other transfer Taxes payable as a result of the transactions contemplated by this Agreement shall be paid by Buyer. Buyer or the Paying Agent shall be entitled to deduct and withhold from the Merger Consideration otherwise payable pursuant to this Agreement such amounts as Buyer or the Paying Agent is required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local or foreign Tax law. To the extent that amounts are so withheld by Buyer or the Paying Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.

          SECTION 1.5 NO FURTHER OWNERSHIP RIGHTS IN SHARES OF COMPANY STOCK. The Merger Consideration delivered upon the surrender for exchange of any Certificate in accordance with the terms hereof shall be deemed to have been delivered (and paid) in full satisfaction of all rights pertaining to the shares of Company Stock previously represented by such Certificate.

          SECTION 1.6 CLOSING OF COMPANY TRANSFER BOOKS. At the Effective Time, the stock transfer books of the Company shall be closed, and no transfer of shares of Company Common Stock, Company Series A Preferred Stock or Company Series B Preferred Stock shall thereafter be made. Subject to the last sentence of SECTION 1.3(d) hereof, if after the Effective Time Certificates are presented to the Surviving Entity, they shall be cancelled and exchanged as provided in this ARTICLE I.

          SECTION 1.7  STOCK OPTIONS.

          (a) At the Effective Time, all outstanding options which have vested (or vest as a result of the Merger) granted pursuant to the Company Stock Option Plans shall be cancelled and each holder of a cancelled option shall be entitled to receive, in consideration for the cancellation of such option, an amount in cash equal to the product of (x) the number of shares of Company Common Stock previously subject to such option and (y) the excess, if any, of Common Stock Merger Consideration over the exercise price per share of Company Common Stock previously subject to such option (such product is herein referred to as the "Option Cancellation Expense"). At the Effective Time, all outstanding options which have not vested (or do not vest as a result of the Merger) granted pursuant to the Company Stock Option Plans shall be cancelled.

          (b) At or prior to the Effective Time, the Company shall use its reasonable efforts to cause the cancellation of each of the warrants (the "WARRANTS") listed on Section 1.7 of the Company Disclosure Schedule. At the Effective Time, in the event the Warrants are not cancelled, proper provision shall be made for discharging all obligations under all outstanding unexercised Warrants by providing that each holder of a Warrant shall be entitled to receive, in consideration for the exercise of such Warrant, an amount in cash equal to the product of (x) the number of shares of Company Common Stock previously subject to such Warrant and (y) the excess, if any, of the Common Stock Merger Consideration over the exercise price per share of Common Stock previously subject to such Warrant (such product is herein referred to as the "Warrant Cancellation Expense").

          SECTION 1.8 DISSENTING SHARES. Notwithstanding SECTION 1.2(b) hereof, shares of Company Stock issued and outstanding immediately prior to the Effective Time and held by a holder who has properly exercised and perfected appraisal rights under Title 3, Subtitle 2, of the MGCL (the "DISSENTING SHARES") shall not be converted into the right to receive the Merger Consideration, but the holders of Dissenting Shares shall be entitled to receive such consideration as shall be determined pursuant to Title 3, Subtitle 2, of the MGCL; PROVIDED, HOWEVER, that if any such holder shall have failed to perfect or shall effectively withdraw or lose his, her or its right to appraisal and payment under the MGCL, such holder's shares of Company

Stock shall thereupon be deemed to have been converted as of the Effective Time into the right to receive Merger Consideration as set forth in SECTION 1.2(a) hereof, and such shares of Company Stock shall no longer be Dissenting Shares. The Company shall give Buyer prompt notice of any demands for appraisal received by the Company, withdrawals of such demands, and any other instruments served pursuant to the MGCL by a holder of Dissenting Shares and received by the Company. The Company and Buyer shall jointly participate in all negotiations and proceedings with respect to demands for appraisal under the MGCL. The Company shall not, except with the prior written consent of Buyer, make any payment with respect to any demands for appraisal or offer to settle or settle any such demands.

          SECTION 1.9 CLOSING. Subject to the satisfaction or waiver of the conditions set forth in ARTICLE VI hereof, the closing of the Merger (the "CLOSING") will take place at 10:00 a.m., New York City time, on a date to be specified by the parties hereto, which shall be no later than the twentieth Business Day after the satisfaction of the conditions set forth in ARTICLE VI hereof, at the offices of Herrick, Feinstein LLP, 2 Park Avenue, New York, New York, unless another time, date or place is agreed to by the parties hereto (such date, the "CLOSING DATE").

          SECTION 1.10 DEPOSIT ESCROW AGREEMENT. On the first (1st) Business Day after the date of this Agreement, Buyer shall deposit Three Million Five Hundred Thousand Dollars ($3,500,000) with LaSalle Bank National Association, as escrow agent (the "Deposit Escrow Agent"), pursuant to an escrow agreement substantially in the form attached hereto as EXHIBIT B (the "DEPOSIT ESCROW AGREEMENT"). From and after the Company Stockholder Approval Date, the Buyer shall have the option to elect to have the remedy of specific performance as provided in Section 8.16 of this Agreement notwithstanding any actions(s) by the Company from and after the Company Stockholder Approval Date. The Buyer shall exercise such option, if at all, by providing written notice thereof to the Company which notice shall provide that the liquidated damages payable pursuant to Section 7.2(c) of this Agreement are increased to Eight Million Dollars and by depositing an additional Two Million Dollars with the Deposit Escrow Agent to be held pursuant to the Deposit Escrow Agreement (the date on which the Buyer exercises such option being referred to herein as the "EXERCISE DATE") If this Agreement is terminated pursuant to SECTION 7.1(h), then the funds held under the Deposit Escrow Agreement shall be paid to the Company in partial satisfaction of Buyer's obligation pursuant to SECTION 7.2(c). If this Agreement is terminated for any reason other than a termination pursuant to
SECTION 7.1(h), then such funds shall be paid to the Buyer.

                                   ARTICLE II
                              THE SURVIVING ENTITY

          SECTION 2.1 CERTIFICATE OF FORMATION. Upon and after the Effective Time, the Buyer Certificate of Formation (as defined in SECTION 4.1 hereof) shall be the certificate of formation of the Surviving Entity until thereafter amended in accordance with applicable Law.

          SECTION 2.2 OPERATING AGREEMENT. The Buyer Operating Agreement (as defined in SECTION 4.1 hereof) in effect at the Effective Time shall be the operating agreement of the Surviving Entity until thereafter amended in accordance with applicable Law, the terms and conditions of the Buyer Operating Agreement and the Buyer Certificate of Formation.

          SECTION 2.3  MANAGERS AND OFFICERS.

          (a) The managers of the Surviving Entity will be the managers of Buyer immediately prior to the Effective Time and such managers, together with any additional managers as may thereafter be elected shall hold such office until such time as their successors shall be duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Buyer Certificate of Formation, the Buyer Operating Agreement and applicable Law.

          (b) The officers of the Surviving Entity will be the officers of Buyer immediately prior to the Effective Time, and such officers, together with any additional officers as may thereafter be elected, shall hold such office until such time as their successors shall be duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Buyer Certificate of Formation and the Buyer Operating Agreement.

                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          Except as set forth in the Disclosure Schedule delivered by the Company to Buyer prior to the execution of this Agreement (the "COMPANY DISCLOSURE SCHEDULE"), which identifies exceptions by specific Section references, the Company hereby represents and warrants to Buyer as follows:

          SECTION 3.1 ORGANIZATION AND QUALIFICATION; SUBSIDIARIES. The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Maryland. Each subsidiary of the Company (each a "COMPANY SUBSIDIARY" and, collectively, the "COMPANY SUBSIDIARIES") has been duly incorporated or organized, as the case may be, and is validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be. Each of the Company and each Company Subsidiary has, in all material respects, the requisite power and authority and all necessary governmental approvals and licenses to own, lease and operate its properties and to carry on its business as it is now being conducted. Each of the Company and each Company Subsidiary is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business it is conducting makes such qualification, licensing or good standing necessary.
Section 3.1 of the Company Disclosure Schedule sets forth a true and complete list of all of the Company Subsidiaries. Except for the stock of, or other equity interest in, the Company Subsidiaries, equity interests in publicly traded companies with an original cost to the Company of less than $50,000 and the other interests set forth in Section 3.1 of the Company Disclosure Schedule, none of the Company or any Company Subsidiary holds an Equity Interest in any other Person.

          SECTION 3.2 CHARTER AND BY-LAWS; CORPORATE BOOKS AND RECORDS. The copies of the Company's charter, as amended (the "COMPANY CHARTER") and by-laws, as amended (the "COMPANY BY-LAWS"), that are listed or incorporated by reference as exhibits to the Company's Form 10-K for the year ended December 31, 2002 (the "COMPANY FORM 10-K") are complete and correct copies thereof as in effect on the date hereof. The copy of the Third Amended and

Restated Agreement of Limited Partnership of Prime Retail, L.P., dated as of October 15, 1998 and effective as of June 15, 1998 (the "PARTNERSHIP AGREEMENT"), Amendment No. 1 to the Partnership Agreement dated as of
September 28, 1999 ("AMENDMENT NO. 1") and Amendment No. 2 to the Partnership Agreement dated as of April 15, 2002 ("AMENDMENT NO. 2" and together with the Partnership Agreement and Amendment No. 1, the "COMPANY OPERATING PARTNERSHIP AGREEMENT") that are incorporated by reference as exhibits to the Company Form 10-K are complete and correct copies thereof as in effect on the date hereof. Except as set forth in Section 3.2 of the Company Disclosure Schedule (i) the Company is not in violation of any of the provisions of the Company Charter or the Company By-laws and (ii) Prime Retail, L.P. (the "COMPANY OPERATING PARTNERSHIP") is not in violation of the Company Operating Partnership Agreement. True and complete copies of all minute books of the Company have been made available by the Company to Buyer.

          SECTION 3.3  CAPITALIZATION.

          (a)  The authorized shares of capital stock of the Company consist of
(i) 150,000,000 shares of Company Common Stock, (ii) 24,315,000 shares of preferred stock, par value $.01 per share ("COMPANY PREFERRED STOCK"), and (iii) 88,500,000 shares of excess stock, par value $.01 per share ("COMPANY EXCESS STOCK").

          (b) As of the date hereof, (A) 43,577,916 shares of Company Common Stock are issued and outstanding, all of which are validly issued and fully paid and nonassessable and free of preemptive rights, (B) no shares of Company Common Stock were held by the Company Subsidiaries, (C) 4,060,313 shares of Company Common Stock are issuable (and such number was reserved for issuance) upon exercise of Company Options outstanding as of such date and (D) 1,000,000 shares of the Company Common Stock are issuable (and such number was reserved for issuance) upon exercise of the Warrants.

          (c) As of the date hereof, (i) 2,300,000 shares of Company Preferred Stock are designated as Company Series A Preferred Stock, of which 2,300,000 shares are issued and outstanding, all of which were validly issued and fully paid and nonassessable and free of preemptive rights; (ii) 7,828,215 shares of Company Preferred Stock are designated as Company Series B Preferred Stock, of which 7,828,215 shares are issued and outstanding, all of which were validly issued and fully paid and nonassessable and free of preemptive rights; and (iii) 4,528,302 shares of Company Preferred Stock are designated as Series C Cumulative Convertible Redeemable Preferred Stock (the "COMPANY SERIES C PREFERRED STOCK"), of which no shares are issued and outstanding.

          (d) As of the date hereof, 76,342,500 shares of Company Excess Stock are designated Excess Common Stock (the "COMPANY EXCESS COMMON STOCK"), 1,150,000 shares of Company Excess Stock are designated Excess Series A Preferred Stock (the "COMPANY EXCESS SERIES A PREFERRED STOCK"), 3,914,063 shares of Company Excess Stock are designated Excess Series B Preferred Stock (the "COMPANY EXCESS SERIES B PREFERRED STOCK") and 7,093,437 shares of Company Excess Stock are designated Excess Preferred Stock (the "COMPANY EXCESS PREFERRED STOCK"), and no shares of Company Excess Stock are issued and outstanding.

          (e) As of the date hereof, (i) 54,388,828 common units of the Company Operating Partnership (each, a "COMPANY COMMON UNIT") were duly and validly issued of which 43,577,916 Company Common Units are owned by the Company, (ii) 2,300,000 preferred units of the Company Operating Partnership (each, a "COMPANY PREFERRED UNIT") were duly and validly issued all of which are owned by the Company, (iii) 7,828,125 convertible preferred units of the Company Operating Partnership (each, a "COMPANY CONVERTIBLE PREFERRED UNIT" and together with the Company Common Units and the Company Preferred Units, the "COMPANY OP UNITS") were duly and validly issued all of which are owned by the Company. The Company Operating Partnership Agreement has Series C preferred units authorized, none of which are issued and outstanding as of the date hereof (each, a "COMPANY SERIES C PREFERRED UNIT"). Section 3.3 of the Company Disclosure Schedule sets forth the name of each holder of Company OP Units and the number of Company Common Units owned by each such holder as of the date of this Agreement. Except as set forth in this Agreement, the Company Common Units owned by the Company are subject to no restrictions except as set forth in Section 3.3 of the Company Disclosure Schedule and the Company Operating Partnership Agreement. The Company Operating Partnership has not issued or granted and is not a party to any outstanding commitments of any kind relating to, or any presently effective agreements or understandings with respect to, interests in the Company Operating Partnership, whether issued or unissued, or securities convertible or exchangeable into interests in the Company Operating Partnership, except as set forth in Section 3.3 of the Company Disclosure Schedule.

          (f) As of the date hereof, except (i) for Company Options and arrangements and agreements set forth in Section 3.3 of the Company Disclosure Schedule and (ii) Company OP Units or Company Series B Preferred Stock, which may be exchanged or converted, as the case may be, for Company Common Stock in accordance with the Company Operating Partnership Agreement or the Company Charter, as the case may be, there are no options, warrants or other rights, agreements, arrangements or commitments of any character to which the Company or any Company Subsidiary is a party or by which the Company or any Company Subsidiary is bound relating to the issued or unissued capital stock or other Equity Interests of the Company or any Company Subsidiary, or securities convertible into or exchangeable for such capital stock or other Equity Interests, or obligating the Company or any Company Subsidiary to issue or sell any shares of its capital stock or other Equity Interests, or securities convertible into or exchangeable for such capital stock of, or other Equity Interests in, the Company or any Company Subsidiary. Since December 31, 2002, the Company has not issued any shares of its capital stock, or securities convertible into or exchangeable for such capital stock or other Equity Interests, other than those shares of capital stock reserved for issuance as set forth in this SECTION 3.3 or Section 3.3 of the Company Disclosure Schedule. Set forth in Section 3.3(f) of the Company Disclosure Schedule is a true and complete list, as of the date hereof, of the prices at which outstanding Company Options may be exercised under the applicable Company Stock Option Plan, the number of Company Options outstanding at each such price, an indication whether each such Company Option is intended to be an "incentive stock option" within the meaning of Section 422 of the Code and the vesting schedule of the Company Options for each officer of the Company. All shares of Company Common Stock subject to issuance under the Company Stock Option Plans, upon issuance prior to the Effective Time on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable and free of preemptive rights.

          (g) Except as set forth in Section 3.3 of the Company Disclosure Schedule, there are no outstanding contractual obligations of the Company or any Company Subsidiary (i) restricting the transfer of, (ii) affecting the voting rights of, (iii) requiring the repurchase, redemption or disposition of, or containing any right of first refusal with respect to, (iv) requiring the registration for sale of, or (v) granting any preemptive or antidilutive right with respect to, any shares of Company Common Stock or any stock of, or other Equity Interests in, the Company or any Company Subsidiary.

          (h) Except as set forth in Section 3.3 of the Company Disclosure Schedule, each outstanding share of capital stock of each Company Subsidiary is duly authorized, validly issued, fully paid and nonassessable and free of preemptive rights and is owned, beneficially and of record, by the Company or another Company Subsidiary free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, limitations on the Company's or such other Company Subsidiary's voting rights, charges, encumbrances and security interests of any nature whatsoever. Except as set forth on Section 3.3 of the Company Disclosure Schedule, there are no outstanding contractual obligations of the Company or any Company Subsidiary to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any Company Subsidiary other than guarantees by the Company or a Company Subsidiary of any indebtedness or other obligations of any wholly-owned Company Subsidiary.

          (i) All issued and outstanding shares of Company Stock and all Company OP Units were issued in compliance, in all material respects, with all applicable federal and state Laws concerning the issuance of securities.

          SECTION 3.4  AUTHORITY.

          The Company has all necessary corporate power and authority to execute and deliver this Agreement and each Ancillary Agreement to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated by this Agreement and each Ancillary Agreement to be consummated by the Company, subject, with respect to the consummation of the Merger, to receipt of the Company Stockholder Approval (as defined in SECTION 3.22 hereof) and the acceptance for record of the Articles of Merger by the Maryland Department. Each Company Subsidiary that is a party to any Ancillary Agreement has all requisite power and authority to enter into such Ancillary Agreement and to consummate the transactions contemplated thereby. The execution and delivery of this Agreement and each Ancillary Agreement by the Company and each applicable Company Subsidiary and the consummation by the Company and each applicable Company Subsidiary of the transactions contemplated hereby and thereby have been duly authorized by all necessary action and no other proceedings on the part of the Company and each applicable Company Subsidiary are necessary to authorize this Agreement or any Ancillary Agreement or to consummate the transactions contemplated hereby and thereby, subject, with respect to the consummation of the Merger, to receipt of the Company Stockholder Approval and the acceptance for record of the Articles of Merger by the Maryland Department. This Agreement and each Ancillary Agreement has been validly executed and delivered by the Company and each applicable Company Subsidiary and, subject, with respect to the consummation of the Merger, to receipt of the Company Stockholder Approval and the acceptance for record of the Articles of Merger by the Maryland Department, constitute a valid and binding obligation of the Company and each applicable Company

Subsidiary, enforceable against the Company and each applicable Company Subsidiary in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws of general applicability relating to or affecting creditors' rights and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law). True and complete copies of all Board of Directors of the Company (the "COMPANY BOARD") resolutions reflecting such actions have been previously provided to Buyer.

          SECTION 3.5  NO CONFLICT; REQUIRED FILINGS AND CONSENTS.

          (a) Except as set forth in Section 3.5 of the Company Disclosure Schedule and except for the Company Stockholder Approval, the execution and delivery of this Agreement and each Ancillary Agreement by the Company and each applicable Company Subsidiary do not, and the performance of this Agreement and each Ancillary Agreement by the Company and each applicable Company Subsidiary will not, (A) conflict with or violate any provision of the Company Charter or Company By-laws or any equivalent organizational documents of any Company Subsidiary (including, but not limited to, the Company Operating Partnership Agreement), (B) assuming that all consents, approvals, authorizations and permits described in SECTION 3.5(b) have been obtained and all filings and notifications described in SECTION 3.5(b) have been made and any waiting periods thereunder have terminated or expired and the Company Stockholder Approval has been obtained, conflict with or violate in any material respect any Law applicable to the Company or any Company Subsidiary or by which any property or asset of the Company or any Company Subsidiary is bound or affected or (C) require any consent or approval of any third party under, result in any breach of or any loss of any material benefit under, constitute a default (or an event which with notice or lapse of time or both would become a default) under or give rise to a right of termination, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of the Company or any Company Subsidiary pursuant to, any loan or credit agreement or note, except for the Triggered Loans (as defined below in this SECTION 3.5(a)) or any material bond, mortgage, indenture, lease or other material agreement, license, Company Permit or instrument applicable to the Company or any of the Company Subsidiaries. For purposes of this Agreement, the term "TRIGGERED LOANS" means the loans identified as "Triggered Loans" in Section 3.5 of the Company Disclosure Schedule.

          (b) Except as set forth in Section 3.5 of the Company Disclosure Schedule, the execution and delivery of this Agreement and each Ancillary Agreement by the Company and each applicable Company Subsidiary does not, and the performance of this Agreement and each Ancillary Agreement by the Company and each applicable Company Subsidiary will not, require any material consent, approval, authorization or order of, or filing with or notification to, any Governmental Entity except for: (A) the filing with the SEC of (1) (a) if required by the rules and regulations of the SEC, a proxy or information statement in preliminary and definitive form relating to the Company Stockholders' Meeting held in connection with the Merger or (b) other documents otherwise required in connection with the transactions contemplated hereby and
(2) such reports under Section 13(a) of the Exchange Act and such other compliance with the Exchange Act and the rules and regulations thereunder, as may be required in connection with the Ancillary Agreements and the transactions contemplated hereby or thereby; (B) the filing of the Articles of Merger with, and the acceptance for record of the Articles of Merger by, the

Maryland Department; (C) the filing of the Certificate of Merger with, and the acceptance for record of the Certificate of Merger by, the Delaware Secretary of State; (D) such filings and approvals as may be required by any applicable Takeover Statute or Environmental Laws; and (E) the filing, if applicable, of a pre-merger notification and report by the Company under the HSR ACT, and the expiration or termination of the applicable waiting period thereunder.

          SECTION 3.6 PERMITS; COMPLIANCE WITH LAW. Each of the Company and each Company Subsidiary is in possession of all licenses, permits, certificates and approvals of any Governmental Entity necessary for the Company and each Company Subsidiary to conduct its respective businesses (the "COMPANY PERMITS"), and in compliance in all material respects with the terms of the Company Permits. Except as disclosed in the Company SEC Filings, the businesses of the Company and the Company Subsidiaries are being conducted in compliance in all material respects with all applicable Laws.

          SECTION 3.7  SEC FILINGS; FINANCIAL STATEMENTS.

          (a) The Company has timely filed all registration statements, prospectuses, reports, definitive proxy statements, schedules and exhibits required to be filed by the Company under the Securities Act or the Exchange Act, as the case may be, since January 1, 2001 (collectively, the "COMPANY SEC FILINGS"). Section 3.7 of the Company Disclosure Schedule contains a complete list of all of the Company SEC Filings. Each Company SEC Filing (A) as of its date, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and (B) did not, at the time it was filed, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except to the extent such statements have been modified or superceded by later Company SEC Filings filed and publicly available prior to the date of this Agreement. As of the date of this Agreement, no Company Subsidiary is subject to the periodic reporting requirements of the Exchange Act. There has been no violation asserted in writing by any Governmental Entity with respect to any of the Company SEC Filings that has not been resolved.

          (b) Each of the consolidated financial statements (including, in each case, any notes thereto) contained in the Company SEC Filings was prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto and, in the case of unaudited quarterly financial statements, as permitted by Rule 10-01 of Regulation S-X of the SEC), and each fairly presented in all material respects, in accordance with applicable requirements of GAAP and the applicable rules and regulations of the SEC (subject in the case of the unaudited statements, to normal, recurring adjustments, none of which are material) the consolidated financial position, results of operations and cash flows of the Company and the consolidated Company Subsidiaries as of the respective dates thereof and for the respective periods indicated therein. The books of account and other financial records of the Company are accurately reflected in all material respects in the financial statements included in the Company SEC filings.

          (c) Except as and to the extent set forth on the consolidated balance sheet of the Company and the consolidated Company Subsidiaries as of December 31, 2002 included in the Company Form 10-K for the year ended December 31, 2002, including the notes thereto (the "COMPANY BALANCE SHEET"), there are no liabilities of the Company or any consolidated Company Subsidiary (whether accrued, absolute, contingent or determined), except for liabilities incurred in the ordinary course of business since December 31, 2002 that would not, individually or in the aggregate, reasonably be expected to (A) prevent or materially delay consummation of the Merger or (B) otherwise prevent or materially delay performance by the Company of any of its material obligations under this Agreement or any Ancillary Agreement.

          (d) The Company has previously provided or made available to Buyer a complete and correct copy of any amendment or modification which has not yet been filed with the SEC to any agreement, document or other instrument which previously had been filed by the Company with the SEC pursuant to the Securities Act or the Exchange Act.

          SECTION 3.8  DISCLOSURE DOCUMENTS.

          (a) The Proxy Statement and any Other Filings required to be filed by the Company with the SEC in connection with the Merger (collectively, the "COMPANY DISCLOSURE DOCUMENT") and any amendments or supplements thereto will comply as to form in all material respects with the applicable requirements of applicable federal securities laws.

          (b) The Proxy Statement, as amended or supplemented, if applicable, will not, at (A) the time the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to the stockholders of the Company and (B) the time of the Company Stockholders' Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. At the time of the filing of any Company Disclosure Document (other than the Proxy Statement) filed after the date of this Agreement, such Company Disclosure Document will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties contained in SECTION 3.8(a) and this SECTION 3.8(b) will not apply to statements or omissions included in the Proxy Statement or any other Company Disclosure Document based upon information relating to Buyer and furnished in writing to the Company by Buyer specifically for use therein.

          SECTION 3.9  ABSENCE OF CERTAIN CHANGES OR EVENTS. (a) Since
December 31, 2002, except as specifically contemplated by, or as disclosed in, this Agreement or Section 3.9 of the Company Disclosure Schedule, the Company and each Company Subsidiary has conducted its business in the ordinary course and, since such date, there has not been (A) any Company Material Adverse Effect or an event or development that would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, or (B) any event or development that would, individually or in the aggregate, reasonably be expected to prevent or materially delay the performance of this Agreement or any Ancillary Agreement by the Company.

          (b) Since December 31, 2002, except as disclosed in Section 3.9(b) of the Company Disclosure Schedule or specifically contemplated by, or as otherwise disclosed in, this

Agreement, there has not been an action or event that would require the consent of Buyer pursuant to Section 5.1 of this Agreement if such action or event occurred during the period specified in Section 5.1 of this Agreement.

          SECTION 3.10 EMPLOYEE BENEFIT PLANS.

          (a) Section 3.10 of the Company Disclosure Schedule sets forth a true and complete list of each "employee benefit plan" as defined in Section 3(3) of ERISA and any other plan, policy, program, practice, agreement, understanding or arrangement (whether written or oral) providing compensation or other benefits to any current or former director, officer, employee or consultant (or to any dependent or beneficiary thereof of the Company or any ERISA Affiliate), which are now, or were within the past six (6) years, maintained, sponsored or contributed to by the Company or any ERISA Affiliate, or under which the Company or any ERISA Affiliate has any obligation or liability, whether actual or contingent, including, without limitation, all incentive, bonus, deferred compensation, vacation, holiday, cafeteria, medical, disability, stock purchase, stock option, stock appreciation, phantom stock, restricted stock or other stock-based compensation plans, policies, programs, practices or arrangements (each a "COMPANY BENEFIT PLAN"). Neither the Company, nor to the Knowledge of the Company, any other Person, has any express or implied commitment, whether legally enforceable or not, to modify, change or terminate any Company Benefit Plan, other than with respect to a modification, change or termination required by ERISA or the Code.

          (b) With respect to each Company Benefit Plan, the Company has delivered or made available to Buyer true, correct and complete copies of (A) each Company Benefit Plan (or, if not written a written summary of its material terms), including without limitation all plan documents, adoption agreements, trust agreements, insurance contracts or other funding vehicles and all amendments thereto, (B) all summaries and summary plan descriptions, including any summary of material modifications, (C) the most recent annual report (Form 5500 series) filed with the IRS with respect to such Company Benefit Plan (and, if such annual report is a Form 5500R, the most recent Form 5500C filed with respect to such Company Benefit Plan), (D) the most recent actuarial report or other financial statement relating to such Company Benefit Plan, (E) the most recent determination or opinion letter, if any, issued by the IRS with respect to any Company Benefit Plan and any pending request for such a determination letter, (F) the most recent nondiscrimination tests performed under the Code (including 401(k) and 401(m) tests) for each Company Benefit Plan and (G) all filings made with any Governmental Entity, including but not limited any filings under the Voluntary Compliance Resolution or Closing Agreement Program or the Department of Labor Delinquent Filer Program.

          (c) Each Company Benefit Plan has been administered in all material respects in accordance with its terms and all applicable Laws, including ERISA and the Code, and contributions required to be made under the terms of any of the Company Benefit Plans as of the date of this Agreement have been timely made or, if not yet due, have been properly reflected on the most recent consolidated balance sheet filed or incorporated by reference in the Company SEC Filings prior to the date of this Agreement. With respect to the Company Benefit Plans, no event has occurred and, to the Knowledge of the Company, there exists no condition or set of circumstances in connection with which the Company could be subject to any material liability (other than for routine benefit liabilities) under the terms of, or with respect to, such Company

Benefit Plans, ERISA, the Code or any other applicable Law. Except as disclosed on Section 3.10 of the Company Disclosure Schedule, all Company Benefit Plans are fully paid up or fully funded, or adequate provision for all liabilities or obligations of the Company or any Company Subsidiary in respect of, or relating to, any period or portion thereof, ending on or before the date hereof have been made in the financial statements of the Company.

          (d)  Except as disclosed on Section 3.10 of the Company Disclosure
Schedule: (A) each Company Benefit Plan which is intended to qualify under
Section 401(a) of the Code has either received a favorable determination letter from the IRS as to its qualified status or the remedial amendment period for such Company Benefit Plan has not yet expired, and each trust established in connection with any Company Benefit Plan which is intended to be exempt from federal income taxation under Section 501(a) of the Code is so exempt, and no fact or event has occurred that could adversely affect the qualified status of any such Company Benefit Plan or the exempt status of any such trust, (B) there has been no prohibited transaction (and there will be none as a result of the transaction contemplated hereby) (within the meaning of Section 406 of ERISA or
Section 4975 of the Code and other than a transaction that is exempt under a statutory or administrative exemption) with respect to any Company Benefit Plan that could result in liability to the Company or an ERISA Affiliate, (C) each Company Benefit Plan can be amended, terminated or otherwise discontinued after the Effective Time in accordance with its terms, without liability (other than (i) liability for ordinary administrative expenses typically incurred in a termination event or (ii) if the Company Benefit Plan is a pension benefit plan subject to Part 2 of Subtitle B of Title I of ERISA, liability for the accrued benefits as of the date of such termination (if and to the extent required by ERISA) to the extent that either there are sufficient assets set aside in a trust or insurance contract to satisfy such liability or such liability is reflected on the most recent consolidated balance sheet filed or incorporated by reference in the Company SEC Filings prior to the date of this Agreement), (D) no suit, administrative proceeding, action or other litigation has been brought, or to the Knowledge of the Company is threatened, against or with respect to any such Company Benefit Plan, including any audit or inquiry by the IRS or United States Department of Labor (other than routine benefits claims), (E) no Company Benefit Plan is a multiemployer pension plan (as defined in Section 3(37) of ERISA) ("MULTIEMPLOYER PLAN") or other pension plan subject to Title IV of ERISA and none of the Company or any ERISA Affiliate has sponsored or contributed to or been required to contribute to a Multiemployer Plan or other pension plan subject to Title IV of ERISA, (F) no material liability under Title IV of ERISA has been incurred by the Company or any ERISA Affiliate that has not been satisfied in full, and no condition exists that presents a material risk to the Company or any ERISA Affiliate of incurring or being subject (whether primarily, jointly or secondarily) to a material liability thereunder, (G) none of the assets of the Company or any ERISA Affiliate is, or may reasonably be expected to become, the subject of any lien arising under ERISA or Section 412(n) of the Code, (H) neither the Company nor any ERISA Affiliate has any liability under ERISA Section 502, (I) all tax, annual reporting and other governmental filings required by ERISA and the Code have been timely filed with the appropriate Governmental Entity and all notices and disclosures have been timely provided to participants, (J) all contributions and payments to such Company Benefit Plan are deductible under Code sections 162 or 404, (K) no amount is subject to Tax as unrelated business taxable income under Section 511 of the Code, and (L) no excise tax could be imposed upon the Company under Chapter 43 of the Code.

          (e) Except as set forth on Section 3.10 of the Company Disclosure Schedule, no amount that will be received (whether in cash or property or the vesting of property), as a result of the consummation of the transactions contemplated by this Agreement or any Ancillary Agreement, by any employee, officer or director of the Company or any Company Subsidiary who is a "disqualified individual" (as such term is defined in proposed Treasury Regulation Section 1.280G-1) under any Company Benefit Plan will be characterized as an "excess parachute payment" (as defined in Section 280G(b)(1) of the Code). Set forth in Section 3.10 of the Company Disclosure Schedule is
(A) the estimated maximum amount that could be paid to any disqualified individual as a result of the transactions contemplated by this Agreement or any Ancillary Agreement under all employment, severance and termination agreements, other compensation arrangements and Company Benefit Plans currently in effect that could constitute "parachute payments" within the meaning of
Section 280G(b)(2) of the Code, and (B) the "base amount" (as defined in Section 280G(b)(e) of the Code) for each such individual as of the date of this Agreement.

          (f) Except as required by Law, no Company Benefit Plan provides any of the following retiree or post-employment benefits to any person: medical, disability or life insurance benefits. No Company Benefit Plan is a voluntary employee benefit association under Section 501(a)(9) of the Code. The Company and each ERISA Affiliate are in material compliance with (i) the requirements of the applicable health care continuation and notice provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and the regulations (including proposed regulations) thereunder and any similar applicable state law and (ii) the applicable requirements of the Health Insurance Portability and Accountability Act of 1996, as amended, and the regulations (including the proposed regulations) thereunder.

          (g) Except as set forth in Section 3.10 of the Company Disclosure Schedule, with respect to employee benefit plans, programs and other arrangements providing incentive compensation or other benefits similar to those provided under any Company Benefit Plan to any employee or former employee or dependent thereof, which plan, program or arrangement is subject to the laws of any jurisdiction outside of the United States ("FOREIGN PLANS"): (A) the Foreign Plans have been maintained in all material respects in accordance with all applicable requirements and all applicable Laws, (B) if intended to qualify for special tax treatment, the Foreign Plans meet all requirements for such treatment, (C) if intended to be funded and/or book-reserved, the Foreign Plans are fully funded and/or book reserved, as appropriate, based upon reasonable actuarial assumptions, and (D) no material liability exists or reasonably could be imposed upon the assets of the Company or any Company Subsidiary by reason of such Foreign Plans.

          SECTION 3.11 LABOR AND OTHER EMPLOYMENT MATTERS.

          (a) Each of the Company and each Company Subsidiary is in compliance with all applicable Laws respecting labor, employment, fair employment practices, terms and conditions of employment, workers' compensation, occupational safety, plant closings and wages and hours. None of the Company or any Company Subsidiary is liable for any payment to any trust or other fund or to any Governmental Entity, with respect to unemployment compensation benefits, social security or other benefits or obligations for employees (other than routine payments to be made in the ordinary course of business and consistent with past practice).

          (b) The Company has identified in Section 3.11(b) of the Company Disclosure Schedule and has made available to Buyer true and complete copies of
(A) all severance and employment agreements with directors, officers or employees of or consultants to the Company or any Company Subsidiary, (B) all severance programs and policies of the Company and each Company Subsidiary with or relating to its employees and (C) all plans, programs, agreements and other arrangements of the Company and each Company Subsidiary with or relating to its directors, officers, employees or consultants which contain change in control provisions. Except as set forth in Section 3.11 of the Company Disclosure Schedule, none of the execution and delivery of this Agreement or any Ancillary Agreement or the consummation of the transactions contemplated hereby or thereby will (either alone or in conjunction with any other event, such as termination of employment) (A) result in any payment (including, without limitation, severance, unemployment compensation, parachute or otherwise) becoming due to any director or any employee of the Company or any Company Subsidiary or affiliate from the Company or any Company Subsidiary or affiliate under any Company Benefit Plan or otherwise, (B) significantly increase any benefits otherwise payable under any Company Benefit Plan or (C) result in any acceleration of the time of payment or vesting of any material benefits.
Section 3.11 of the Company Disclosure Schedule sets forth the amounts payable to the executives listed therein, as a result of the transactions contemplated by this Agreement, any Ancillary Agreement, and/or any subsequent employment termination (including any cash-out or acceleration of options and restricted stock and any "gross-up" payments with respect to any of the foregoing), based on compensation data applicable as of the date of the Company Disclosure Schedule and the assumptions stated therein.

          (c) There are no pending or threatened claims (other than claims for benefits in the ordinary course), lawsuits or arbitrations which have been asserted or instituted against any Company Benefit Plan, any fiduciaries thereof with respect to their duties to the Company Benefit Plans or the assets of any of the trusts under any of the Company Benefit Plans which could reasonably be expected to result in any material liability of the Company or any Company Subsidiary to the Pension Benefit Guaranty Corporation, the Department of Treasury, the Department of Labor or any Multiemployer Plan.

          (d) Neither the Company nor any Company Subsidiary is involved in, or to the Knowledge of the Company, threatened with any labor dispute, arbitration, lawsuit or administrative proceeding relating to labor matters involving any of the employees of the Company or any Company Subsidiary.

          (e) Neither the Company nor any Company Subsidiary is currently involved in or in the past three years has had any activity or proceedings by a labor union or representative thereof to organize any of its employees, and no such activity or proceeding is, or in the past three years, has been, threatened against the Company or any Company Subsidiary. Neither the Company nor any Company Subsidiary is subject to any pending, or to the Knowledge of the Company, threatened complaints or investigations, and, except as set forth on
Section 3.11 of the Company Disclosure Schedule, has had no complaints or investigations in the past three years involving the Company or any Company Subsidiary by any Person responsible for the investigation and enforcement of any Law respecting labor employment and employment practices, discrimination, terms and conditions of employment or wages and hours.

          SECTION 3.12 AFFILIATE TRANSACTIONS. Except as permitted by this Agreement, as disclosed in the Company SEC Filings or as disclosed in
Section 3.12 of the Company Disclosure Schedule, from December 31, 2002 through the date of this Agreement there have been no material agreements, arrangements or contracts entered into by the Company or any of the Company Subsidiaries, on the one hand, and any officers, directors or affiliates (other than wholly-owned Subsidiaries) of the Company or any Company Subsidiary, on the other hand.

          SECTION 3.13 CONTRACTS.

          (a) Except as disclosed in Section 3.13 of the Company Disclosure Schedule, none of the Company or any Company Subsidiary is a party to or bound by, or has any of their properties or assets bound by, any contract which, as of the date hereof:

               (i) is filed or required to be filed as an exhibit to the Company SEC Filings pursuant to Item 601(b)(10) of Regulation S-K unless such contract by its terms is terminable within 30 days (without penalty or additional payment) of this Agreement;

               (ii) may result in total payments by the Company or any Company Subsidiary in excess of $200,000 other than the leases reflected on Section 3.19 of the Company Disclosure Schedule, unless such contract by its terms is terminable within 30 days (without penalty or additional payment) of this Agreement;

               (iii) contains any non-compete or exclusivity provisions with respect to any line of business or geographic area with respect to the Company or any Company Subsidiary, other than the leases reflected on
          Section 3.19 of the Company Disclosure Schedule;

               (iv) is a loan or credit agreement, note, bond, mortgage, indenture, concession or any other similar type of contract, agreement, instrument, arrangement or understanding, including without limitation, pursuant to which any Indebtedness (as defined below) of the Company or any of the Company Subsidiaries is outstanding or may be incurred other than Indebtedness in a principal amount less than $200,000. For purposes of this SECTION 3.13, "INDEBTEDNESS" shall mean
          (1) indebtedness for borrowed money, whether secured or unsecured, (2) obligations under conditional sale or other title retention agreements relating to property purchased by such Person, (3) capitalized lease obligations, (4) obligations under interest rate cap, swap, collar or similar transaction or currency hedging transactions (valued at the termination value thereof) and (5) guarantees of any such indebtedness of any other Person;

               (v) is an agreement relating to the management of any Company Real Property by any Person other than the Company or a Company Subsidiary;

               (vi) is an agreement pursuant to which the Company or any Company Subsidiary manages or provides services with respect to any real properties other than Company Real Property;

               (vii) is an agreement relating to the development or construction of, or additions or expansions to, any Company Real Property (or any properties with respect to which the Company has executed as of the date hereof a purchase agreement or other similar agreement) which is currently in effect and under which the Company or any of the Company Subsidiaries currently has, or expects to incur, an obligation in excess of $200,000 (true, correct and complete copies of such agreements have previously been delivered or made available to Buyer);

               (viii) is an agreement, currently in effect, providing for the sale of, or option to sell, any Company Real Property (each such agreement, a "PENDING TRANSACTION AGREEMENT"); or

               (ix) is an agreement, currently in effect, providing for the purchase of, or option to purchase, by the Company or any Company Subsidiary, any real estate.

          (b) Each contract described in Section 3.13(a) above is referred to herein as a "COMPANY MATERIAL CONTRACT." Each Company Material Contract is valid and binding on the Company and each Company Subsidiary party thereto and in full force and effect, and the Company and each Company Subsidiary has in all material respects performed all obligations required to be performed by it to the date hereof under each Company Material Contract. To the Knowledge of the Company, each Company Material Contract is a legal, valid and binding obligation of each other party thereto and each other party thereto has in all material respects performed all obligations required to be performed by it to the date hereof under such Company Material Contract. Except as set forth in Section 3.13 of the Company Disclosure Schedule, neither the Company nor any Company Subsidiary has waived any material rights under any Company Material Contract.

          (c) None of the Company or any Company Subsidiary has received notice of any material violation or default under (or any condition which with the passage of time or the giving of notice would cause such a violation of or default under) any Company Material Contract.

          (d) A complete and accurate copy of each Company Material Contract has been previously provided or made available to Buyer.

          SECTION 3.14 LITIGATION. Except as set forth in Section 3.14 of the Company Disclosure Schedule, there is (A) no suit, claim, action, proceeding or investigation pending or, to the Knowledge of the Company, threatened in writing against or affecting the Company or any Company Subsidiary and (B) no outstanding judgment, injunction, decree or arbitration ruling, award or order of any Governmental Entity against the Company or any Company Subsidiary of which the Company has Knowledge or which would, individually or in the aggregate, reasonably be expected to (1) have a Company Material Adverse Effect,
(2) cause any of the transactions
contemplated by this Agreement or the Ancillary Agreements to be rescinded following their consummation, including, without limitation, the Merger or (3) materially adversely affect the rights of Buyer to own its or the Company's or any Company Subsidiary's assets and to operate its or the Company's or any Company Subsidiary's business. Except as set forth on Schedule 3.14 to the Company Disclosure Schedule, no claim has been made under any directors' and officers' liability insurance policy maintained at any time by Company or any of the Company Subsidiaries.

          SECTION 3.15 ENVIRONMENTAL MATTERS. To the Company's Knowledge, and except as disclosed in Section 3.15 to the Company Disclosure Schedule:

          (a) The Company and each Company Subsidiary (A) is in compliance in all material respects with all applicable Environmental Laws, (B) holds or has applied for all Environmental Permits required pursuant to Environmental Laws to conduct their current operations and (C) is in compliance in all material respects with their respective Environmental Permits.

          (b) Neither the Company nor any Company Subsidiary has received any written notice, demand, request for information or claim (A) alleging that the Company or any Company Subsidiary is in violation of any Environmental Law, or
(B) regarding the presence of Hazardous Materials, or (C) that any Company Real Property is currently subject to any orders, decrees, injunctions or other proceedings or requirements imposed by any Governmental Entity or Person pursuant to any Environmental Law.

          (c) Neither the Company nor any Company Subsidiary (A) has entered into or agreed to any consent decree or order or is subject to any judgment, decree or judicial order arising under Environmental Laws, requiring the investigation, sampling, monitoring, treatment, remediation, removal or cleanup of Hazardous Materials, and no litigation or other proceeding is pending or threatened in writing with respect thereto, (B) has assumed the indemnification of any claim threatened or asserted in writing by any third-party indemnitee for any liability under any Environmental Law, or (C) filed any notice under any Law indicating past or present treatment, storage or disposal of any Hazardous Material on the Company Real Property or in to the indoor or outdoor environment of the Company Real Property.

          (d) None of the real property owned or leased by the Company or any Company Subsidiary is listed or formally proposed for listing on the "National Priorities List" or any similar state or foreign list of sites requiring investigation or cleanup.

          The Company has delivered or made available to Buyer a true and complete copy of the most current environmental reports and Environmental Permits, if any, with respect to the Company Real Property that are in its possession as of the date hereof, and such environmental reports and environmental permits are listed on Section 3.15 of the Company Disclosure Schedule (the "COMPANY ENVIRONMENTAL REPORTS/PERMITS"). The Company Environmental Reports/Permits constitute the most current environmental reports and Environmental Permits (including without limitation all final versions of environmental investigations and testing and/or analysis made by or on behalf of Company or any of the Company Subsidiaries) with respect to the Company Real Property that are in the possession of Company or any Company Subsidiary as of the date hereof.

          SECTION 3.16 INTELLECTUAL PROPERTY. The Company and the Company Subsidiaries own or have the defensible right to use, whether through ownership, licensing or otherwise, all Intellectual Property currently used in the operation of the businesses of each of the Company and/or one or more Company Subsidiaries ("MATERIAL INTELLECTUAL PROPERTY"). Except as set forth in
Section 3.16 of the Company Disclosure Schedule: (A) to the Company's Knowledge, no written claim of invalidity or conflicting ownership rights with respect to any Material Intellectual Property has been made by a third party and no such Material Intellectual Property is the subject of any pending or, to the Company's Knowledge, threatened action, suit, claim, investigation, arbitration or other proceeding; (B) no Person has given written notice to the Company or any Company Subsidiary that the use of any Material Intellectual Property by the Company, any Company Subsidiary or any licensee is infringing or has infringed any domestic or foreign patent, trademark, service mark, trade name, or copyright or design right, or that the Company, any Company Subsidiary or any licensee has misappropriated or improperly used or disclosed any trade secret, confidential information or know-how; (C) the making, using, selling, manufacturing, marketing, licensing, reproduction, distribution or publishing of any process, machine, manufacture or product related to any Material Intellectual Property, does not and will not infringe any domestic or foreign patent, trademark, service mark, trade name, copyright or other intellectual property right of any third party, and does not and will not involve the misappropriation or improper use or disclosure of any trade secrets, confidential information or know-how of any third party; (D) to the Company's Knowledge, there exists no prior act or current conduct or use by the Company, any Company Subsidiary or any third party that would void or invalidate any Material Intellectual Property; and (E) the execution, delivery and performance of this Agreement and each Ancillary Agreement by the Company and the consummation of the transactions contemplated hereby and thereby will not breach, violate or conflict with any instrument or agreement concerning any Material Intellectual Property, will not cause the forfeiture or termination or give rise to a right of forfeiture or termination of any of the Material Intellectual Property or impair in any material respect the right of the Surviving Entity to make, use, sell, license or dispose of, or to bring any action for the infringement of any Material Intellectual Property. In addition, the matters disclosed on Section 3.16 of the Company Disclosure Schedule would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

          SECTION 3.17 TAXES. Except as set forth in Section 3.17 of the Company Disclosure Schedule,

          (a) The Company Operating Partnership and their Subsidiaries have properly completed and filed on a timely basis and in correct form all Tax Returns required to be filed by the Company, the Company Operating Partnership and their Subsidiaries (each such entity, a "TAXPAYER") on or prior to the date hereof. All such Tax Returns are true, correct and complete in all material respects. An extension of time within which to file any Tax Return that has not been filed has not been requested or granted. All Taxes of any Taxpayer due and payable have been timely paid or are being contested in good faith. The unpaid Taxes of all of the Taxpayers as of December 31, 2002 do not exceed the reserve for tax liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and tax income) set forth or included in the Company Balance Sheet. All unpaid Taxes of all of the Taxpayers that have accrued since December 31, 2002 have been adequately provided for on the books and records of the Taxpayers.

          (b) No material issues have been raised (and are currently pending) in writing by any taxing authority in connection with any Tax Return of any Taxpayer. No waivers of statutes of limitation with respect to any material Tax Returns of any Taxpayer have been given by or requested from the applicable Taxpayer. All deficiencies asserted or assessments made as a result of any examinations have been fully paid or are being contested and an adequate reserve therefor has been established and is fully reflected on the books and records of all of the Taxpayers. No Taxpayer has received written notice from any governmental agency in the past five (5) years in a jurisdiction in which such entity does not file a Tax Return stating that such entity is or may be subject to taxation by that jurisdiction.

          (c) There are no liens for Taxes (other than for current Taxes not yet due and payable) on any of the assets of any Taxpayer.

          (d) No Taxpayer is a party to or bound by (nor will any such Taxpayer become a party to or bound by) any tax-indemnity, tax-sharing or tax-allocation agreement. No Taxpayer is bound under any agreement with any holder of Company OP Units that provide any tax protections, including any agreements that would restrict any Taxpayer's ability to sell properties or to repay or refinance any debt. As of the date hereof, no limited partner of the Company Operating Partnership has raised, or to the Knowledge of the Company threatened to raise, a material claim against the Company or the Company Operating Partnership for any breach of any tax protection agreement or any similar arrangement.

          (e) None of the assets of any Taxpayer is property required to be treated as being owned by any other Person pursuant to the "safe harbor lease" provisions of former Section 168(f)(8) of the Code. None of the assets of any Taxpayer directly or indirectly secures any debt the interest on which is tax-exempt under Section 103(a) of the Code. None of the assets of any Taxpayer is "tax-exempt use property" within the meaning of Section 168(h) of the Code.

          (f) Neither the Company nor any predecessors of the Company by merger or consolidation has within the past three years been a party to a transaction intended to qualify under Section 355 of the Code or under so much of
Section 356 of the Code as relates to Section 355 of the Code.

          (g) Commencing with its taxable year ended December 31, 1994 through its taxable year ended December 31, 2002, the Company has been subject to taxation as a REIT within the meaning of the Code and has satisfied the requirements to qualify as a REIT for such years. From January 1, 2003 until the date hereof the Company has been subject to taxation as a REIT within the meaning of the Code and has satisfied the requirements to qualify as a REIT for such period. The Company has not taken or omitted to take any action that could reasonably be expected to result in a challenge by the Internal Revenue Service to its status as REIT, and no such challenge is pending or, to the Company's Knowledge, threatened. Each Company Subsidiary, including the Company Operating Partnership, which files tax returns as a partnership for federal income tax purposes has since its acquisition by the Company been classified for federal income Tax purposes as a partnership (or a disregarded entity) and not as a corporation or an association or "publicly traded partnership" within the meaning of Section 7704(a) of the Code that is treated as a corporation for federal income tax purposes under Section 7704(a) of the Code. Each other Company Subsidiary has been and continues to be treated as a "qualified REIT subsidiary" within the meaning of Section 856(i) of the Code or as a "taxable REIT subsidiary" within the meaning of Section 856(l) of the Code for federal and state income Tax purposes. Neither the Company nor any Company Subsidiary holds any asset the disposition of which would be subject to rules similar to Section 1374 of the Code as a result of an election under Notice 88-19 or the Treasury Regulations promulgated under Code Section 337.

          (h) Since its formation, the Company has not incurred and does not expect to incur through the Closing Date any liability for Taxes under
Section 857(b), 860(c) or 4981 of the Code.

          SECTION 3.18 PROPERTIES.

          (a)  Section 3.18 of the Company Disclosure Schedule sets forth:

               (i) all real properties (indicating the name of the owner and the address or location of the property) owned by the Company or the Company Subsidiaries (the "COMPANY OWNED PROPERTY") as of the date hereof, which are all of the real properties owned by them;

               (ii) all real properties (indicating the name of the lessee and lessor and the address or location of the property) leased or operated by the Company or the Company Subsidiaries as lessee (the "COMPANY LEASED PROPERTY") as of the date hereof, which are all of the real properties so leased or operated by them. The Company Owned Property and the Company Leased Property are referred to herein collectively as the "COMPANY REAL PROPERTY;" and

               (iii) any Company Real Property which is under development as of the date of this Agreement and a description of the status of such development as of the date hereof.

          The Company or the Company Subsidiaries own fee simple title to the Company Owned Property and a valid leasehold interest in the Company Leased Property. Except for (1) debt and other matters identified in Section 3.18 of the Company Disclosure Schedule, (2) inchoate liens imposed for construction work in progress, provided the same do not adversely affect the property on which such construction work is being performed, (3) leases, reciprocal easement agreements and other matters disclosed on the Company Title Insurance Policies or otherwise set forth on Section 3.18 of the Company Disclosure Schedule (collectively, the "DISCLOSED TITLE MATTERS") (excluding outstanding indebtedness listed in Section 3.18 of the Company Disclosure Schedule) and (4) real estate Taxes and special assessments which are not yet due and payable, and
(5) those Company Real Property Encumbrances which, individually or in the aggregate, do not detract in any material respect from the value of any Company Real

Property or impose any material restriction or limitation on the Company's current use of any Company Real Property, each Company Owned Property is owned and each Company Leased Property is leased free and clear of liens, mortgages or deeds of trust, claims against title, charges which are liens, security interests or other encumbrances on title (collectively "COMPANY REAL PROPERTY ENCUMBRANCES"). The Company Real Property is not subject to any rights of way, written agreements, Laws, ordinances and regulations affecting building use or occupancy, or reservations of an interest in title (collectively, "PROPERTY RESTRICTIONS"), except for (i) the Disclosed Title Matters, (ii) Property Restrictions imposed or promulgated by Law with respect to real property with which the Company Real Property complies or for which non-compliance, individually or in the aggregate, would not be reasonably expected to result in a Company Material Adverse Effect, (iii) leases and license agreements on the Tenant Rent Roll, reciprocal easement agreements and matters disclosed in the Disclosed Title Matters, and (iv) real estate Taxes and special assessments which are not yet due and payable and are identified in the Disclosed Title Matters.

          (b) Section 3.18 of the Company Disclosure Schedule lists each title insurance policy (collectively, the "COMPANY TITLE INSURANCE POLICIES") issued by the respective title insurance company to the Company or a Company Subsidiary insuring the Company's or a Company Subsidiary's fee simple title or leasehold estate, as the case may be. As of the date hereof, such policies are in full force and effect and, except as set forth in Section 3.18 of the Company Disclosure Schedule, no claim has been made against any such policy. A true and correct copy of each of the Company Title Insurance Policies together with copies of the Company Real Property Encumbrances and Property Restrictions shown as exceptions thereon or otherwise set forth on Section 3.18 of the Company Disclosure Schedule have previously been delivered or made available to Buyer. Except for liens, assessments or other encumbrances which, individually or in the aggregate, are immaterial or are set forth in Section 3.18 of the Disclosure Schedule, there are no liens for unpaid water and sewer service charges, mechanics', workmen's, repairmen's or materialmen's liens, brokers' liens or assessments for street or other improvements or for any other service or labor or any other encumbrances which could give rise to a Company Real Property Encumbrance or Property Restriction since the effective date of each Company Title Insurance Policy

          (c) Except as listed on Section 3.18 of the Company Disclosure Schedule, to the Knowledge of the Company there are no (i) certificates, permits or licenses from any Governmental Entity having jurisdiction over any Company Real Property or (ii) agreements, easements or other rights which are necessary to permit the lawful use and operation of the buildings and improvements on any of the Company Real Property or to permit the lawful use and operation of all driveways, roads and other means of egress and ingress to and from any Company Real Property that have not been obtained, performed or paid for and are not in full force and effect. Except as listed on Section 3.18 of the Company Disclosure Schedule, all work to be performed, payments to be made and financial undertakings required to be taken by the Company or the Company Subsidiaries prior to the date hereof pursuant to any agreement entered into in connection with a site approval, zoning reclassification or other similar action relating to a Company Real Property has been paid or undertaken, as the case may be.

          (d) Except as listed in Section 3.18 of the Company Disclosure Schedule, neither the Company nor any of the Company Subsidiaries has received any written notice of any violation of any federal, state or municipal Law, ordinance, order, regulation or requirement affecting any portion of any Company Real Property issued by any Governmental Entity or any party entitled to enforce a covenant, condition or restriction affecting any of the Company Real Property that has not otherwise been resolved. Except as listed in Section 3.18 of the Company Disclosure Schedule, neither the Company nor any of the Company Subsidiaries has received any written notice from any Governmental Entity with jurisdiction over the Company or any such Company Subsidiary to the effect that (i) any condemnation or rezoning proceedings are pending or threatened with respect to any material portion of any Company Real Property or (ii) any zoning, building or similar Law or order is or will be violated by the continued maintenance, operation or use of any buildings or other improvements on any of the Company Real Property or by the continued maintenance, operation or use of the parking areas.

          (e) The improvements at the Company Properties are in good condition and repair, ordinary wear and tear excepted, and have not suffered any casualty or other material damage which has not been repaired in all material respects.

          (f) Except as listed in Section 3.18(f) of the Company Disclosure Schedule, (i) the Company Real Property is in compliance in all material respects with all applicable Laws; (ii) all costs and expenses of any labor, materials, supplies and equipment used in the construction of any improvements on the Company Real Property have been paid in full; (iii) all liquid and solid waste disposal, septic and sewer systems located on the Company Real Property are in good condition and repair; subject to ordinary wear and tear, and in compliance in all material respects with all applicable Laws; (iv) the Company Real Property has all necessary legal access to water, gas and electrical supply and other required public utilities, fire and police protection, parking and means of direct access between the Company Real Property and public streets over recognized curb cuts or easements; and (v) neither the Company nor any Company Subsidiary has granted to any person any right or option to acquire any Company Real Property or any interest relating thereto, or a right of first offer or right of first refusal to do so, or a right to receive any profit participation or other interest with respect to the Company Real Property or any portion thereof.

          (g) All material personal property owned by the Company or a Company Subsidiary or used in connection with the use or operation of the Company Real Property is set forth in Section 3.18(g) of the Company Disclosure Schedule, and the Company or a Company Subsidiary has good and marketable title to such personal property, free and clear of all liens, except for liens that are immaterial or relate to debt or the other matters identified in Section 3.18(g) of the Company Disclosure Schedule.

          SECTION 3.19 LEASES.

          (a) Section 3.19 of the Company Disclosure Schedule is a rent roll for all of the Company Real Property as of June 30, 2003 (the "TENANT RENT ROLL") and, except as disclosed in Section 3.19 of the Company Disclosure Schedule and for discrepancies that could not adversely affect the relevant property, the information set forth in the Tenant Rent Roll is correct and complete in all material respects as of the date thereof. All existing Company Leases are set forth on the Tenant Rent Roll. There are no other leases, tenancies or rights of occupancy affecting all or any portion of the Company Real Property except as set forth on the

Tenant Rent Roll. The Tenant Rent Roll sets forth all security deposits held by or on behalf of the Company or any Company Subsidiary under all Company Leases, and the Company has held all such security deposits in accordance with Law and the terms of the applicable Company Leases.

          (b) Except as provided in Section 3.19 of the Company Disclosure Schedule, (i) neither the Company nor a Company Subsidiary, on the one hand, nor, to the Knowledge of the Company, any other party, on the other hand, is in material default under any lease of the Company Real Property (the "COMPANY LEASES") or any lease of the Company Leased Property; and (ii) neither Company nor any of the Company Subsidiaries has received any written notice from any tenant of any intention to vacate. Except as provided in the Tenant Rent Roll, neither Company nor any of the Company Subsidiaries has collected payment of rent (other than security deposits) accruing for a period which is more than one month beyond the date of collection.

          (c) The Company has previously delivered or made available to Buyer a true and correct copy of all Company Leases and of all guaranties of payment of rent or performance of other tenant obligations.

          (d) Except as described on Section 3.19 of the Company Disclosure Schedule, no lessee under any of the Company Leases has asserted any claim of which Company or any of the Company Subsidiaries has received written notice which would materially affect the collection of rent from such tenant and neither the Company nor any of the Company Subsidiaries has received written notice of any default or breach on the part of the Company or any of the Company Subsidiaries under any of the Company Leases with such a tenant or with respect to the Company Leased Property which has not been cured.

          (e) Section 3.19 of the Company Disclosure Schedule sets forth a complete and correct list as of June 30, 2003, of all written commitments made by Company or any of the Company Subsidiaries to lease any of the Company Real Property which has not yet been reduced to a written lease, and provides with respect to each such commitment the principal terms of such commitment, including, if applicable, (i) the space to be occupied, (ii) the name of the tenant, (iii) the length of the original term thereof and any right or option to renew or extend the lease term, (iv) the monthly minimum rental, (v) rental escalations, (vi) the terms with respect to percentage rent or other overage rent, (vii) any provisions for tenant allowances and (viii) the right of any third-party broker to any outstanding brokerage or other commission incident thereto. The Company has delivered or made available to Buyer a complete and correct copy of all commitments.

          (f) Any leases (including leases for Company Leased Property) pursuant to which Company or any Company Subsidiary, as lessee, leases real or personal property are in good standing, valid and enforceable in accordance with their respective terms, and there is not, under any of such leases, any existing default or any event which with notice or lapse of time or both would constitute such a default, nor do any of such leases contain any provision which would preclude Buyer from occupying and using the leased premises for the same purposes and upon substantially the same rental and other terms as are applicable to the occupation and use by Company and the Company Subsidiaries.

          (g) Except as set forth on Section 3.19 of the Company Disclosure Schedule, (i) no tenant under any of the Company Leases has a right to acquire any interest in Company Real Property; (ii) the Company has completed all construction, repairs and improvements which in excess of $100,000 in any one instance, or in excess of $500,000 in the aggregate, it is required to make under any Company Leases; (iii) no tenant under a Company Lease has a right of set-off or claim or counterclaim against the landlord arising out of the Company Lease; (iv) no tenant under a Company Lease has a right to relocate the premises in the center in which such tenant occupies space; (v) no tenant under a Company Lease has a right to lease any additional space; (vi) no tenant under a Company Lease has a right to be the exclusive seller or provider of products or services in a center in which such tenant occupies space; (vii) no tenant under a Company Lease has any "co-tenancy right", e.g., a right to terminate the lease, reduce the rent, reduce store hours or "go dark" based upon the actions or inactions of another tenant; (viii) no Company Leases provide for free rent periods or other rent concessions applicable to any period of time after the date hereof; (ix) no tenant under a Company Lease is permitted to handle, store or dispose of Hazardous Materials in violation of Environmental Laws; (x) no tenant under any Company Lease has a right to cancel or terminate such Company Lease prior to the end of the current term; (xi) neither the Company nor any Company Subsidiary has received written notice of any insolvency or bankruptcy proceeding involving any tenant under any Company Lease; (xii) to the Knowledge of the Company, the Company and each Company Subsidiary has kept, observed and performed all of the material obligations to be performed on a timely basis by the Company or such Company Subsidiary as landlord under the Company Leases and as lessee under any lease for Company Leased Property; (xiii) none of the rents reserved in the Company Leases have been assigned other than to a lender in connection with a loan secured by the applicable Company Real Property; (xiv) the premises demised under the Company Leases have been completed and the tenants under the Company Leases have accepted the same and have taken possession on a rent paying basis,
(xv) all payments due under the Company Leases are current and are consistent with the Tenant Rent Roll; (xvi) (x) the use and operation of all improvements,
(y) the access of the Company Real Property and (z) the improvements to all utilities for the Company Real Properties are in compliance with all Company Leases; and (xvii) no Company Lease contains a "most favored nation" provision or other similar provision which limits the amount of rent, common area maintenance charges or other amounts payable by the tenant thereunder by reference to the rent, common area maintenance charges or other amounts payable by one or more tenants under other Company Leases.

          (h) Except as described in Section 3.19 of the Company Disclosure Schedule, no brokerage or leasing commission or other compensation will be due or payable to any Person other than the Company or a Company Subsidiary with respect to or on account of any of the Company Leases or any extensions or renewals thereof.

          (i) All individual repair or maintenance work orders for individual tenants required under written agreements made by the Company with any tenant and all tenant improvement costs in connection with the Company Leases are set forth in Section 3.19 of the Company Disclosure Schedule.

          SECTION 3.20 INSURANCE. Each of the Company and the Company Subsidiaries maintains insurance coverage with reputable insurers, or maintains self-insurance practices (all of which self-insurance practices are set forth in detail in Section 3.20 of the Company

Disclosure Schedule), in such amounts and covering such risks as are in accordance with normal industry practice for companies engaged in businesses similar to that of the Company and the Company Subsidiaries (taking into account the cost and availability of such insurance). Neither the Company nor any of the Company Subsidiaries has received any notice of cancellation or termination with respect to any material insurance policy of the Company or any Company Subsidiary. Each insurance policy that currently insures the business, property, operations, employees or officers of the Company or any Company Subsidiary is in full force and effect and the premiums due thereunder have been paid as they became due and payable. The Company has delivered or made available to Buyer complete and correct copies of all insurance policies of the Company and the Company Subsidiaries.

          SECTION 3.21 OPINION OF FINANCIAL ADVISOR. The special committee of the Board of Directors of the Company has received the written opinion from Houlihan Lokey Howard & Zukin Financial Advisors, Inc., an affiliate of Houlihan Lokey Howard & Zukin Capital (the "SPECIAL COMMITTEE FINANCIAL ADVISOR"), as of the date of such opinion, to the effect that, based on, and subject to the various assumptions and qualifications set forth in such opinion, the Merger Consideration to be received by the holders of each of Company Common Stock, Company Series A Preferred Stock and Company Series B Preferred Stock pursuant to this Agreement is fair from a financial point of view to such holders. The Company has been authorized by the Special Committee Financial Advisor to permit, subject to prior review and consent by the Special Committee Financial Advisor, the inclusion of the entirety of such fairness opinion (or a reference thereto) in the Proxy Statement.

          SECTION 3.22 VOTE REQUIRED. The affirmative vote of the holders of two-thirds of the issued and outstanding shares of (i) Company Common Stock (ii) Company Series A Preferred Stock and (iii) Company Series B Preferred Stock, in each case voting as a separate class, are the only votes of the holders of any class or series of capital stock or other Equity Interests of the Company necessary to approve the Merger provided, however, that if the Company Charter Amendment is approved then the vote required in respect of the Company Common Stock shall be the affirmative vote of the holders of a majority of the issued and outstanding shares of Company Common Stock (collectively, the "COMPANY STOCKHOLDER APPROVAL"). The affirmative votes of the holders of a majority of the issued and outstanding shares of Company Common Stock are the only votes of the holders of any class or series of capital stock or other Equity Interests of the Company necessary to approve the Company Charter Amendment.

          SECTION 3.23 BROKERS. No broker, finder or investment banker (other than the Special Committee Financial Advisor and Granite Partners, L.L.C.) is entitled to any brokerage, finder's or other fee or commission in connection with the Merger based upon arrangements made by or on behalf of the Company or any Company Subsidiary. The Company has heretofore made available to Buyer a true and complete copy of all agreements between the Company and the Special Committee Financial Advisor and between the Company and Granite Partners, L.L.C., pursuant to which either firm would be entitled to any payment relating to the Merger or any other transaction contemplated by this Agreement or any Ancillary Agreement.

          SECTION 3.24 TAKEOVER PROVISIONS INAPPLICABLE. The Company has taken all action necessary, if any, to exempt the Merger, this Agreement and the other transactions contemplated hereby from the restrictions of subtitles 6 and 7 of Title 3 of the MGCL (the "TAKEOVER STATUTE"). The Company does not have a stockholder rights plan in effect.

          SECTION 3.25 HART-SCOTT-RODINO ANTITRUST IMPROVEMENTS ACT OF 1976. For purposes of determining compliance with the HSR Act, the Company confirms that the conduct of its business consists solely of investing in, owning and operating real estate for the benefit of its stockholders.

          SECTION 3.26 NO OTHER REPRESENTATIONS OR WARRANTIES. Except for the representations and warranties contained in this ARTICLE III, none of the Company, the Company Subsidiaries or any other Person makes any other express or implied representation or warranty on behalf of the Company or any Company Subsidiary or any of their affiliates, and for the avoidance of doubt, none of the Company, the Company Subsidiaries or any of their affiliates makes any express or implied representation or warranty with respect to information contained in the confidential information delivered to Buyer or their representatives, including any projections set forth therein, or any projections otherwise provided to Buyer.

                                   ARTICLE IV
                     REPRESENTATIONS AND WARRANTIES OF BUYER

          Except as set forth in the Disclosure Schedule delivered by Buyer to the Company prior to the execution of this Agreement (the "BUYER DISCLOSURE SCHEDULE"), which shall identify exceptions by specific Section references, Buyer hereby represents and warrants to the Company as follows:

          SECTION 4.1 ORGANIZATION AND QUALIFICATION; SUBSIDIARIES. Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite power and authority and all necessary governmental approvals and licenses to own, lease and operate its properties and to carry on its business as it is now being conducted except where the failure to have such approvals or licenses, individually or in the aggregate, would not reasonably be expected to have a Buyer Material Adverse Effect. Buyer is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification, licensing or good standing necessary, other than in such jurisdictions where the failure to be so qualified, licensed or in good standing would not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect. Buyer has made available to the Company complete and correct copies of its certificate of formation (the "BUYER CERTIFICATE OF FORMATION") and operating agreement of Buyer ("BUYER OPERATING AGREEMENT") each as in effect on the date hereof. Buyer is not in violation of any of the provisions of the Buyer Certificate of Formation or the Buyer Operating Agreement. Buyer has no subsidiaries.

          SECTION 4.2 AUTHORITY. Buyer has all necessary organizational power and authority to execute and deliver this Agreement and each Ancillary Agreement to which it is party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated by this Agreement and each Ancillary Agreement to be consummated by it. The execution and delivery of this Agreement and each Ancillary Agreement to which it is a party by Buyer and the consummation by Buyer, of the transactions contemplated hereby and thereby, have been duly authorized by all necessary organizational action, and no other organizational proceedings on the part of Buyer and no other member votes are necessary to authorize this Agreement or any such Ancillary Agreement or to consummate the transactions contemplated hereby or thereby, subject, with respect to consummation of the Merger, to the acceptance for record of the Certificate of Merger by the Delaware Secretary of State.. This Agreement and each Ancillary Agreement to which Buyer is a party have been validly executed and delivered by Buyer, and, subject to the acceptance for record of the Certificate of Merger by the Delaware Secretary of State constitute a valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws of general applicability relating to or affecting creditors' rights and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law).

          SECTION 4.3  NO CONFLICT; REQUIRED FILINGS AND CONSENTS.

          (a) The execution and delivery of this Agreement and each Ancillary Agreement to which Buyer is a party do not, and the performance thereof by Buyer will not, (A) conflict with or violate any provision of the Buyer Certificate of Formation or Buyer Operating Agreement, (B) assuming that all consents, approvals, authorizations and permits described in SECTION 4.3(b) have been obtained and all filings and notifications described in SECTION 4.3(b) have been made and any waiting periods thereunder have terminated or expired, conflict with or violate any Law applicable to Buyer or by which any property or asset of Buyer is bound or affected or (C) require any consent or approval of any third party under, result in any breach of, any loss of any benefit under, constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give rise to a right of termination, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of Buyer pursuant to any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, other instrument or obligation, except, with respect to clauses (B) and (C), for any such conflicts, violations, breaches, defaults, rights, liens or other occurrences which would not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect.

          (b) The execution and delivery of this Agreement and each Ancillary Agreement to which Buyer is a party do not, and the performance hereof and thereof by Buyer will not, require any consent, approval, authorization or order of, or filing with or notification to, any Governmental Entity, except (A) under the Exchange Act, foreign or supranational antitrust and competition laws, filing and recordation of the Certificate of Merger as required by the LLC Act and the Articles of Merger as required by the MGCL and as otherwise set forth in
Section 4.3(b) of the Buyer Disclosure Schedule and (B) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect.

          SECTION 4.4 LITIGATION. As of the date hereof, (A) there is no suit, claim, action, proceeding or investigation pending or, to the Knowledge of Buyer, threatened in writing against or affecting Buyer and (B) Buyer is not subject to any outstanding judgment, injunction, decree or any arbitration ruling, award or order of any Governmental Entity which, in the case of (A) or

(B), would, individually or in the aggregate, reasonably be expected to (i) cause any of the transactions contemplated by the Agreement or the Ancillary Agreements to be rescinded following their consummation, including, without limitation, the Merger or (ii) prevent or materially delay Buyer's ability to perform its obligations hereunder or under any of the Ancillary Agreements or consummate any of the transactions contemplated hereby or thereby, including the Merger.

          SECTION 4.5 ABSENCE OF CERTAIN CHANGES OR EVENTS. Since the date of formation of Buyer, except as specifically contemplated by, or as disclosed in, this Agreement or in Section 4.5 of the Buyer Disclosure Schedule, there has not been (A) any Buyer Material Adverse Effect or an event or development that would, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect, or (B) any event or development that would, individually or in the aggregate, reasonably be expected to prevent or materially delay the performance of this Agreement or any Ancillary Agreement by Buyer.

          SECTION 4.6  OWNERSHIP OF BUYER; NO PRIOR ACTIVITIES.

          (a) Buyer was formed solely for the purpose of engaging in the transactions contemplated by this Agreement.

          (b) All of the equity interests of Buyer are owned directly or indirectly by those persons set forth in Section 4.6 of the Buyer Disclosure Schedule. There are no options, warrants or other rights (including registration rights), agreements, arrangements or commitments to which Buyer is a party of any character relating to the equity interests in, Buyer or obligating Buyer to grant, issue or sell any equity interests in Buyer, by sale, lease, license or otherwise. There are no obligations, contingent or otherwise, of Buyer to repurchase, redeem or otherwise acquire any equity interests of Buyer.

          (c) Except for obligations or liabilities incurred in connection with its formation or organization and the transactions contemplated by this Agreement or any Ancillary Agreement, Buyer has not and will not have incurred prior to the Effective Time, directly or indirectly, through any subsidiary or affiliate, any obligations or liabilities or engaged in any business activities of any type or kind whatsoever or entered into any agreements or arrangements with any Person.

          SECTION 4.7 SUFFICIENT FUNDS. Buyer has sufficient cash available at the Effective Time to consummate the transactions contemplated by this Agreement, including, without limitation, payment of the aggregate Merger Consideration pursuant to SECTION 1.3.

                                    ARTICLE V
                                    COVENANTS

          SECTION 5.1 CONDUCT OF BUSINESS BY THE COMPANY PENDING THE CLOSING. The Company agrees that, during the period from the date of this Agreement to the earlier of the termination of this Agreement or the Effective Time, except as set forth in Section 5.1 of the Company Disclosure Schedule or as specifically permitted by any other provision of this Agreement, unless Buyer shall otherwise agree in writing, the Company will, and will cause each Company Subsidiary to, (A) conduct its operations only in the ordinary and usual course of business, (B) to the extent consistent with the foregoing clause (A) use efforts in accordance with SECTION 5.8(a) to preserve intact its current business organization, goodwill and ongoing businesses, (C) preserve intact the Company's status as a REIT within the meaning of the Code (D) comply in all material respect with all applicable Laws, and (E) maintain insurance in such amounts and covering such risks as are in accordance with normal industry practice for companies engaged in businesses similar to that of the Company and the Company Subsidiaries. Without limiting the foregoing, and as an extension thereof, except as set forth in Section 5.1 of the Company Disclosure Schedule or as specifically permitted by any other provision of this Agreement, the Company shall not (unless required by applicable Law), and shall not permit any Company Subsidiary to, during the period from the date of this Agreement to the earlier of the termination of this Agreement or the Effective Time, directly or indirectly, do, or agree to do, any of the following without the prior written consent of Buyer:

          (a) amend or otherwise change the Company Charter or the Company By-laws or equivalent organizational documents of any Company Subsidiary, except for the Company Charter Amendment and as otherwise contemplated by this Agreement;

          (b) (A) issue, sell, pledge, dispose of, grant, transfer, encumber, or authorize the issuance, sale, pledge, disposition, grant, transfer, or encumbrance of any shares of capital stock of, or other Equity Interests in, the Company or any Company Subsidiary of any class, or securities convertible or exchangeable or exercisable for any shares of such capital stock or other Equity Interests, or any options, warrants or other rights of any kind to acquire any shares of such capital stock or other Equity Interests or such convertible or exchangeable securities, or any other ownership interest (including, without limitation, any such interest represented by contract right), of the Company or any Company Subsidiary, other than the issuance of Company Common Stock upon the exercise of Company Options outstanding as of the date hereof in accordance with their terms or (B), sell, pledge, dispose of, transfer, lease, license, guarantee or encumber, or authorize the sale, pledge, disposition, transfer, lease, license, guarantee or encumbrance of, any property or assets (including any Intellectual Property and any Company Real Property) of the Company or any Company Subsidiary, except pursuant to any of the Pending Transaction Agreements or the sale or purchase of goods (which shall specifically exclude any Intellectual Property and any Company Real Property) in the ordinary course of business consistent with past practice, or enter into any commitment to do so, other than transactions between a wholly-owned Company Subsidiary and the Company or another wholly-owned Company Subsidiary;

          (c) declare, set aside, make or pay any dividend or other distribution (whether payable in cash, stock, property or a combination thereof) with respect to any of its capital stock (other than dividends paid by a wholly-owned Company Subsidiary to the Company or to any other wholly-owned Company Subsidiary) or enter into any agreement with respect to the voting of its capital stock, PROVIDED, that the Company may make dividend payments it is required to make by the Code in order to maintain REIT status and those that are sufficient to eliminate any federal Tax liability;

          (d) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization (other than the Merger);

          (e) reclassify, combine, split, subdivide or redeem (except for the redemption of Company OP Units for shares of Company Common Stock in accordance with their terms), purchase or otherwise acquire, directly or indirectly, any of its capital stock, other Equity Interests or other securities except with respect to any of the foregoing (1) in connection with the use of Company Common Stock or Company OP Units to pay the exercise price or Tax withholding obligation upon the exercise of a Company Option as presently permitted under the Company Option Plans, or (2) in connection with the conversion or redemption of Company Series B Preferred Stock or Company OP Units;

          (f) (A) acquire (including, without limitation, by merger, consolidation or acquisition of stock or assets) any interest in any Person or any division thereof or any assets, other than acquisitions of assets (other than real property and interests in real property) in the ordinary course of business consistent with past practice, (B) incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any Person (other than a wholly-owned Company Subsidiary) for borrowed money, (C) terminate, cancel or request any material change in, or agree to any material change in, any Company Material Contract (including any Pending Transaction Agreement), (D) make or authorize any capital expenditure in excess of the Company's budget listed in Section 5.1(f) of the Company Disclosure Schedule, (E) enter into or amend any contract, agreement, commitment or arrangement that, if entered into prior to the date of this Agreement, would have been required to be listed in
Section 3.13 of the Company Disclosure Schedule, or (F) execute any new lease or modify, renew, amend or extend any existing Company Lease.

          (g) except as may be required by contractual commitments or corporate policies with respect to severance or termination pay in existence on the date of this Agreement as disclosed in Section 3.11(b) of the Company Disclosure
Schedule: (A) increase the compensation or benefits payable or to become payable to its directors, officers or employees (except for increases in accordance with past practices in salaries or wages of officers and employees of the Company or any Company Subsidiary which are not across-the-board increases); (B) grant any rights to severance or termination pay to, or enter into any employment or severance agreement with, any director, officer or other employee of the Company or any Company Subsidiary, or establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, officer or employee, except to the extent required by applicable Law or the terms of a collective bargaining agreement in existence on the date of this Agreement; (C) take any affirmative action to amend or waive any performance or vesting criteria or accelerate vesting, exercisability or funding under any Company Benefit Plan; or (D) create or increase the benefits payable or accruing under any Company Benefit Plan;

          (h) (A) pre-pay any long-term debt, or pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), except in the ordinary course of business consistent with past practice and in accordance with their terms, (B) accelerate or delay collection of notes or accounts receivable in advance of or beyond their regular due dates or the dates when the same would have been collected in the ordinary course of business consistent with past practice or (C) delay or accelerate payment of any account payable in advance of its due date or the date such liability would have been paid in the ordinary course of business consistent with past practice;

          (i) make any material change in accounting policies or procedures, other than in the ordinary course of business consistent with past practice or except as required by GAAP or by a Governmental Entity;

          (j) settle or compromise any material litigation or waive, release or assign any material rights or claims;

          (k) make any material Tax election (unless the Company reasonably determines, after prior consultation with Buyer, that such action is (a) required by Law or the Company Operating Partnership Agreement; (b) necessary or appropriate to preserve the Company's status as a REIT or the partnership status of the Company Operating Partnership or any other Company Subsidiary which files Tax Returns as a partnership for federal tax purposes; or (c) commercially reasonable in the context of the Company's business and relates to a change in Law in 2001 or thereafter); PROVIDED, that, subject to SECTION 5.1(h), nothing in this Agreement shall preclude the Company from designating dividends paid by it as "capital gain dividends" within the meaning of Section 857 of the Code (with the prior written consent) of Buyer, which consent will not be unreasonably withheld) or electing to treat any entity as a "taxable REIT subsidiary" (within the meaning of Section 856(i) of the Code); or settle or compromise any material liability for Taxes;

          (l) modify, amend or terminate any material confidentiality or standstill agreement to which the Company is a party or waive, release or assign any material rights or claims thereunder;

          (m) write up, write down or write off the book value of any assets, individually or in the aggregate, for the Company and the Company Subsidiaries taken as a whole, except as required by and in accordance with GAAP consistently applied;

          (n) take any action to exempt or make not subject to any state takeover law or state law that purports to limit or restrict business combinations or the ability to acquire or vote shares, any Person (other than Buyer) or any action taken thereby, which Person or action would have otherwise been subject to the restrictive provisions thereof and not exempt therefrom;

          (o) enter into any agreement or arrangement that limits or otherwise restricts the Company or any of the Company Subsidiaries or any successor thereto or that could, after the Effective Time, limit or restrict the Buyer or any successor thereto, from engaging or competing in any line of business or in any geographic area;

          (p) take any action that is intended or would reasonably be expected to result in any of the conditions to the Merger set forth in ARTICLE VI not being satisfied except, in every case, as may be required by applicable Law;

          (q) modify, renew, amend or extend the lease for the Company's principal executive offices located at 100 East Pratt Street, Baltimore, Maryland; or

          (r) authorize or enter into any agreement or otherwise make any commitment to do any of the foregoing.

          SECTION 5.2 CONDUCT OF BUSINESS BY BUYER PENDING THE CLOSING. Except as set forth in Section 5.2(a) of the Buyer Disclosure Schedule or as specifically permitted by any other provision of this Agreement, Buyer shall not (unless required by applicable Law or any stock exchange regulations applicable to Buyer), during the period from the date of this Agreement to the earlier of the termination of this Agreement or the Effective Time, directly or indirectly, do, or agree to do, any of the following, without the prior written consent of the Company:

               (i) take any action that is intended or could reasonably be expected to result in any of the conditions to the Merger set forth in
          ARTICLE VI not being satisfied, except, in every case, as may be required by applicable Law; or

               (ii) authorize or enter into any agreement or otherwise make any commitment to do any of the foregoing.

          SECTION 5.3 COOPERATION. The Company and Buyer shall coordinate and cooperate in connection with (A) the preparation of the Proxy Statement and any Other Filings, (B) determining whether any action by or in respect of, or filing with, any Governmental Entity is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any Company Material Contracts, in connection with the consummation of the Merger and (C) seeking any such actions, consents, approvals or waivers or making any such filings, furnishing information required in connection therewith or with the Proxy Statement or any Other Filings and timely seeking to obtain any such actions, consents, approvals or waivers.

          SECTION 5.4  PROXY STATEMENT.

          (a) As promptly as practicable after the execution of this Agreement, Buyer and the Company shall cooperate in the preparation and the Company shall file with the SEC a proxy statement relating to the Company Stockholders' Meeting (together with any amendments thereof or supplements thereto, the "PROXY STATEMENT"). Each of Buyer and the Company shall prepare and file with the SEC any Other Filings as and when required or requested by the SEC. Each of Buyer and the Company will use all reasonable efforts to respond to any comments made by the SEC with respect to the Proxy Statement and any Other Filings. Each of Buyer and the Company shall furnish all information concerning it and the holders of its capital stock or other equity interests as the other may reasonably request in connection with such actions and the preparation of the Proxy Statement and any Other Filings. The Proxy Statement shall (subject to the last sentence of SECTION 5.7(c) hereof) include the recommendation of the Company Board that the Company Board has determined that the Merger Consideration to be received by the Company's stockholders is fair, from a financial point of view, to the Company's stockholders. The Company agrees to file the Proxy Statement in preliminary form with the SEC as promptly as reasonably practicable.

          (b) Subject to the last sentence of SECTION 5.7(c) hereof, no amendment or supplement to the Proxy Statement or any Other Filings will be made by Buyer or the Company without the approval of the other party (which approval shall not be unreasonably withheld or delayed). The Company will advise Buyer, promptly after it receives notice thereof, of the time when the Proxy Statement and any supplement or amendment to the Proxy Statement has been filed, and of any request by the SEC for amendment of the Proxy Statement or any Other Filings or comments thereon and responses thereto or requests by the SEC for additional information. The Company will use its reasonable best efforts to cause the definitive Proxy Statement and all required amendments and supplements thereto to be mailed to its stockholders as promptly as practicable after the date hereof.

          (c) If at any time prior to the Effective Time, any event or circumstance relating to Buyer, or Buyer's officers or managers, should be discovered by Buyer which should be set forth in an amendment or a supplement to the Proxy Statement or any Other Filing, Buyer shall promptly inform the Company. Any documents that Buyer is responsible for filing with the SEC in connection with the transactions contemplated herein will comply as to form and substance in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder and other applicable Law.

          (d) If at any time prior to the Effective Time, any event or circumstance relating to the Company or any Company Subsidiary, or their respective officers or directors, should be discovered by the Company which should be set forth in an amendment or a supplement to the Proxy Statement or any Other Filing, the Company shall promptly inform Buyer. All documents that the Company is responsible for filing with the SEC in connection with the transactions contemplated herein will comply as to form and substance in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder and other applicable Law.

          SECTION 5.5 STOCKHOLDERS' MEETING. The Company shall call and hold a meeting of its stockholders (the "COMPANY STOCKHOLDERS' MEETING") as promptly as practicable for the purpose of voting upon the approval of the Merger, and the Company shall use its best efforts to hold the Company Stockholders' Meeting and to obtain the requisite vote on the transactions contemplated hereby of the Company's stockholders as soon as practicable after the date on which the definitive Proxy Statement is mailed to its stockholders. Without limiting the foregoing, the Company may cause the Company Stockholders' Meeting to be adjourned from time to time in accordance with the Company By-laws.

          SECTION 5.6  ACCESS TO INFORMATION; CONFIDENTIALITY.

          (a) From the date of this Agreement to the earlier of the termination of this Agreement or the Effective Time, the Company shall, and shall cause each Company Subsidiary and each of their respective directors, officers, employees, accountants, consultants, legal counsel, advisors and agents and other representatives (collectively, the "COMPANY REPRESENTATIVES") to (A) provide to Buyer and Buyer's officers, managers, employees, accountants, consultants, legal counsel, lenders, advisors, agents and other representatives (collectively, "BUYER REPRESENTATIVES") reasonable access during normal business hours upon reasonable advance notice to the Company Real Properties and the officers, employees, agents, properties, including the Company Real Properties; offices and other facilities of such party and its subsidiaries and to the books and records thereof and (B) furnish reasonably promptly such information concerning the business, properties, contracts, assets, liabilities, personnel and other aspects of such party and its subsidiaries as Buyer or Buyer Representatives may reasonably request. No investigation conducted pursuant to this SECTION 5.6(a) shall affect or be deemed to modify or limit any representation or warranty made in this Agreement.

          (b)  With respect to the information disclosed pursuant to
SECTION 5.6(a), Buyer shall comply with, and shall cause Buyer Representatives to comply with, all of their respective obligations under the confidentiality agreement previously executed by the Company and the Lightstone Group, LLC (the "CONFIDENTIALITY AGREEMENT").

          (c) Notwithstanding anything else in this Agreement or the Confidentiality Agreement, any information relating to "tax structure" or "tax treatment" (in each case, within the meaning of Treasury Regulation
Section 1.6011-4) of the transactions contemplated hereby shall not be confidential and may be disclosed by any party hereto without limitation of any kind. This provision is intended to cause the transactions contemplated hereby not to be offered under "conditions of confidentiality" for purposes of Treasury Regulation Section 1.6011-4(b)(3) and shall be construed consistently with such purpose.

          SECTION 5.7  NO SOLICITATION OF TRANSACTIONS.

          (a) Except as expressly provided by SECTION 5.1, none of the Company or any Company Subsidiary shall, directly or indirectly, take (and the Company shall not authorize or permit the Company Representatives to take) any action to
(A) encourage (including by way of furnishing non-public information), solicit, initiate or facilitate any Acquisition Proposal, (B) enter into any agreement with respect to any Acquisition Proposal or enter into any agreement, arrangement or understanding requiring it to abandon, terminate or fail to consummate the Merger or any other transaction contemplated by this Agreement or
(C) participate in any way in discussions or negotiations with, or furnish any information to, any Person in connection with, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Acquisition Proposal; PROVIDED, HOWEVER, that if, at any time prior to the Exercise Date, the Company Board determines in good faith, after consultation with outside counsel, that it otherwise likely would be inconsistent with its duties under Maryland Law, the Company may, in response to a Superior Proposal and subject to the Company's compliance with SECTION 5.5 and SECTION 5.7(b), (x) furnish information with respect to the Company and the Company Subsidiaries to the Person, or its representatives, making such

Superior Proposal pursuant to a customary confidentiality agreement the benefits of the terms of which are not materially more favorable to the other party to such confidentiality agreement than those in place with Buyer and (y) participate in discussions and negotiations, directly or indirectly through such third party's representatives, with respect to such Superior Proposal. Upon execution of this Agreement, the Company shall cease immediately and cause to be terminated any and all existing discussions or negotiations with any parties conducted heretofore with respect to an Acquisition Proposal and promptly request that all confidential information with respect thereto furnished on behalf of the Company be returned.

          (b) The Company shall, as promptly as practicable (and in no event later than five (5) Business Days after receipt thereof), advise Buyer of any inquiry received by any officer or director of the Company or, to the Knowledge of the Company, any Company Representative, relating to any potential Acquisition Proposal and of the material terms of any proposal or inquiry, including the identity of the Person making the same, that it may receive in respect of any such potential Acquisition Proposal, or of any information requested from it or of any negotiations or discussions being sought to be initiated with it, shall furnish to Buyer a copy of any such proposal or inquiry, if it is in writing, or a written summary of any such proposal or inquiry, if it is not in writing, and shall keep Buyer fully informed on a prompt basis with respect to any developments with respect to the foregoing.

          (c) Except as set forth in the next sentence, neither the Company Board nor any committee thereof shall (A) withdraw or modify, or propose publicly to withdraw or modify, in a manner adverse to Buyer the approval or recommendation by the Company Board or such committee of the adoption and approval of the Merger (the "COMPANY RECOMMENDATION") and the matters to be considered at the Company Stockholders' Meeting, (B) other than the Merger, approve or recommend, or propose publicly to approve or recommend, any Acquisition Proposal or (C) other than the Merger, cause the Company to enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement related to any Acquisition Proposal (except for a confidentiality agreement with a third party that has made a Superior Proposal as permitted by SECTION 5.7(a)). Nothing contained in this SECTION 5.7 shall prohibit the Company (x) from taking and disclosing to its stockholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) promulgated under the Exchange Act or (y) in the event that a Superior Proposal is made and the Company Board determines in good faith, after consultation with outside counsel, that it otherwise likely would be inconsistent with its duties under Maryland law, from (1) withdrawing or modifying its recommendation of the Merger no earlier than seven (7) Business Days following the day of delivery of written notice to Buyer of its intention to do so or (2) at any time after such seven
(7) Business Day period referred to in clause (y) (1) of this sentence, terminating this Agreement pursuant to SECTION 7.1(f) and entering into an agreement with respect to the Superior Proposal; PROVIDED, that the Company shall, concurrently with entering into such an agreement, pay or cause to be paid to Buyer the Termination Fee (as defined in SECTION 7.2(e)), so long as the Company has otherwise complied with the provisions of SECTIONS 5.7(a) and (b). Notwithstanding the foregoing, in the event the Company Board or any committee thereof, after having declared the Merger advisable, withdraws or modifies such declaration or its recommendation of the approval of the Merger, or recommends that the stockholders reject the Merger, unless this Agreement has been terminated pursuant to the provisions of ARTICLE VII hereof, the Company shall nevertheless call and hold the Company

Stockholders' Meeting and submit the Merger to the stockholders of the Company for their approval as provided in Section 3-105(d) of the MGCL.

          SECTION 5.8  APPROPRIATE ACTION; CONSENTS; FILINGS.

          (a) The Company and Buyer shall use their commercially reasonable efforts to (A) perform or comply with all agreements and covenants required by this Agreement and each Ancillary Agreement to be performed or complied with by the Company or Buyer, as the case may be, on or prior to the Effective Time,
(B)take, or cause to be taken, all appropriate action, and do, or cause to be done, all things necessary, proper or advisable under applicable Law or otherwise to consummate and make effective the transactions contemplated by this Agreement and each Ancillary Agreement as promptly as practicable, (C) obtain from any Governmental Entity any consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made by Buyer or the Company or any of their respective subsidiaries, or to avoid any action or proceeding by any Governmental Entity, in connection with the authorization, execution and delivery of this Agreement and each Ancillary Agreement and the consummation of the transactions contemplated herein and therein, including, without limitation, the Merger, and (D) make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement and each Ancillary Agreement and the Merger required under (y) the Exchange Act and any other applicable federal or state securities Laws and (z) any other applicable Law; PROVIDED, that the Company and Buyer shall cooperate with each other in connection with the making of all such filings, including providing copies of all such documents to the non-filing party and its advisors prior to filing and, if requested, to accept all reasonable additions, deletions or changes suggested in connection therewith, PROVIDED, HOWEVER, that nothing in this SECTION 5.8(a) shall require the Company or Buyer to agree to (i) the imposition of conditions, (ii) the requirement of divestiture of assets or property or (iii) the requirement of expenditure of money by the Company or Buyer to a third party in exchange for any such consent. The Company and Buyer shall furnish to each other all information required for any application or other filing under the rules and regulations of any applicable Law (including all information required to be included in the Proxy Statement) in connection with the transactions contemplated by this Agreement and each Ancillary Agreement.

          (b) The Company and Buyer shall give (or shall cause their respective subsidiaries to give) any notices to third parties, and use, and cause their respective subsidiaries to use, efforts in accordance with SECTION 5.8(a) to obtain any third party consents, (A) necessary, proper or advisable to consummate the transactions contemplated in this Agreement and each Ancillary Agreement, (B) required to be disclosed in the Company Disclosure Schedule or the Buyer Disclosure Schedule, as applicable, (C) required to prevent a Company Material Adverse Effect from occurring prior to or after the Effective Time or Buyer Material Adverse Effect from occurring prior to or after the Effective Time or (D) otherwise referenced in SECTION 6.1(c) or SECTION 6.2(d).

          (c) From the date of this Agreement until the earlier of the termination of this Agreement or the Effective Time, the Company and Buyer each shall promptly notify the other party in writing of any pending or, to the Knowledge of the Company or Buyer, as the case may be, threatened action, suit, arbitration or other proceeding or investigation by any Governmental Entity or any other Person (A) challenging or seeking material damages in connection with the

Merger or the conversion of Company Common Stock, Company Series A Preferred Stock and Company Series B Preferred Stock into the right to receive Merger Consideration pursuant to the Merger or (B) seeking to restrain or prohibit the consummation of the Merger or otherwise limit the right of Buyer to own or operate all or any portion of the businesses or assets of the Company or any Company Subsidiary.

          SECTION 5.9 COMFORT LETTER. The Company shall use efforts in accordance with SECTION 5.8(a) to cause to be delivered to Buyer a comfort letter from its independent public accountants, dated a date within two (2) Business Days before the Effective Time, in form and substance reasonably satisfactory to Buyer and customary in scope and substance for comfort letters delivered by independent public accountants.

          SECTION 5.10 CERTAIN NOTICES.

          (a) From and after the date of this Agreement until the earlier of the termination of this Agreement or the Effective Time, the Company shall give prompt notice to Buyer, and Buyer shall give prompt notice to the Company, if
(i) any representation or warranty made by it contained in this Agreement that is qualified as to materiality becomes untrue or inaccurate in any respect or any such representation or warranty that is not so qualified becomes untrue or inaccurate in any material respect or (ii) it fails to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; PROVIDED, HOWEVER, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement; PROVIDED FURTHER, HOWEVER, that such notification required pursuant to clause (i) above shall be required promptly after the party becomes aware of such untruth or inaccuracy.

          (b) From and after the date of this Agreement until the earlier of the termination of this Agreement or the Effective Time, the Company shall give prompt written notice to Buyer of any material matters involving or affecting the Company or any of the Company Subsidiaries, including, without limitation:
(i) any action, suit, arbitration or other proceeding or investigation that is asserted or instituted against the Company or any Company Subsidiary, and (ii) any action that is set forth on Schedule 5.1 of the Company Disclosure Schedule and that is taken by the Company without the consent of Buyer.

          (c) From and after the date of this Agreement until the earlier of the termination of this Agreement and the Effective Time, the Company shall promptly deliver to Buyer copies of monthly, quarterly and annual financial statements that are prepared by or on behalf of the Company in the ordinary course of business consistent with past practices.

          SECTION 5.11 PUBLIC ANNOUNCEMENTS. The parties shall consult with each other before issuing any press release or otherwise making any public statements with respect to the Merger and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable Law, if it has used its commercially reasonable efforts to consult with the other party and to obtain such party's consent but has been unable to do so in a timely manner.

          SECTION 5.12 EMPLOYEE BENEFIT MATTERS.

          (a) Upon and after the Effective Time, the Surviving Entity (or its successors or assigns) shall assume the Company's obligations under any and all employment contracts and agreements and the Long-Term Incentive Plan.

          (b) Upon and after the Effective Time, the Surviving Entity (or its successors or assigns) shall become an adopting employer of the Company Employee Benefit Plans and shall otherwise continue in effect the Company Employee Benefit Plans and provide benefits to the employees of the Company that are substantially similar in all material respects, on a plan-by-plan basis, to the Company Employee Benefit Plans in which such employees participated prior to the Closing Date. With respect to any such plan which is an "employee benefit plan" as defined in Section 3(3) of ERISA and any other service based benefits (including vacations) in which the employees of the Company may participate, solely for purposes of determining eligibility to participate, vesting and entitlement to benefits but not for purposes of accrual of benefits (except in the case of accrued vacation, sick or personal time), service with the Company or any Company Subsidiary shall be treated as service with the Surviving Entity. Without limiting the foregoing, the Surviving Entity shall not treat any Company employee as a "new" employee for purposes of any pre-existing condition exclusions, waiting periods, evidence of insurability requirements or similar provision under any health or other welfare plan, and will make appropriate arrangements with its insurance carrier(s), to the extent applicable, to ensure such result.

          SECTION 5.13 INDEMNIFICATION OF DIRECTORS AND OFFICERS.

          (a) The organizational documents of the Surviving Entity shall contain the provisions with respect to indemnification set forth in the Company Charter and Company By-laws on the date of this Agreement, which provisions shall not be amended, repealed or otherwise modified for a period of six (6) years after the Effective Time in any manner that would adversely affect the rights thereunder of individuals who at any time prior to the Effective Time were directors or officers of the Company or the Company Subsidiaries in respect of actions or omissions occurring at or prior to the Effective Time (including, without limitation, the transactions contemplated by this Agreement), unless such modification is required by Law.

          (b) The Company and, from and after the Effective Time, the Surviving Entity shall indemnify, defend and hold harmless the present and former officers and directors of the Company or any Company Subsidiary (collectively, the "INDEMNIFIED PARTIES") against all losses, expenses, claims, damages, liabilities or amounts that are paid in settlement of, with the approval of the Surviving Entity (which approval shall not unreasonably be withheld), or otherwise incurred in connection with any claim, action, suit, proceeding or investigation (a "CLAIM"), based in whole or in part by reason of the fact that such person is or was a director or officer of the Company and arising out of actions, events or omissions occurring at or prior to the Effective Time (including, without limitation, the transactions contemplated by this Agreement), in each case to the fullest extent permitted under the Laws of the State of Maryland ("MARYLAND LAW") (and shall pay expenses in advance of the final disposition of any such action or proceeding to each Indemnified Party to the fullest extent permitted under Maryland Law, upon receipt from the Indemnified Party to whom expenses are advanced of the undertaking to repay such advances contemplated by Section 2-418(f) of Maryland Law).

          (c) Without limiting the foregoing, in the event any Claim is brought against any Indemnified Party after the Effective Time (whether arising before or after the Effective Time), (i) the Indemnified Parties may retain the Company's regularly engaged independent legal counsel or other independent legal counsel satisfactory to them, provided that such other counsel shall be reasonably acceptable to the Surviving Entity, (ii) the Surviving Entity shall pay all reasonable fees and expenses of such counsel for the Indemnified Parties promptly as statements therefor are received and (iii) the Surviving Entity will use its reasonable commercial efforts to assist in the vigorous defense of any such matter, PROVIDED, that the Surviving Entity shall not be liable for any settlement of any Claim effected without its written consent, which consent shall not be unreasonably withheld. Any Indemnified Party wishing to claim indemnification under this SECTION 5.13 upon learning of any such Claim shall notify the Surviving Entity (although the failure so to notify the Surviving Entity shall not relieve the Surviving Entity from any liability which the Surviving Entity may have under this SECTION 5.13, except to the extent such failure materially prejudices the Surviving Entity's position with respect to such claim). The Indemnified Parties as a group may retain no more than one law firm (in addition to local counsel) to represent them with respect to each such matter unless there is, under applicable standards of professional conduct (as determined by counsel to the Indemnified Parties), an actual conflict between the interests of any two or more Indemnified Parties, in which event such additional counsel as may be required may be retained by the Indemnified Parties.

          (d) For a period of six (6) years after the Effective Time, the Surviving Entity shall cause to be maintained in effect liability insurance policies for directors and officers on terms not less favorable than those in effect on the date hereof in terms of coverage and amounts ("D&O INSURANCE"), to the extent that such D&O Insurance can be maintained annually at a cost to the Surviving Entity not greater than one hundred and fifty percent (150%) of the annual premium for the Company directors' and officers' liability insurance as of the Closing Date; provided that if such insurance cannot be so maintained or obtained at such annualized costs, the Surviving Entity shall maintain or obtain as much of such insurance on an annual basis as can be so maintained or obtained at a cost equal to one hundred and fifty percent (150%) of the annual premium for the Company directors' and officers' liability insurance as of the Closing Date. At the Effective Time, the Surviving Entity shall purchase D&O Insurance, on the terms and subject to the limitations decribed in the foregoing sentence, for the period beginning on the Closing Date and ending on the first anniversary thereof.

          (e) Each Indemnified Party shall have rights as a third party beneficiary under this SECTION 5.13 as separate contractual rights for his or her benefit and such right shall be enforceable by such Indemnified Party, its heirs and personal representatives and shall be binding on the Surviving Entity and its successors and assigns. If requested by an Indemnified Party, the Surviving Entity shall enter into an indemnity agreement with such Indemnified Party evidencing the Surviving Entity's obligations under this SECTION 5.13.

          (f) In the event any claim is made against any Indemnified Party that is covered or potentially covered by D&O Insurance, the Surviving Entity shall not take any action or fail to take any action that would forfeit, jeopardize, restrict or limit the insurance coverage available for such claim until the final disposition thereof. The provisions of this SECTION 5.13(f) (i) shall survive the closing of the Merger, are intended to benefit the Company, the Surviving Entity and each Indemnified Party (each of whom and their heirs and legal representatives shall be entitled to enforce this SECTION 5.13(f) against the Surviving Entity), and the Surviving Entity shall pay all reasonable legal fees and disbursements (if any) incurred by or on behalf of any such person in successfully enforcing its rights under this SECTION 5.13 and (ii) are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by contract or otherwise.

          SECTION 5.14 TAX MATTERS.

          (a) All tax-sharing agreements or similar agreements with respect to or involving the Company, the Company Operating Partnership or any of their subsidiaries set forth in Section 5.14 of the Company Disclosure Schedule shall be terminated prior to the Closing Date, and, after the Closing Date, no such entity shall be bound thereby or have any liability thereunder for amounts due in respect of periods prior to the Closing Date.

          (b) From and after the date hereof through the Effective Time, the Company shall use efforts in accordance with Section 5.8(a) to maintain its qualification as a REIT.

          (c)  The applicable parties shall file all forms required by
Section 1060 of the Code (and any applicable State or local equivalent).

          (d) Buyer and the Company agree to allocate the consideration paid for the purchased assets (i.e., the purchase price plus any debt assumed by Buyer) as detailed in Section 5.14 of the Buyer's Disclosure Schedule for all purposes.

          SECTION 5.15 RESIGNATIONS. On the Closing Date, the Company shall cause the directors and officers of each of the Company Subsidiaries to submit their resignations from such positions, effective as of the Effective Time, as requested by Buyer.

          SECTION 5.16 AMENDMENT TO COMPANY OPERATING PARTNERSHIP AGREEMENT. Subject to the approval of the Amendment and Restatement of the Company Operating Partnership Agreement by the requisite vote of holders of Company OP Units, concurrently with the Effective Time, the Company, as the general partner of the Company Operating Partnership, shall use efforts in accordance with
Section 5.8(a) to cause the Company Operating Partnership Agreement to be amended and restated substantially in the form set forth on EXHIBIT C hereto (the "AMENDMENT AND RESTATEMENT OF THE COMPANY OPERATING PARTNERSHIP AGREEMENT"). Buyer agrees that at the Effective Time, it shall execute the Amendment and Restatement of the Company Operating Partnership Agreement as the General Partner succeeding to the rights, interests and obligations of the Company.

          SECTION 5.17 ESTOPPEL CERTIFICATES. To assist Buyer in connection with
(a) its efforts to secure financing for the transactions contemplated hereby and
(b) the operations of the Surviving Entity after the Closing Date, the Company agrees to use efforts in accordance with Section 5.8(a) to procure estoppel certificates from certain major tenants as reasonably requested by Buyer in writing (which writing shall identify the specific tenants). For the avoidance of doubt, Buyer acknowledges and agrees that Buyer's obligation to effect the Merger and the transactions contemplated herein are not subject to the procurement of any estoppel certificates contemplated by this SECTION 5.17.

          SECTION 5.18 COMPANY CHARTER AMENDMENT. The Company shall use efforts in accordance with Section 5.8(a) to cause an amendment to the Company Charter substantially in the form set forth on EXHIBIT D hereto (the "COMPANY CHARTER AMENDMENT") to be approved by the holders of a majority of the issued and outstanding Company Common Stock at the Company Stockholders' Meeting.

                                   ARTICLE VI
                            CONDITIONS TO THE MERGER

          SECTION 6.1 CONDITIONS TO OBLIGATIONS OF EACH PARTY. The respective obligations of each party to effect the Merger and the other transactions contemplated herein shall be subject to the satisfaction at or prior to the Effective Time of the following conditions, any or all of which may be waived, in whole or in part, to the extent permitted by applicable Law:

          (a) STOCKHOLDER APPROVAL. This Agreement and the Merger shall have been approved and adopted by the requisite vote of the stockholders of the Company.

          (b) NO ORDER. No Governmental Entity of competent jurisdiction or arbitrator shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, judgment, injunction or arbitration award or finding or other order (whether temporary, preliminary or permanent), in any case which is in effect and which prevents or prohibits consummation of the Merger.

          (c) FILINGS, CONSENTS AND APPROVALS. All filings, consents, approvals and authorizations of any Governmental Entity identified in SECTION 3.5 or
SECTION 4.3 or as identified in the related sections of the Company Disclosure Schedule or the Buyer Disclosure Schedule shall have been made or obtained, except where the failure to so make or obtain such filings, consents, approvals or authorizations would not cause a Company Material Adverse Effect or a Buyer Material Adverse Effect and could not be reasonably expected to subject the parties hereto or their respective directors, officers, members, agents or advisors to the risk of criminal liability.

          SECTION 6.2 ADDITIONAL CONDITIONS TO OBLIGATIONS OF BUYER. The obligations of Buyer to effect the Merger and the other transactions contemplated herein are also subject to the satisfaction or waiver at or prior to the Effective Time of the following additional conditions:

          (a) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of the Company contained in this Agreement and each Ancillary Agreement, without giving any effect to any materiality qualifications or references to materiality therein, shall be true and correct as of the date hereof and as of the Effective Time as though made on and as of the Effective Time (except as otherwise contemplated or permitted by this Agreement and except that those representations and warranties which address matters only as of a particular date need only be true and correct as of such date). Buyer shall have received a certificate of the Chief Executive Officer or Chief Financial Officer of the Company on behalf of the Company to that effect. The conditions contained in this SECTION 6.2(a) shall be deemed satisfied notwithstanding any failure of a representation or warranty of the Company to be true and correct as of the date hereof and as of the Effective Time, without giving any effect to any materiality qualifications or references to materiality therein, if the aggregate amount of Buyer Economic Losses does not exceed $4,500,000.

          (b) AGREEMENTS AND COVENANTS. The Company shall have performed or complied in all respects with all agreements and covenants required by this Agreement and each Ancillary Agreement to be performed or complied with by it on or prior to the Effective Time. Buyer shall have received a certificate of the Chief Executive Officer or Chief Financial Officer of the Company on behalf of the Company to that effect. The condition contained in this SECTION 6.2(b) shall be deemed satisfied notwithstanding any failure of the Company to perform or comply in all respects with all agreements and covenants required by this Agreement and each Ancillary Agreement to be performed or complied with by it on or prior to the Effective Time if the aggregate amount of Buyer Economic Losses does not exceed $4,500.000.

          (c) TAX OPINION. Buyer shall have received a tax opinion of Winston & Strawn in form and substance substantially similar to the form of opinion attached hereto as EXHIBIT E-1 which tax opinion shall be based upon an officer's certificate of an officer of Prime Retail in form and substance substantially similar to the form of officer's certificate attached to the tax opinion that is attached hereto as EXHIBIT E-1.

          (d) CONSENTS AND APPROVALS. All consents, approvals and authorizations identified in Section 6.2 of the Company Disclosure Schedule shall have been obtained.

          (e) COMFORT LETTER. Buyer shall have received from Ernst & Young LLP the comfort letter described in, and at the time specified, in SECTION 5.9.

          (f) MATERIAL ADVERSE EFFECT. Since the date of this Agreement, there shall not have occurred any Company Material Adverse Effect.

          (g) DISSENTING SHARES. Buyer shall have received evidence, in form and substance reasonably satisfactory to Buyer, that the number of Dissenting Shares shall constitute no more than 3% of the total number of shares of Company Stock outstanding immediately prior to the Effective Time.

          (h) TERMINATION OF CERTAIN AGREEMENTS. All outstanding options granted pursuant to the Company Stock Option Plans shall have been cancelled in the manner contemplated by SECTION 1.7(a) hereof and all outstanding Warrants shall have been either cancelled or adequate provision made therefor in the manner contemplated by SECTION 1.7(b) hereof.

          (i) AMENDMENT AND RESTATEMENT OF THE COMPANY PARTNERSHIP OPERATING AGREEMENT. The Amendment and Restatement of the Company Partnership Operating Agreement shall have been approved by the requisite vote of holders of Company OP Units.

          (j) CORPORATE LEGAL OPINION. Buyer shall have received an opinion of Winston & Strawn in form and substance substantially similar to the form of opinion attached hereto as EXHIBIT E-2.

          SECTION 6.3 ADDITIONAL CONDITIONS TO OBLIGATIONS OF THE COMPANY. The obligation of the Company to effect the Merger and the other transactions contemplated herein are also subject to the satisfaction or waiver at or prior to the Effective Time of following additional conditions:

          (a) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of Buyer contained in this Agreement and each Ancillary Agreement, without giving any effect to any materiality qualifications or references to materiality therein, shall be true and correct as of the date hereof and as of the Effective Time as though made on and as of the Effective Time (except as otherwise contemplated or permitted by this Agreement and except that those representations and warranties which address matters only as of a particular date need only be true and correct as of such date). The Company shall have received a certificate of the Chief Executive Officer or Chief Financial Officer of Buyer to that effect. The conditions contained in this SECTION 6.3(a) shall be deemed satisfied notwithstanding any failure of a representation or warranty of Buyer to be true and correct as of the date hereof and as of the Effective Time, without giving any effect to any materiality qualifications or references to materiality therein, if the aggregate amount of Company Economic Losses does not exceed $4,500,000.

          (b) AGREEMENTS AND COVENANTS. Buyer shall have performed or complied in all respects with all agreements and covenants required by this Agreement and each Ancillary Agreement to be performed or complied with by it on or prior to the Effective Time. The Company shall have received a certificate of the Chief Executive Officer, Chief Financial Officer or Managing Member, as the case may be, of Buyer to that effect. The conditions contained in this SECTION 6.3(b) shall be deemed satisfied notwithstanding any failure of the Buyer to perform or comply in all respects with all agreements and covenants required by this Agreement and each Ancillary Agreement to be performed or complied with by it on or prior to the Effective Time if (i) Buyer shall have paid the Merger Consideration to the Paying Agent as and when due following the satisfaction or waiver of all of the conditions to the Buyer's obligation to effect the Merger and the other transactions contemplated herein and (ii) the aggregate amount of Company Economic Losses does not exceed $4,500,000.

                                   ARTICLE VII
                        TERMINATION, AMENDMENT AND WAIVER

          SECTION 7.1 TERMINATION. This Agreement may be terminated, and the Merger contemplated hereby may be abandoned, at any time prior to the Effective Time, whether before or after approval of the matters presented in connection with the Merger by the stockholders of the Company:

          (a) By mutual written consent of Buyer, on the one hand, and the Company, on the other hand;

          (b) By either the Company by written notice to Buyer, on the one hand, or Buyer, by written notice to the Company, on the other hand, if the Merger shall not have been consummated prior to January 11, 2004 (the "OUTSIDE DATE"); PROVIDED, HOWEVER, that the right to terminate this Agreement under this
SECTION 7.1(b) shall not be available to any party or parties whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Merger to occur on or before such date;

          (c) By either the Company by written notice to Buyer, on the one hand, or Buyer, by written notice to the Company, on the other hand, if any Governmental Entity shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement or any Ancillary Agreement, and such order, decree, ruling or other action shall have become final and nonappealable (which order, decree, ruling or other action the parties shall have used their commercially reasonable efforts to resist, resolve or lift, as applicable, subject to the provisions of SECTION 5.8);

          (d) By either the Company by written notice to Buyer, on the one hand, or Buyer by written notice to the Company, on the other hand, if the approval by the stockholders of the Company required for the consummation of the Merger or the other transactions contemplated hereby shall not have been obtained by reason of the failure to obtain the required vote at a duly held meeting of stockholders or at any adjournment thereof; provided that if the Company has failed to fulfill its obligation to call and conduct the meeting of its stockholders under SECTION 5.5, Company shall not have a right to terminate this Agreement under this SECTION 7.1(d);

          (e) By Buyer by written notice to the Company if (A) the Company Board shall have withdrawn, or adversely modified, or after receipt by the Company of an Acquisition Proposal (and to the extent such proposal is public) failed upon Buyer's request to reconfirm its recommendation of the Merger or this Agreement within ten (10) Business Days after its receipt of Buyer's request (it being understood, however, that for all purposes of this Agreement, the fact that the Company has supplied any Person with information regarding the Company or has entered into a confidentiality agreement or discussions or negotiations with such Person as permitted by, or without violating, this Agreement, or the disclosure of such facts (if required by law or otherwise permitted by this Agreement) shall not be deemed in and of itself a withdrawal or adverse modification of such recommendations); (B) the Company Board shall have recommended to the stockholders of the Company that they approve an Acquisition Proposal other than that contemplated by this Agreement or shall have determined to accept a Superior Proposal; (C) a tender offer or exchange offer that, if successful, would result in any Person or group becoming a beneficial owner of 10% or more of the outstanding shares of Company Stock is commenced (other than by Buyer or any of its affiliates) and the Company Board recommends that the stockholders of the Company tender their shares in such tender or exchange offer; or (D) any Person (other than Buyer or any of its affiliates) or group becomes the beneficial owner of 10% or more of the outstanding shares of Company Stock;

          (f) By the Company by written notice to Buyer, if prior to the adoption of this Agreement and the Merger by the stockholders of the Company, concurrently with, or promptly after, termination of this Agreement pursuant to this SECTION 7.1(f), the Company enters into an agreement with respect to a Superior Proposal; PROVIDED, that this Agreement may not be so terminated under this SECTION 7.1(f) unless (A) the Company Board determines in good faith, after consultation with outside counsel, that failure to take such action likely would be inconsistent with its duties under Maryland Law, (B) not fewer than five (5) Business Days prior to taking such action, Buyer is notified of the Company Board's intention to take such action, (C) the Company Board determines in good faith after consultation with outside counsel and the Company's financial advisor, that such Acquisition Proposal continues to be a Superior Proposal after (1) taking into account any proposed amendment of the terms of the Merger by Buyer and (2) negotiating in good faith with Buyer concerning any such new proposal by Buyer prior to the expiration of such three (3) Business Day period, (D) the Company has complied with the notice provisions of SECTION 5.7(b) and (c) and (E) the Company pays or causes to be paid the Termination Fee pursuant to
SECTION 7.2(e);

          (g) By Buyer by written notice to the Company (A) if since the date of this Agreement, there shall have been any event, development or change of circumstance that constitutes, has had or could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect and such Company Material Adverse Effect is not cured within ten (10) days after written notice thereof or if (B)(1) there shall be breached in any material respect any covenant or agreement on the part of the Company set forth in this Agreement or any Ancillary Agreement such that the conditions set forth in SECTION 6.2(b) would be incapable of being satisfied by the Outside Date (or as otherwise extended), or (2) (i) any representation or warranty of the Company set forth in this Agreement or any Ancillary Agreement shall not be true and correct (without giving any effect to any materiality qualifications or references to materiality therein) in each case as of the date of determination (except to the extent that any such representation or warranty, by its terms, is expressly limited to a specific date, in which case such representation or warranty shall not be true and correct as of such date) such that the conditions set forth in
SECTION 6.2(a) would be incapable of being satisfied by the Outside Date (or as otherwise extended) and (ii) such breach or misrepresentation is not cured within ten (10) days after written notice thereof; or

          (h) By the Company by written notice to Buyer, if (1) Buyer has breached in any material respect any covenant or agreement on its part set forth in this Agreement or any Ancillary Agreement, or (2) (i) any representation or warranty of Buyer set forth in this Agreement or any Ancillary Agreement shall not be true and correct (without giving any effect to any materiality qualifications or references to materiality therein) in each case as of the date of determination (except to the extent that any such representation or warranty, by its terms, is expressly limited to a specific date, in which case such representation or warranty shall not be true and correct as of such date) such that the conditions set forth in SECTION 6.3(a) would be incapable of being satisfied by the Outside Date (or as otherwise extended) and (ii) such breach or misrepresentation is not cured within ten (10) days after written notice thereof.

          SECTION 7.2  EFFECT OF TERMINATION.

          (a) LIMITATION ON LIABILITY. In the event of termination of this Agreement as provided in SECTION 7.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Buyer or the Company or any of their respective Subsidiaries, officers or directors except
(x) with respect to SECTION 5.6, SECTION 5.11, this SECTION 7.2 and ARTICLE VIII and (y) with respect to any liabilities or damages incurred or suffered by a party as a result of the willful and material breach by the other party of any of its representations, warranties, covenants or other agreements set forth in this Agreement or any Ancillary Agreement.

          (b) BUYER EXPENSES. The parties hereto agree that if this Agreement is terminated (i) pursuant to SECTION 7.1(d) OR SECTION 7.1(g)(A), then the Company shall pay to Buyer an amount equal to the sum of the Buyer's Expenses up to an amount equal to $3.5 million, or (ii) pursuant to SECTION 7.1(e),
SECTION 7.1(f) or SECTION 7.1(g)(B), then the Company shall pay to Buyer an amount equal to the sum of Buyer's Expenses up to an amount equal to $1.5 million (collectively the "BUYER EXPENSES").

          (c) COMPANY LIQUIDATED DAMAGES. The parties hereto agree that if this Agreement is terminated pursuant to SECTION 7.1(h), then Buyer shall pay to the Company as liquidated damages an amount equal to (i) $6 million prior to the Exercise Date, or (ii) $8 million on and after the Exercise Date. If this Agreement is terminated pursuant to SECTION 7.1(h), as partial payment of the liquidated damages owed to the Company pursuant to this SECTION 7.2(c) the Deposit shall be paid to the Company. The payment of the foregoing amount shall be compensation and liquidated damages for the loss suffered by the Company as a result of the failure of the Merger or any other transaction contemplated hereby to be consummated and any agreement or covenant to be performed, including the transaction contemplated by, and the agreement contained in, SECTION 8.14 hereof, and to avoid the difficulty of determining damages under the circumstances and neither Buyer nor Lightstone shall have any liability whatsoever to the Company other than the payment of such liquidated damages pursuant to this SECTION 7.2(c).

          (d) PAYMENT OF EXPENSES OR LIQUIDATED DAMAGES. Payment of Expenses pursuant to SECTION 7.2(b) or liquidated damages pursuant to SECTION 7.2(c) shall be made not later than two (2) Business Days after delivery to the other party of notice of demand for payment and, in the case of Expenses, either a documented itemization setting forth in reasonable detail all Expenses of the party entitled to receive payment (which itemization may be supplemented and updated from time to time by such party until the 90th day after such party delivers such notice of demand for payment) or, to the extent certain expenses cannot reasonably be documented, a certification as to the amount of such expenses that cannot reasonably be documented signed by a duly authorized officer or representative of such applicable party.

          (e) TERMINATION FEE. In addition to any payment required by the foregoing provisions of this SECTION 7.2, in the event that (A) this Agreement is terminated pursuant to SECTION 7.1(e), SECTION 7.1(f) or SECTION 7.1(g)(B), then the Company shall pay to Buyer immediately prior to such termination, in the case of a termination by the Company, or within two (2) Business Days thereafter, in the case of a termination by Buyer, a termination fee of $4.5 million, and (B) this Agreement is terminated pursuant to SECTION 7.1(d), and an Acquisition Proposal has been publicly announced and not expressly and publicly withdrawn prior to the Company Stockholders' Meeting, then the Company shall pay Buyer, no later than two (2) Business Days after the earlier to occur of (x) the date of entrance by the Company or any Company Subsidiary into an agreement concerning a transaction that constitutes an Acquisition Proposal or (y) the date any Person or Persons (other than Buyer) purchases all or substantially all of the assets of the Company and the Company Subsidiaries, taken as a whole, or a majority or more of the Equity Interests of the Company, provided that the date of such purchase is within twelve (12) months of such termination of this Agreement (provided further that the entering of any definitive agreement referred to in clauses (x) and (y) of this sentence is entered into by the Company or any Company Subsidiary, or if there is no such agreement with respect to a purchase contemplated by clause (y), any tender, exchange or other offer or arrangement for the

Company's voting securities is first publicly announced, within six (6) months of such termination of this Agreement), a termination fee of $4.5 million (such amounts described in clauses (A) and (B) above are defined as the "TERMINATION FEE"). The payment of the Termination Fee shall be compensation and liquidated damages for the loss suffered by Buyer as a result of the failure of the Merger to be consummated and to avoid the difficulty of determining damages under the circumstances, and the Company shall have no other liability to Buyer in addition to payment of the Termination Fee except for payment of Buyer Expenses pursuant to SECTION 7.2(b), which shall be paid to Buyer in addition to the Termination Fee.

          (f) ALL PAYMENTS. All payments under SECTION 7.2 shall be made by wire transfer of immediately available funds to an account designated by the party entitled to receive payment.

          (g) ESCROW FOR TERMINATION FEE AND BUYER EXPENSES. The Company and Buyer shall have caused their respective affiliates to have executed and delivered to each other that certain attached hereto as EXHIBIT F (the "SIDE LETTER TO CINEMA RESERVE AGREEMENT") side letter to that certain Cinema Reserve Agreement dated as of December 6, 2002, pursuant to which, among other things, the Company agrees that the Cinema Reserve (as defined therein) may, under the terms and conditions described therein, be released to Buyer to satisfy, in part, the Company's obligations under SECTION 7.2(b) and 7.2(e) hereof.

          SECTION 7.3 AMENDMENT. This Agreement may be amended by the parties hereto at any time prior to or after approval of this Agreement and the Merger by the stockholders of the Company, but, after any such approval, no amendment to this Agreement shall be made which by applicable law requires the approval of the stockholders of the Company without such approval. This Agreement may not be amended except by an instrument in writing signed by the parties hereto; PROVIDED, that, at any time prior to the initial mailing of the Proxy Statement to the Company's stockholders, the Company may amend this Agreement, without the consent of Buyer, to the extent necessary to modify the allocation of the aggregate Merger Consideration payable pursuant to this Agreement between the classes of the Company Stock (and any such allocation modification shall be reflected in the Proxy Statement before the mailing of the same to the Company's stockholders) so long as such allocation modification (x) does not increase or decrease the aggregate Merger Consideration payable pursuant to this Agreement,
(y) is recommended or approved by the Special Committee Financial Advisor and
(z) is authorized by the Company Board (any such modification meeting the requirements of clauses (x), (y) and (z) of this proviso is referred to as an "ALLOCATION MODIFICATION"); PROVIDED, FURTHER, that any Allocation Modification proposed by the Company after the date of the initial mailing of the Proxy Statement noted above shall be subject to the consent of Buyer, which consent shall not be unreasonably withheld.

          SECTION 7.4 WAIVER. At any time prior to the Effective Time, any party hereto may (A) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (B) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto and (C) to the extent permitted by applicable law and subject to SECTION 7.3, waive compliance by the other parties with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

          SECTION 7.5 FEES AND EXPENSES. Subject to SECTION 7.2 hereof, all expenses incurred by the parties hereto shall be borne solely and entirely by the party which has incurred the same; PROVIDED, HOWEVER, that if the Merger is consummated, all expenses of the Company and the Company Operating Partnership shall be the obligation of the Surviving Entity.

                                  ARTICLE VIII
                               GENERAL PROVISIONS

          SECTION 8.1 NON-SURVIVAL OF REPRESENTATIONS AND WARRANTIES. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. This
SECTION 8.1 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.

          SECTION 8.2 NOTICES. Any notices or other communications required or permitted under, or otherwise in connection with this Agreement, shall be in writing and shall be deemed to have been duly given when delivered in person or upon confirmation of receipt when transmitted by facsimile transmission (but only if followed by transmittal by national overnight courier or hand for delivery on the next Business Day) or on receipt after dispatch by registered or certified mail, postage prepaid, addressed, or on the next Business Day if transmitted by national overnight courier, in each case as follows:

          If to Buyer, addressed to it at:

               Prime Outlets Acquisition Company, LLC
               c/o Lightstone Group LLC
               326 Third Street
               Lakewood, New Jersey 08701
               Facsimile Number: (732) 363-7183

          with a copy to:

               Herrick, Feinstein LLP
               2 Park Avenue
               New York, New York 10016
               Attn: Sheldon Chanales, Esq.
               Facsimile Number: (212) 592-1500

          If to the Company, addressed to it at:

               Prime Retail, Inc.
               100 East Pratt Street
               19th Floor
               Baltimore, Maryland 21202
               Attention: Glenn D. Reschke

               Facsimile Number: (410) 234-1701

          with a copy to:

               Prime Retail, Inc.
               100 East Pratt Street
               19th Floor
               Baltimore, Maryland 21202
               Attention: R. Kelvin Antill
               Facsimile Number: (410) 234-1761

               Winston & Strawn
               35 West Wacker Drive
               Chicago, Illinois 60601
               Attention: Steven J. Gavin
               Facsimile Number: (312) 558-5700

          SECTION 8.3 CERTAIN DEFINITIONS. For purposes of this Agreement, the term:

          "AFFILIATE" means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first-mentioned Person;

          "ACQUISITION PROPOSAL" means any offer or proposal concerning any (A) merger, consolidation, business combination, or similar transaction involving the Company, (B) sale, lease or other disposition directly or indirectly by merger, consolidation, business combination, share exchange, joint venture, or otherwise of assets of the Company or any Company Subsidiary representing 10% or more of the assets of the Company and the Company Subsidiaries, taken as a whole, (C) issuance, sale or other disposition of (including by way of merger, consolidation, business combination, share exchange, joint venture, or any similar transaction) securities (or options, rights or warrants to purchase, or securities convertible into or exchangeable for, such securities) representing 10% or more of the voting power of the Company or (D) transaction in which any Person shall acquire Beneficial Ownership or the right to acquire Beneficial Ownership or any group shall have been formed which beneficially owns or has the right to acquire Beneficial Ownership of 10% or more of the outstanding voting capital stock of the Company or (E) any combination of the foregoing (other than the Merger).

          "ANCILLARY AGREEMENTS" means Deposit Escrow Agreement.

          "ASSETS" shall mean, with respect to any Person, all land, buildings, improvements, leasehold improvements, Fixtures and Equipment and other assets, real or personal, tangible or intangible, owned or leased by such Person or any of its subsidiaries.

          "BENEFICIAL OWNERSHIP" (and related terms such as "beneficially owned" or "beneficial owner") has the meaning set forth in Rule 13d-3 under the Exchange Act.

          "BRIDGE JV" means FP Investment LLC, a Delaware limited liability company.

          "BUSINESS DAY" means any day other than a day on which the SEC shall be closed.

          "BUYER ECONOMIC LOSSES" shall mean any and all damages, losses, liabilities or expenses suffered by Buyer (net of any and all insurance, tax and other benefits relating to such damages, losses, liabilities or expenses realized by Buyer) as a result of (i) any failure of a representation or warranty of the Company to be true and correct as of the date hereof and as of the Effective Time, without giving effect to any materiality qualifications or references to materiality therein, and (ii) any failure of the Company to perform or comply in all respects with all agreements and covenants required by this Agreement and each Ancillary Agreement to be performed or complied with by it on or prior to the Effective Time.

          "BUYER MATERIAL ADVERSE EFFECT" means, with respect to Buyer, any change, event or effect that shall have occurred that, when taken together with all other adverse changes, events or effects that have occurred, is or is reasonably likely to be materially adverse to the assets, liabilities, business, financial condition or results of operations of Buyer, not including the effect of general economic changes, changes in securities markets or in the U.S. financial markets generally, changes that affect REITs generally, effects of the public announcement or pendency of the transactions contemplated hereby and changes that generally affect the retail industry or retail real estate properties, in each case that are a principal cause of such change, event or effect.

          "CODE" means the Internal Revenue Code of 1986, as amended.

          "COMPANY ECONOMIC LOSSES" shall mean any and all damages, losses, liabilities or expenses suffered by the Company and the Company Subsidiaries, taken as a whole, (net of any and all insurance, tax and other benefits relating to such damages, losses, liabilities or expenses realized by the Company) as a result of (i) any failure of a representation or warranty of Buyer to be true and correct as of the date hereof and as of the Effective Time, without giving effect to any materiality qualifications or references to materiality therein, and (ii) any failure of the Buyer to perform or comply in all respects with all agreements and covenants required by this Agreement and each Ancillary Agreement to be performed or complied with by it on or prior to the Effective Time.

          "COMPANY EMPLOYEE BENEFIT PLAN" means each "employee benefit plan," as such term is defined in section 3(3) of ERISA, that provides welfare, retirement or deferred compensation benefits, and each bonus, incentive compensation, profit sharing, deferred compensation, severance, change of control (including the Prime Retail, Inc. and Prime Retail, L.P. 2002-2003 Change of Control Protection Program), retention, performance, holiday pay, vacation pay, fringe benefit, or other employee benefit plan, program, agreement, arrangement or policy that provides benefits or compensation in respect to any employee of the Company or a Company Subsidiary.

          "COMPANY MATERIAL ADVERSE EFFECT" means, with respect to the Company:
(a) any change, event or effect that shall have occurred that, when taken together with all other adverse changes, events or effects that have occurred, is or is reasonably likely to be materially adverse to the assets, liabilities, business, financial condition or results of operations of the

Company and the Company Subsidiaries, taken as a whole, not including the effect of general economic changes, changes in securities markets or in the U.S. financial markets generally, changes that affect REITs generally, effects of the public announcement or pendency of the transactions contemplated hereby and changes that generally affect the retail industry or retail real estate properties, in each case that are a principal cause of such change, event or effect, or (b) any change, event or effect that shall have occurred that, when taken together with all other changes, events or effects that have occurred since January 1, 2003, results in, or is reasonably likely to result in, the diminution in the net operating income of the Company by at least 8% from the Baseline Net Operating Income for the twelve month period immediately following the proposed termination of this Agreement by Buyer pursuant to
SECTION 7.2(g)(A). For purposes of this definition, "Baseline Net Operating Income" shall mean the net operating income of the Company derived from the Tenant Rent Roll (excluding tenants which have filed for bankruptcy as of the date hereof and disclosed in the Company Disclosure Schedules), and, with respect to the joint venture properties included as part of the Tenant Rent Roll, taking into account the distributions to the Company from such joint venture properties based upon the joint venture agreements relating thereto. It is hereby understood that a Company Material Adverse Effect shall not include the occurrence of (i) any discussions, agreements or understandings by and between the Company and any third party relating to the transfer of any or all of the properties identified in Section 5.1 of the Company Disclosure Schedule in connection with any sale, transfer or giveback of such properties pursuant to the terms contained in Section 5.1 of the Company Disclosure Schedule, (ii) any transfer of any or all of the properties identified in Section 5.1 of the Company Disclosure Schedule pursuant to any discussion, agreement or understanding referred to in clause (i) of this sentence, (iii) any matter referenced in Section 8.3 of the Company Disclosure Schedule or (iv) any change, event or effect that shall have occurred after the tenth Business Day following the satisfaction of the conditions set forth in ARTICLE VI hereof other than the condition contained in SECTION 6.2(f). It is further understood and agreed that in no event shall the objective standards and quantitative thresholds that define a Company Material Adverse Effect pursuant to clause (b) above been deemed to create or imply the sole threshold test or standard of materiality for determining whether there has occurred a Company Material Adverse Effect pursuant to the definition thereof set forth in clause (a) above.

          "COMPANY OPERATING PARTNERSHIP" means Prime Retail, L.P., a Delaware limited partnership.

          "COMPANY OPTIONS" means each option to acquire shares of Company Common Stock granted pursuant to the Company Stock Option Plans.

          "COMPANY STOCK OPTION PLANS" means the 1994 Stock Incentive Plan, the 1995 Stock Incentive Plan and the 1998 Long-Term Stock Incentive Plan.

          "COMPANY STOCKHOLDER APPROVAL DATE" means the date on which the Agreement and the Merger shall have been approved and adopted by the requisite vote of the stockholders of the Company.

          "CONTROL" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of stock or as trustee or executor, by contract or credit arrangement or otherwise.

          "ENVIRONMENTAL LAW" means any applicable statute, ordinance, rule, regulation, permit, authorization, judgment, order, common law duty (including without limitation the common law respecting nuisance), decree, injunction, or other requirement having the force and effect of law, whether local, state, territorial or national, relating to:

          (a) emissions, discharges, spills, releases or threatened releases of Hazardous Substances into ambient air, surface water, groundwater, watercourses, publicly or privately owned treatment works, drains, sewer systems, wetlands, septic systems or onto land;

          (b) the use, treatment, storage, disposal, handling, manufacturing, transportation or shipment of Hazardous Substances;

          (c)  storage tanks; or

          (d) otherwise relating to the protection of human health or the environment.

          "ENVIRONMENTAL PERMITS" means any permit, approval, license or other authorization required under any applicable Environmental Law for the current operation of any Company Business.

          "EQUITY INTEREST" means any share, capital stock, partnership, member or similar interest in any entity, and any option, warrant, right or security (including debt securities) convertible, exchangeable or exercisable therefore, and any equity equivalents, interests in the ownership or earnings in any entity or other similar rights (including stock appreciation rights).

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

          "ERISA AFFILIATE" shall mean any entity or trade or business (whether or not incorporated) other than the Company that together with the Company is considered under common control and treated as a single employer under
Section 4.14(b), (c), (m) or (o) of the Code.

          "EXCHANGE ACT" shall mean Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          "EXCLUSIVITY AGREEMENT" means that certain Exclusivity Agreement, dated as of March 19, 2003, by and between the Company and the Lightstone Group LLC

          "EXPENSES" includes all reasonable out-of-pocket expenses (including, without limitation, (i) all reasonable fees and expenses of counsel, accountants, investment bankers, experts and consultants to a party hereto and its affiliates and (ii) all reasonable internal costs and expenses of a party hereto and its affiliates (including employee bonuses of up to $500,000)) incurred by a party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement and the transactions contemplated hereby, including the preparation, printing, filing and mailing of the Proxy Statement, and the solicitation of stockholder approvals and all other matters related to the transactions contemplated hereto.

          "FIXTURES AND EQUIPMENT" shall mean, with respect to any Person, all of the furniture, fixtures, furnishings, machinery and equipment owned or leased by such Person and located in, at or upon the Assets of such Person.

          "GAAP" means generally accepted accounting principles as applied in the United States.

          "GOVERNMENTAL ENTITY" means domestic or foreign governmental, administrative, judicial or regulatory authority.

          "GROUP" is defined as in the Exchange Act, except where the context otherwise requires.

          "HAZARDOUS MATERIALS" or "HAZARDOUS SUBSTANCES" means (i) those substances included within the definitions of any one or more of the terms "hazardous materials," "hazardous wastes," "hazardous substances," "industrial wastes" and "toxic pollutants" as such terms are defined under the Environmental Laws, (ii) any material regulated as hazardous, extremely or imminently hazardous, dangerous or toxic pursuant to Environmental Law, and (iii) any other substances with respect to investigation, monitoring or remediation is mandatory pursuant to Environmental Laws.

          "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.

          "INTELLECTUAL PROPERTY" means all patents, patent applications, copyrightable and copyrighted works, trade secrets, trademarks, trademark registrations and applications, computer programs, databases, domain names, service marks, service mark registrations and applications, trade names, trade secrets, know-how, trade dress, copyright registrations and all documentation thereof.

          "IRS" means the United States Internal Revenue Service.

          "KNOWLEDGE", or any similar expression, means (a) with respect to the Company (or any of the Company Subsidiaries), the actual knowledge of the persons set forth on Section 8.3(a) of the Company Disclosure Schedule after due inquiry and (b) with respect to Buyer (and its subsidiaries), the actual knowledge of the persons set forth on Section 8.3(b) of the Buyer Disclosure Schedule after due inquiry.

          "LAW" means foreign or domestic law, statute, code, ordinance, rule, regulation, order, judgment, writ, stipulation, award, injunction, decree or arbitration award or finding.

          "LONG-TERM INCENTIVE PLAN" means the Prime Retail, Inc. 2002 Long-Term Incentive Plan.

          "MEGADEAL LOAN" means those certain loans evidenced by that certain Amended and Restated Promissory Note dated December 6, 2002 between Coral Isle Factory Shops Limited Partnership, Gulf Coast Factory Shops Limited Partnership, Kansas City Factory Shops Limited Partnership, Ohio Factory Shops Limited Partnership, San Marcos Factory Store, LTD, Triangle Factory Store Limited Partnership, GainesvilIe Factory Shops Limited Partnership, Florida Keys Factory Shops Limited Partnership, The Prime Outlets at Lebanon Limited Partnership, Magnolia Bluff Factory Shops Limited Partnership, Huntley Factory Shops Limited Partnership, Gulfport Factory Shops Limited Partnership and Defeasance Borrowers (solely for purposes joining into Section 4.12), collectively as borrowers, and LaSalle Bank National Association, as Trustee for the Holders of Asset Securitization Corporation Commercial Mortgage Pass-Through Certificates, Series 1996 -MD VI..

          "MINIMUM NET WORTH" means, with respect to any Person, the aggregate fair market value of all of the outstanding equity of such Person.

          "OTHER FILINGS" means all filings made by or required to be made by, the Company or Buyer, as the case may be, with the SEC, other than the Proxy Statement, pursuant to the Merger and the transactions contemplated hereunder and under the Ancillary Agreements.

          "OUTSTANDING COMMON SHARES" shall mean the total number of shares of Company Common Stock issued and outstanding as of the Effective Time.

          "OUTSTANDING SERIES A PREFERRED SHARES" shall mean the total number of shares of Company Series A Preferred Stock issued and outstanding as of the Effective Time.

          "OUTSTANDING SERIES B PREFERRED SHARES" shall mean the total number of shares of Company Series B Preferred Stock issued and outstanding as of the Effective Time.

          "PERSON" means an individual, corporation, limited liability company, partnership, association, trust, unincorporated organization, other entity or group (as defined in Section 13(d) of the Exchange Act).

          "REIT" means a real estate investment trust within the meaning of Sections 856 through 860 of the Code.

          "SEC" means the Securities and Exchange Commission.

          "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "SUBSIDIARY" or "SUBSIDIARIES" of the Company, the Surviving Entity or any other Person means any corporation, partnership, joint venture or other legal entity of which the Company, the Surviving Entity or such other Person, as the case may be (either alone or through or together with any other subsidiary), owns, directly or indirectly, a majority of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

          "SUPERIOR PROPOSAL" means a bona fide Acquisition Proposal made by a third party which was not solicited by the Company, any Company Subsidiary or any Company Representatives and which, in the good faith judgment of the Company Board after consulting with the Special Committee Financial Advisor and outside legal counsel and taking into account, to the extent deemed appropriate by the Company Board, the various legal, financial and regulatory aspects of the proposal and the Person making such proposal (A) if accepted, is reasonably capable of being consummated, and (B) if consummated would result in a transaction that is more favorable to the Company's stockholders, from a financial point of view, than the transactions contemplated by this Agreement.

          "TAX" or "TAXES" means all federal, state, local, foreign and other taxes, levies, imposts, assessments, impositions or other similar government charges, including, without limitation, income, estimated income, business, occupation, franchise, real property, payroll, personal property, sales, transfer, stamp, use, employment, commercial rent or withholding, occupancy, premium, gross receipts, profits, windfall profits, deemed profits, license, lease, severance, capital, production, corporation, ad valorem, excise, duty or other taxes, including interest, penalties and additions thereto, whether disputed or not.

          "TAX RETURN" means any report, return, document, declaration or other information or filing required to be supplied to any taxing authority or jurisdiction (foreign or domestic) with respect to Taxes, including, without limitation, any schedule or attachment thereto and any amendment thereof, any information returns, any documents with respect to or accompanying payments of estimated Taxes, or with respect to or accompanying requests for the extension of time in which to file any such report, return, document, declaration or other information.

          "TOTAL TRANSACTION CONSIDERATION" means the sum of (i) the Merger Consideration, (ii) the Option Cancellation Expense, (iii) the Warrant Cancellation Expense and (iv) the product of (A) the Common Stock Merger Consideration and (B) the total number of Company Common Units issued and outstanding as of the Effective Time (other than Company Common Units held by the Company).

          SECTION 8.4 DISCLOSURE. Any matter disclosed in any section of a party's Disclosure Schedule shall be considered disclosed for other sections of such Disclosure Schedule, but only to the extent such matter on its face would reasonably be expected to be pertinent to a particular section of a party's Disclosure Schedule in light of the disclosure made in such section. The provision of monetary or other quantitative thresholds for disclosure does not and shall not be deemed to create or imply a standard of materiality hereunder.

          SECTION 8.5 HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          SECTION 8.6 SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

          SECTION 8.7 ENTIRE AGREEMENT. This Agreement (together with the Exhibits, Buyer and Company Disclosure Schedules and the other documents delivered pursuant hereto), each Ancillary Agreement and the Confidentiality Agreement constitute the entire agreement of the parties and supersede all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof and, except as otherwise expressly provided herein, are not intended to confer upon any other Person any rights or remedies hereunder.

          SECTION 8.8 ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or delegated, in whole or in part, by operation of Law or otherwise by any of the parties without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

          SECTION 8.9 PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and assigns, and nothing in this Agreement, express or implied, other than pursuant to SECTION 5.13, SECTION 8.13 and SECTION 8.14, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

          SECTION 8.10 MUTUAL DRAFTING. Each party hereto has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties.

          SECTION 8.11 GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF TRIAL BY JURY.

          (a) This Agreement shall be governed by, and construed in accordance with, the Laws of the State of New York, without regard to laws that may be applicable under conflicts of laws principles except to the extent that the validity and effectiveness of the Merger are required to be governed by the Laws of the State of Maryland.

          (b) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court, or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (A) agrees not to commence any such action or proceeding except in such courts, (B) agrees that any claim in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by Law, in such federal court, (C) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such New York State or federal court and (D) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such New York State or federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in SECTION 8.2. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by Law.

          (c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.11(c)

          SECTION 8.12 COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

          SECTION 8.13 GUARANTEE. The Lightstone Group, LLC ("LIGHTSTONE") hereby guarantees the performance of any and all of Buyer's obligations under
SECTION 1.10, SECTION 7.2(c), SECTION 8.14 and SECTION 8.15 hereof and under
Section 5.1 of the Company Disclosure Schedule. Lightstone represents to the Company that as of the date of this Agreement and through the earlier of the Closing or the termination of this Agreement for any reason Lightstone has net assets available in an amount not less than Twenty Million Dollars ($20,000,000). It is understood and agreed to by the Company that Lightstone has no obligation to maintain a minimum amount of net assets except as specifically set forth in the preceding sentence. It is further understood and agreed to by the Company that nothing in this SECTION 8.13 shall be deemed to increase the liability of the Buyer or Lightstone specifically set forth in SECTION 7.2(c).

          SECTION 8.14 BRIDGE JV FINANCING COMMITMENT. At any time prior to January 1, 2004 (regardless of whether this Agreement has been terminated pursuant to Article VII hereof), Buyer agrees, in connection with the Company's refinancing of the MegaDeal Loan and upon fifteen (15) days prior written notice from the Company, to provide, or to cause a third party to provide, financing to the Company in connection with its existing investment in the Bridge JV pursuant to the terms listed on EXHIBIT G hereto.

          SECTION 8.15 BUYER'S POST-CLOSING TRANSACTIONS. After the Closing Date, Buyer shall (a) not consolidate or merge with or into (whether or not Buyer is the surviving Person), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions to, another Person unless (i) the surviving Person is a corporation, limited partnership, limited liability company, or limited liability limited partnership organized or existing under the Laws of the United States, any state thereof or the District of Columbia, and (ii) the surviving Person (if other than Buyer) assumes all of the obligations of Buyer under this Agreement and (b) maintain a Minimum Net Worth of at least $50,000,000; provided, however, it being understood that the limitations set forth in this
SECTION 8.15 shall only apply until the seventh anniversary of the Closing Date.

          SECTION 8.16 SPECIFIC PERFORMANCE. The Company hereby agrees that on and after the Exercise Date Buyer shall be entitled to compel the Company to close the transactions contemplated by this Agreement in accordance with the Company's obligations under this Agreement by enforcing specifically the terms and provisions of this Agreement, such remedy to be in addition to any other remedy to which Buyer is entitled at Law or equity.

                            [signature page follows]

          IN WITNESS WHEREOF, Buyer and the Company have caused this Agreement and Plan of Merger to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                   PRIME OUTLETS ACQUISITION
                                   COMPANY, LLC

                                   By:   /s/ David Lichtenstein
                                         --------------------------------
                                         a duly authorized signatory


                                   PRIME RETAIL, INC.

                                   By:   /s/ Glenn D. Reschke
                                         --------------------------------
                                         a duly authorized signatory


AGREED AND ACCEPTED FOR
PURPOSES OF SECTION 8.13
HEREOF ONLY:

LIGHTSTONE GROUP, LLC


By:  /s/ David Lichtenstein
     -----------------------------------
     a duly authorized signatory

                                 FIRST AMENDMENT
                                       TO
                          AGREEMENT AND PLAN OF MERGER

          This First Amendment (this "Amendment") to that certain Agreement and Plan of Merger (the "Merger Agreement"), dated as of July 8, 2003, by and between Prime Outlets Acquisition Company, LLC (the "Buyer") and Prime Retail, Inc. (the "Company") is entered into as of September 3, 2003, by and between the Buyer and the Company. Capitalized terms used, but not otherwise defined, herein shall have the meanings ascribed to them in the Merger Agreement.

                               W I T N E S S E T H

     WHEREAS, the Buyer and the Company have entered into the Merger Agreement, which provides that the Company will merge with and into the Buyer (the "Merger");

     WHEREAS, subject to certain concessions by the Company's officers and financial advisors and the Buyer's approval to increase the aggregate merger consideration, the board of directors of the Company, upon the recommendation of the special committee, approved a reallocation of the merger consideration among the classes of the Company's preferred and common stock to allocate $18.400 a share to the series A preferred stockholders, $8.169 a share to the series B preferred stockholders and $0.170 a share to the common stockholders;

     WHEREAS, pursuant to that certain letter dated as of August 27, 2003, Houlihan Lokey Howard & Zukin Capital ("Houlihan Lokey") agreed to reduce the fee otherwise payable to Houlihan Lokey in connection with the consummation of the Merger by $105,000 (the "Financial Advisor Concessions");

     WHEREAS, pursuant to that certain letter dated as of September 2, 2003, certain officers of the Company agreed to reduce the benefits otherwise payable to them under the Company's Long-Term Incentive Plan by an aggregate amount of $409,000 (the "Management LTIP Concessions" and, together with the Financial Advisor Concessions, the "Concessions");

     WHEREAS, the Buyer agreed to increase the aggregate consideration payable to the Company's stockholders in the Merger by an amount equal to the Concessions;

     WHEREAS, pursuant to those certain option cancellation agreements dated as of September 2, 2003 and subject to the terms and conditions contained therein, certain officers of the Company agreed to cancel for no consideration options to acquire 1,892,524 shares of the Company's common stock in the aggregate at an exercise price of $0.11 per share upon the consummation of the Merger; and

     WHEREAS, the Buyer and the Company wish to enter into this Amendment to make certain amendments to the Merger Agreement as more fully set forth herein.

     NOW, THEREFORE, in consideration of the mutual agreements, covenants and considerations contained herein, the parties hereto agree as follows:

     1.   MERGER CONSIDERATION.

          Section 1.2(a) of the Merger Agreement is hereby amended by deleting the section in its entirety and inserting in lieu thereof the following:

          "(a) CONVERSION OF COMPANY COMMON STOCK, COMPANY SERIES A PREFERRED STOCK AND COMPANY SERIES B PREFERRED STOCK. Except as otherwise provided herein, each share of Company Common Stock, Company Series A Preferred Stock and Company Series B Preferred Stock issued and outstanding immediately prior to the Effective Time (other than shares cancelled pursuant to SECTION 1.2(b) hereof and Dissenting Shares) shall be converted into the following (collectively, the "MERGER CONSIDERATION");

               (i) for each share of Company Common Stock, the right to receive in cash an amount equal to $0.170 per share ("COMMON STOCK MERGER CONSIDERATION");

               (ii) for each share of Company Series A Preferred Stock, the right to receive in cash an amount equal to $18.400 per share; and

               (iii) for each share of Company Series B Preferred Stock, the right to receive in cash an amount equal to $8.169 per share.

     provided, however that the aggregate amount of Common Stock Merger Consideration (and the corresponding amount of Common Stock Merger Consideration per share) shall be reduced by the aggregate amount of Option Cancellation Expense and Warrant Cancellation Expense determined pursuant to SECTION 1.7 hereof.

     2.   COUNTERPARTS.

          This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     3.   EFFECTIVENESS AND EFFECT UPON THE MERGER AGREEMENT.

          This Amendment shall become effective as of the date first written above. Upon the effectiveness of this Amendment, each reference in the Merger Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Merger Agreement as amended hereby.

     4.   OTHER TERMS AND CONDITIONS.

          All other terms and conditions of the Merger Agreement shall remain in full force and effect.

                                    * * * * *

     IN WITNESS WHEREOF, the Buyer and the Company have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                   PRIME OUTLETS ACQUISITION
                                   COMPANY, LLC

                                   By: /s/ David Lichtenstein
                                       ----------------------
                                       a duly authorized signatory


                                   PRIME RETAIL, INC.

                                   By: /s/ Glenn D. Reschke
                                       --------------------
                                       a duly authorized signatory

Amended and Accepted for
purposes of Section 4 hereof only:

LIGHTSTONE GROUP, LLC

By: /s/ David Lichtenstein
    ----------------------
     a duly authorized signatory

                                                                         ANNEX C

[LETTERHEAD OF HOULIHAN LOKEY HOWARD & ZUKIN]

September 3, 2003

The Board of Directors
and the Special Committee of the Board of Directors of Prime Retail, Inc.
100 East Pratt Street
19th Floor
Baltimore, Maryland 21202

Dear Members of the Board of Directors and the Special Committee:

     We understand that Prime Retail, Inc. (the "Company"), Prime Outlets Acquisition Company, LLC (the "Buyer"), an affiliate of the Lightstone Group, LLC ("Lightstone"), and Lightstone have entered into that certain Agreement and Plan of Merger dated as of July 8, 2003 as amended by that certain First Amendment to the Agreement and Plan of Merger dated as of September 3, 2003 among the Company, Buyer and Lightstone (collectively, the "Merger Agreement") pursuant to which the Buyer would acquire all of the outstanding capital stock of the Company, and all outstanding rights or options to acquire such capital stock, for Total Transaction Consideration, (as defined in the Merger Agreement) of $115.514 million in cash (the "Acquisition"). The Acquisition would be effected through a merger of the Company with and into the Buyer (the "Merger"). In connection with the Acquisition, each holder of the Company's Series A preferred stock (other than the Company, the Buyer and any affiliate thereof or a holder who has perfected dissenter, appraisal or similar rights) will receive cash consideration in the amount of $18.400 per Series A preferred share (the "Series A Consideration"), each holder of the Company's Series B preferred stock (other than the Company, the Buyer and any affiliate thereof or a holder who has perfected dissenter, appraisal or similar rights) will receive cash consideration in the amount of $8.169 per Series B preferred share (the "Series B Consideration"), and holders of the Company's common stock (other than the Company, the Buyer and any affiliate thereof or a holder who has perfected dissenter, appraisal or similar rights) will receive cash consideration in the amount of $0.170 per common share (the "Common Stock Consideration"). We further understand, and as detailed in the Merger Agreement, the Company has agreed to pay the Buyer a termination fee of $4.5 million, plus expenses of up to $1.5 million, under certain circumstances if the Acquisition and Merger are not completed. In certain other circumstances in which the Acquisition and Merger have not been completed but a termination fee is not payable, the Company has also agreed to reimburse the Buyer for its expenses up to $3.5 million. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Merger Agreement.

     We further understand that one of the conditions to the closing of the "Merger" is that the partnership agreement (the "Partnership Agreement") of Prime Retail, L.P. (the "Partnership") be amended and restated (the "Proposed Partnership Agreement") to provide that: (i) each existing limited partner have the option of converting all (but not less than all) of its existing common units into a like number of preferred units (each a "Series C Unit" and, collectively, the "Series C Units") with a fixed

      LOS ANGELES - 1930 Century Park West - Los Angeles, California 90067
                      - tel.310.553.8871 - fax.310.553.2173
       NEW YORK CHICAGO SAN FRANCISCO WASHINGTON, D.C. MINNEAPOLIS DALLAS
                                 ATLANTA LONDON
                      Investment advisory services through
                Houlihan Lokey Howard & Zukin Financial Advisors.

The Board of Directors
and the Special Committee of the Board of Directors of Prime Retail, Inc
September 3, 2003

preference (the "Series C Unit Stated Amount") equal to the Common Stock Consideration; (ii) the remaining two classes of Partnership preferred units (the "Series A Preferred Units" and "Series B Preferred Unit", respectively) and the remaining common units held by the Company or by non-converting limited partners (the "Common Units") would remain in place; provided, however, that (a) from and after the closing of the Merger the Common Units held by limited partners may be exchanged, at the option of the holder, for an amount in cash per Common Unit equal to the Common Stock Consideration and (b) in the event that limited partners holding a majority of the Common Units held by limited partners as of the closing of the Merger elect to convert their Common Units into Series C Units then all outstanding Common Units held by limited partners automatically shall be converted into a like number of Series C Units; (iii) the Series C Units will accrue distributions at an annual rate of six percent (6%) of the Series C Unit Stated Amount, and to the extent a quarterly distribution is not paid, the shortfall carries forward as a priority distribution; (iv) the Series C Units shall have first priority over existing Series A Preferred Units, Series B Preferred Units and remaining Common Units in connection with any distributions made by the Partnership until the quarterly distributions referenced above are current, and all distributions thereafter (until Partnership liquidation or exercise of the put right in respect of Series C Units described below) shall be in accordance with the current order and priority for the Series A Preferred Units, Series B Preferred Units and Common Units; (v) the existing allocation provisions with respect to profits and losses (and items thereof) shall be amended to reflect the relative sharing of distributions between the holders of Series C Units and the holders of Series A Preferred Units, Series B Preferred Units and Common Units; (vi) the Partnership shall not adjust the capital accounts of any partner in connection with the consummation of the Merger, and upon liquidation, the Partnership shall continue to distribute proceeds to its partners (after the payments of debt) in accordance with the positive capital account balances of applicable partners;
(vii) each holder of Series C Units shall have the right to put all of his or her Series C Units to the Partnership (or its general partner) for an amount equal to the Series C Unit Stated Amount plus the amount of gross income previously allocated to such partner with respect to the Series C Units (to reflect the 6% preferred return after the effective date of the Proposed Partnership Agreement) which was not previously distributed (the aggregate amount being the "Put Price"); and (viii) upon any exercise of the option to convert Common Units into Series C Units, the converting limited partner would agree to waive any and all rights in respect of any existing tax protection provided in the merger agreement between the Company and the former Horizon Group Properties, Inc. (the "Existing Tax Protection") in favor of tax protection set forth in the Proposed Partnership Agreement which includes restrictions on the sale of the property and requirements of minimum debt levels. Similarly, holders of Series C Units who did not elect to convert their Common Units will not be entitled to the tax protections set forth in the Proposed Partnership Agreement unless such holders waive any and all rights in respect of the Existing Tax Protections.

     We further understand that as a condition to entering into the Merger Agreement the Buyer has required that certain members of the Company's Board of Directors who represent the Company's Series A and Series B preferred shareholders (collectively) enter into voting agreements and vote their shares in favor of the Merger. Finally, we understand that the consummation of the Acquisition is conditioned upon: (i) requisite approval of each class of the Company's capital stock, (ii) absence of any Material Adverse Effect, (iii) the Company's representations and warranties being true and correct as of the closing date subject to certain exceptions, (iv) the Company having performed or complied in all material respects with its agreements and covenants, subject to certain exceptions, (v) certain third party consents having been obtained, including certain lender's consents, (vi) no shareholder dissenter actions pending involving, in the aggregate, more than three percent of the shares of the Company's capital stock.

     The Acquisition of the Company's outstanding Series A preferred shares, Series B preferred shares, and common shares, the resulting Merger, the amendment of the Partnership Agreement into the

The Board of Directors
and the Special Committee of the Board of Directors of Prime Retail, Inc
September 3, 2003

Proposed Partnership Agreement, are collectively referred to herein as the "Transaction." The terms and conditions of the Acquisition and the Merger are more fully set forth in the Merger Agreement.

     You have requested our opinion (the "Opinion") as to the matters set forth below. The Opinion does not address: (i) the Company's underlying business decision to effect the Transaction, (ii) the tax consequences of the Transaction to the holders of the Series A Preferred Stock, Series B Preferred Stock, Common Stock or Common Units, (iii) the fairness, from a financial point of view, of the consideration to be received by the holders of any particular class or series of the Company's capital stock or equity interests in connection with the Transaction vis-a-vis the fairness, from a financial point of view, of the consideration to be received by the holders of the Company's other capital stock or equity interests or other securities in connection with the Transaction, (iv) any matters not set forth specifically in this Opinion.

     In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have reviewed the documents and schedules on Exhibit 1 hereto.

     We have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of the Company, and that there has been no material change in the assets, financial condition, business or prospects of the Company since the date of the most recent financial statements made available to us. We have assumed that the Acquisition and the Merger will be consummated on the terms set forth in the draft Merger Agreement.

     We have not independently verified the accuracy and completeness of the information supplied to us with respect to the Company and do not assume any responsibility with respect to it. We have not made any physical inspection or independent appraisal of any of the properties or assets of the Company. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter. It should be understood that subsequent developments may affect this opinion and we do not have any obligation to update, revise or reaffirm this opinion.

     We express no opinion or recommendation as to how the stockholders of the Company should vote at any stockholders' meeting held to approve the Merger. Additionally, we express no opinion or recommendation as to: (i) whether the limited partners of the Partnership should convert their existing Partnership interests into Series C Units, (ii) whether the limited partners of the Partnership should convert their existing Partnership interests into common stock, or (iii) whether the limited partners of the Partnership should not convert and therefore continue to hold Common Units.

     Based upon the foregoing, and in reliance thereon, it is our opinion that the aggregate consideration to be collectively received by the holders of the Company's Series A Preferred Stock, Series B Preferred Stock, and Common Stock and Common Units in connection with the Transaction is fair, from a financial point of view, to such holders collectively. Furthermore, based upon the foregoing, and in reliance thereon, it is our opinion that:

   (i) the consideration to be received by the holders of the Company's Series A Preferred Stock in connection with the Transaction is fair, from a financial point of view, to the holders of the Company's Series A Preferred Stock,

The Board of Directors
and the Special Committee of the Board of Directors of Prime Retail, Inc
September 3, 2003

   (ii) the consideration to be received by the holders of the Company's Series B Preferred Stock in connection with the Transaction is fair, from a financial point of view, to the holders of the Company's Series B Preferred Stock,

   (iii) the consideration to be received by the holders of the Company's common stock in connection with the Transaction is fair, from a financial point of view, to the holders of the Company's common stock, and

   (iv) the consideration to be received by the holders of the Common Units (other than the Company) in connection with the Transaction is fair, from a financial point of view, to such holders of the Common Units.


/s/    HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.

HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.

                                    Exhibit 1

1. met with certain members of the senior management of the Company to discuss the operations, financial condition, future prospects and projected operations, performance of the Company and the Transaction;

2. reviewed the Company's Form 10-K for the fiscal years ended 2002 and quarterly reports on Form 10-Q for the quarters ending March 31, 2003, September 30, 2002 and June 30, 2002;

3. reviewed various Company filings on Form 8-K from January 1, 2003 through August 26, 2003;

4. reviewed forecasts and projections prepared by the Company's management with respect to the Company for the years ended 2003 through 2006;

5. reviewed other financial information, prepared by management, including, but not limited to:

     - a schedule of the Company's free and clear cash balance as of December 31, 2002;
     -    a schedule of the Company's debt balance dated June 9, 2003;
     - a schedule of Series A Preferred and Series B Preferred accrued and unpaid dividends dated February 8, 2003;
     -    a schedule of Surplus Property as of March 10, 2003;
     - the business plan dated March 22, 2003, detailing the progress and schedule of the disposition of certain assets;
     - a schedule summarizing the Company's severance agreements for senior management and expected costs to be incurred by the Company as March 11, 2003;
     - a schedule comparing the Company's net operating income for FYE 2002 and projected 2003;
     - a schedule of actual and projected income related to joint-venture properties; and
     - a schedule of projections detailing the joint venture transaction summary of Bridge Loan Sale.

6.   a proposal on Mega Deal refinancing;

7. reviewed the Company's Definitive Proxy Statements dated December 6, 2001, June 11, 2002, and June 10, 2003;

8. reviewed the Company's prospectus for the Series A Preferred, Series B Preferred and Common shares prepared by Friedman, Billings, Ramsey & Co. dated March 15, 1994;

9. reviewed excerpts from the Sky Merger S-4 filed April 29, 1998 with the Series A Preferred, Series B Preferred and Common Shareholder Rights and Privileges and amendments thereafter, as provided by Winston & Strawn;

10. reviewed 13-D filings with respect to the Company's Series A Preferred, Series B Preferred and Common shares;

11. held discussions with certain restricted holders of the Company's Series A Preferred and Series B Preferred;

12. reviewed copies of appraisals of certain of the Company's real estate property outlets performed on various dates ranging from 1996 through 2001;

13. reviewed copies of analyses prepared by CB Richard Ellis regarding 12 properties within the Prime Retail portfolio, prepared August 2002;

14. reviewed copies of the list of holders of the Company's Series A Preferred, Series B Preferred and Common shares, respectively, compiled by Bondholder Communication Group as of May 10, 2002;

15. reviewed the Offering Memorandum prepared by Granite Partners, LLC dated September 17, 2002;

16. reviewed the following draft minutes for the meetings of the Company's Special Committee of the Board of Directors:

     -    September 24, 2002;
     -    January 16, 2003;
     -    January 31, 2003;
     -    February 10, 2003
     -    February 13, 2003;
     -    March 3, 2003;
     -    March 12, 2003;
     -    April 18, 2003;
     -    April 29, 2003;
     -    May 2, 2003;
     -    May 9, 2003;
     -    May 14, 2003;
     -    May 28, 2003;
     -    June 2, 2003;
     -    June 5, 2003;
     -    June 9, 2003;
     -    June 24, 2003; and
     -    July 1, 2003.

17. reviewed the following approved minutes for the meetings of the Company's Special Committee of the Board of Directors:

     -    December 13, 2002; and
     -    December 23, 2002.

18. reviewed the following draft notes of the minutes for the meetings of the Company's Board of Directors:

     -    April 29, 2003;
     -    May 14, 2003;

     -    June 9, 2003;
     -    June 24, 2003; and
     -    July 1, 2003.

19. reviewed the following approved minutes for the meetings of the Company's Board of Directors:

     -    December 13, 2002;
     -    December 23, 2002;
     -    January 31, 2003;
     -    February 13, 2003;
     -    February 24, 2003;
     -    March 3, 2003; and
     -    March 12, 2003.

20.  reviewed copies of the following agreements:

     - the Agreement and Plan of Merger by and between Prime Outlets Acquisition Company, LLC and the Company dated July 8, 2003;
     - the First Amendment to the Agreement and Plan of Merger by and between Prime Outlets Acquisition Company, LLC and the Company dated September 3, 2003; and
     -    the fourth amended and restatement of the Partnership Agreement.

21.  reviewed recent public company financial restructurings and bankruptcies;

22. reviewed certain other publicly available financial data for certain companies that we deem comparable to the Company;

23. reviewed the historical market prices and trading volume for the Company's publicly traded securities; and

24. conducted such other studies, analyses and inquiries as we have deemed appropriate.

                                                                         ANNEX D


                           FOURTH AMENDED AND RESTATED

                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                               PRIME RETAIL, L.P.

                      Dated as of ___________, [2003][2004]

                                TABLE OF CONTENTS

                                                                                            PAGE
                                                                                            ----
                                                ARTICLE I
                                            DEFINITIONS; ETC.

1.1    Definitions..............................................................................2
1.2    Exhibits, Etc...........................................................................15

                                               ARTICLE II
                                              ORGANIZATION

2.1    Formation and Continuation..............................................................15
2.2    Name....................................................................................15
2.3    Character of the Business...............................................................15
2.4    Location of the Principal Place of Business.............................................16
2.5    Registered Agent and Registered Office..................................................16
2.6    Power of Attorney.......................................................................16

                                               ARTICLE III
                                            TERM; DISSOLUTION

3.1    Term....................................................................................17
3.2    Dissolution.............................................................................17
3.3    Bankruptcy of a Limited Partner.........................................................18

                                               ARTICLE IV
                                   CONTRIBUTIONS TO CAPITAL; FINANCING

4.1    General Partner Capital Contribution....................................................18
4.2    Limited Partner Capital Contributions...................................................18
4.3    Additional Funds........................................................................18
4.4    Issuance of Additional Partnership Interests; Admission of Additional Limited Partners..19
4.5    Effective Date..........................................................................19
4.6    No Third Party Beneficiary..............................................................19
4.7    No Interest; No Return..................................................................19
4.8    Put Right of Holders of Series C Preferred Units........................................20
4.9    Amendments to Exhibit A.................................................................20
4.10   Redemption of Series A Preferred Units..................................................21
4.11   Redemption of Series B Preferred Units..................................................22
4.12   Preferential Distributions Upon Liquidation, Dissolution or Winding Up..................23

                                                ARTICLE V
                                          INTENTIONALLY OMITTED

                                               ARTICLE VI
                     ALLOCATIONS, DISTRIBUTIONS AND OTHER TAX AND ACCOUNTING MATTERS

6.1    Allocations.............................................................................24
6.2    Distributions...........................................................................24

                                TABLE OF CONTENTS
                                     (cont.)

                                                                                            PAGE
                                                                                            ----
6.3    Books of Account........................................................................26
6.4    Reports.................................................................................26
6.5    Audits..................................................................................26
6.6    Tax Elections and Returns...............................................................26
6.7    Tax Matters Partner.....................................................................27

                                               ARTICLE VII
                         RIGHTS, DUTIES AND RESTRICTIONS OF THE GENERAL PARTNER

7.1    Expenditures by Partnership.............................................................27
7.2    Powers and Duties of General Partner....................................................27
7.3    Major Decisions.........................................................................30
7.4    No Removal..............................................................................31
7.5    General Partner Participation...........................................................31
7.6    Proscriptions...........................................................................31
7.7    Additional Partners.....................................................................31
7.8    Title Holder............................................................................31
7.9    Compensation of the General Partner.....................................................31
7.10   Waiver and Indemnification..............................................................32

                                              ARTICLE VIII
                                 DISSOLUTION, LIQUIDATION AND WINDING-UP

8.1    Winding Up..............................................................................33
8.2    Distribution on Dissolution and Liquidation.............................................35
8.3    Timing Requirements.....................................................................35
8.4    Deemed Distribution and Recontribution..................................................35
8.5    Distributions in Kind...................................................................36
8.6    Documentation of Liquidation............................................................36
8.7    Deficit Capital Account Balance.........................................................36

                                               ARTICLE IX
                       TRANSFER OF PARTNERSHIP INTERESTS; WITHDRAWAL; ADMISSION OF
                                           ADDITIONAL PARTNERS

9.1    General Partner Transfer; Withdrawal; Substitute General Partner........................36
9.2    Transfers by Limited Partners...........................................................37
9.3    Restrictions on Transfer................................................................38
9.4    Proration in Event of Transfers.........................................................39
9.5    Admission of Successor General Partner..................................................39
9.6    Admission of Additional Limited Partners................................................40

                                                ARTICLE X
                             RIGHTS AND OBLIGATIONS OF THE LIMITED PARTNERS

10.1   No Participation in Management; No Personal Liability...................................40

                                TABLE OF CONTENTS
                                     (cont.)

                                                                                            PAGE
                                                                                            ----
10.2   Duties and Conflicts....................................................................41

                                               ARTICLE XI
                                             GRANT OF RIGHTS

11.1   Grant of Rights.........................................................................41
11.2   Terms of Rights.........................................................................41
11.3   Reissuance or Reallocation of Common Units..............................................41

                                               ARTICLE XII
                    CONVERSION OF COMMON UNITS OF LIMITED PARTNERS ON EFFECTIVE DATE

                                              ARTICLE XIII
                                 PARTNER REPRESENTATIONS AND WARRANTIES

13.1   Organization............................................................................43
13.2   Due Authorization; Binding Agreement....................................................43
13.3   Consents and Approvals..................................................................43

                                               ARTICLE XIV
                                           GENERAL PROVISIONS

14.1   Notices.................................................................................43
14.2   Successors..............................................................................43
14.3   Effect and Interpretation...............................................................43
14.4   Counterparts............................................................................44
14.5   Partners Not Agents.....................................................................44
14.6   Entire Understanding, Etc...............................................................44
14.7   Amendments..............................................................................44
14.8   Severability............................................................................45
14.9   Trust Provision.........................................................................45
14.10  Pronouns and Headings...................................................................45
14.11  Assurances..............................................................................45
14.12  Remedies Cumulative.....................................................................45
14.13  Construction............................................................................45
14.14  Incorporation by Reference..............................................................45
14.15  Waiver of Action for Partition..........................................................45

EXHIBITS
       A    Partnership Units Held By Partners
       B    Allocations
       C    Rights Terms
       D    Form of Conversion Consent and Letter of Transmittal
       E    Form of Existing Tax Protections Waiver Letter
       F    Form of Assumption and Acceptance Agreement

                                TABLE OF CONTENTS
                                     (cont.)

                                                                                            PAGE
                                                                                            ----
       G    Form of Specimen Partnership Unit Certificate
       H    Series C Optional Tax Indemnification

                           FOURTH AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                               PRIME RETAIL, L.P.

          THIS FOURTH AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP is made and entered into as of the ___ day of _________, [2003][2004].

                              W I T N E S S E T H:

          WHEREAS, the Partnership's Agreement of Limited Partnership dated March 22, 1994 (the "ORIGINAL AGREEMENT"), was amended by a First Amendment thereto dated as of June 24, 1996, and amended and restated in its entirety as of September 7, 1997 (the "SEPTEMBER 9, 1997 AGREEMENT") to provide for, among other things, the creation and issuance of a new series of Partnership Units and the admission of the holder or holders thereof as a limited partner or limited partners of the Partnership;

          WHEREAS, the Partners of the Partnership amended and restated the September 9, 1997 Agreement (the "SECOND AMENDED AND RESTATED AGREEMENT") to reflect the consummation of the merger of the Partnership with and into Horizon/Glen Outlet Centers Limited Partnership and the other transactions related to such merger effective as of June 15, 1998 and the Partners of the Partnership further amended and restated the Second Amended and Restated Agreement pursuant to the terms of that certain Third Amended and Restated Agreement of Limited Partnership dated as of October 15, 1998 and effective as of June 15, 1998 (as amended, the "THIRD AMENDED AND RESTATED AGREEMENT");

          WHEREAS, Prime Retail, Inc., a Maryland corporation and the general partner of the Partnership under the Third Amended and Restated Agreement ("PRT"), and Prime Outlets Acquisition Company, LLC, a Delaware limited liability company ("RENAISSANCE") have entered into that certain Agreement and Plan of Merger dated as of July __, 2003 (the "MERGER AGREEMENT") whereby PRT shall merge with and into Renaissance and Renaissance shall succeed to all the rights, and assume all the obligations and liabilities, of PRT, including PRT's rights, obligations and liabilities as the General Partner of the Partnership;

          WHEREAS, the Merger Agreement contemplates that in connection with, and as a condition to, the consummation of the transactions contemplated thereby the Third Amended and Restated Agreement shall be amended and restated as herein set forth;

          WHEREAS, pursuant to SECTION 14.7(a) of the Third Amended and Restated Agreement, the General Partner (as approved by a majority of its directors who are not Affiliates of any of the Limited Partners) together with a Majority-in-Interest of the Partners desire to amend and restate the Third Amended and Restated Agreement as herein set forth, including, without limitation, (i) to rename and restate the rights the Preferred Units and Series B Preferred Units as in existence under the terms of the Third Amended and Restated Agreement as Series A Preferred Units and Series B Preferred Units, respectively, hereunder and (ii) to issue a new class of Series C Preferred Units into which any Limited Partners that hold Common Units on the

Effective Date may convert such Common Units on the Effective Date pursuant to the terms hereof;

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the partners of the Partnership hereto, intending legally to be bound, hereby amend and restate the Third Amended and Restated Agreement and otherwise agree as follows:

                                    ARTICLE I
                                DEFINITIONS; ETC.

          1.1 DEFINITIONS. Except as otherwise herein expressly provided, the following terms and phrases shall have the meanings set forth below:

          "ACCOUNTANTS" shall mean the firm or firms of independent certified public accountants selected by the General Partner on behalf of the Partnership and the Property Partnerships to audit the books and records of the Partnership and the Property Partnerships and to prepare statements and reports in connection therewith.

          "ACT" shall mean the Revised Uniform Limited Partnership Act as enacted in the State of Delaware, and as the same may hereafter be amended from time to time.

          "ADJUSTED CAPITAL ACCOUNT DEFICIT" shall mean, with respect to any Partner, the deficit balance, if any, in such Partner's Capital Account as of the end of any relevant Partnership taxable year and after giving effect to the following adjustments:

                  (a) credit to such Capital Account any amounts which such Partner is obligated or treated as obligated to restore with respect to any deficit balance in such Capital Account pursuant to this Agreement or the provisions of Section 1.704-1(b)(2)(ii)(c) of the Regulations, or is deemed to be obligated to restore with respect to any deficit balance pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations; and

                  (b) debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6) of the Regulations.

     The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the requirements of the alternate test for economic effect contained in Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.

          "ADMINISTRATIVE EXPENSES" shall mean (i) all administrative and operating costs and expenses incurred by the Partnership, (ii) all administrative, operating and other costs and expenses incurred by the Property Partnerships, which expenses are being assumed by the Partnership pursuant to SECTION 7.1 hereof, and (iii) those administrative costs and expenses of the General Partner, including salaries paid to officers of the General Partner, and accounting and legal expenses undertaken by the General Partner on behalf or for the benefit of the Partnership.

          "AFFILIATE" shall mean, with respect to any Partner (or with respect to any other Person whose affiliates are relevant for purposes of any of the provisions of this Agreement), (i) any member of the Immediate Family of such Partner or a trust established for the benefit of such member; (ii) any beneficiary of a trust described in (i); or (iii) any Entity which directly or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, any Partner or any Person referred to in the preceding clauses (i) and (ii).

          "AGREEMENT" shall mean this Fourth Amended and Restated Agreement of Limited Partnership, as originally executed and as amended, modified, supplemented or restated from time to time, as the context requires.

          "AUDITED FINANCIAL STATEMENTS" shall mean financial statements (which shall consist of a balance sheet, statement of income, statement of partners' equity and statement of cash flows) prepared in accordance with GAAP.

          "BANKRUPTCY" shall mean, with respect to any Partner, (i) the commencement by such Partner of any proceeding seeking relief under any provision or chapter of the federal Bankruptcy Code or any other federal or state law relating to insolvency, bankruptcy or reorganization; (ii) an adjudication that such Partner is insolvent or bankrupt; (iii) the entry of an order for relief under the federal Bankruptcy Code with respect to such Partner; (iv) the filing of any petition or the commencement of any case or proceeding against such Partner seeking relief under any provision or chapter of the federal Bankruptcy Code or other federal or state laws relating to insolvency, bankruptcy or receivership, unless such petition and the case or proceeding initiated thereby are dismissed within ninety
     (90) days from the date of such filing; (v) the filing of an answer by such Partner admitting the allegations of any petition described in (iv) above;
     (vi) the appointment of a trustee, receiver or custodian for all or substantially all of the assets of such Partner unless such appointment is vacated or dismissed within ninety (90) days from the date of such appointment but not less than five (5) days before the proposed sale of any assets of such Partner; (vii) the insolvency of such Partner or the execution by such Partner of a general assignment for the benefit of creditors; (viii) the convening by such Partner of a meeting of its creditors, or any class thereof, for purposes of effecting a moratorium upon or extension or composition of its debts; (ix) the levy, attachment, execution or other seizure of substantially all of the assets of such Partner where such seizure is not discharged within thirty (30) days thereafter; or (x) the admission by such Partner in writing of its inability to pay its debts as they mature or that it is generally not paying its debts as they become due.

          "CAPITAL ACCOUNT" shall mean, with respect to any Partner, the Capital Account maintained for such Partner in accordance with the following provisions:

               (i) To each Partner's Capital Account there shall be credited such Partner's Capital Contributions, such Partner's distributive share of Net Income and any items in the nature of income or gain which are specially allocated pursuant to Section II or III of EXHIBIT B hereto and the amount of any Partnership liabilities assumed by such Partner or which are secured by any asset distributed to such Partner.

               (ii) To each Partner's Capital Account there shall be debited the amount of cash and the Gross Asset Value of any Property distributed to such Partner pursuant to any provision of this Agreement, such Partner's distributive share of Net Losses and any items in the nature of expenses or losses which are specially allocated pursuant to Section II or III of EXHIBIT B hereto, and the amount of any liabilities of such Partner assumed by the Partnership or which are secured by any asset contributed by such Partner to the Partnership.

               (iii) In the event all or a portion of an Interest in the Partnership is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Interest.

               (iv) In determining the amount of any liability for purposes of the foregoing subparagraphs (i) and (ii), there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.

     The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Sections 1.704-1(b) and 1.704-2 of the Regulations, and shall be interpreted and applied in a manner consistent with such Regulations. In the event the General Partner shall reasonably determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed assets or which are assumed by the Partnership, the General Partner or any Limited Partner) are computed in order to comply with such Regulations, the General Partner may make such modification; PROVIDED that it does not have a material adverse effect upon the tax consequences or the timing or amount of distributions made to any Partner. The General Partner also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Partners and the amount of Partnership capital reflected on the Partnership's balance sheet, as computed for book purposes, in accordance with Section 1.704-1(b)(2)(iv)(q) of the Regulations, and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Sections 1.704-1(b) or 1.704-2 of the Regulations. The Partnership shall make no adjustments to the Capital Accounts of the Partners on account of the transactions contemplated by the Merger Agreement or as a result of any conversion of any Common Units by any Limited Partners pursuant to ARTICLE XII.

          "CAPITAL CONTRIBUTION" shall mean, with respect to any Partner, the amount of money and the initial Gross Asset Value of any asset other than money, net of the amount of any liabilities to which such asset is subject, contributed or treated as contributed to the Partnership with respect to the Partnership Interest held by such Partner. The principal amount of a promissory note that is not readily tradable on an established securities market and that is contributed to the Partnership by the maker of the note shall not be included in the Capital Account of any Person until the Partnership makes a taxable disposition of the note or until (and to the extent) such Partner makes principal payments on the note, all in accordance with Section 1.704-1(b)(2)(iv)(d)(2) of the Regulations.

          "CERTIFICATE" shall mean the Certificate of Limited Partnership establishing the Partnership, as filed with the office of the Delaware Secretary of State, as it may be amended from time to time in accordance with the terms of this Agreement and the Act.

          "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time or any successor statute thereto.

          "COMMON UNITS" shall mean the Partnership Units designated as Common Units under this Agreement and having the rights described in this Agreement. The number of Common Units outstanding, and the allocation of Common Units to each Partner, is as set forth opposite its or his name in EXHIBIT A, as amended by the General Partner from time to time.

          "CONSENT OF THE PARTNERS" means the written consent of a Majority-in-Interest of the Partners, which consent shall be obtained prior to the taking of any action for which it is required by this Agreement and may be given or withheld by a Majority-in-Interest of the Partners, unless otherwise expressly provided herein, in their sole and absolute discretion.

          "CONTROL" shall mean the ability, whether by the direct or indirect ownership of shares or other equity interests, by contract or otherwise, to elect a majority of the directors of a corporation, to select the managing partner of a partnership, or otherwise to select, or have the power to remove and then select, a majority of those persons exercising governing authority over an Entity. In the case of a limited partnership, the sole general partner, all of the general partners to the extent each has equal management control and authority, or the managing general partner or managing general partners thereof shall be deemed to have control of such partnership and, in the case of a trust, any trustee thereof or any Person having the right to select any such trustee shall be deemed to have control of such trust.

          "CONVERSION RIGHT" shall have the meaning given thereto in
     ARTICLE XII.

          "CONVERTING PARTNER" shall have the meaning given thereto in
     ARTICLE XII.

          "DEPRECIATION" shall mean, with respect to any asset of the Partnership for any Partnership taxable year or other period, the depreciation, depletion, amortization or other cost recovery deduction, as the case may be, allowed or allowable for Federal income tax purposes in respect of such asset for such Partnership taxable year or other period; PROVIDED, HOWEVER, that if there is a difference between the Gross Asset Value and the adjusted tax basis of such asset at the beginning of such Partnership taxable year or other period, Depreciation for such asset shall be an amount that bears the same ratio to the beginning Gross Asset Value of such asset as the Federal income tax depreciation, depletion, amortization or other cost recovery deduction for such Partnership taxable year or other period bears to the beginning adjusted tax basis of such asset; PROVIDED, FURTHER, that if the Federal income tax depreciation, depletion, amortization or other cost recovery deduction for such asset for such Partnership taxable year or other period is zero, Depreciation for such asset shall be determined with reference to the beginning Gross Asset Value of such asset using any reasonable method selected by the General Partner.

          "EFFECTIVE DATE" shall mean the Merger Date.

          "ENTITY" shall mean any general partnership, limited partnership, corporation, joint venture, trust, business trust, limited liability company, cooperative or association.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time (or any corresponding provisions of succeeding laws).

          "EXCESS NONRECOURSE LIABILITIES " shall have the meaning set forth in EXHIBIT H.

          "EXISTING TAX PROTECTIONS" shall mean those obligations contained within Section 5.4(e) of that certain Amended and Restated Agreement and Plan of Merger, by and among Prime Retail, Inc., a Maryland corporation, Prime Retail, L.P., a Delaware limited partnership, Horizon Group, Inc., a Michigan corporation, Sky Merger Corp., a Maryland corporation, Horizon Group Properties, Inc., a Maryland corporation, Horizon Group Properties, L.P., a Delaware limited partnership, and Horizon/Glen Outlet Centers Limited Partnership, a Delaware limited partnership, dated as of February 1, 1998

          "EXISTING TAX PROTECTIONS WAIVER LETTER" shall have the meaning set forth in ARTICLE XII.

          "GAAP" shall mean generally accepted accounting principles consistently applied.

          "GENERAL PARTNER" shall mean Prime Retail, Inc., a Maryland corporation, and any other Person who is admitted as a successor general partner of the Partnership at the time of reference thereto, including Renaissance.

          "GROSS ASSET VALUE" shall mean, with respect to any asset of the Partnership, such asset's adjusted basis for Federal income tax purposes, except as follows:

                  (a) the initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the gross fair market value of such asset as determined by the contributing Partner and the Partnership;

                  (b) subject to the obligations contained in EXHIBIT H, if the General Partner reasonably determines that an adjustment is necessary or appropriate to reflect the relative economic interests of the Partners, the Gross Asset Values of all Partnership assets shall be adjusted to equal their respective gross fair market values, as reasonably determined by the General Partner, as of the following times:

                        (i) a Capital Contribution (other than a DE MINIMIS Capital Contribution) to the Partnership by a new or existing Partner as consideration for a Partnership Interest;

                        (ii) the distribution by the Partnership to a Partner of more than a DE MINIMIS amount of Partnership assets as consideration for the redemption of a Partnership Interest; and

                        (iii) the liquidation of the Partnership within the meaning of Section 1.704-1(b)(2)(ii)(g) of the Regulations;

                  (c) the Gross Asset Values of Partnership assets distributed to any Partner shall be the gross fair market values of such assets (taking Section 7701(g) of the Code into account) as reasonably determined by the General Partner as of the date of distribution; and

                  (d) the Gross Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Sections 734(b) or 743(b) of the Code, but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Section 1.704-1(b)(2)(iv)(m) of the Regulations (See EXHIBIT B); PROVIDED, HOWEVER, that Gross Asset Values shall not be adjusted pursuant to this paragraph (d) to the extent that the General Partner reasonably determines that an adjustment pursuant to paragraph (b) above is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this paragraph (d).

At all times, Gross Asset Values shall be adjusted by any Depreciation taken into account with respect to the Partnership's assets for purposes of computing Net Income and Net Loss. Any adjustment to the Gross Asset Values of Partnership assets shall require an adjustment to the Partners' Capital Accounts; as for the manner in which such adjustments are allocated to the Capital Accounts, see EXHIBIT B.

          "IMMEDIATE FAMILY" shall mean, with respect to any Person, such Person's spouse, parents, parents-in-law, descendants, nephews, nieces, brothers, sisters, brothers-in-law, sisters-in-law, stepchildren, sons-in-law and daughters-in-law.

          "LIEN" shall mean any liens, security interests, mortgages, deeds of trust, charges, claims, encumbrances, pledges, options, rights of first offer or first refusal and any other rights or interests of others of any kind or nature, actual or contingent, or other similar encumbrances of any nature whatsoever.

          "LIMITED PARTNER" shall mean any Person named as a "Limited Partner" on EXHIBIT A hereto, as it may be amended from time to time, or any Person admitted as a Substituted Limited Partner or additional Limited Partner, in such Person's capacity as a limited partner of the Partnership. For clarity and avoidance of doubt, the General

     Partner is not a "Limited Partner" hereunder whether or not it holds any Common Units or Series C Preferred Units.

          "LIQUIDATING EVENTS" shall have the meaning set forth in SECTION 3.2.

          "LIQUIDATING TRUSTEE" shall mean the General Partner or, if there is no remaining General Partner, such Person as is selected as the Liquidating Trustee hereunder by the Consent of the Limited Partners, which Person may include an Affiliate of the General Partner or any Limited Partner; PROVIDED such Liquidating Trustee agrees in writing to be bound by the terms of this Agreement.

          "MAJOR DECISIONS" shall have the meaning set forth in SECTION 7.3 hereof.

          "MAJORITY-IN-INTEREST OF THE PARTNERS" shall mean Partner(s) (including the General Partner to the extent it holds Common Units) who hold in the aggregate more than fifty percent (50%) of the Common Units.

          "MERGER" shall mean the merger of PRT with and into Renaissance pursuant to the terms of the Merger Agreement.

          "MERGER AGREEMENT" has the meaning set forth in the Recitals hereof.

          "MERGER DATE" shall mean the date upon which the Merger is deemed effective pursuant to the terms of the Merger Agreement.

          "MINIMUM GAIN CAPITAL ACCOUNT" shall mean, with respect to a Partner, the sum of such Partner's Capital Account plus such Partner's share of Partner Minimum Gain, as described in Section 1.704-2(i)(5) of the Regulations, and Partnership Minimum Gain, as described in Section 1.704-2(g) of the Regulations. For purposes of determining Minimum Gain Capital Account, Nonrecourse Deductions and Partner Nonrecourse Deductions for a Partnership taxable year or other applicable period shall be allocated in a manner that is consistent with the method of allocation adopted under SECTION 9.4 or SECTION 9.6(c) (to the extent SECTION 9.4 or
     SECTION 9.6(c) is applicable to such Partnership taxable year or other applicable period).

          "NET CASH FLOW" means, with respect to the applicable period of measurement (i.e., any period beginning on the first day of the fiscal year, quarter or other period commencing immediately after the last day of the fiscal year, quarter or other applicable period for purposes of the most recent calculation of Net Cash Flow for or with respect to which a distribution has been made, and ending on the last day of the fiscal year, quarter or other applicable period immediately preceding the date of the calculation) the excess, if any, as of such date, of (a) the gross cash receipts of the Partnership for such period from all sources whatsoever, including, without limitation, the following:

                  (i) all rents, revenues, income and proceeds derived by the Partnership from its operations, including, without limitation, distributions received by the Partnership from any Entity in which the Partnership has an interest; (ii) all proceeds and revenues received by the Partnership on account of any sales of property of the Partnership or as a refinancing of or payments of principal, interest, costs, fees, penalties or otherwise on account of any borrowings or loans made by the Partnership or financings or refinancings of any property of the Partnership; (iii) the amount of any insurance proceeds and condemnation awards received by the Partnership; (iv) all capital contributions or loans received by the Partnership from its Partners; (v) any reduction in the cash amounts previously reserved by the Partnership and described in SUBSECTION
          (b)(viii) below, if the General Partner determines that such amounts are no longer needed; and (vi) the proceeds of liquidation of the Partnership's property in accordance with this Agreement, over (b) the sum of:

                  (i) all operating costs and expenses of the Partnership and capital expenditures made during such period (without deduction, however, for any capital expenditures, charges for depreciation or other expenses not paid in cash or expenditures from reserves described in (viii) below); (ii) all costs and expenses expended or paid during such period in connection with the sale or other disposition, or financing or refinancing, of property of the Partnership or the recovery of insurance or condemnation proceeds;
          (iii) all fees provided for under this Agreement; (iv) all debt service, including principal and interest, paid during such period on all indebtedness of the Partnership; (v) all capital contributions, advances, reimbursements or similar payments made to any Entity in which the Partnership has an interest; (vi) all loans made by the Partnership in accordance with the terms of this Agreement; (vii) all reimbursements to the General Partner or its Affiliates during such period, including Administrative Expenses to the extent not paid or payable by the General Partner pursuant to the last sentence of
          SECTION 7.1; (viii) any increases in reserves reasonably determined by the General Partner to be necessary for working capital, capital improvements, payments of periodic expenditures, debt service or other purposes for the Partnership or any Person in which the Partnership has an interest; (ix) any amounts paid by the Partnership pursuant to
          SECTION 4.8 to purchase any Series C Preferred Units upon the exercise of a Put Right; (x) any amounts paid pursuant to SECTION 4.10 or
          SECTION 4.11 in redemption of any Series A Preferred Units or Series B Preferred Units; and (xi) any amount paid by the Partnership in connection with the exercise of the Rights by any Limited Partners pursuant to ARTICLE XI.

          "NET INCOME OR NET LOSS" shall mean, for each Partnership taxable year or other applicable period, an amount equal to the Partnership's net income or loss for such year or period as determined for federal income tax purposes by the General Partner, determined in accordance with Section 703(a) of the Code (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a) of the Code shall be included in taxable income or loss), adjusted as follows:
     (i) by including as an item of gross income any tax-exempt income received by the Partnership and not otherwise taken into account in computing Net Income or Net Loss; (ii) by treating as a deductible expense any expenditure of the Partnership described in Section 705(a)(2)(B) of the Code and not otherwise taken into account in computing Net

     Income or Net Loss, including amounts paid or incurred to organize the Partnership (unless an election is made pursuant to Section 709(b) of the Code) or to promote the sale of interests in the Partnership; (iii) by treating deductions for any losses incurred in connection with the sale or exchange of Partnership property which are disallowed pursuant to Sections 267(a)(1) or 707(b) of the Code as expenditures described in Section 705(a)(2)(B) of the Code; (iv) by taking into account Depreciation in lieu of depreciation, depletion, amortization, and other cost recovery deductions taken into account in computing taxable income or loss; (v) by computing gain or loss resulting from any disposition of Partnership property with respect to which gain or loss is recognized for federal income tax purposes by reference to the Gross Asset Value of such property rather than its adjusted tax basis; (vi) in the event of an adjustment of the Gross Asset Value of any Partnership asset which requires that the Capital Accounts of the Partnership be adjusted pursuant to Sections 1.704-1(b)(2)(iv)(e), (f) and (m) of the Regulations, by taking into account the amount of such adjustment as additional Net Income or Net Loss pursuant to EXHIBIT B; and (vii) subject to the immediately preceding clause (vi), by excluding the Partnership items of income, gain, loss or deduction that are specially allocated pursuant to Sections II or III of EXHIBIT B attached hereto.

          "NON-CONSENTING PARTNER" shall have the meaning set forth in
     ARTICLE XII.

          "NONRECOURSE DEDUCTIONS" shall have the meaning set forth in Sections 1.704-2(b)(1) and 1.704-2(c) of the Regulations.

          "NONRECOURSE LIABILITIES" shall have the meaning set forth in Section 1.704-2(b)(3) of the Regulations and shall include liabilities of the Partnership (which do not constitute Partner Nonrecourse Debt) for which the lender has recourse to the Partnership, but has no recourse to any Partner (including the General Partner under Delaware law or otherwise).

          "OPTIONAL TAX INDEMNIFICATION UNITHOLDER SECTION 704(c) GAIN" shall have the meaning set forth in EXHIBIT H.

          "OPTIONAL TAX INDEMNIFICATION UNITHOLDER" shall have the meaning set forth in EXHIBIT H.

          "ORIGINAL AGREEMENT" shall have the meaning set forth in the Recitals to this Agreement.

          "PARTNER MINIMUM GAIN" shall mean an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Regulations.

          "PARTNER NONRECOURSE DEBT" shall have the meaning set forth in Section 1.704-2(b)(4) of the Regulations.

          "PARTNER NONRECOURSE DEDUCTIONS" shall have the meaning set forth in
     Section 1.704-2(i)(2) of the Regulations.

          "PARTNERS" shall mean the General Partner and the Limited Partners.

          "PARTNERSHIP" shall mean the limited partnership constituted by the Original Agreement, as such limited partnership may from time to time be constituted.

          "PARTNERSHIP INTEREST" shall mean the ownership interest now or hereafter held by a Partner in the Partnership from time to time pursuant to this Agreement, including, but not limited to, Partnership Units, exchange rights, capital accounts, and profits and distributions relating thereto, all other payments (if any) due or to become due in respect of such ownership interest pursuant to this Agreement, all rights, powers and remedies of a Partner under this Agreement, and all proceeds of all or any of the foregoing.

          "PARTNERSHIP MINIMUM GAIN" shall have the meaning set forth in Sections 1.704-2(b)(2) and (d) of the Regulations.

          "PARTNERSHIP PAYMENT DATE" shall mean the payment date established by the General Partner for the distribution of Net Cash Flow pursuant to
     SECTION 6.2 hereof, which payment date shall be the same as the payment date established by the General Partner for a distribution to its shareholders of some or all of its portion of such distribution.

          "PARTNERSHIP UNITS" shall mean fractional, undivided shares of Partnership Interests issued pursuant to this Agreement, and shall include, without limitation, all Common Units, all Series A Preferred Units, all Series B Preferred Units and all Series C Preferred Units. The ownership of Partnership Units of any class or series may be evidenced by a certificate for such Partnership Units in substantially the form of EXHIBIT G (including the restrictive legends thereon), or as the General Partner may determine from time to time.

          "PERMITTED TRANSFEREE" shall mean any Person to whom any Partnership Units are transferred in a Transfer permitted under the terms of this Agreement.

          "PERSON" shall mean any individual or Entity.

          "PROPERTY" shall mean any Shopping Center Project or other real estate project in which the Partnership or any Property Partnership, directly or indirectly, acquires ownership of a fee or leasehold interest.

          "PROPERTY PARTNERSHIP INTERESTS" shall mean and include the interest of the Partnership as a partner or other equity participant in any Property Partnership currently owned or hereafter acquired by the Partnership.

          "PROPERTY PARTNERSHIPS" shall mean and include any partnership or other Entity in which the Partnership, directly or indirectly, is or becomes a partner or other equity participant and which is formed for the purpose of acquiring, developing or owning a Property or a proposed Property.

          "PRT" has the meaning set forth in the Recitals hereof.

          "PURCHASE PRICE" shall have the meaning set forth in EXHIBIT C.

          "PUT PAYMENT DATE" has the meaning set forth in SECTION 4.8(b).

          "PUT RIGHT" has the meaning set forth in SECTION 4.8(a).

          "PUT RIGHT PRICE" has the meaning set forth in SECTION 4.8(c).

          "QUARTER" shall mean, [IF THE EFFECTIVE DATE OCCURS ON OR BEFORE DECEMBER 31, 2003 (i) for each year beginning after December 31, 2003, each of the three (3) month periods ending on March 31, June 30, September 30 and December 31 and (ii) for the year ending on December 31, 2003, the number of days between the Effective Date and December 31, 2003] [(i) IF THE EFFECTIVE DATE OCCURS AFTER DECEMBER 31, 2003 for each year beginning after December 31, 2004, each of the three (3) month periods ending on March 31, June 30, September 30 and December 31 and (ii) for the year ending on December 31, 2004, the number of days between the Effective Date and March 31, 2003 and each of the three (3) month periods ending on June 30, September 30 and December 31].

          "RECOURSE DOCUMENTS " shall have the meaning set forth in EXHIBIT H.

          "REGULATIONS" shall mean the final, temporary or proposed Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

          "REGULATORY ALLOCATIONS" shall have the meaning set forth in EXHIBIT B.

          "RENAISSANCE" has the meaning set forth in the Recitals hereof.

          "RIGHTS" shall have the meaning set forth in ARTICLE XI.

          "SALE EXERCISE NOTICE" shall have the meaning set forth in EXHIBIT C.

          "SECTION 704(c) TAX ITEMS" shall have the meaning set forth in EXHIBIT B.

          "SEPTEMBER 9, 1997 AGREEMENT" has the meaning set forth in the Recitals.

          "SERIES A LIQUIDATION PREFERENCE" shall mean, with respect to each Series A Preferred Unit, an amount equal to the sum of (i) $25.00 PLUS (ii) any accrued but unpaid Series A Preferred Distribution on such Series A Preferred Unit to the date of liquidation.

          "SERIES A PREFERRED DISTRIBUTION" means, for any Partner holding Series A Preferred Units, an amount equal to one quarter of the product of
     (i) the Series A Preferred Rate of Return multiplied by (ii) the number of Series A Preferred Units held by such Partner.

          "SERIES A PREFERRED DISTRIBUTION SHORTFALL" shall have the meaning set forth in SECTION 6.2(a)(iii).

          "SERIES A PREFERRED RATE OF RETURN" means the rate of return for each Series A Preferred Unit, which shall equal a rate of return of $2.625 per annum per Series A Preferred Unit, commencing on the initial issue date of such Series A Preferred Unit, which for clarity shall mean the date of original issuance of such Series A Preferred Unit as a "Preferred Unit" as defined in the Third Amended and Restated Agreement.

          "SERIES A PREFERRED UNIT REDEMPTION AMOUNT" means, with respect to each Series A Preferred Unit, an amount equal to (i) from the Effective Date until (but not including) March 31, 2004, $25.35 and (ii) on or after March 31, 2004, $25.00.

          "SERIES A PREFERRED UNITS" shall mean the Partnership Units designated as Series A Preferred Units under this Agreement and having the rights described in this Agreement. The owner of and number of Series A Preferred Units outstanding from time to time is as set forth on EXHIBIT A, as amended by the General Partner from time to time.

          "SERIES B LIQUIDATION PREFERENCE" shall mean, with respect to each Series B Preferred Unit, an amount equal to the sum of (i) $25.00 PLUS (ii) any accrued but unpaid Series B Preferred Distribution on such Series B Preferred Unit to the date of liquidation.

          "SERIES B PREFERRED DISTRIBUTION" means, for any Partner holding Series B Preferred Units, an amount equal to one quarter of the product of
     (i) Series B Preferred Rate of Return multiplied by (ii) the number of Series B Preferred Units held by such Partner.

          "SERIES B PREFERRED DISTRIBUTION SHORTFALL" shall have the meaning set forth in SECTION 6.2(a)(v).

          "SERIES B PREFERRED RATE OF RETURN" means the rate of return for each Series B Preferred Units, which shall equal a rate of return of $2.125 per annum per Series B Preferred Unit commencing on the initial issue date of such Series B Preferred Unit which for clarity shall mean the date of original issuance of such Series B Preferred Unit as a "Convertible Preferred Unit" as defined in the Third Amended and Restated Agreement.

          "SERIES B PREFERRED UNIT REDEMPTION AMOUNT" means, with respect to each Series B Preferred Unit, an amount equal to (i) from the Effective Date until (but not including) March 31, 2004, $25.425 and (ii) on or after March 31, 2004, $25.00.

          "SERIES B PREFERRED UNITS" shall mean the Partnership Units designated as Series B Preferred Units under this Agreement and having the rights described in this Agreement. The owner of and number of Series B Preferred Units outstanding from time to time is as set forth on EXHIBIT A, as amended by the General Partner from time to time.

          "SERIES C OPTIONAL TAX INDEMNIFICATION" shall mean any and all rights available to holders of Series C Preferred Units that are set forth in EXHIBIT H attached hereto.

          "SERIES C PREFERRED DISTRIBUTION" means, for each Partner holding Series C Preferred Units, an amount equal to one quarter of the product of the Series C Preferred

     Rate of Return TIMES the Series C Preferred Unit Stated Amount; PROVIDED, HOWEVER that the Series C Preferred Distributions (i) for the end of the Quarter ending on [IF EFFECTIVE DATE OCCURS ON OR BEFORE DECEMBER 31, 2003 December 31, 2003][IF EFFECTIVE DATE OCCURS AFTER DECEMBER 31, 2003 March 31, 2004] means an amount equal to (a) the product of the Series C Preferred Rate of Return TIMES the Series C Preferred Unit Stated Amount multiplied by (b) a fraction (1) the numerator of which is the number of days in such Quarter and (2) the denominator of which is 360 and (ii) for any period that does not represent a full Quarter means an amount equal to the product of the Series C Preferred Rate of Return TIMES the Series C Preferred Unit Stated Amount multiplied by a fraction (1) the numerator which is the number of days in the period and (2) the denominator of which is 360.

          "SERIES C PREFERRED DISTRIBUTION SHORTFALL" shall have the meaning set forth in SECTION 6.2(a)(i).

          "SERIES C PREFERRED RATE OF RETURN" means the rate of return for the Series C Preferred Units, which shall equal a rate of return of six percent (6%) per annum.

          "SERIES C PREFERRED UNIT STATED AMOUNT" means, for any Partner holding Series C Preferred Units, the stated amount of the Series C Preferred Units held by such Partner, which shall be calculated as the product of the number of Series C Preferred Units held by such Partner TIMES an $[AMOUNT TO EQUAL COMMON STOCK MERGER CONSIDERATION PER SHARE AS DETERMINED UNDER MERGER AGREEMENT].

          "SERIES C PREFERRED UNITS" shall mean the Partnership Units designated as Series C Preferred Units under this Agreement and having the rights described in this Agreement. The owner of and number of Series C Preferred Units outstanding from time to time is as set forth on EXHIBIT A, as amended by the General Partner from time to time.

          "SERVICE" shall mean the Internal Revenue Service and any successor governmental agency.

          "SHOPPING CENTER PROJECT" shall mean any shopping center, including construction and improvement activities undertaken with respect thereto and off-site improvements, on-site improvements, structures, buildings and/or related parking and other facilities.

          "SUBSTITUTED LIMITED PARTNER" means any Person who (i) is permitted to become a Limited Partner pursuant to the terms of SECTIONS 9.2 and 9.3 and
     (ii) agrees in writing to be bound by the terms of this Agreement by execution of a copy of this Agreement or by another written undertaking acceptable to the General Partner.

          "TAX ITEMS" shall have the meaning set forth in EXHIBIT B.

          "THIRD AMENDED AND RESTATED AGREEMENT" has the meaning set forth in the Recitals hereof.

          "TRANSFER" as a noun, shall mean any sale, assignment, conveyance, pledge, hypothecation, gift, encumbrance or other transfer, and as a verb, shall mean to sell, assign, convey, pledge, hypothecate, give, encumber or otherwise transfer.

     Certain additional terms and phrases have the meanings set forth in EXHIBIT B or H.

          1.2 EXHIBITS, ETC. References to "Exhibit" or to a "Schedule" are, unless otherwise specified, to one of the Exhibits or Schedules attached to this Agreement, and references to an "Article" or a "Section" are, unless otherwise specified, to one of the Articles or Sections of this Agreement. Each Exhibit and Schedule attached hereto is hereby incorporated herein by reference as if fully set forth herein.

                                   ARTICLE II
                                  ORGANIZATION

          2.1 FORMATION AND CONTINUATION. The parties hereto do hereby continue the Partnership as a limited partnership pursuant to the provisions of the Act, and all other pertinent laws of the State of Delaware, for the purposes and upon the terms and conditions hereinafter set forth. This Agreement shall be effective on and as of the Effective Date. The Partners agree that the rights and liabilities of the Partners shall be as provided in the Act except as otherwise herein expressly provided. Promptly upon the execution and delivery hereof, the General Partner shall cause any requisite amendment to the Certificate of Limited Partnership and such other notice, instrument, document, or certificate as may be required by applicable law, and which may be necessary to enable the Partnership to conduct its business, and to own its properties, under the Partnership name, to be filed or recorded in all appropriate public offices.

          2.2 NAME. The business of the Partnership shall be conducted under the name of Prime Retail, L.P. or such other name as the General Partner may select, and all transactions of the Partnership, to the extent permitted by applicable law, shall be carried on and completed in such name.

          2.3 CHARACTER OF THE BUSINESS. The purpose of the Partnership shall be to acquire, hold, own, develop, construct, improve, maintain, operate, sell, lease, transfer, encumber, convey, exchange, mortgage, pledge and otherwise dispose of or deal with (either directly or indirectly through one or more Property Partnerships) the Properties; to acquire, hold, own, develop, construct, improve, maintain, operate, manage, sell, lease, transfer, encumber, convey, exchange, mortgage, pledge and otherwise dispose of or deal with (either directly or indirectly through one or more Property Partnerships) real and personal property of all kinds; to exercise all of the powers of a partner in Property Partnerships; to acquire, own, deal with and dispose of Property Partnership Interests; to undertake such other activities as may be necessary, advisable, desirable or convenient to the business of the Partnership, and to engage in such other activities as shall be necessary or desirable to effect the foregoing purposes. The Partnership shall have all powers necessary or desirable to accomplish the purposes herein set forth. In connection with the foregoing, but subject to all of the terms, covenants, conditions and limitations contained in this Agreement, the Partnership shall have full power and authority, directly or through its interest in Property Partnerships, to enter into, perform, and carry out contracts of any kind, to borrow money and to issue evidences of indebtedness, whether or not secured by mortgage, trust deed, pledge or other lien, and, directly or indirectly, to acquire and construct additional Properties necessary or useful in connection with its business.

          2.4 LOCATION OF THE PRINCIPAL PLACE OF BUSINESS. The location of the principal place of business of the Partnership shall be at 100 East Pratt Street, 19th Floor, Baltimore, Maryland, 21202 or such other location as shall be selected from time to time by the General Partner in its sole discretion.

          2.5 REGISTERED AGENT AND REGISTERED OFFICE. The registered agent of the Partnership in the State of Delaware shall be The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801 or such other Person as the General Partner may select in its sole discretion. The registered office of the Partnership in the State of Delaware shall be The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801 or such other location as the General Partner may select in its sole and absolute discretion.

          2.6     POWER OF ATTORNEY.

          (a) Each Limited Partner and each assignee of a Limited Partner hereby constitutes and appoints the General Partner, any Liquidating Trustee and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:

                  (i) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (a) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments or restatements thereof) that the General Partner or the Liquidating Trustee deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the Limited Partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may or plans to conduct business or own property;
     (b) all instruments that the General Partner or the Liquidating Trustee deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms;
     (c) all conveyances and other instruments or documents that the General Partner deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; (d) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in, ARTICLES IV, VIII or IX hereof or the Capital Contribution of any Partner; and (e) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of Partnership Interests; and

                  (ii) execute, swear to, seal, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the General Partner or any Liquidating Trustee, to evidence, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Partners hereunder or is consistent with the terms of this Agreement or appropriate or necessary, in the sole discretion of the General Partner or any Liquidating Trustee, to effect the terms or intent of this Agreement.

Nothing contained herein shall be construed as authorizing the General Partner or any Liquidating Trustee to amend this Agreement except in accordance with
SECTION 14.7 hereof.

          (b) The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner and any Liquidating Trustee to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive and not be affected by the subsequent incapacity of any Limited Partner or assignee of a Limited Partner and the transfer of all or any portion of such Limited Partner's or assignee's Partnership Units and shall extend to such Limited Partner's or assignee's heirs, successors, assigns and personal representatives. Each such Limited Partner or assignee of a Limited Partner hereby agrees to be bound by any representation made by the General Partner or any Liquidating Trustee, acting in good faith pursuant to such power of attorney, and each such Limited Partner or assignee hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the General Partner or any Liquidating Trustee, taken in good faith under such power of attorney and in accordance with the provisions of this Agreement. Each Limited Partner or assignee of a Limited Partner shall execute and deliver to the General Partner or the Liquidating Trustee, within fifteen (15) days after receipt of the General Partner's or Liquidating Trustee's request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidating Trustee, as the case may be, deems necessary to effect the provisions of this SECTION 2.6.

                                   ARTICLE III
                                TERM; DISSOLUTION

          3.1 TERM. The Partnership shall continue until December 31, 2050, unless the Partnership is dissolved sooner pursuant to the provisions of SECTION
3.2 or as otherwise provided by law.

          3.2 DISSOLUTION. Except as set forth in this SECTION 3.2, no Partner shall have the right to dissolve the Partnership. The Partnership shall not be dissolved by the admission of Substituted Limited Partners or additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. Upon the withdrawal of the General Partner, any successor General Partner shall continue the business of the Partnership. The Partnership shall dissolve, and its affairs shall be wound up, upon the first to occur of any of the following ("Liquidating Events"):

                  (a) an event described in Section 17-402(a) of the Act by reason of which the General Partner ceases to be the general partner, unless, within ninety (90) days after such event, a Majority-in-Interest of the Partners (other than the General Partner) that remain agree in writing to continue the business of the Partnership and to appoint, effective as of the date of such event, a successor General Partner;

                  (b) an election to dissolve the Partnership made by the General Partner with the Consent of the Partners;

                  (c) the sale of all or substantially all of the assets and properties of the Partnership, subject to the obligations contained in EXHIBIT H;

                  (d) entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Act; or

                  (e) the expiration of the term of the Partnership as provided in SECTION 3.1 hereof.

          3.3 BANKRUPTCY OF A LIMITED PARTNER. The Bankruptcy of any Limited Partner shall not cause a dissolution of the Partnership, but the rights of such Limited Partner to share in the Net Income or Net Loss of the Partnership and to receive distributions from the Partnership shall, on the happening of such event, devolve on its successors or assigns, subject to and in accordance with the terms and conditions of this Agreement, and the Partnership shall continue as a limited partnership. However, in no event shall such assignee(s) become a Substituted Limited Partner except in accordance with ARTICLE IX hereof.

                                   ARTICLE IV
                       CONTRIBUTIONS TO CAPITAL; FINANCING

          4.1 GENERAL PARTNER CAPITAL CONTRIBUTION. The General Partner has made contributions to the Partnership in return for the Series A Preferred Units, the Series B Preferred Units and the Common Units in the amounts set forth on EXHIBIT A. The General Partner may hold additional Partnership Units issued from time to time by the Partnership, or upon purchase by the General Partner pursuant to SECTION 4.8 or ARTICLE XI hereof.

          4.2 LIMITED PARTNER CAPITAL CONTRIBUTIONS. Each Limited Partner had made contributions to the capital of the Partnership in return for the Common Units and, upon conversion of such Common Units in accordance with
ARTICLE XII, the Series C Preferred Units in the amounts set forth on EXHIBIT A. The holders of the Series C Preferred Units shall be entitled to the rights and privileges as set forth in this Agreement; provided that no Non-Consenting Partner shall be entitled to the Series C Optional Tax Indemnification unless such Non-Consenting Partner shall have complied with the terms of ARTICLE XII and delivered an Existing Tax Protections Waiver Letter to the General Partner on or prior to the Effective Date.

          4.3 ADDITIONAL FUNDS. The sums of money required to finance the business and affairs of the Partnership shall be derived from the initial Capital Contributions made to the Partnership from the Partners as set forth in SECTIONS 4.1 and 4.2 hereof and from funds generated from the operation and business of the Partnership, including without limitation distributions directly or indirectly received by the Partnership from the Property Partnerships. In the event additional financing is needed from sources other than as set forth in the preceding sentence for any reason, the General Partner may, in its sole discretion, in such amounts and at such times as it solely shall determine to be necessary or appropriate, (i) issue additional Partnership Interests in accordance with SECTION 4.4 hereof; (ii) make additional Capital

Contributions to the Partnership; (iii) cause the Partnership to borrow money, enter into loan arrangements, issue debt securities, obtain letters of credit or otherwise borrow money on a secured or unsecured basis; (iv) make a loan or loans to the Partnership; or (v) sell any assets or properties of the Partnership, subject to the obligations contained in EXHIBIT H. In no event shall the Limited Partners be required to make any additional Capital Contributions or any loan to, or otherwise provide any financial accommodation for the benefit of, the Partnership.

          4.4 ISSUANCE OF ADDITIONAL PARTNERSHIP INTERESTS; ADMISSION OF ADDITIONAL LIMITED PARTNERS. In addition to any Partnership Interests issuable by the Partnership pursuant to ARTICLE XII, SECTION 4.2 and SECTION 4.3 hereof, the General Partner is authorized to cause the Partnership to issue additional Partnership Interests in the form of Common Units or any other class, subclass or series of Partnership Units to any Persons at any time or from time to time, for consideration not less than the fair value thereof, and on such terms and conditions, as the General Partner shall establish in each case in its sole and absolute discretion, without any approval being required from any Limited Partner or any other Person; PROVIDED, HOWEVER, that (i) no series of Partnership Units which are senior or PARI PASSU with the Series C Preferred Units may be issued by the Partnership without the written consent of Limited Partners holding in the aggregate more than fifty percent (50%) of the Series C Preferred Units and (ii) no such issuance of additional Partnership Units materially and adversely impacts the rights, preferences and terms of the Common Units held by Limited Partners relative to those of the Common Units held by the General Partner. Subject to the limitations set forth in the preceding sentence, the General Partner may take such steps as it, in its reasonable discretion, deems necessary or appropriate to admit any Person as a Limited Partner of the Partnership, including, without limitation, amending the Certificate, EXHIBIT A or any other provision of this Agreement.

          4.5 EFFECTIVE DATE. On the Effective Date, all of the Preferred Units and Series B Preferred Units under the Third Amended and Restate Agreement are hereby renamed and restated as Series A Preferred Units and Series B Preferred Units, respectively, and have the rights and preferences set forth herein. On the Effective Date, the General Partner shall have the authority to issue Series C Preferred Units as a new class of Partnership Unit subject to the terms and conditions set forth in ARTICLE XII hereof.

          4.6 NO THIRD PARTY BENEFICIARY. No creditor or other third party having dealings with the Partnership shall have the right to enforce the right or obligation of any Partner to make Capital Contributions or loans or to pursue any other right or remedy hereunder or at law or in equity, it being understood and agreed that the provisions of this Agreement shall be solely for the benefit of, and may be enforced solely by, the parties hereto and their respective successors and assigns. None of the rights or obligations of the Partners herein set forth to make Capital Contributions or loans to the Partnership shall be deemed an asset of the Partnership for any purpose by any creditor or other third party, nor may such rights or obligations be sold, transferred or assigned by the Partnership or pledged or encumbered by the Partnership to secure any debt or other obligation of the Partnership or of any of the Partners.

          4.7 NO INTEREST; NO RETURN. No Partner shall be entitled to interest on its Capital Contribution or on such Partner's Capital Account. Except as provided herein or by law, no Partner shall have any right to demand or receive the return of its Capital Contribution from the Partnership.

          4.8     PUT RIGHT OF HOLDERS OF SERIES C PREFERRED UNITS.

          (a) Notwithstanding anything to the contrary herein, each Limited Partner shall have the right to sell to the Partnership and the General Partner all (and not less than all) of such Limited Partner's Series C Preferred Units for the Put Right Price (as defined below) (the "PUT RIGHT"). The Put Right shall be exercisable in the sole discretion of such Limited Partner (or his estate) at any time. To exercise the Put Right, such Limited Partner (or his estate) (the "SELLING PARTNER") shall give written notice (the "PUT NOTICE") of his irrevocable election to exercise the Put Right to the General Partner. The General Partner may determine in its sole and absolute discretion whether to cause the Partnership to redeem, or whether to purchase on the General Partner's own behalf, the Series C Preferred Units subject to the Put Notice. Notwithstanding anything to the contrary herein, the General Partner shall have the right to assign to any Person the General Partner's right to acquire the Series C Preferred Units subject to a Put Notice; provided that no such assignment shall relieve the General Partner or the Partnership of its obligation to acquire such Series C Preferred Units from a Selling Partner.

          (b) Unless the Selling Partner and the General Partner agree otherwise, the closing of the purchase of the Selling Partner's Series C Preferred Units pursuant to this SECTION 4.8 shall be, and the Put Right Price shall be paid, as soon as reasonably practicable but in no event more than thirty (30) days after the receipt of the Put Notice by the General Partner (the actual date of payment being the "Put Payment Date"). The Selling Partner and the General Partner agree to execute and deliver such agreements and assignments and provide customary warranties and other documents as may be reasonably necessary to document and effect the sale or redemption and purchase of the Selling Partner's Series C Preferred Units pursuant to this SECTION 4.8.

          (c) For purposes of this SECTION 4.8, the term "PUT RIGHT PRICE" shall mean the sum of (i) the product of (A) the number of Series C Preferred Units to be sold or redeemed pursuant to a Put Right TIMES (B) an [AMOUNT TO EQUAL COMMON STOCK MERGER CONSIDERATION PER SHARE AS DETERMINED UNDER MERGER AGREEMENT], PLUS (ii) the Preferred Distribution Shortfall in respect of the Series C Preferred Units to be sold or redeemed as of the Partnership Payment Date immediately preceding the relevant Put Payment Date, PLUS (iii) the cumulative, undistributed Preferred Distribution in respect of the Series C Preferred Units to be sold or redeemed calculated from the end of the Quarter for which the Preferred Distribution Shortfall is determined under clause (ii) of this sentence to the Put Payment Date.

          4.9 AMENDMENTS TO EXHIBIT A. The General Partner shall amend EXHIBIT A hereto from time to time to reflect (i) each issuance of additional Partnership Units hereunder, (ii) each exercise of a Put Right by a Limited Partner, (iii) each Transfer of any Partnership Units, (iv) each redemption of any Series A Preferred Units or Series B Preferred Units, (v) each exercise of the Rights by any Limited Partner pursuant to ARTICLE XI, (vi) the exercise of any Conversion Right or other conversion of Common Units pursuant to ARTICLE XII, and (vii) any other changes relating to the ownership of or number or class of Partnership Units from time to time outstanding hereunder.

          4.10    REDEMPTION OF SERIES A PREFERRED UNITS.

          (a) The Partnership, at the option of the General Partner, may redeem the Series A Preferred Units, in whole or in part at any time or from time to time in part at a redemption price for each Series A Preferred Unit, payable in cash, in an amount equal to the Series A Preferred Unit Redemption Amount therefor. Notwithstanding anything to the contrary herein, the Partnership may not redeem any Series A Preferred Units until, at the time of such redemption, the Partnership has paid in full the holders of the Series C Preferred Units any Series C Preferred Distribution Shortfall and any amounts due and owing under SECTION 6.2(a)(ii).

          (b) Notice of the redemption of any Series A Preferred Units shall be mailed by first class mail to each Partner which is a holder of record of Series A Preferred Units to be redeemed at the address of each such Partner as shown on the Partnership's records, not less than 30 nor more than 90 days prior to the date fixed for redemption (the "Series A Call Date"). Neither the failure to mail any notice required by this paragraph, nor any defect therein or in the mailing thereof, to any particular Partner, shall affect the sufficiency of the notice or the validity of the proceedings for redemption with respect to the other Partners. Each such mailed notice shall state, as appropriate: (1) the Series A Call Date; (2) the number of Series A Preferred Units to be redeemed and, if fewer than all the Series A Preferred Units held by such Partner are to be redeemed, the number of such Series A Preferred Units to be redeemed from such Partner; (3) the redemption price; (4) the place or places of the closing for such redemption; and (5) that the Series A Preferred Distribution with respect to the Series A Preferred Units shall cease to accrue on such Series A Call Date except as otherwise provided herein. Notice having been mailed as aforesaid, from and after the Series A Call Date (unless the Partnership shall fail to make available an amount of cash necessary to effect such redemption),
(i) except as otherwise provided herein, the Series A Preferred Distribution on the Series A Preferred Units so called for redemption shall cease to accrue,
(ii) such Series A Preferred Units shall no longer be deemed to be outstanding, and (iii) all rights of the holders thereof as holders of Series A Preferred Units shall cease (except the rights to receive the cash payable upon such redemption, without interest thereon). The Partnership's obligation to provide cash in accordance with the preceding sentence shall be deemed fulfilled if, on or before the Series A Call Date, the Partnership shall deposit with a bank or trust company (which may be an affiliate of the Partnership) that has an office in the Borough of Manhattan, City of New York, and that has, or is an affiliate of a bank or trust company that has, capital and surplus of at least $50,000,000, necessary for such redemption, in trust, with irrevocable instructions that such cash be applied to the redemption of the Series A Preferred Units so called for redemption. No interest shall accrue for the benefit of the holders of Series A Preferred Units to be redeemed on any cash so set aside by the Partnership. Subject to applicable escheat laws, any such cash unclaimed at the end of two years from the Series A Call Date shall revert to the general funds of the Partnership, after which reversion the holders of such Series A Preferred Units so called for redemption shall look only to the general funds of the Partnership for the payment of such cash.

          (c) If fewer than all the outstanding Series A Preferred Units are to be redeemed, units to be redeemed shall be selected by the General Partner from outstanding Series A Preferred Units not previously called for redemption pro rata (as nearly as may be), by lot or by any other method determined by the General Partner in its sole discretion to be equitable.

          4.11    REDEMPTION OF SERIES B PREFERRED UNITS.

          (a) The Partnership, at the option of the General Partner, may redeem the Series B Preferred Units, in whole or in part at any time or from time to time in part at a redemption price for each Series B Preferred Unit, payable in cash, in an amount equal to the Series B Preferred Unit Redemption Amount therefor. Notwithstanding anything to the contrary herein, the Partnership may not redeem any Series B Preferred Units until, at the time of such redemption, the Partnership has paid in full (i) the holders of the Series C Preferred Units any Series C Preferred Distribution Shortfall and any amounts due and owing under SECTION 6.2(a)(ii), and (ii) the holders of the Series A Preferred Units any Series A Preferred Distribution Shortfall and any amounts due and owing under SECTION 6.2(a)(iv).

          (b) Notice of the redemption of any Series B Preferred Units shall be mailed by first class mail to each Partner which is a holder of record of Series B Preferred Units to be redeemed at the address of each such Partner as shown on the Partnership's records, not less than 30 nor more than 90 days prior to the date fixed for redemption (the "Series B Call Date"). Neither the failure to mail any notice required by this paragraph, nor any defect therein or in the mailing thereof, to any particular Partner, shall affect the sufficiency of the notice or the validity of the proceedings for redemption with respect to the other Partners. Each such mailed notice shall state, as appropriate: (1) the Series B Call Date; (2) the number of Series B Preferred Units to be redeemed and, if fewer than all the Series B Preferred Units held by such Partner are to be redeemed, the number of such Series B Preferred Units to be redeemed from such Partner; (3) the redemption price; (4) the place or places of the closing for such redemption; and (5) that the Series B Preferred Distribution with respect to the Series B Preferred Units shall cease to accrue on such Series B Call Date except as otherwise provided herein. Notice having been mailed as aforesaid, from and after the Series B Call Date (unless the Partnership shall fail to make available an amount of cash necessary to effect such redemption),
(i) except as otherwise provided herein, the Series B Preferred Distribution on the Series B Preferred Units so called for redemption shall cease to accrue,
(ii) such Series B Preferred Units shall no longer be deemed to be outstanding, and (iii) all rights of the holders thereof as holders of Series B Preferred Units shall cease (except the rights to receive the cash payable upon such redemption, without interest thereon). The Partnership's obligation to provide cash in accordance with the preceding sentence shall be deemed fulfilled if, on or before the Series B Call Date, the Partnership shall deposit with a bank or trust company (which may be an affiliate of the Partnership) that has an office in the Borough of Manhattan, City of New York, and that has, or is an affiliate of a bank or trust company that has, capital and surplus of at least $50,000,000, necessary for such redemption, in trust, with irrevocable instructions that such cash be applied to the redemption of the Series B Preferred Units so called for redemption. No interest shall accrue for the benefit of the holders of Series B Preferred Units to be redeemed on any cash so set aside by the Partnership. Subject to applicable escheat laws, any such cash unclaimed at the end of two years from the Series B Call Date shall revert to the general funds of the Partnership, after which reversion the holders of such Series B Preferred Units so called for redemption shall look only to the general funds of the Partnership for the payment of such cash.

          (c) If fewer than all the outstanding Series B Preferred Units are to be redeemed, units to be redeemed shall be selected by the General Partner from outstanding Series B Preferred Units not previously called for redemption pro rata (as nearly as may be), by lot or by any other method determined by the General Partner in its sole discretion to be equitable.

          4.12 PREFERENTIAL DISTRIBUTIONS UPON LIQUIDATION, DISSOLUTION OR WINDING UP.

          (a) Upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Partnership, subject to the prior preferences and other rights of the Series C Preferred Units and any other series of Partnership Units ranking senior to the Series A Preferred Units upon liquidation, dissolution, or winding up, but before any distribution or payment shall be made to the holders of the Series B Preferred Units, the Common Units or any other series of Partnership Units ranking junior to the Series A Preferred Units in the distribution of assets upon any liquidation, dissolution or winding up of the Partnership, the holders of Series A Preferred Units shall be entitled to receive out of the assets of the Partnership legally available for distribution to its Partners liquidating distributions in cash or property at its fair market value as determined by the General Partner in the amount of the Series A Liquidation Preference per Series A Preferred Unit. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series A Preferred Unit will have no right or claim to any of the remaining assets of the Partnership and shall not be entitled to any other distribution in the event of liquidation, dissolution or winding up of the affairs of the Partnership.

          (b) In the event that, upon any such voluntary or involuntary liquidation, dissolution or other winding up, the legally available assets of the Partnership are insufficient to pay the amount of the Series A Liquidation Preference per Series A Preferred Unit and the corresponding amounts payable on all Partnership Units ranking on a parity with the Series A Preferred Unit in the distribution of assets upon liquidation, dissolution or winding up, then the holders of the Series A Preferred Unit and all such other Partnership Units shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.

          (c) Upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Partnership, subject to the prior preferences and other rights of the Series C Preferred Units, the Series A Preferred Units and any other series of Partnership Units ranking senior to the Series B Preferred Units upon liquidation, dissolution or winding up, but before any distribution or payment shall be made to the holders of the Common Units or any other series of Partnership Units ranking junior to the Series B Preferred Units in the distribution of assets upon liquidation, dissolution or winding up of the Partnership, the holders of Series B Preferred Units shall be entitled to receive out of the assets of the Partnership legally available for distribution to its Partners liquidating distributions in cash or property at its fair market value as determined by the General Partner in the amount of the Series B Liquidation Preference per Series B Preferred Unit. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series B Preferred Units will have no right or claim to any of the remaining assets of the Partnership and shall not be entitled to any other distribution in the event of liquidation, dissolution or winding up of the affairs of the Partnership.

          (d) In the event that, upon any such voluntary or involuntary liquidation, dissolution or other winding up, the legally available assets of the Partnership are insufficient to pay the amount of the Series B Liquidation Preference per Series B Preferred Unit and the corresponding amounts payable on all Partnership Units ranking on a parity with the Series B Preferred Units in the distribution of assets upon liquidation, dissolution or winding up, then the holders of the Series B Preferred Units and all such other Partnership Units shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.

          (e) Neither the consolidation or merger of the Partnership into or with another corporation or any other entity nor the sale, lease, transfer or conveyance of all or substantially all of the assets of the Partnership to another corporation or any other entity shall be deemed to constitute a liquidation, dissolution or winding up of the affairs of the Partnership within the meaning of this SECTION 4.12.

                                    ARTICLE V
                              INTENTIONALLY OMITTED

                                   ARTICLE VI
         ALLOCATIONS, DISTRIBUTIONS AND OTHER TAX AND ACCOUNTING MATTERS

          6.1 ALLOCATIONS. The Net Income, Net Loss and/or other Partnership items shall be allocated pursuant to the provisions of EXHIBIT B.

          6.2     DISTRIBUTIONS.

          (a) Except for the distributions pursuant to SECTION 8.2 in connection with the dissolution and liquidation of the Partnership, from and after the Effective Date the General Partner shall cause the Partnership to distribute all Net Cash Flow to the Partners quarterly, in such amounts as the General Partner shall determine, and in the following priority:

                  (i) First, to the extent that the amount of cash distributed in respect of Series C Preferred Units then outstanding on the Partnership Payment Date for all prior Quarters pursuant to SECTION 6.2(a)(ii) (other than the immediately preceding Quarter) was less than the aggregate Series C Preferred Distribution in respect of such Series C Preferred Units for all such Quarters, and such deficiency was not previously distributed pursuant to this SUBSECTION (i) or paid in connection with the exercise of a Put Right (a "SERIES C PREFERRED DISTRIBUTION SHORTFALL"), Net Cash Flow shall be distributed in respect of such Series C Preferred Units, PRO RATA, until the amount distributed equals such Series C Preferred Distribution Shortfall.

                  (ii) Second, Net Cash Flow shall be distributed in respect of Series C Preferred Units then outstanding on the Partnership Payment Date, PRO RATA, until the amount distributed in respect of each such Series C Preferred Unit equals the Series C Preferred Distribution for the immediately preceding Quarter for that Series C Preferred Unit.

                  (iii) Third, to the extent that the amount of cash distributed to the General Partner in respect of Series A Preferred Units then outstanding on the Partnership Payment Date for all prior Quarters pursuant to SECTION 6.2(a)(iv) (other than the immediately preceding Quarter) was less than the aggregate Series A Preferred Distribution in respect of such Series A Preferred Units for all such Quarters, and such deficiency was not previously distributed pursuant to this SUBSECTION (iii) or paid as part of a Series A Preferred Unit Redemption Amount (a "SERIES A PREFERRED DISTRIBUTION SHORTFALL"), Net Cash Flow shall be distributed to the General Partner in respect of such Series A Preferred Units, until the amount distributed equals such Series A Preferred Distribution Shortfall.

                  (iv) Fourth, Net Cash Flow shall be distributed to the General Partner in respect of Series A Preferred Units then outstanding on the Partnership Payment Date, until the amount distributed in respect of each such Series A Preferred Unit equals the Series A Preferred Distribution for the immediately preceding Quarter for that Series A Preferred Unit.

                  (v) Fifth, to the extent that the amount of cash distributed in respect of Series B Preferred Units then outstanding on the Partnership Payment Date for all prior Quarters pursuant to SECTION 6.2(a)(vi) (other than the immediately preceding Quarter) was less than the aggregate Series B Preferred Distribution in respect of such Series B Preferred Units for all such Quarters, and such deficiency was not previously distributed pursuant to this SUBSECTION (v) or paid as part of a Series B Preferred Unit Redemption Amount (a "SERIES B PREFERRED DISTRIBUTION SHORTFALL"), Net Cash Flow shall be distributed in respect of such Series B Preferred Units, PRO RATA, until the amount distributed equals such Series B Preferred Distribution Shortfall.

                  (vi) Sixth, Net Cash Flow shall be distributed in respect of Series B Preferred Units then outstanding on the Partnership Payment Date, PRO RATA, until the amount distributed in respect of each such Series B Preferred Unit equals the Series B Preferred Distribution for the immediately preceding Quarter for that Series B Preferred Unit.

                  (vii) Seventh, the balance of any Net Cash Flow to be distributed, if any, shall be distributed to the Partners holding Common Units on the Partnership Payment Date with respect to the immediately preceding Quarter, PRO RATA, in accordance with their respective Common Units.

          (b)     Intentionally Omitted.

          (c)     Intentionally Omitted.

          (d)     Intentionally Omitted.

          (e) With respect to any Limited Partner(s) from whom the General Partner receives a Sale Exercise Notice to exercise Rights in accordance with
ARTICLE XI, the General Partner shall cause the Partnership to distribute to such Limited Partner(s), with respect to the Common Units for which the Purchase Price is paid, (i) on the Partnership Payment Date, if any, thereafter occurring during the Quarter in which the Purchase Price is paid, an amount equal to a full PRO RATA share of any Net Cash Flow to which such Limited Partner would have been entitled to receive pursuant to SECTION 6.2(a)(vii) had such Limited Partner held such Common Units on the Partnership Payment Date occurring in such Quarter and (ii) on the Partnership Payment Date, if any, occurring during the next succeeding Quarter after such Exercise Notice is received, an amount equal to the Net Cash Flow to which such Limited Partner would have been entitled to receive pursuant to SECTION 6.2(a)(vii) had such Limited Partner held such Common Units on the Partnership Payment Date, multiplied by a fraction, the numerator of which is the number of days in the preceding Quarter (based on three 30-day months) that the Limited Partner held such Common Units and the denominator of which is 90.

          6.3 BOOKS OF ACCOUNT. At all times during the continuance of the Partnership, the General Partner shall maintain or cause to be maintained full, true, complete and correct books of account in accordance with GAAP wherein shall be entered particulars of all monies, goods or effects belonging to or owing to or by the Partnership, or paid, received, sold or purchased in the course of the Partnership's business, and all of such other transactions, matters and things relating to the business of the Partnership as are usually entered in books of account kept by persons engaged in a business of a like kind and character as the Partnership. In addition, the Partnership shall keep all records as required to be kept pursuant to the Act. The books and records of account shall be kept at the principal office of the Partnership, and each Partner shall at all reasonable times, and upon reasonable notice, have access to such books and records and the right to inspect the same.

          6.4 REPORTS. The General Partner shall cause to be submitted to the Limited Partners promptly upon receipt of the same from the Accountants and in no event later than April 1 of each year, copies of Audited Financial Statements prepared on a consolidated basis for the Partnership and each of the Property Partnerships, together with the reports thereon, and all supplementary schedules and information, prepared by the Accountants.

          6.5 AUDITS. Not less frequently than annually, the books and records of the Partnership shall be audited by the Accountants. The General Partner shall, unless determined otherwise by the General Partner with the Consent of the Partners, engage the Accountants to audit the books and records of the Property Partnerships.

          6.6 TAX ELECTIONS AND RETURNS. Subject to the obligations under EXHIBIT H, all elections required or permitted to be made by the Partnership under any applicable tax law shall be made by the General Partner in its sole discretion (including the election to be a "large partnership" under Code
Section 775); PROVIDED, HOWEVER, if requested by a transferee (or if the General Partner is a transferee, as it shall determine in its sole discretion), the General Partner shall file an election on behalf of the Partnership pursuant to
Section 754 of the Code to adjust the basis of the Partnership property in the case of a transfer of a Partnership Interest made in accordance with the provisions of this Agreement, including transfers made in connection with the exercise of Rights. The General Partner shall be responsible for preparing and filing all federal and state tax returns for the Partnership and furnishing copies thereof to the Partners, together with required Partnership schedules showing allocations of Tax Items and copies of the tax returns of all Property Partnerships all within the period of time prescribed by law (including extensions). The General Partner shall consult in good faith with the Limited Partners regarding any proposed modifications to the tax returns of the Partnership and/or the Property Partnerships by the Limited Partners.

          6.7 TAX MATTERS PARTNER. The General Partner is hereby designated as the Tax Matters Partner for the Partnership within the meaning of Section 6231(a)(7) of the Code and is authorized, but not required, to take all actions within its authority as tax matters partner, as described in subchapters C and D of Chapter 63, subtitle F of the Code; PROVIDED, HOWEVER, that in exercising its authority as Tax Matters Partner, the General Partner shall be limited by the provisions of this Agreement affecting tax aspects of the Partnership (including the provisions contained in EXHIBIT H).

                                   ARTICLE VII
             RIGHTS, DUTIES AND RESTRICTIONS OF THE GENERAL PARTNER

          7.1 EXPENDITURES BY PARTNERSHIP. The General Partner is hereby authorized to pay compensation for accounting, administrative, legal, technical, management and other services rendered to the Partnership. All of the aforesaid expenditures shall be made on behalf of the Partnership and, except as provided below, the General Partner shall be entitled to reimbursement by the Partnership for any expenditures incurred by it on behalf of the Partnership which shall be made other than out of the funds of the Partnership. The Partnership shall also assume, and pay when due, all Administrative Expenses, but only to the extent not paid or payable by the General Partner from cash distributions received by the General Partner directly from any Property Partnership.

          7.2 POWERS AND DUTIES OF GENERAL PARTNER. The General Partner shall be responsible for the management of the Partnership's business and affairs. Except as otherwise herein expressly provided, including, without limitation, the provisions contained in EXHIBIT H, and subject to the limitations contained in SECTION 7.3 hereof with respect to Major Decisions, the General Partner shall have, and is hereby granted, full and complete power, authority and discretion to take such action for and on behalf of the Partnership and in its name as the General Partner shall, in its sole and absolute discretion, deem necessary or appropriate to carry out the purposes for which the Partnership was organized. Except as otherwise expressly provided herein, and subject to SECTION 7.3 hereof, the General Partner shall have the following rights, powers and authorities, to the extent necessary and appropriate to pursue and accomplish the purposes of the Partnership:

          (a) To manage, control, invest, reinvest, acquire by purchase, lease or otherwise, sell, contract to purchase or sell, hold for investment, grant, obtain, or exercise options to purchase, options to sell or conversion rights, assign, transfer, convey, deliver, endorse, exchange, pledge, mortgage, abandon, improve, repair, maintain, insure, lease for any term and otherwise deal with any and all property of whatsoever kind and nature, and wheresoever situated, in furtherance of the business or purposes of the Partnership;

          (b) To acquire, directly or indirectly, interests in real estate of any kind and of any type, and any and all kinds of interests therein, and to determine the manner in which title thereto is to be held; to manage, insure against loss, protect and subdivide any real estate, interests therein or parts thereof; to improve, develop or redevelop any such real estate; to participate in the ownership and development of any property; to dedicate for public use, to vacate any subdivisions or parts thereof, to resubdivide, to contract to sell, to grant options to purchase or lease, or to sell on any terms; to convey, mortgage, pledge or otherwise encumber said property, or any part thereof; to lease said property or any part thereof from time to time, upon any terms and for any period of time, and to renew or extend leases, to amend, change or modify the terms and provisions of any leases and to grant options to lease and options to renew leases and options to purchase; to partition or to exchange said real property, or any part thereof, for other real or personal property or to grant easements or charges of any kind; to relay, convey or assign any right, title or interest in or about or easement appurtenant to said property or any part thereof; to construct and reconstruct, remodel, alter, repair, add to or take from buildings on any real property in which the Partnership owns an interest; to insure any Person having an interest in or responsibility for the care, management or repair of such property; to direct the trustee of any land trust to mortgage, lease, convey or contract to convey the real estate held in such land trust or to execute and deliver deeds, mortgages, notes, and any and all documents pertaining to the property subject to such land trust or in any matter regarding such trust; to execute assignments of all or any part of the beneficial interest in any land trust in which the Partnership owns a beneficial interest;

          (c) To employ, engage or contract with or dismiss from employment or engagement Persons to the extent deemed necessary by the General Partner for the operation and management of the Partnership business, including but not limited to, contractors, subcontractors, engineers, architects, surveyors, mechanics, consultants, accountants, attorneys, insurance brokers, real estate brokers, financial counsel, professional advisers and others;

          (d) To enter into, make, amend, perform and carry out, or cancel and rescind, contracts and other obligations, including without limitation guaranties and indemnity agreements for any purpose pertaining to the business of the Partnership or any Property Partnership; and to loan money to, borrow money from and engage in transactions with Affiliates of the Partnership or any other Person;

          (e) To borrow money or procure loans and advances from any Person for Partnership purposes, and to apply for and secure, from any Person, credit or accommodations, without limitation as to amount; to contract liabilities and obligations, direct or contingent and of every kind and nature with or without security; to repay, discharge, settle, adjust, compromise, or liquidate any such loan, advance, credit, obligation or liability; and to draw, make, accept, endorse, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures, evidences of indebtedness and other instruments, and to secure the payment thereof, the interest thereon and any other obligations or liabilities relating thereto, in any manner, including without limitation by mortgage on, security interest in or pledge of, or conveyance or assignment in trust of, the whole or any part of the assets of the Partnership, real, personal or mixed, including contract rights and options, whether at the time owned or thereafter acquired, and future earnings, and to sell, pledge or otherwise dispose of such securities or other obligations of the Partnership for the furtherance of any purpose of the Partnership, and to guaranty or indemnify any Person in connection with any of the foregoing or any other activity of the Partnership;

          (f) To pledge, hypothecate, mortgage, assign, deposit, deliver, enter into sale and leaseback arrangements or otherwise give as security or as additional or substitute security, or sell or otherwise dispose of any and all Partnership property, tangible or intangible, including, but not limited to, real estate and beneficial interests in land trusts, and to make substitutions thereof, and to receive any proceeds thereof upon the release or surrender thereof; to sign, execute and deliver any and all assignments, deeds and other contracts and instruments in writing; to authorize, give, make, procure, accept and receive moneys, payments, property, notices, demands, vouchers, receipts, releases, compromises and adjustments; to waive notices, demands, and protests and authorize and execute waivers of every kind and nature; to enter into, make, execute, deliver and receive written agreements, undertakings and instruments of every kind and nature; to give oral instructions and make oral agreements; and generally to do any and all other acts and things incidental to any of the foregoing or with reference to any dealings or transactions which the General Partner may deem necessary, proper or advisable to effect or accomplish any of the foregoing or to carry out the business and purposes of the Partnership;

          (g) To acquire and enter into any contract of insurance which the General Partner deems necessary or appropriate for the protection of the Partnership, for the conservation of the Partnership's assets or for any purpose convenient or beneficial to the Partnership;

          (h) To conduct any and all banking transactions on behalf of the Partnership; to adjust and settle checking, savings, and other accounts with such institutions as the General Partner shall deem appropriate; to draw, sign, execute, accept, endorse, guarantee, deliver, receive and pay any checks, drafts, bills of exchange, acceptances, notes, obligations, undertakings and other instruments for or relating to the payment of money in, into, or from any account in the Partnership's name; to execute, procure, consent to and authorize extensions and renewals of any of the foregoing; to make deposits into and withdrawals from the Partnership's bank accounts and to negotiate or discount commercial paper, acceptances, negotiable instruments, bills of exchange and dollar drafts; to invest funds of the Partnership;

          (i) To demand, sue for, receive, and otherwise take steps to collect or recover all debt, rents, proceeds, interests, dividends, goods, chattels, income from property, damages and all other property, to which the Partnership may be entitled or which are or may become due the Partnership from any Person; to commence, prosecute or enforce, or to defend, answer or oppose, contest and abandon all legal proceedings in which the Partnership is or may hereafter be interested; and to settle, compromise or submit to arbitration any accounts, debts, claims, disputes and matters which may arise between the Partnership and any other Person and to grant an extension of time for the payment or satisfaction thereof on any terms, with or without security;

          (j) To make arrangements for financing, including the taking of all action deemed necessary or appropriate by the General Partner to cause any approved loans to be closed;

          (k) To take all reasonable measures necessary to insure compliance by the Partnership with applicable arrangements, and other contractual obligations and arrangements entered into by the Partnership from time to time in accordance with the provisions of this Agreement, including periodic reports as required to be submitted to lenders, and using all due diligence to insure that the Partnership is in compliance with its contractual obligations;

          (l)     To maintain the Partnership's books and records;

          (m) To prepare and deliver, or cause to be prepared and delivered by the Partnership's Accountants, all financial and other reports with respect to the operations of the Partnership and all Federal and state tax returns and reports;

          (n) To act in any state or nation in which the Partnership may lawfully act, for itself or as principal, agent or representative for any Person with respect to any business of the Partnership;

          (o) To become a partner or member in, and perform the obligations of a partner or member of, any general or limited partnership or limited liability company;

          (p) To apply for, register, obtain, purchase or otherwise acquire trademarks, trade names, labels and designs relating to or useful in connection with any business of the Partnership, and to use, exercise, develop and license the use of the same;

          (q) To pay or reimburse any and all actual fees, costs and expenses incurred in the formation and organization of the Partnership;

          (r) To do all acts which are necessary, customary or appropriate for the protection and preservation of the Partnership's assets, including the establishment of reserves; and

          (s) In general, to exercise all of the general rights, privileges and powers permitted to be had and exercised by the provisions of the Act, including without limitation the right to effect a merger of the Partnership with another Entity in accordance with the provisions of the Act.

Except as otherwise provided herein, to the extent the duties of the General Partner require expenditures of funds to be paid to third parties, the General Partner shall not have any obligations hereunder except to the extent that Partnership funds are reasonably available to it for the performance of such duties, and nothing herein contained shall be deemed to require the General Partner, in its capacity as such, to expend its individual funds to make any payment to third parties on behalf of the Partnership or to undertake any individual liability or obligation on behalf of the Partnership.

          7.3 MAJOR DECISIONS. The General Partner shall not, without the prior Consent of the Partners, on behalf of the Partnership, undertake any of the following actions (the "MAJOR DECISIONS"):

          (a) Amend and/or modify this Agreement other than in a manner expressly permitted in SECTION 14.7.

          (b) Take title to any personal or real property, other than in the name of the Partnership, a Property Partnership or pursuant to SECTION 7.5 or 7.8 hereof.

          (c) Dissolve the Partnership prior to the occurrence of any of the Liquidating Events.

          7.4 NO REMOVAL. In no event shall the Limited Partners or any other Persons have the right to remove the General Partner as general partner of the Partnership.

          7.5 GENERAL PARTNER PARTICIPATION. The General Partner agrees that all business activities of the General Partner, including activities pertaining to the acquisition, development and ownership of properties, shall be conducted through the Partnership; PROVIDED that the General Partner may own up to a one percent (1%) interest in any Property Partnership. The General Partner agrees that all borrowings for the purpose of making distributions to its stockholders will not be incurred by the General Partner but will be incurred only by the Partnership or by one or more of the Property Partnerships.

          7.6 PROSCRIPTIONS. The General Partner shall not have the authority to:

          (a) Do any act in contravention of this Agreement or which would make it impossible to carry on the ordinary business of the Partnership;

          (b) Possess any Partnership property or assign rights in specific Partnership property for other than Partnership purposes; or

          (c)     Do any act in contravention of applicable law.

Nothing herein contained shall impose any obligation on any Person or firm doing business with the Partnership to inquire as to whether or not the General Partner has properly exercised its authority in executing any contract, lease, mortgage, deed or other instrument on behalf of the Partnership, and any such third Person shall be fully protected in relying upon such authority.

          7.7 ADDITIONAL PARTNERS. Additional Partners may be admitted to the Partnership only as provided in SECTION 4.4 hereof.

          7.8 TITLE HOLDER. To the extent allowable under applicable law, title to all or any part of the properties of the Partnership may be held in the name of the Partnership or in the name of any other Person, the beneficial interest in which shall at all times be vested in the Partnership. Any such titleholder shall perform any and all of its respective functions to the extent and upon such terms and conditions as may be determined from time to time by the General Partner, consistent with the business and purposes of the Partnership.

          7.9 COMPENSATION OF THE GENERAL PARTNER. The General Partner shall not be entitled to any compensation for services rendered to the Partnership solely in its capacity as General Partner. The foregoing shall not limit the General Partner's right to reimbursement for those costs and expenses constituting Administrative Expenses as provided elsewhere in this Agreement.

          7.10    WAIVER AND INDEMNIFICATION.

          (a) Neither any Partner nor any Person acting on behalf of any Partner (including the Liquidating Trustee), pursuant hereto, shall be liable, responsible or accountable in damages or otherwise to the Partnership or to any Partner for any acts or omissions performed or omitted to be performed by them or for their errors of judgment; PROVIDED that the Partner's or such other Person's conduct or omission to act was taken in good faith. The Partnership shall, and hereby does, indemnify and hold harmless each Partner and its Affiliates and any individual acting on their behalf (including the Liquidating Trustee) from any loss, damage, expense, claim or liability, including, but not limited to, reasonable attorneys' fees and expenses, incurred by them by reason of the operations of the Partnership as set forth in this Agreement in which such Partner or other Person may be involved or in enforcing the provisions of this indemnity, unless it is established that: (i) the act or omission of such Partner or other Person was material to the matter giving rise to the loss, damage, expense, claim or liability and either was committed in bad faith or was the result of active and deliberate dishonesty; (ii) such Partner or other Person actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, such Partner or other Person had reasonable cause to believe that the act or omission was unlawful. Without limitation, the foregoing indemnity shall extend to any liability of any Partner or other Person, pursuant to a loan guaranty or otherwise, for any indebtedness of the Partnership or any Property Partnership or other subsidiary of the Partnership (including, without limitation, any indebtedness which the Partnership or any Property Partnership or other subsidiary of the Partnership has assumed or taken subject to), and the General Partner is hereby authorized and empowered, on behalf of the Partnership, to enter into one or more indemnity agreements consistent with the provisions of this SECTION 7.10 in favor of any Partner or other Person having or potentially having liability for any such indebtedness. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Person seeking indemnification did not meet the requisite standard of conduct set forth in this SECTION 7.10. The termination of any proceeding by conviction of a Person seeking indemnification or upon a plea of NOLO CONTENDERE or its equivalent by such Person, or any entry of any order or probation against such Person prior to judgment, creates a rebuttable presumption that such Person acted in a manner contrary to that specified in this SECTION 7.10 with respect to the subject matter of such proceeding. No Partner shall have any personal liability with respect to the foregoing indemnification, any such indemnification to be satisfied solely out of the assets of the Partnership.

          (b) Any Person entitled to indemnification under this Agreement shall be entitled to receive, upon application therefor, advances to cover the costs of defending any proceeding against such Person; PROVIDED, HOWEVER, that such advances shall be repaid to the Partnership, without interest, if such Person is found by a court of competent jurisdiction upon entry of a final judgment not to be entitled to such indemnification. All rights of the indemnitee hereunder shall survive the dissolution of the Partnership; PROVIDED, HOWEVER, that a claim for indemnification under this Agreement must be made by or on behalf of the Person seeking indemnification prior to the time the liquidation of the Partnership is completed. The indemnification rights contained in this Agreement shall be cumulative of, and in addition to, any and all rights, remedies and recourse to which the Person seeking indemnification shall be entitled, whether at law or in equity. Indemnification pursuant to this Agreement shall be made solely and entirely from the assets of the Partnership and no Partner shall be liable therefor.

          (c) The Partnership shall, and hereby does, indemnify and hold harmless the General Partner from any loss, damage, claim or liability, including, but not limited to, reasonable attorneys' fees and expenses, incurred by the General Partner by reason of (i) any indebtedness incurred by the General Partner in compliance with SECTION 4.3 hereof or any indebtedness of the Partnership or any subsidiary thereof that is guaranteed by the General Partner or (ii) vicarious liability by reason of its status as General Partner of the Partnership. The Partners agree that in the event the Partnership becomes a debtor in a bankruptcy proceeding under a plan of reorganization, any funds distributable to the General Partner and any funds distributable to the Limited Partners under such plan of reorganization, after discharging claims against the General Partner from such funds, will be distributed to the Limited Partners and the stockholders of the General Partner among the various classes of Partnership Units in accordance with the agreed priorities set forth in SECTION 6.2. Each Partner agrees to turn over any such funds to the General Partners to be so distributed.

          (d) The Limited Partners expressly acknowledge that the General Partner is acting on behalf of the Partnership and the General Partner's equity holders, collectively, that the General Partner is under no obligation to consider the separate interests of the Limited Partners (including, without limitation, the tax consequences to the Limited Partners or their assignees) in deciding whether to cause the Partnership to take (or decline to take) any actions and that the General Partner shall not be liable for monetary damages for losses sustained, liabilities incurred or benefits not derived by Limited Partners in connection with such decisions; PROVIDED that the General Partner has acted in good faith, including by complying with both the Existing Tax Protections in respect of all Limited Partners holding Common Units (and all Non-Consenting Partners who have not delivered an Existing Tax Protections Waiver Letter in accordance with ARTICLE XII) and EXHIBIT H in respect to all Optional Tax Indemnification Unitholders as well as complying with all other specific provisions of this Agreement for all Limited Partners.

          (e) Subject to its obligations and duties as General Partner set forth in SECTION 7.2 hereof, the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or through its agents.

          (f) The Partnership may, but shall not be obligated to, purchase and maintain insurance, on behalf of any Person potentially entitled to indemnification and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

                                  ARTICLE VIII
                     DISSOLUTION, LIQUIDATION AND WINDING-UP

          8.1     WINDING UP.

          (a)     Upon the occurrence of an event of dissolution described in
SECTION 3.2, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets and satisfying the claims of its creditors and Partners. No Partner shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership's business and affairs. The Liquidating Trustee shall be responsible for overseeing the winding up and liquidation of the Partnership's assets and shall take full account of the Partnership's liabilities and property and the Partnership's assets shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom (which may, to the extent determined by the Liquidating Trustee, include shares of stock or other equity interests in the General Partner) shall be applied and distributed in accordance with the provisions of SECTION 8.2.

          (b) In the discretion of the Liquidating Trustee, a PRO RATA portion of the distributions that would otherwise be made to the General Partner and Limited Partners pursuant to this ARTICLE VIII may be:

                  (i) distributed to a trust established for the benefit of the General Partner and Limited Partners for the purposes of liquidating Partnership assets, collecting amounts owed to the Partnership and paying any contingent or unforeseen liabilities or obligations of the Partnership or of the General Partner arising out of or in connection with the Partnership. The assets of any such trust shall be distributed to the General Partner and Limited Partners from time to time, in the reasonable discretion of the Liquidating Trustee, in the same proportions as the amount distributed to such trust by the Partnership would otherwise have been distributed to the General Partner and the Limited Partners pursuant to this Agreement; or

                  (ii) withheld or escrowed to provide a reasonable reserve for Partnership liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Partnership; PROVIDED that such withheld or escrowed amounts shall be distributed to the General Partner and Limited Partners in the manner and order of priority set forth in SECTION 8.2 as soon as possible.

          (c) A reasonable time shall be allowed for the orderly winding-up of the business and affairs of the Partnership and the liquidation of its assets pursuant to SECTION 8.1 hereof, in order to minimize any losses otherwise attendant upon such winding-up, and the provisions of this Agreement shall remain in effect between the Partners during the period of liquidation.

          (d) The liquidation of the Partnership shall not be deemed finally completed until the Partnership shall have received cash payments in full with respect to obligations such as notes, installment sale contracts or other similar receivables received by the Partnership in connection with the sale of Partnership assets and all remaining obligations of the Partnership have been satisfied or assumed by the Liquidating Trustee. The Liquidating Trustee shall continue to act to enforce all of the rights of the Partnership pursuant to any such obligations until such obligations are paid in full or otherwise satisfied. The Liquidating Trustee shall use reasonable efforts to liquidate the Partnership in the same year in which substantially all of the assets of the Partnership being disposed of in the liquidation are sold or exchanged.

          (e) The Liquidating Trustee shall be empowered to give and receive notices, reports and payments in connection with the dissolution, liquidation and/or winding-up of the Partnership and shall hold and exercise such other rights and powers as are necessary or required to permit all parties to deal with the Liquidating Trustee in connection with the dissolution, liquidation and/or winding-up of the Partnership.

          8.2 DISTRIBUTION ON DISSOLUTION AND LIQUIDATION. In the event of the dissolution and liquidation of the Partnership for any reason, the assets of the Partnership shall be liquidated for distribution in the following rank and order:

          (a) Payment of creditors of the Partnership (other than Partners) in the order of priority as provided by law;

          (b) Establishment of reserves as determined by the Liquidating Trustee to provide for contingent liabilities, if any;

          (c) Payment of debts of the Partnership to Partners, if any, in the order of priority provided by law;

          (d) To the Partners in accordance with the positive balances in their respective Capital Accounts after giving effect to all Capital Account adjustments for the Partnership taxable year which the liquidation occurs (other than those adjustments made pursuant to this SECTION 8.2(d), but including all Capital Contributions made that restore in whole or in part a deficit Capital Account)

Whenever the Liquidating Trustee reasonably determines that any reserves established pursuant to paragraph (b) above are in excess of the reasonable requirements of the Partnership, the amount determined to be excess shall be distributed to the Partners in accordance with paragraphs (c) and (d) above.

          8.3 TIMING REQUIREMENTS. In the event that the Partnership is "liquidated" within the meaning of Section 1.704-1(b)(2)(ii)(g) of the Regulations, any and all distributions to the Partners pursuant to SECTION 8.2(d) hereof shall be made no later than the later to occur of (i) the last day of the taxable year of the Partnership in which such liquidation occurs or (ii) ninety (90) days after the date of such liquidation.

          8.4 DEEMED DISTRIBUTION AND RECONTRIBUTION. Notwithstanding any other provision of this ARTICLE VIII, in the event the Partnership is considered liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) but no dissolution and liquidation has occurred pursuant to this Agreement the Partnership's property shall not be liquidated, the Partnership's liabilities shall not be paid or discharged, and the Partnership's affairs shall not be wound up. Instead, for federal and applicable state and local income tax purposes, the Partnership shall be deemed to have contributed the property in kind to a new limited partnership, which shall be deemed to have assumed and taken such property subject to all Partnership liabilities, in return for the interests in such partnership. Immediately thereafter, the Partnership shall be deemed to have distributed the interests in the new limited partnership to the

General Partner and the Limited Partners in proportion to their respective interests in the Partnership in liquidation of the Partnership.

          8.5 DISTRIBUTIONS IN KIND. In the event that it becomes necessary to make a distribution of Partnership property in kind, the Liquidating Trustee may, with the Consent of the Partners, transfer and convey such property to the distributees as tenants in common, subject to any liabilities attached thereto, so as to vest in the distributees undivided interests in the whole of such property in proportion to their respective rights to share in the proceeds of the sale of such property (other than as a creditor) in accordance with the provisions of SECTION 8.2 hereof.

          8.6 DOCUMENTATION OF LIQUIDATION. Upon the completion of the dissolution and liquidation of the Partnership, the Partnership shall terminate and the Liquidating Trustee shall have the authority to execute and record any and all documents or instruments required to effect the dissolution, liquidation and termination of the Partnership.

          8.7 DEFICIT CAPITAL ACCOUNT BALANCE. If any Partner has a deficit Capital Account (after giving effect to all contributions, distributions and allocations for all taxable years of the Partnership, including the year during which a liquidation of the Partnership occurs) then, except as specifically provided in any Recourse Documents for a specific Limited Partner, such Partner shall have no obligation to make any contribution to the capital of the Partnership with respect to such deficit, and such deficit shall not be considered a debt owed to the Partnership or to any other Person for any purpose whatsoever.

                                   ARTICLE IX
           TRANSFER OF PARTNERSHIP INTERESTS; WITHDRAWAL; ADMISSION OF
                               ADDITIONAL PARTNERS

          9.1     GENERAL PARTNER TRANSFER; WITHDRAWAL; SUBSTITUTE GENERAL
PARTNER.

          (a) The General Partner shall not voluntarily withdraw (as provided in Section 17-602(a) of the Act) as general partner of the Partnership and shall not sell, assign, pledge, encumber or otherwise dispose of all or any portion of its interest in the Partnership without the unanimous consent of all of the Limited Partners which consent may be withheld in their sole and absolute discretion. Notwithstanding anything to the contrary herein, the General Partner may merge or consolidate with, or convert into, any Entity with such Entity as the survivor of such merger, consolidation or conversion provided that such Entity has assumed all of the obligations and liabilities of the General Partner hereunder by express agreement or operation of law.

          (b) Upon any Transfer of a Partnership Interest in accordance with the provisions of this SECTION 9.1, the transferee General Partner shall become vested with the powers and rights of the transferor General Partner, and shall be liable for all obligations and responsible for all duties of the General Partner, once such transferee has executed such instruments as may be necessary to effect such admission and to confirm the agreement of such transferee to be bound by all the terms and provisions of this Agreement with respect to the Partnership Interest so acquired. It is a condition to any Transfer otherwise permitted hereunder that the transferee assumes by operation of law or express agreement all of the obligations of the transferor General Partner under this Agreement with respect to such transferred Partnership Interest and no such Transfer (other than pursuant to a statutory merger or consolidation wherein all obligations and liabilities of the transferor General Partner are assumed by a successor corporation or other Entity by operation of law) shall relieve the transferor General Partner of its obligations under this Agreement without the Consent of the Partners, in their reasonable discretion.

          (c) In the event the General Partner withdraws from the Partnership, in violation of this Agreement or otherwise, or dissolves or terminates or upon the Bankruptcy of the General Partner, a Majority-in-Interest of the Partners may elect to continue the Partnership business by selecting a substitute general partner. Upon any such event, the Partnership Interest of the General Partner shall cease to be the interest of a general partner, and shall be converted to the interest of a "Special Limited Partner." Upon such a conversion, the Special Limited Partner shall retain all Partnership Units allocated to the General Partner and shall have the right to (i) receive distributions of Net Cash Flow pursuant to SECTION 6.2 and 8.2, (ii) inspect, copy or review financial records of the Partnership and (iii) vote or exercise consent rights with respect to the number of Common Units held by it from time to time for any matter for which the Consent of the Partners is required or sought. Notwithstanding the conversion of the General Partner's Partnership Interest into the Interest of a Special Limited Partner pursuant to SECTION 9.1(c), the General Partner shall retain all management powers and shall continue to manage the business and affairs of the Partnership in accordance with the terms of this Agreement until such time as a successor General Partner is so selected and thereafter admitted, or a Liquidating Trustee other than the General Partner is selected.

          9.2 TRANSFERS BY LIMITED PARTNERS. No Limited Partner may Transfer any part of its Partnership Interest except in accordance with the provisions of SECTIONS 9.2 and 9.3. Any purported Transfer of any Partnership Interest by a Limited Partner in violation of any provision of this Agreement shall be void AB INITIO and shall not be given effect for any purpose by the Partnership.

          (a) A Limited Partner holding Common Units shall have the right to exercise its Rights with respect to ARTICLE XI and exercise its Conversion Right with respect to ARTICLE XII. A Limited Partner holding Series C Preferred Units shall have the right to exercise the Put Right subject to SECTION 4.8 and, to the extent such Limited Partner is a Tax Indemnification Unitholder, exercise the other rights and privileges set forth on EXHIBIT H hereto.

          (b)     Each Limited Partner shall, subject to the provisions of
SECTION 9.3, have the right to Transfer (i) all or any portion of its Common Units to any Person, whether or not in connection with the exercise of such Limited Partner's Rights, (ii) all or any portion of its Series C Preferred Units to any Person, if such Limited Partner is not an Optional Tax Indemnification Unitholder, or (iii) all or any portion of its Series C Preferred Units as provided in EXHIBIT H, if such Limited Partner is an Optional Tax Indemnification Unitholder. It is a condition to any Transfer otherwise permitted under this SECTION 9.2(b) that the transferee assumes by operation of law or express agreement (which agreement, in the event of a pledge of Partnership Units, may be entered into and become effective at the time of foreclosure or other realization on such pledged Partnership Units) all of the obligations of the transferor Limited Partner under this Agreement with respect to such transferred Partnership Units and no such Transfer (other than pursuant to a statutory merger or consolidation wherein all obligations and liabilities of the transferor Partner are assumed by a successor corporation or other Entity by operation of law) shall relieve the transferor Partner of its obligations under this Agreement without the approval of the General Partner, in its reasonable discretion.

          (c)     Upon any Transfer in accordance with the provisions of this
SECTION 9.2 and SECTION 9.3, the transferee shall be admitted as a Substituted Limited Partner (as such term is defined in the Act) and shall succeed to all of the rights and obligations (including, without limitation, the Rights, with respect to holders of Common Units, and the Put Right and, to the extent applicable pursuant to ARTICLE XII, the rights and privileges set forth on EXHIBIT H with respect to Optional Tax Indemnification Unitholders) of the transferor Limited Partner under this Agreement with respect to the transferred Partnership Units, in the place and stead of such transferor Limited Partner (which succession, in the event of a pledge of Partnership Units, may be entered into and become effective at the time of foreclosure or other realization on such pledged Partnership Units). Any transferee, whether or not admitted as a Substituted Limited Partner, shall take the transferred Partnership Units subject to the obligations of the transferor hereunder. Unless admitted as a Substituted Limited Partner, no transferee, whether by a voluntary Transfer, by operation of law or otherwise, shall have any rights under this Agreement or with respect to the Partnership Property, other than to receive such portion of the distributions made by the Partnership as are allocable to the Partnership Units transferred.

          (d)     Intentionally Omitted.

          (e)     Intentionally Omitted.

          (f) No Limited Partner may withdraw from the Partnership without the prior written consent of the General Partner, other than as a result of a Transfer of all of such Limited Partner's Partnership Interest in accordance with this Agreement or pursuant to the exercise of the Put Right with respect to all of such Limited Partner's Partnership Units. No Limited Partner shall be entitled to any distribution in respect of its Partnership Interest upon any such withdrawal.

          9.3 RESTRICTIONS ON TRANSFER. In addition to any other restrictions on Transfer contained in this Agreement, in no event may any Transfer of a Partnership Interest by any Partner be made (i) to any person or entity who lacks the legal right, power or capacity to own a Partnership Interest; (ii) in violation of applicable securities or other law; (iii) of any component portion of a Partnership Unit, such as the Capital Account, or rights to Net Cash Flow, separate and apart from all other components of a Partnership Unit; (iv) if such Transfer would cause a termination of the Partnership for federal income tax purposes (other than as a result of the Merger); (v) if the General Partner determines that such Transfer may reasonably cause the Partnership to cease to be classified as a partnership for Federal income tax purposes or to be treated as a publicly traded partnership as provided in Code
Section 7704; (vi) if such Transfer would cause the Partnership to become, with respect to any employee benefit plan subject to Title 1 of ERISA, a "party-in-interest" (as defined in Section 3(14) of ERISA) or a "disqualified person" (as defined in Section 4975(c) of the Code); (vii) if such Transfer would, in the opinion of counsel to the Partnership, cause any portion of the assets of the Partnership to constitute assets of any employee benefit plan pursuant to Department of Labor Section 2510.3-101 of the

Regulations; and (viii) to a lender to the Partnership or any Person who is related (within the meaning of Section 1.752-4(b) of the Regulations) to any lender to the Partnership whose loan constitutes a "nonrecourse liability" (within the meaning of Section 1.752-1(a)(2) of the Regulations) without the consent of the General Partner, in its sole and absolute discretion, unless the Partnership's basis in the Property Partnerships or applicable Property or any Partner's basis in its Partnership Interest for tax purposes would not be reduced as a result of such Transfer; PROVIDED, HOWEVER, that the restriction set forth in this clause (viii) of SECTION 9.3 shall not apply to any Transfer to a lender or a related Person to such lender if the interest (direct or indirect) of such lender or related Person in each item of Partnership income, gain, loss, deduction or credit for every taxable year that the partner is a partner in the Partnership is ten percent (10%) or less and the loan constitutes qualified nonrecourse financing within the meaning of Section 465(b)(6) of the Code and the Regulations thereunder (without regard to the type of activity financed).

          9.4 PRORATION IN EVENT OF TRANSFERS. If any Partnership Interest is transferred or assigned in compliance with the provisions of this ARTICLE IX or purchased or transferred pursuant to SECTION 4.8 or ARTICLE XI, on any day other than the first day of a Partnership taxable year, Net Income, Net Losses, each item thereof and all other items attributable to such interest for such Partnership taxable year shall be divided and allocated between the transferor Partner and the transferee Partner by taking into account their varying interests during the Partnership taxable year in accordance with Section 706(d) of the Code, using the pro ration method (unless the General Partner, in its sole and absolute discretion, elects to adopt another reasonable method permitted by law). Other than as provided in SECTION 6.2(e), all distributions of Net Cash Flow attributable to such Partnership Unit with respect to which the Partnership Payment Date is before the date of such transfer, assignment or redemption shall be made to the transferor Partner or the exchanging Partner, as the case may be, and, in the case of a transfer or assignment other than a redemption, all distributions of Net Cash Flow thereafter attributable to such Partnership Unit shall be made to the transferee Partner.

          9.5 ADMISSION OF SUCCESSOR GENERAL PARTNER. A successor to all of the General Partner's Partnership Interest pursuant to SECTION 9.1 hereof who is proposed to be admitted as a successor General Partner shall be admitted to the Partnership as the General Partner, effective upon such transfer. The admission of any such transferee shall not cause a dissolution of the Partnership, and such successor shall carry on the business of the Partnership. In each case, the admission of such successor shall be subject to the successor General Partner executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission. In the case of such admission on any day other than the last day of a Partnership year, all items attributable to the General Partner's Partnership Interest for such Partnership taxable year shall be allocated between the General Partner and its successor as provided in
SECTION 9.4 hereof. For clarity and avoidance of doubt, PRT has executed and delivered this Agreement and Renaissance has executed and delivered an Assumption and Acceptance Agreement in the form of EXHIBIT F hereto for the benefit of the Partnership and each of the Limited Partners and has assumed all of PRT's obligations hereunder and is hereby admitted as the successor General Partner as of the Effective Date, which is the last day of a Partnership taxable year.

          9.6     ADMISSION OF ADDITIONAL LIMITED PARTNERS.

          (a) A Person who makes a Capital Contribution to the Partnership in accordance with this Agreement or who exercises the right to receive Partnership Units pursuant to any option to receive any Partnership Units shall be admitted to the Partnership as an additional Limited Partner only upon furnishing to the General Partner (i) evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in
SECTION 2.6 hereof and (ii) such other documents or instruments as may be required in the discretion of the General Partner in order to effect such Person's admission as an additional Limited Partner.

          (b) Notwithstanding anything to the contrary in this SECTION 9.6 but subject to the provisions of SECTIONS 9.2 and 9.3, no Person shall be admitted as an additional Limited Partner without the consent of the General Partner, which consent may be given or withheld in the General Partner's sole and absolute discretion. The admission of any Person as an additional Limited Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership, following the consent of the General Partner to such admission.

          (c) If any additional Limited Partner is admitted to the Partnership on any day other than the first day of a Partnership taxable year, Net Income, Net Losses, each item thereof and all other items allocable among Partners and assignees of Partners for such Partnership Year shall be allocated among such additional Limited Partner and all other Partners and assignees by taking into account their varying interests during the Partnership taxable year in accordance with Section 706(d) of the Code, using the pro ration method. Solely for purposes of making such allocations, each of such items for the calendar month in which an admission of any additional Limited Partner occurs shall be allocated among all the Partners and assignees including such additional Limited Partner. All distributions of Net Cash Flow with respect to which the Partnership Record Date is before the date of such admission shall be made solely to Partners and assignees other than the additional Limited Partner, and all distributions of Net Cash Flow thereafter shall be made to all the Partners and assignees including such additional Limited Partner.

                                    ARTICLE X
                 RIGHTS AND OBLIGATIONS OF THE LIMITED PARTNERS

          10.1 NO PARTICIPATION IN MANAGEMENT; NO PERSONAL LIABILITY. Except as expressly permitted hereunder, the Limited Partners shall not take part in the management of the Partnership's business, transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership. Except for any liability to the Partnership pursuant to Section 17-607 of the Act for the amount of certain distributions and as otherwise specifically provided in this Agreement, no Limited Partner shall have any personal liability, beyond the amount of such Limited Partner's Capital Contributions, whether to the Partnership, to the General Partner or to the creditors of the Partnership, including, without limitation, for the debts, obligations, expenses or liabilities of the Partnership or any of its losses.

          10.2 DUTIES AND CONFLICTS. The General Partner recognizes that the Limited Partners and their Affiliates have or may have other business interests, activities and investments, some of which may be in conflict or competition with the business of the Partnership, and that, subject to the provisions of any separate noncompete or similar restrictive agreement with the Partnership or the General Partner, such persons are entitled to carry on such other business interests, activities and investments and may engage in or possess an interest in any other business or venture of any kind, independently or with others, on their own behalf or on behalf of other entities with which they are affiliated or associated, and such persons may engage in any activities, whether or not competitive with the Partnership, without any obligation to offer any interest in such activities to the Partnership or to any Partner. Except as otherwise provided in any separate noncompete or similar restrictive agreement with the Partnership or the General Partner, neither the Partnership nor any Partner shall have any right, by virtue of this Agreement, in or to such activities, or the income or profits derived therefrom, or any portion thereof or interest therein, and the pursuit of such activities, even if competitive with the business of the Partnership, shall not be deemed wrongful, improper or actionable.

                                   ARTICLE XI
                                 GRANT OF RIGHTS

          11.1 GRANT OF RIGHTS. The General Partner does hereby grant to the Limited Partners holding Common Units and such Limited Partners do hereby accept the right, but not the obligations (hereinafter such right sometimes referred to as the "Rights"), to sell all or a portion of their Common Units on the terms and subject to the conditions and restrictions contained in EXHIBIT C. The Rights granted hereunder may be exercised by any one or more of the Limited Partners, on the terms and subject to the conditions and restrictions contained in EXHIBIT C, upon delivery to the General Partner of a Sale Exercise Notice in the form of Schedule 1 to EXHIBIT C, which notice shall specify the Common Units to be sold by such Limited Partner. Once delivered, the Sale Exercise Notice shall be irrevocable, subject to payment by the General Partner (or, at the General Partner's election, the Partnership) of the Purchase Price in respect of such Common Units in accordance with the terms hereof.

          11.2 TERMS OF RIGHTS. The terms and provisions applicable to the Rights shall be as set forth in EXHIBIT C.

          11.3 REISSUANCE OR REALLOCATION OF COMMON UNITS. Any Common Units acquired by the General Partner pursuant to an exercise by any Limited Partner of the Rights shall be deemed to be acquired by and reallocated or reissued to the General Partner. The General Partner shall amend Exhibit A hereto to reflect each such sale and reallocation or reissuance of Common Units and each corresponding recalculation of the Common Units of the Partners.

                                   ARTICLE XII
        CONVERSION OF COMMON UNITS OF LIMITED PARTNERS ON EFFECTIVE DATE

     Each Limited Partner that holds Common Units as of the Effective Date shall have the right, on or prior to (but not at any time after) the Effective Date, to convert all, but not less than all, of his Common Units into an equal number of Series C Preferred Units subject the terms and conditions set forth in this ARTICLE XII (the "CONVERSION RIGHT"). To exercise the Conversion Right, such Limited Partner (or his estate) (the "CONVERTING PARTNER") shall execute and deliver to the General Partner a conversion consent and letter of transmittal in the form of EXHIBIT D attached hereto (a "CONVERSION NOTICE"). For clarity and avoidance of doubt, any Converting Partner whose Common Units have been converted into Series C Preferred Units hereunder forever relinquishes any and all rights such Converting Partner may have had as a holder of Common Units, including, but not limited to, any rights to the Existing Tax Protections.

     When a Converting Partner exercises the Conversion Right and delivers a Conversion Notice to the General Partner, such Converting Partner concurrently, and as part of its obligations under the terms of the Conversion Notice, grants to the General Partner such Converting Partner's irrevocable consent, pursuant to SECTION 14.7(a), to the amendment and restatement of this Agreement as of the Effective Date on the terms set forth herein. Notwithstanding anything to the contrary herein, in the event that Limited Partners holding a majority-in-interest of the Common Units held by Limited Partners as of the Effective Date exercise the Conversion Right and execute and deliver a Conversion Notice to the General Partner on or before the Effective Date, all of the Common Units held by Limited Partners who have not exercised their Conversion Right hereunder (each a "NON-CONSENTING PARTNER") are automatically hereby converted into an equal number of Series C Preferred Units as of the Effective Date bearing all of the rights, preferences and terms set forth for such Series C Preferred Units herein except the Series C Optional Tax Indemnification. On or after the Effective Date, the General Partner shall amend EXHIBIT A attached hereto to reflect the conversion of all Common Units of all Converting Partners, and, if applicable, all Common Units of Non-Consenting Partners, that have been converted hereunder into Series C Preferred Units.

     Notwithstanding anything to the contrary herein, any Non-Consenting Partner whose Common Units have been automatically converted into Series C Preferred Units pursuant to this Article XII shall retain his rights to the Existing Tax Protections; PROVIDED, HOWEVER, that such Non-Consenting Partner's Series C Preferred Units shall not have, and such Non-Consenting Partner shall not be entitled to exercise, any Series C Optional Tax Indemnification unless such Non-Consenting Partner shall, on or prior to the Effective Date, execute and deliver to the General Partner a letter waiving his rights to the Existing Tax Protections in the form of EXHIBIT E attached hereto (an "EXISTING TAX PROTECTIONS WAIVER LETTER"). From and after the date that a Non-Consenting Partner delivers an Existing Tax Protections Waiver Letter, his Series C Preferred Units shall be entitled to all of the Series C Optional Tax Indemnification in addition to all other rights, preferences and terms of Series C Preferred Units hereunder.

     The General Partner is herby authorized to cancel on the records of the Partnership all certificates issued by the Partnership that represent Common Units ("COMMON UNIT CERTIFICATES") held by Limited Partners whose Common Units have been converted to Series C Preferred Units whether or not such Common Unit Certificates have been delivered to the General Partner with a Conversion Notice or otherwise. Limited Partners holding Common Unit Certificates in their possession following the Effective Date shall cooperate with the General Partner and use reasonable efforts to deliver such Common Unit Certificates to the General Partner for cancellation in the event their Common Units have been converted into Series C Preferred Units hereunder. Any such Common Unit Certificates not delivered to the General

Partner by Limited Partners whose Common Units have been converted shall be void and of no effect after the Effective Date. Promptly after the Effective Date, the General Partner shall issue to each Limited Partner holding Series C Preferred Units a new certificate to represent such Partnership Units substantially in the form of EXHIBIT G attached hereto.

                                  ARTICLE XIII
                     PARTNER REPRESENTATIONS AND WARRANTIES

     Each Partner severally represents and warrants to the Partnership and the other Partners as follows:

          13.1 ORGANIZATION. Such Partner (if such Partner is an Entity) is duly organized, validly existing and in good standing under the laws of its state of organization.

          13.2 DUE AUTHORIZATION; BINDING AGREEMENT. The execution, delivery and performance of this Agreement by it have been duly and validly authorized by all necessary action of such Partner. This Agreement has been duly executed and delivered by it, or an authorized representative, and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms hereof.

          13.3 CONSENTS AND APPROVALS. No consent, waiver, approval or authorization of, or filing, registration or qualification with, or notice to, any governmental unit or any other person is required to be made, obtained or given by it in connection with the execution, delivery and performance of this Agreement other than consents, waivers, approvals or authorizations which have been obtained prior to the date hereof.

                                   ARTICLE XIV
                               GENERAL PROVISIONS

          14.1 NOTICES. All notices, offers or other communications required or permitted to be given pursuant to this Agreement shall be in writing and may be personally served, telecopied or sent by United States mail and shall be deemed to have been given when delivered in person, upon receipt of telecopy and oral or written confirmation by the addressee of such receipt, or three business days after deposit in United States mail, registered or certified, postage prepaid, and properly addressed, by or to the appropriate party. For purposes of this SECTION 14.1, the addresses of the parties hereto shall be as set forth below their name on a signature page hereof. The address of any party hereto may be changed by a notice in writing given in accordance with the provisions hereof.

          14.2 SUCCESSORS. This Agreement and all the terms and provisions hereof shall be binding upon and shall inure to the benefit of all Partners, and their respective legal representatives, heirs, legatees, successors and permitted assigns, except as expressly herein otherwise provided.

          14.3 EFFECT AND INTERPRETATION. This Agreement shall be governed by and construed in conformity with the laws of the State of Delaware.

          14.4 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

          14.5 PARTNERS NOT AGENTS. Nothing contained herein shall be construed to constitute any Partner the agent of another Partner, except as specifically provided herein, or in any manner to limit the Partners in the carrying on of their own respective businesses or activities.

          14.6 ENTIRE UNDERSTANDING, ETC. This Agreement constitutes the entire agreement and understanding among the Partners and supersedes any prior understandings and/or written or oral agreements among them respecting the subject matter hereof.

          14.7    AMENDMENTS.

          (a) This Agreement may not be amended, except by a written instrument signed by the General Partner and by a Majority-in-Interest of the Partners; PROVIDED, HOWEVER, that (i) no amendment of this Agreement may be made without the written consent of Limited Partners holding in the aggregate more than fifty percent (50%) of the Series C Preferred Units if such amendment will materially and adversely alter the rights, preferences and terms of the Series C Preferred Units, including, without limitation, (A) the right of any Limited Partner that holds Series C Preferred Units to exercise the Put Right or any other right or privileges set forth on EXHIBIT H; provided that the consent of Non-Consenting Partners who have not delivered an Existing Tax Protections Waiver Letter shall not be required with respect to amendments to EXHIBIT H, or
(B) the economic rights of the Limited Partners that hold Series C Preferred Units under the allocations set forth in EXHIBIT B, and (ii) any amendment which materially and adversely alters the rights, preferences and terms of the Common Units held by Limited Partners relative to those of the Common Units held by the General Partner shall require the consent of Limited Partners holding a majority-in-interest of the Common Units held by Limited Partners.

          (b)     Intentionally Omitted.

          (c)     Intentionally Omitted.

          (d) Notwithstanding anything to the contrary herein, the General Partner may amend this Agreement without the Consent of the Partners (i) to add to the representations, duties or obligations of the General Partner; (ii) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provisions herein, to reflect a change that does not adversely affect any of the Limited Partners, or to make any other provisions with respect to matters or questions arising under this Agreement which will not be inconsistent with the provisions of this Agreement; (iii) to effect or reflect the purchase of Series C Preferred Units pursuant to the exercise of a Put Right pursuant to SECTION 4.8 hereof; (iv) to reflect the admission, substitution, termination or withdrawal of Partners in accordance with this Agreement; (v) to reflect the Transfer of any Partnership Units; (vi) to set forth the designations, rights, powers, duties and preferences of any holders of any additional Partnership Interests issued pursuant to SECTION 4.3 or 4.4 hereof and the modification of the provisions relating to distributions of Net Cash Flow and allocations of income, loss, gain and deduction resulting therefrom so long as any such modifications do not adversely affect the priority of distribution accorded the holders of the Series C Preferred Units in SECTION 6.2(a)(i) and (ii); (vii) to amend EXHIBIT A to update the information therein in accordance with SECTION 4.9; and (viii) to satisfy any requirements, conditions or guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state law that does not adversely affect any of the Limited Partners that hold Series C Preferred Units.

          14.8 SEVERABILITY. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid by such court, shall not be affected thereby.

          14.9 TRUST PROVISION. This Agreement, to the extent executed by the trustee of a trust, is executed by such trustee solely as trustee and not in a separate capacity. Nothing herein contained shall create any liability on, or require the performance of any covenant by, any such trustee individually, nor shall anything contained herein subject the individual personal property of any trustee to any liability.

          14.10 PRONOUNS AND HEADINGS. As used herein, all pronouns shall include the masculine, feminine and neuter, and all defined terms shall include the singular and plural thereof wherever the context and facts require such construction. The headings, titles and subtitles herein are inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof. Any references in this Agreement to "including" shall be deemed to mean "including without limitation".

          14.11 ASSURANCES. Each of the Partners shall hereafter execute and deliver such further instruments and do such further acts and things as may be required or useful to carry out the intent and purpose of this Agreement and as are not inconsistent with the terms hereof.

          14.12 REMEDIES CUMULATIVE. No remedy herein conferred upon any party is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. No single or partial exercise by any party of any right, power or remedy hereunder shall preclude any other or further exercise thereof.

          14.13 CONSTRUCTION. Every covenant, term and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any Partner.

          14.14 INCORPORATION BY REFERENCE. Every exhibit, schedule and other appendix attached to this Agreement and referred to herein is hereby incorporated in this Agreement by reference.

          14.15 WAIVER OF ACTION FOR PARTITION. Each of the Partners irrevocably waives any right that it may have to maintain any action for partition with respect to any of the Partnership's property.

          14.16 GENERAL PARTNER POST-EFFECTIVE DATE COVENANT. Notwithstanding anything else herein to the contrary, after the Effective Date, the General Partner shall (a) not consolidate or merge with or into (whether or not Renaissance is the surviving Person), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions to, another Person unless (i) the surviving Person is a corporation, limited partnership, limited liability company, or limited liability limited partnership organized or existing under the Laws of the United States, any state thereof or the District of Columbia, and (ii) the surviving Person (if other than Renaissance) assumes all of the obligations of the General Partner under the Merger Agreement and this Agreement and (b) maintains a Minimum Net Worth (as defined in the Merger Agreement) of at least $50,000,000; PROVIDED, HOWEVER, it being understood that the limitations set forth in this
SECTION 14.16 shall only apply until the seventh anniversary of the Effective Date; PROVIDED, FURTHER, HOWEVER, that for the seventh year following the Effective Date, the maintenance of Minimum Net Worth described in clause (b) shall be the lesser of (i) $50,000,000 and (ii) the amount which would be due from the General Partner under SECTION 1.5 of EXHIBIT H if, on the first day of the first Partnership taxable year that begins in such year, no Partnership liabilities were allocated to Optional Tax Indemnification Unitholders .

                            [signature page follows]

          IN WITNESS WHEREOF, the General Partner in its capacity as General Partner and as the holder in the aggregate of more than fifty percent (50%) of the Common Units has executed this Agreement or caused this Agreement to be executed as of the date first above written.

                              GENERAL PARTNER:

                                   PRIME RETAIL, INC.
                                   100 East Pratt Street
                                   19th Floor
                                   Baltimore, Maryland  21202


                                   By:
                                      -------------------------------
                                   Its:
                                       ------------------------------

                                    EXHIBIT A

                       PARTNERSHIP UNITS HELD BY PARTNERS

                                           Series A    Series B    Series C   Capital
                                 Common   Preferred   Preferred   Preferred   Account
                                  Units     Units       Units       Units     Balance
-------------------------------------------------------------------------------------
GENERAL
PARTNER:
-------------------------------------------------------------------------------------
   Prime Retail, Inc.,            ____        0         ____          0
   100 East Pratt
   Street
   19th Floor
   Baltimore,
   Maryland  21202
-------------------------------------------------------------------------------------
LIMITED
PARTNERS:
-------------------------------------------------------------------------------------
   [Name]                           0        ____         0          ____
   [Address]
-------------------------------------------------------------------------------------
   [Name]                           0        ____         0          ____
   [Address]
-------------------------------------------------------------------------------------
   [Name]                           0        ____         0          ____
   [Address]
-------------------------------------------------------------------------------------
       TOTAL:                     ____       ____        ____        ____
-------------------------------------------------------------------------------------

                                    EXHIBIT B

                                   ALLOCATIONS

     I. ALLOCATION OF NET INCOME AND NET LOSS. The allocations of Net Income and Net Loss (and items of income, gain, loss and deduction thereof) that are attributable to Partnership taxable years ending on or prior to the Effective Date shall be made based on the Third Amended and Restated Agreement. Except as otherwise provided herein, the allocations of Net Income and Net Loss (and items of income, gain, loss and deduction thereof) that are attributable to Partnership taxable years ending after the Effective Date shall be made in the following order and priority:

          1.1 First, Net Income (or, if necessary, Partnership items of income and gain) shall be allocated in respect of the Series C Preferred Units, pro rata, until the aggregate amount of Net Income (and Partnership items of income and gain) allocated in respect of each Series C Preferred Unit pursuant to SECTION 1.1 of this EXHIBIT B for the current and all prior Partnership taxable years equals the amount of Net Cash Flow distributed in respect of that Series C Preferred Unit pursuant to subsections (a)(i) and (a)(ii) of SECTION 6.2 for the current and all prior Partnership taxable years.

          1.2 Second, for any Partnership taxable year ending on or after a date in which any Series C Preferred Units are redeemed or purchased under
     SECTION 4.8, remaining Net Income or Net Loss, or, if necessary, Partnership items of income, gain, loss and deduction thereof, shall be allocated among Partners who held Series C Preferred Units redeemed or purchased under SECTION 4.8 until the Minimum Gain Capital Account in respect of the Series C Preferred Units redeemed or purchased (immediately before such redemption or purchase) equals the Put Right Price for such Series C Preferred Units that have been or are being redeemed or purchased during the Partnership taxable year under SECTION 4.8.

          1.3 Third, subject to subsection (f) of Section 1.8 of this EXHIBIT B, remaining Net Income (or, if necessary, Partnership items of income and gain) shall be allocated to the General Partner in an amount equal to the excess of (1) the amount of Net Cash Flow distributed to the General Partner pursuant to subsections (a)(iii) and (a)(iv) of SECTION 6.2 for the current and all prior Partnership taxable years over (2) the amount of Net Income (or Partnership items of income and gain) previously allocated to the General Partner pursuant to Section 1.3 of this EXHIBIT B (and Section 1.8 of this EXHIBIT B to the extent that Section 1.8 operates to allocate an amount to the General Partner in respect of an increase in the Series A Liquidation Preference for the Series A Preferred Units due to Series A Preferred Distribution Shortfall).

          1.4 Fourth, subject to Section 1.8 of this EXHIBIT B (and to the extent not already allocated pursuant to Section 1.8 in respect of an increase in the Series A Preferred Unit Redemption Amount due to a Series A Preferred Distribution Shortfall), for any Partnership taxable year ending on or after a date in which Series A Preferred Units are redeemed, remaining Net Income (or Net Loss), or, if necessary, Partnership items of income, gain, loss and deduction thereof, shall be allocated to the General

     Partner in an amount equal to the excess (or deficit) of (1) the sum of the Series A Preferred Unit Redemption Amount for Series A Preferred Units that have been or are being redeemed during the Partnership Year over (2) the product of $25.00 times the number of such Series A Preferred Units.

          1.5 Fifth, subject to Section 1.8 of this EXHIBIT B, remaining Net Income (or, if necessary, Partnership items of income and gain) shall be allocated to Partners holding Series B Preferred Units, pro rata, in proportion to their relative Series B Preferred Units, in an aggregate amount equal to the excess of (1) the sum of the amount of Net Cash Flow distributed to Partners holding Series B Preferred Units pursuant to subsections (a)(v) and (a)(vi) of SECTION 6.2 for the current and all prior Partnership taxable years over (2) the amount of Net Income (or Partnership items of income and gain) previously allocated to Partners pursuant to
     Section 1.3 of this EXHIBIT B (and Section 1.8 of this EXHIBIT B to the extent that Section 1.8 operates to allocate an amount to Partners holding Series B Preferred Units in respect of an increase in the Series B Liquidation Preference due to a Series B Preferred Distribution Shortfall).

          1.6 Sixth, subject to Section 1.8 of this EXHIBIT B (and to the extent not already allocated pursuant to Section 1.8 in respect of an increase in the Series B Preferred Unit Redemption Amount due to a Series B Preferred Distribution Shortfall), for any Partnership taxable year ending on or after a date in which Series B Preferred Units are redeemed, remaining Net Income (or Net Loss), or, if necessary, Partnership items of income, gain, loss and deduction thereof, shall be allocated to Partners holding Series B Preferred Units, pro rata, in proportion to their relative Series B Preferred Units, in an aggregate amount equal to the excess (or deficit) of (1) the sum of the Series B Preferred Unit Redemption Amount for Series B Preferred Units that have been or are being redeemed during the Partnership taxable year over (2) the product of $25.00 times the number of such Series B Preferred Units.

          1.7 Seventh, subject to Sections 1.8 and 1.9 of this EXHIBIT B, the remaining Net Income or Net Loss, if any, shall be allocated to each of the Partners in the following order and priority:

                  (a) The remaining Net Income, if any, shall be allocated among the Partners holding Common Units in proportion to, and to the extent of, the sum of the aggregate amounts of Net Cash Flow distributed in respect of the Partners' Common Units pursuant to subsection (a)(vii) of SECTION 6.2 (including those amounts of Net Cash Flow distributed within the Partnership taxable year or other applicable period under SECTION 6.2(e) that are in respect of subsection (a)(vii) of SECTION 6.2, only if either (A) such Net Cash Flow is distributed on or prior to the date on which the Purchase Price is paid or (B) the Limited Partner to whom such Net Cash Flow is distributed otherwise continues to own one or more Common Units on the date such distribution is made),

                  (b) In the event that assets of the Partnership are sold, conveyed, transferred or disposed of in contemplation of or in connection with the dissolution, liquidation and winding-up of the Partnership under ARTICLE VIII

          (other than Section 8.4 thereof) (a "Capital Event"), any remaining Net Income or Net Loss (or remaining Partnership items of income, gain, loss and deduction thereof), computed by including the Net Income or Net Loss resulting from such Capital Event, shall be allocated among the Partners holding Common Units to the extent possible, until each Limited Partner holding Common Units has a Capital Account balance equal to (and the General Partner has a Capital Account balance equal to the sum of (i) the product of the number of Series A Preferred Units held by the General Partner multiplied by the Series A Liquidation Preference plus (ii) the product of the number of Series B Preferred Units held by the General Partner multiplied by the Series B Liquidation Preference, plus (iii) the Put Right Price for the Series C Preferred Units held by the General Partner, plus an additional amount equal to) the pro rata portion, based on the number of Common Units held by each Partner, of the net positive sum of the Capital Account balances for all Partners holding Common Units (determined after taking into account the allocations required under subsections (a) and (b) of Section 2 of this EXHIBIT B) less the Preferred Sum computed in respect of all Partners holding Common Units only.

                  (c) Any remaining Net Income or Net Loss shall be allocated to the Partners holding Common Units pro rata in accordance with their respective Common Units.

          1.8     Notwithstanding Sections 1.1, 1.2, 1.3, 1.4, 1.5, 1.6 and 1.7
     of this EXHIBIT B, the General Partner shall allocate Net Income or Net Loss (or Partnership items of income, gain, loss and deduction thereof) among the Partners to the extent possible such that the Minimum Gain Capital Account balance of each Partner, as of the end of the Partnership taxable year or other applicable period for which such allocations are made, is not less than the sum (the "Preferred Sum") of (i) the product of the number of Series A Preferred Units held by such Partner multiplied by the Series A Liquidation Preference, (ii) the product of the number of Series B Preferred Units held by such Partner multiplied by the Series B Liquidation Preference, and (iii) the Put Right Price for the number of Series C Preferred Units held by such Partner.

          1.9 In the event allocations are made pursuant to Section 1.8 of this EXHIBIT B ("Reallocated Income" and "Reallocated Loss") in prior Partnership taxable years or other applicable periods, any Net Income or Net Loss (or Partnership items of income, gain, loss and deduction thereof) that would otherwise have been allocated pursuant to subsection (c) of
     Section 1.7 of this EXHIBIT B, shall be allocated among the Partners so that, to the extent possible, the net amount of such allocations of Net Income or Net Loss (or Partnership items of income, gain, loss or deduction thereof) under subsection (c) of Section 1.7 of this EXHIBIT B and the allocations of Reallocated Income and Reallocated Loss to each Partner shall be equal to the net amount that would have been allocated to each such Partner if the allocations of Reallocated Income and Reallocated Loss had not occurred; PROVIDED, HOWEVER, that allocations under this SECTION
     1.9 of this EXHIBIT B shall not be made to the extent such allocations would cause the Minimum Gain Capital Account balance of a Partner to be less than its Preferred Sum.

          II. SPECIAL ALLOCATIONS. Notwithstanding any provisions of SECTION I of this EXHIBIT B, the following special allocations shall be made:

          2.1     MINIMUM GAIN CHARGEBACK (NONRECOURSE LIABILITIES).

                  (a) If there is a net decrease in Partnership Minimum Gain for any Partnership taxable year, each Partner shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to that Partner's share of the net decrease in Partnership Minimum Gain. The items to be so allocated shall be determined in accordance with Sections 1.704-2(f) and (i) of the Regulations. This subsection (a) is intended to comply with the minimum gain chargeback requirement in said section of the Regulations and shall be interpreted consistently therewith. Allocations pursuant to this subsection
     (a) shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant hereto.

                  (b) EXCEPTIONS TO SECTION 2.1(a). The allocation otherwise required pursuant to SECTION 2.1(a) of this EXHIBIT B shall not apply to a Partner to the extent that: (i) such Partner's share of the net decrease in Minimum Gain is caused by a guarantee, refinancing or other change in the instrument evidencing a nonrecourse debt of the Partnership which causes such debt to become a partially or wholly recourse debt or a Partner Nonrecourse Debt, and such Partner bears the economic risk of loss (within the meaning of Section 1.752-2 of the Regulations) for such changed debt;
     (ii) such Partner's share of the net decrease in Minimum Gain results from the repayment of a nonrecourse liability of the Partnership, which repayment is made using funds contributed by such Partner to the capital of the Partnership; (iii) the IRS, pursuant to Section 1.704-2(f)(4) of the Regulations, waives the requirement of such allocation in response to a request for such waiver made by the General Partner on behalf of the Partnership (which request the General Partner may or may not make, in its sole discretion, if it determines that the Partnership would be eligible therefor); or (iv) additional exceptions to the requirement of such allocation are established by revenue rulings issued by the IRS pursuant to
     Section 1.704-2(f)(5) of the Regulations, which exceptions apply to such Partner, as determined by the General Partner in its sole discretion.

          2.2 PARTNER MINIMUM GAIN CHARGEBACK. Except as otherwise provided in Section 1.704-2(i)(4) of the Regulations, if there is a net decrease in Partner Minimum Gain attributable to Partner Nonrecourse Debt during any Partnership taxable year, each Partner who has a share of the Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Regulations, shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to that Partner's share of the net decrease in the Partner Minimum Gain attributable to Partner Nonrecourse Debt. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and (j)(2) of the Regulations. This SECTION 2.2 is intended to comply with the minimum gain chargeback requirement with respect to Partner Nonrecourse Debt contained in said section of the Regulations and shall be interpreted consistently therewith. Allocations pursuant to this subsection (b) shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant hereto.

          2.3 QUALIFIED INCOME OFFSET. In the event a Partner unexpectedly receives any adjustments, allocations or distributions described in Sections 1.704-1(b)(2)(ii)(d)(4), (5) or (6) of the Regulations, and such Partner has an Adjusted Capital Account Deficit, items of Partnership income and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate the Adjusted Capital Account Deficit of such Partner as quickly as possible. This SECTION 2.3 is intended to constitute a "qualified income offset" under Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith; PROVIDED that an allocation pursuant to this SECTION 2.3 of this EXHIBIT B shall be made if and only to the extent that such Partner would have an Adjusted Capital Account Deficit after all other allocations provided for in this EXHIBIT B have been tentatively made as if SECTION 2.3 and SECTION 2.4(ii) of this EXHIBIT B were not in this Agreement.

          2.4     GROSS INCOME ALLOCATIONS.

                  (i)   Intentionally Omitted.

                  (ii) In the event any Partner has a deficit Capital Account balance at the end of any Partnership taxable year in excess of the amount such Partner is obligated or treated as obligated to restore pursuant to this Agreement or the provisions of Section 1.704-1(b)(2(ii)(C) of the Regulations, or is deemed to be obligated to restore pursuant to the penultimate sentences of Sections 1.704-2(g)(l) and 1.704-2(i)(5) of the Regulations, each such Partner shall be specially allocated items of Partnership income and gain in an amount and manner sufficient to eliminate the excess Capital Account deficit of such Partner as quickly as possible; PROVIDED that an allocation pursuant to this SECTION 2.4 of EXHIBIT B shall be made if and only to the extent that such Partner would have such an excess Capital Account deficit after all other allocations provided for in this EXHIBIT B have been tentatively made as if SECTION 2.3 and SECTION 2.4(ii) of this EXHIBIT B were not in this Agreement.

          2.5 NONRECOURSE DEDUCTIONS. Any Nonrecourse Deductions for any Partnership taxable year generally shall be allocated to the Partners in the same proportion as the Partners are allocated items of loss and deduction not attributable to either Partnership Nonrecourse Debt or Partner Nonrecourse Debt.

          2.6 PARTNER NONRECOURSE DEDUCTIONS. Partner Nonrecourse Deductions for any taxable year or other applicable period shall be specially allocated to the Partner that bears the economic risk of loss for the debt (i.e., the Partner Nonrecourse Debt) in respect of which such Partner Nonrecourse Deductions are attributable (as determined under Sections 1.704-2(b)(4) and (i)(1) of the Regulations).

          2.7 OPTIONAL TAX INDEMNIFICATION UNITHOLDERS. To the extent that the Partnership has any item of loss or deduction attributable to an expense for which an Optional Tax Indemnification Unitholder is required to indemnify the Partnership under

     EXHIBIT H to this Agreement, then the Partnership shall allocate such item of loss or deduction to the Optional Tax Indemnification Unitholder that is required to so indemnify the Partnership.

          2.8 CURATIVE ALLOCATIONS. The Regulatory Allocations shall be taken into account in allocating other items of income, gain, loss, and deduction among the Partners so that, to the extent possible, the cumulative net amount of allocations of Partnership items under SECTION 2 of this EXHIBIT B shall be equal to the net amount that would have been allocated to each Partner if the Regulatory Allocations had not occurred. Notwithstanding the preceding sentence, Regulatory Allocations relating to
     (A) Nonrecourse Deductions shall not be taken into account except to the extent that there has been a decrease in Partnership Minimum Gain and (B) Partner Nonrecourse Deductions shall not be taken into account except to the extent that there has been a decrease in Partner Minimum Gain attributable to Partner Nonrecourse Debt. This SECTION 2.8 is intended to minimize to the extent possible and to the extent necessary any economic distortions which may result from application of the Regulatory Allocations and shall be interpreted in a manner consistent therewith. Allocations pursuant to this SECTION 2.8 of EXHIBIT B shall be deferred with respect to allocations pursuant to clauses (A) and (B) hereof to the extent the General Partner reasonably determines that such allocations are likely to be offset by subsequent Regulatory Allocations. For purposes of this
     SECTION 2.8 of this EXHIBIT B, "Regulatory Allocations" shall mean the allocations provided under SECTION 2 of this EXHIBIT B (other than under SECTIONS 2.5, 2.7 and 2.8).

          2.9 SECTION 754 ADJUSTMENT. To the extent an adjustment to the adjusted tax basis of any asset of the Partnership pursuant to Sections 734(b) or 743(b) of the Code is required, pursuant to Section 1.704-1(b)(2)(iv)(m) of the Regulations, to be taken into account in determining Capital Accounts or adjustments thereto, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated among the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such section of the Regulations.

          2.10 OTHER ALLOCATION RULES. To the extent permitted by Sections 1.704-2(h)(3) and 1.704-2(i)(6) of the Regulations, the Partners shall endeavor to treat distributions of Net Cash Flow as having been made from the proceeds of a Nonrecourse Liability or a Partner Nonrecourse Debt only to the extent that such distribution would not cause or increase an Adjusted Capital Account Deficit for any Partner.

          2.11 SHARING OF NONRECOURSE LIABILITIES. The General Partner shall allocate Excess Nonrecourse Liabilities in any manner selected by the General Partner that complies with Regulations Section 1.752-3(a)(3), subject to the conditions contained first in EXHIBIT H and then in the Existing Tax Protections.

     III  TAX ALLOCATIONS.

          3.1 GENERALLY. Subject to subsections SECTION 3.2 AND SECTION 3.3 of this EXHIBIT B, items of income, gain, loss, deduction and credit to be allocated for income tax purposes (collectively, "TAX ITEMS") shall be allocated among the Partners on the same basis as they are allocated the corresponding items for Capital Account purposes.

          3.2 RECAPTURE GAIN. If any portion of gain recognized from the disposition of an asset by the Partnership represents the "recapture" of previously allocated deductions by virtue of the application of Code
     Section 1245 or 1250 ("RECAPTURE GAIN"), such Recapture Gain shall be allocated, solely for income tax purposes, in accordance with Regulations
     Section 1.1245-1(e)(2) and (s) and 1.1250-1(f)

          3.3 ALLOCATIONS RESPECTING SECTION 704(c) AND REVALUATIONS; CURATIVE ALLOCATIONS RESULTING FROM THE CEILING RULE. Notwithstanding SECTIONS 3.1 and 3.2 of this EXHIBIT B, Tax Items with respect to Partnership property that is subject to Code Section 704(c) and/or Section 1.704-1(b)(2)(iv)(f) of the Regulations (collectively "SECTION 704(c) TAX ITEMS") shall be allocated in accordance with said Code section and/or
     Section 1.704-1(b)(4)(i) of the Regulations, as the case may be. The General Partner is authorized to, and shall, elect (and if necessary, reelect) the "traditional method" under Regulations Section 1.704-3(b) in respect of all Properties held by the Partnership as of the Effective Date. With respect to properties subsequently contributed to the Partnership, the Partnership shall account for such variation under any method approved under Section 704(c) of the Code and the applicable regulations as chosen by the General Partner. In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to subparagraph (b) of the definition of Gross Asset Value (provided in ARTICLE 1 of this Agreement), subsequent allocations of Section 704(c) Tax Items with respect to such asset shall take account of the variation, if any, between the adjusted basis of such asset and its Gross Asset Value in the same manner as under
     Section 704(c) of the Code and the applicable regulations consistent with the requirements of Regulations Section 1.704-1(b)(2)(iv)(g) using any method approved under 704(c) of the Code and the applicable regulations as chosen by the General Partner.

                                    EXHIBIT C

                                  RIGHTS TERMS

     The Rights granted by the General Partner to the Limited Partners pursuant to SECTION 11.1 of the Agreement shall be subject to the following terms and conditions:

     I. DEFINITIONS. The following terms and phrases shall. for purposes of this EXHIBIT C and the Agreement, have the meanings set forth below:

            "COMPUTATION DATE" shall mean the date on which a Sale Exercise Notice is delivered to the General Partner.

            "COMPUTATION NOTICE" shall mean the written notice to be given by the General Partner to the Exercising Partner(s) in response to the receipt by the General Partner of a Sale Exercise Notice from such Exercising Partner(s), the form of which Computation Notice is attached hereto as
     Schedule 2.

            "EXERCISING PARTNERS" shall have the meaning set forth in Paragraph II hereof.

            "OFFERED COMMON UNITS" shall mean the Common Units of the Exercising Partner(s) identified in a Sale Exercise Notice which, pursuant to the exercise of Sale Rights, can be acquired by the General Partner under the terms hereof.

            "PURCHASE PRICE" shall have the meaning set forth in Paragraph IV hereof.

            "SALE EXERCISE NOTICE" shall have the meaning set forth in Paragraph II hereof.

            "SALE RIGHTS" shall have the meaning set forth in Paragraph II hereof.

     II. DELIVERY OF SALE EXERCISE NOTICES. Any one or more Limited Partners ("EXERCISING PARTNERS") may, subject to the limitations set forth herein, deliver to the General Partner written notice (the "SALE EXERCISE NOTICE") pursuant to which such Exercising Partners elect to exercise their rights to sell (the "SALE RIGHTS") all or any portion of their Common Units subject to the limitations contained in Paragraph III below.

     III. LIMITATION ON EXERCISE. The Sale Rights shall expire with respect to any Common Units for which a Sale Exercise Notice has not been delivered to the General Partner on January 1, 2050. Sale Rights may be exercised at any time prior to January 1, 2050.

     IV. COMPUTATION OF PURCHASE PRICE/FORM OF PAYMENT. The Purchase Price payable to each Exercising Partner for the Offered Common Units shall be payable in cash (in immediately available funds) in an amount equal to the product of
(A) the number of Offered Common Units times (B) an $[AMOUNT TO EQUAL COMMON STOCK MERGER CONSIDERATION PER SHARE AS DETERMINED UNDER MERGER AGREEMENT] (the "Purchase Price"). At the election of the General Partner, in its sole and absolute discretion, the Purchase Price may be paid by the Partnership from assets of the Partnership in which case the Offered Common Units shall be redeemed following payment in full of the Purchase Price, rather than transferred to the General Partner.

The Purchase Price shall, in the sole and absolute discretion of the General Partner, be paid in the form of cash, or cashier's or certified check, or by wire transfer of immediately available funds to the Exercising Partner's designated account.

     V. CLOSING; DELIVERY OF COMPUTATION NOTICE. The closing of the acquisition of Offered Common Units shall, unless otherwise mutually agreed, be held at the principal office of the General Partner. After delivery to the General Partner of the Sale Exercise Notice delivered in accordance with the requirements of Paragraph III hereof, the General Partner shall promptly deliver to the Exercising Partner(s) a Computation Notice, which Computation Notice shall set forth the computation of the Purchase Price to be paid by the General Partner to such Exercising Partner(s) and the date, time and location for completion of the purchase and sale of the Offered Common Units, which date shall, to the extent required, in no event be more than five (5) business days after the Computation Date for such Sale Exercise Notice. Notwithstanding the foregoing, the General Partner agrees to use its best efforts to cause the closing of the acquisition of Offered Common Units hereunder to occur as quickly as possible.

     VI. CLOSING DELIVERIES. At the closing, payment of the Purchase Price shall be accompanied by proper instruments of transfer and assignment and by the delivery of representations and warranties of (A) the Exercising Partner with respect to its due authority to sell all of the right, title and interest in and to such Offered Common Units to the General Partner and with respect to the status of the Offered Common Units being sold, free and clear of all Liens, and
(B) the General Partner with respect to due authority for the purchase of such Offered Common Units.

     VII. TERM OF RIGHTS. Unless sooner terminated, the rights of the parties to exercise the Rights shall lapse for all purposes and in all respects on January 1, 2050; PROVIDED, HOWEVER, that the parties hereto shall continue to be bound by a Sale Exercise Notice delivered to the General Partner prior to such date.

     VIII. LIMITED PARTNERS' COVENANTS. Each Limited Partner covenants and agrees with the General Partner that all Offered Common Units tendered to the General Partner in accordance with the exercise of Rights herein provided shall be delivered to the General Partner free and clear of all Liens and should any Liens exist or arise with respect to such Offered Common Units, the General Partner shall be under no obligation to acquire the same unless, in connection with such acquisition, the Purchase Price will be sufficient to cause such existing Lien to be discharged in full upon application of all or a part of the Purchase Price and the General Partner is expressly authorized to apply such portion of the Purchase Price as may be necessary to satisfy any indebtedness in full and to discharge such Lien in full. Each Limited Partner further agrees that, in the event any state or local property transfer tax is payable as a result of the transfer of its Offered Common Units to the General Partner (or its designee, including the Partnership), such Limited Partner shall assume and pay such transfer tax.

                                   SCHEDULE 1

                              SALE EXERCISE NOTICE

To:  Prime Renaissance LLC

     Reference is made to that certain Fourth Amended and Restated Agreement of Limited Partnership of Prime Retail, L.P. dated as of _______________, 2003 (as amended, the "PARTNERSHIP AGREEMENT"), pursuant to which certain persons formed a Delaware limited partnership known as Prime Retail, L.P. (the "PARTNERSHIP"). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement. Pursuant to ARTICLE XI and Paragraph II of EXHIBIT C of the Agreement, each of the undersigned, being a limited partner of the Partnership (an "EXERCISING PARTNER"), hereby elects to exercise its Sale Rights as to the number of Offered Common Units specified opposite its name below:

Dated:
       ---------------


                                                      Number of Offered
         Exercising Partner                              Common Units
         ------------------                           -----------------



Exercising Partners:

-----------------------------

-----------------------------

                                   SCHEDULE 2

                               COMPUTATION NOTICE

To:  Exercising Partner( s)

     Reference is made to that certain Fourth Amended and Restated Agreement of Limited Partnership of Prime Retail, L.P. dated as of _______________, 2003 (as amended, the "PARTNERSHIP AGREEMENT"), pursuant to which certain persons formed a Delaware limited partnership known as Prime Retail, L.P. (the "PARTNERSHIP"). All capitalized terms used but not defined herein shall have the meanings set forth in the Agreement. Pursuant to Paragraph V of EXHIBIT C to the Agreement, the undersigned, being the general partner of the Partnership, hereby notifies the Exercising Partner(s) that (a) the computation of the Purchase Price is as follows [number of Offered Common Units] times [$_____] and (b) the closing of the payment of the Purchase Price shall take place at the offices of ______________________ on [date].

  Exercising Partner(s)       Number of Offered Common       Purchase Price
                                       Units




Dated:
       -------------

                                         PRIME OUTLETS ACQUISITION
                                         COMPANY, LLC


                                         By:
                                             ----------------------------------
                                         Its:
                                              ---------------------------------

                                    EXHIBIT D

              FORM OF CONVERSION CONSENT AND LETTER OF TRANSMITTAL

To:  Prime Retail, Inc.
     100 East Pratt Street
     19thFloor
     Baltimore, Maryland 21202

Ladies and Gentlemen:

     By execution hereof, the undersigned hereby acknowledges receipt of (i) that certain Agreement and Plan of Merger dated as of July ___, 2003 (the "MERGER AGREEMENT") by and among Prime Retail, Inc. and Prime Outlets Acquisition Company, LLC and (ii) that certain Fourth Amended and Restated Agreement of Limited Partnership of Prime Retail, L.P. to be entered into as of the Effective Date pursuant to the Merger Agreement (the "PARTNERSHIP AGREEMENT"). Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Partnership Agreement.

     Upon the terms and subject to the conditions set forth in the Partnership Agreement and in this Conversion Consent and Letter of Transmittal (this "CONVERSION NOTICE"), the undersigned hereby irrevocably exercises his Conversion Right to convert all, but not less than all, of his Common Units into an equal number of Series C Preferred Units. The Series C Preferred Units obtained by the undersigned as a result of this exercise of his Conversion Right have all the rights, preferences and terms set forth in the Partnership Agreement. The undersigned agrees and acknowledges that this exercise of his Conversion Right is irrevocable and once this Conversion Notice has been delivered to the General Partner it may not be withdrawn.

     The undersigned further agrees and acknowledges that by executing and delivering this Conversion Notice, he also hereby provides his irrevocable consent to the General Partner to the amendment and restatement of the Partnership Agreement as of the Effective Date on the terms set forth therein. The undersigned understands and agrees that, in accordance with the terms of the Partnership Agreement, in the event that Limited Partners holding a majority-in-interest of the Common Units held by Limited Partners as of the Effective Date exercise the Conversion Right and execute and deliver a Conversion Notice to the General Partner, all of the Common Units held by Limited Partners as of the Effective Date are automatically converted into an equal number of Series C Preferred Units bearing the rights, preferences and terms set forth for Series C Preferred Units in the Partnership Agreement, whether or not the Limited Partners holding such Common Units were Converting Partners, exercised the Conversion Right, delivered a Conversion Notice or took any other action to convert their Common Units.

     The undersigned further agrees and acknowledges that he hereby waives any right to, and forever releases any Person from any obligation under, the Existing Tax Protections, whether such right or obligation is known or unknown, actual or contingent, or relates to events that have occurred in the past or may occur in the future.

     The undersigned herewith delivers any and all certificates representing his Common Units that have been issued by the Partnership. In the event the undersigned has not delivered such certificates herewith, the undersigned agrees to cooperate with the General Partner and use reasonable efforts to deliver such certificates to the General Partner and, in any event, the undersigned agrees and acknowledges that from and after the Effective Date any such certificates that represented his Common Units are void and of no effect.

     The undersigned hereby represents and warrants to the General Partner that the undersigned (i) has full power and authority to execute and deliver this Conversion Notice and exercise the Conversion Right, and (ii) is the sole owner, beneficially and of record, of the number of Common Units set forth below.

     All authority conferred on the General Partner by this Conversion Notice shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Conversion Notice shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy or other legal representatives.

     This Conversion Notice is being executed and is delivered as of the Effective Date by the undersigned who is the holder of the number of Common Units set forth below.


Number of Common Units:
                         --------         ------------------------------------
                                             (Signature of Limited Partner)


                                          ------------------------------------
                                                      (Print Name)


                                          ------------------------------------

                                          ------------------------------------

                                          ------------------------------------
                                              (Address of Limited Partner)

                                    EXHIBIT E

                 FORM OF EXISTING TAX PROTECTIONS WAIVER LETTER

To:  Prime Retail, Inc.
     100 East Pratt Street
     19th Floor
     Baltimore, Maryland 21202

Ladies and Gentlemen:

     Reference is made to that certain Fourth Amended and Restated Agreement of Limited Partnership of Prime Retail, L.P. (as amended, restated, modified or supplemented, the "Partnership Agreement") to be entered into as of the Effective Date pursuant to that certain Agreement and Plan of Merger dated as of July ___, 2003 by and among Prime Retail, Inc. and Prime Outlets Acquisition Company, LLC. Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Partnership Agreement.

     Pursuant to the terms of ARTICLE XII of the Partnership Agreement, in the event that the Common Units of the undersigned are automatically converted into Series C Preferred Units without any action by the undersigned, the undersigned hereby irrevocably elects to have his Series C Preferred Units be entitled to Series C Optional Tax Indemnification. In consideration for the Partnership and the General Partner granting the undersigned the Series C Optional Tax Indemnification, the undersigned hereby waives any right to, and forever releases any Person from any obligation under, the Existing Tax Protections, whether any such right or obligation is known or unknown, actual or contingent, or relates to events that have occurred in the past or may occur in the future.

     The undersigned makes this waiver and grants this release on his own behalf and on behalf of the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy or other legal representatives.

     The undersigned represents and warrants that the undersigned (i) has full power and authority to execute and deliver this letter and grant this waiver and release, and (ii) is the sole and beneficial owner of record of the number of Common Units set forth below.

Number of Common Units:
                         --------         ------------------------------------
                                          (signature of limited partner)


                                          ------------------------------------
                                               (print name)


                                          ------------------------------------

                                          ------------------------------------

                                          ------------------------------------
                                              (address of limited partner)

                                    EXHIBIT F

                   FORM OF ASSUMPTION AND ACCEPTANCE AGREEMENT

     This Assumption and Acceptance Agreement is dated as of ____________, 2003 (this "AGREEMENT") by Prime Outlets Acquisition Company, LLC, a Delaware limited liability company (the "NEW GENERAL PARTNER").

                                    RECITALS

     A. This Agreement supplements that certain Fourth Amended and Restated Agreement of Limited Partnership of Prime Retail, L.P. dated as of the date hereof (as amended, restated, modified or supplemented, the "PARTNERSHIP AGREEMENT"). Capitalized terms used herein but not otherwise defined herein shall have the meanings given thereto in the Partnership Agreement.

     B. The Partnership Agreement provides for the admission of a successor General Partner.

     C. On the date hereof, the current General Partner to the Partnership, Prime Retail, Inc., a Maryland corporation ("PRT") has merged with and into the New General Partner pursuant to the terms of the Merger Agreement, with the New General Partner remaining as the surviving entity.

     D. The New General Partner desires to assume all the rights, privileges, commitments, powers and franchises of, and be subject to all of the obligations, restrictions, disabilities, liabilities, debts and duties of, PRT as the General Partner of the Partnership.

     E.   Accordingly, the New General Partner agrees as follows:

          1. In accordance with SECTION 9.5 of the Partnership Agreement and pursuant to the terms of the Merger Agreement, the New General Partner, by its signature below, becomes the General Partner under the terms of the Partnership Agreement and agrees to be bound by, and subject to the terms and conditions set forth in, the Partnership Agreement. The New General Partner agrees and acknowledges that pursuant to the terms of the Merger Agreement, the New General Partner has assumed all the rights, privileges, commitments, powers and franchises of, and is subject to all of the obligations, restrictions, disabilities, liabilities, debts and duties of PRT as the General Partner of the Partnership. The Partnership Agreement is hereby incorporated herein by reference.

          2. The New General Partner represents and warrants to the Partnership and each of the Limited Partners that this Agreement constitutes the legal, valid and binding obligation of the New General Partner, enforceable against it in accordance with its terms.

          3. Except as expressly supplemented hereby, the Partnership Agreement shall remain in full force and effect.

          4. This Agreement shall be governed by and construed in conformity with the laws of the State of Delaware.

          IN WITNESS WHEREOF, the New General Partner, for the benefit of the Partnership and each of the Limited Partners, has executed and delivered this Agreement as of the date first above written.


                                          PRIME OUTLETS ACQUISITION
                                          COMPANY, LLC


                                          By:
                                              ----------------------------------
                                          Its:
                                               ---------------------------------

                                    EXHIBIT G

                  FORM OF SPECIMEN PARTNERSHIP UNIT CERTIFICATE

      UNREGISTERED                                     UNREGISTERED
        SERIES C                                         SERIES C
     PREFERRED UNIT                                   PREFERRED UNIT

THIS CERTIFICATE IS TRANSFERABLE                      CERTIFICATE NO.
     IN  NEW YORK, NEW YORK

 SEE REVERSE OF CERTIFICATE FOR            SEE REVERSE FOR CERTAIN DEFINITIONS
      CERTAIN RESTRICTIONS

                               PRIME RETAIL, L.P.
                    ORGANIZED UNDER THE LAWS OF THE STATE OF
                                    DELAWARE

THIS CERTIFIES THAT

IS THE OWNER OF

Series C Preferred Units of Prime Retail, L.P., a limited partnership organized under the laws of the State of Delaware (the "Partnership"), transferable only on the books of the Partnership by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. The Series C Preferred Units evidenced by this Certificate are subject to the Fourth Amended and Restated Agreement of Limited Partnership of the Partnership, as amended from time to time. The holder hereof has no interest, legal or equitable, in any specific property of the Partnership. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the signatures of duly authorized officers of Prime Outlets Acquisition Company, LLC, a Delaware limited liability company and the general partner of the Partnership.

PRIME OUTLETS ACQUISITION COMPANY, LLC,  PRIME OUTLETS ACQUISITION COMPANY, LLC,
GENERAL PARTNER                          GENERAL PARTNER

BY:                                      BY:
   ------------------------------------     --------------------------------
     CHIEF EXECUTIVE OFFICER                     SECRETARY

                                         COUNTERSIGNED AND REGISTERED:

                                         AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

                                         BY:
                                            --------------------------------
                                                      AUTHORIZED SIGNATURE

                               PRIME RETAIL, L.P.

THE PARTNERSHIP IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF UNIT. THE FOURTH AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP (THE "PARTNERSHIP AGREEMENT", AS AMENDED) OF THE PARTNERSHIP ON FILE IN THE OFFICE OF THE GENERAL PARTNER OF THE PARTNERSHIP SETS FORTH A FULL STATEMENT OF (A) ALL OF THE DESIGNATIONS, PREFERENCES, RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTIONS, AND OTHER RELATIVE RIGHTS OF THE UNITS OF EACH CLASS OF UNITS AUTHORIZED TO BE ISSUED AND
(B) THE AUTHORITY OF THE GENERAL PARTNER TO ISSUE ANY PREFERRED OR SPECIAL CLASS IN SERIES, THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE UNITS OF EACH SERIES TO THE EXTENT THEY HAVE BEEN SET AND THE AUTHORITY OF THE GENERAL PARTNER TO SET THE RELATIVE RIGHTS AND PREFERENCES OF SERIES OR CLASSES OF UNITS.

THE SERIES C PREFERRED UNITS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND THE SERIES C PREFERRED UNITS CANNOT BE SOLD UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT AND SUCH LAWS, OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THE PREFERRED UNITS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION.

THE SERIES C PREFERRED UNITS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER. SUBJECT TO CERTAIN FURTHER RESTRICTIONS AND EXCEPT AS EXPRESSLY PROVIDED IN THE PARTNERSHIP AGREEMENT, IN NO EVENT MAY ANY TRANSFER OF A PARTNERSHIP INTEREST BY ANY PARTNER BE MADE (A) TO ANY PERSON OR ENTITY WHO LACKS THE LEGAL RIGHT, POWER OR CAPACITY TO OWN A PARTNERSHIP INTEREST; (B) IN VIOLATION OF APPLICABLE SECURITIES OR OTHER LAW; (C) OF ANY COMPONENT PORTION OF A PARTNERSHIP UNIT, SUCH AS THE CAPITAL ACCOUNT, OR RIGHTS TO NET CASH FLOW, SEPARATE AND APART FROM ALL OTHER COMPONENTS OF A PARTNERSHIP UNIT; (D) IF SUCH TRANSFER WOULD CAUSE A TERMINATION OF THE PARTNERSHIP FOR FEDERAL INCOME TAX PURPOSES; (E) IF THE GENERAL PARTNER DETERMINES THAT SUCH TRANSFER MAY REASONABLY CAUSE THE PARTNERSHIP TO CEASE TO BE CLASSIFIED AS A PARTNERSHIP FOR FEDERAL INCOME TAX PURPOSES OR TO BE TREATED AS A PUBLICLY TRADED PARTNERSHIP AS PROVIDED IN CODE SECTION 7704; (F) IF SUCH TRANSFER WOULD CAUSE THE PARTNERSHIP TO BECOME, WITH RESPECT TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE 1 OF ERISA, A "PARTY-IN-INTEREST" (AS DEFINED IN SECTION 3(14) OF ERISA) OR A "DISQUALIFIED PERSON" (AS DEFINED IN SECTION 4975(C) OF THE CODE); (G) IF SUCH TRANSFER WOULD, IN THE OPINION OF COUNSEL TO THE PARTNERSHIP, CAUSE ANY PORTION OF THE ASSETS OF THE PARTNERSHIP TO CONSTITUTE ASSETS OF ANY EMPLOYEE BENEFIT PLAN PURSUANT TO DEPARTMENT OF LABOR SECTION 2510.3-101 OF THE REGULATIONS; AND
(H) TO A LENDER TO THE PARTNERSHIP OR ANY PERSON WHO IS RELATED (WITHIN THE MEANING OF SECTION 1.752-4(B) OF THE REGULATIONS) TO ANY LENDER TO THE PARTNERSHIP WHOSE LOAN CONSTITUTES A "NONRECOURSE LIABILITY" (WITHIN THE MEANING OF SECTION 1.752-1(A)(2) OF THE REGULATIONS) WITHOUT THE CONSENT OF THE GENERAL PARTNER, IN ITS SOLE AND ABSOLUTE DISCRETION, UNLESS THE PARTNERSHIP'S BASIS IN THE PROPERTY PARTNERSHIPS OR APPLICABLE PROPERTY OR ANY PARTNER'S BASIS IN ITS PARTNERSHIP INTEREST FOR TAX PURPOSES WOULD NOT BE REDUCED AS A RESULT OF SUCH TRANSFER; PROVIDED, HOWEVER, THAT THE RESTRICTION SET FORTH IN THIS CLAUSE (H) SHALL NOT APPLY TO ANY TRANSFER TO A LENDER OR A RELATED PERSON TO SUCH LENDER IF THE INTEREST (DIRECT OR INDIRECT) OF SUCH LENDER OR RELATED PERSON IN EACH ITEM OF PARTNERSHIP INCOME, GAIN, LOSS, DEDUCTION OR CREDIT FOR EVERY TAXABLE YEAR THAT THE PARTNER IS A PARTNER IN THE PARTNERSHIP IS TEN PERCENT (10%) OR LESS AND THE LOAN CONSTITUTES QUALIFIED NONRECOURSE FINANCING WITHIN THE MEANING OF SECTION 465(B)(6) OF THE CODE AND THE REGULATIONS THEREUNDER (WITHOUT REGARD TO THE TYPE OF ACTIVITY FINANCED). ANY TRANSFER OF SERIES C PREFERRED UNITS IN VIOLATION OF THE LIMITATIONS SET FORTH IN THE PARTNERSHIP AGREEMENT SHALL BE VOID AB INITIO.

All capitalized terms in this legend have the meanings defined in the Partnership Agreement, a copy of which, including information regarding classes of units authorized to be issued by the Partnership and the restrictions on transfer, will be sent without charge to each unitholder on request to the Secretary of the General Partner of the Partnership at 100 East Pratt Street, 19th Floor, Baltimore, Maryland 21202 or at such other address as the General Partner shall direct.

               The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

               TEN COM -   as tenants in common
               TEN ENT -   as tenants by the entireties
               JT TEN -    as joint tenants with the right of survivorship and
                           not as tenants in common

               For Value Received, _________________________ hereby sells, assigns, and transfers unto

               PLEASE INSERT SOCIAL SECURITY OR OTHER
                      IDENTIFYING NUMBER OF ASSIGNEE


               ______________________________________

   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)


____________________________________________ Series C Preferred Units
represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________ ______________________________ Attorney to
transfer the said Series C Preferred Units on the books of the within named Partnership with full power of substitution in the premises.

Dated_________________________

                              Signature:
                                        ----------------------------------------

                              NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT H

                      SERIES C OPTIONAL TAX INDEMNIFICATION

     1.1 DEFINITIONS. The following terms shall have the meaning for purposes of this EXHIBIT H. Capitalized terms used in this EXHIBIT H which are not defined in this EXHIBIT H shall have the meaning assigned to such terms in the Agreement:

               "EXCESS NONRECOURSE LIABILITIES" shall mean Nonrecourse Liabilities as defined in Regulations Section 1.752-3(a)(3) that are reported as such by the Partnership under on its federal income tax returns.

               "FINAL DETERMINATION" shall mean (i) a decision, judgment, decree, or other order by any court of competent jurisdiction (and in the case of a Partnership Level Issue only, which decision, judgment, decree, or other order has become final after the first allowable appeal by either party to the action has been exhausted or the time for filing such appeal has expired), (ii) a closing agreement entered into under Section 7121 of the Code, or any final settlement agreement entered in connection with an administrative or judicial proceeding, or (iii) the expiration of time for instituting a claim for refund, or if such claim was filed, the expiration of time for instituting a suit with respect thereto.

               "HAGERSTOWN RECOURSE LIABILITIES" means a principal balance for money borrowed by [_____ ] of at least $46 million secured by the [Hagerstown center], in which the Partnership maintains an interest (directly or indirectly) of greater than 10%, and for which the applicable lender has recourse against the General Partner (and no other general partner) by contract or operation of applicable state law and otherwise with loan representations and covenants not less favorable than those in existence on the Effective Date.

               "INCOME TAXES" means all federal, state, or local Taxes imposed on, or measured by, the net income or net profits of the taxpayer.

               "INDEMNIFICATION PERIOD" shall mean the period beginning on the Effective Date and ending on the seventh anniversary of such date.

               "MEZZANINE DEBT" shall have the meaning set forth in SECTION 1.3(d) of this EXHIBIT H.

               "OPTIONAL TAX INDEMNIFICATION UNITHOLDER" means (a) each Limited Partner holding Series C Preferred Units (other than a Non-Consenting Partner who has not delivered an Existing Tax Protections Waiver Letter in accordance with ARTICLE XII) or (b) a permitted transferee of such Limited Partner's Series C Preferred Units pursuant to a Series C Unitholder Related Person Transfer. "Optional Tax Indemnification Unitholder" shall not include the General Partner or any Affiliate of the General Partner.

               "OPTIONAL TAX INDEMNIFICATION UNITHOLDER SECTION 704(c) GAIN" means the taxable gain that would be allocated to, or recognized by, an Optional Tax Indemnification

Unitholder under Code section 704(c) with respect to a sale, exchange, transfer, distribution, foreclosure on, or other taxable disposition of any or all of the assets held by the Partnership for their Gross Asset Values as of the Effective Date, as set forth on Schedule 1 to this EXHIBIT H.

               "OTHER SERIES C RECOURSE LIABILITIES" means a noncontingent principal balance for money borrowed by, or purchase money debt incurred or assumed by, the Partnership (or another partnership of which the Partnership has (directly or indirectly) a greater than 10% interest, to the extent of the Partnership's reported share of that liability under Code section 752) of at least $20 million either (i) for which the applicable lender has recourse against the General Partner (and not any other general partner) by contract or operation of applicable state law or (ii) which otherwise would be reported as Excess Nonrecourse Liabilities (to the extent not allocated pursuant to the first sentence of SECTION 1.2(b) of EXHIBIT H), and is secured by another outlet center.

               "REMAINING SERIES C RECOURSE LIABILITIES" means a noncontingent principal balance for money borrowed by, or purchase money debt incurred or assumed by, the Partnership (or another partnership of which the Partnership has (directly or indirectly) a greater than 10% interest, to the extent of the Partnership's reported share of that liability under Code section 752) (i) for which the applicable lender has recourse against the General Partner (and not any other general partner) by contract or operation of applicable state law or which otherwise would be reported as Excess Nonrecourse Liabilities (to the extent not allocated pursuant to the first sentence of SECTION 1.2(b) of EXHIBIT
H), and (ii) for which the applicable lenders do not acknowledge the assumption of the risk of loss by Optional Tax Indemnification Unitholders pursuant to Recourse Documents, in an aggregate amount at least equal to the difference of the $[an amount equal to aggregate negative "tax" Capital Accounts on the Effective Date of the Optional Tax Indemnification Unitholders; on 1/1/03, such amount for all Limited Partners was $133,515,091] less both the Hagerstown Recourse Liabilities and the Other Series C Recourse Liabilities.

               "SERIES C UNIT DEFICIT CAPITAL ACCOUNT AMOUNT" means for each Series C Unitholder the amount of gain or income that such holder would recognize on the Effective Date if none of the Debt of the Partnership were allocated to such Series C Unitholder under Code section 752.

               "SERIES C UNITHOLDER" means any Limited Partner who holds Series C Preferred Units on the relevant date.

               "SERIES C UNITHOLDER ALLOCABLE SHARE OF MEZZANINE DEBT" shall mean for any Optional Tax Indemnification Unitholder for which no Mezzanine Debt has been issued in respect of its Series C Preferred Units (i) the excess of (A) the product of (1) $6,000,000.00 TIMES (2) the fraction equal to the aggregate Series C Units owned by Optional Tax Indemnification Unitholders on the Effective Date, divided by over the aggregate Series C Units and Common Units held by Limited Partners on the Effective Date, over (B) the principal amount of Mezzanine Debt then outstanding, DIVIDED BY (ii) the number of Series C Preferred Units owned by all Optional Tax Indemnification Unitholders for which no Mezzanine Debt has been issued in respect of their Series C Preferred Units, times (iii) the number of Series C Preferred Units owned by such Optional Tax Indemnification Unitholder.

               "SERIES C UNITHOLDER RELATED PERSON TRANSFER" means a Transfer otherwise permitted by the Agreement by either (i) an Optional Tax Indemnification Unitholder or (ii) a direct or indirect owner of such Optional Tax Indemnification Unitholder of either (a) all or a portion of the Series C Preferred Units held by such Optional Tax Indemnification Unitholder or such direct or indirect owner or (b) an interest in an entity through which direct or indirect ownership of such Optional Tax Indemnification Unitholder is held, which transfer is to either (I) a member of the Immediate Family of the transferor or (II) an entity through which indirect ownership is held by the foregoing.

               "REASONABLE BASIS" has the meaning set forth in Regulations section 1.6662-3(b)(3) (or applicable successor provisions), the determination of which shall be reasonably made by the accounting firm engaged by the General Partner to prepare the federal income tax returns of the Partnership, with the General Partner directing such accounting firm to act reasonably and in good faith.

               1.2 COVENANTS. Each of the General Partner and the Partnership covenants and agrees as follows:

               (a) During all Partnership taxable years beginning during the Indemnification Period [provided the Effective Date occurs by the end of 2003, otherwise for any Partnership tax year ending in the Indemnification Period], the Partnership shall maintain (i) the Hagerstown Recourse Liabilities, (ii) the Other Series C Recourse Liabilities, and (iii) the Remaining Series C Recourse Liabilities. The General Partner represents and covenants that the Other Series C Recourse Liabilities that it maintains each Partnership taxable year will be debt which the General Partner reasonably believes, in good faith, will not default within two years of the beginning of the relevant Partnership taxable year. Further, the General Partner will provide written notice to the applicable lenders of Other Series C Recourse Liabilities (that would otherwise be Excess Nonrecourse Liabilities) of the assumption of the risk of loss by Optional Tax Indemnification Unitholders pursuant to Recourse Documents by the end of the Partnership taxable year in which such Recourse Documents are delivered, and the General Partner will obtain written acknowledgement from such lenders of such Recourse Documents within thirty days of such delivery.

               (b) For each Partnership taxable year that begins during the Indemnification Period [provided the Effective Date occurs by the end of 2003, otherwise for any Partnership tax year ending in the Indemnification Period], the General Partner shall allocate Excess Nonrecourse Liabilities in each Partnership taxable year first to the Partners up to the amount of the built-in gain that is allocable to the Partner on all properties held by the Partnership, the disposition of which would give rise to gain under Code Section 704(c) to the extent that such built-in gain exceeds the gain described in Regulations
Section 1.752-3(a)(2) with respect to such property; PROVIDED that there is at a Reasonable Basis for such allocation; PROVIDED, HOWEVER, that if the General Partner's accountants do not conclude that there is at least a Reasonable Basis for such allocation, the General Partner shall provide prompt written notice of its accountants' conclusion to the Optional Tax Indemnification Unitholders; PROVIDED, FURTHER, HOWEVER, that if, after delivery of such written notice, any Optional Tax Indemnification Unitholder delivers an opinion of nationally recognized tax counsel, addressed to the Partnership, that opines that there is at least a reasonable basis (within the meaning of Regulations Section 1.6662-3(b)(3) (or applicable successor provision)) for such allocation, then the Partnership shall make such allocation, and each other Optional Tax Indemnification Unitholder waives any right to object to such allocation. For each Partnership taxable year that begins during the Indemnification Period [provided the Effective Date occurs by the end of 2003, otherwise for any Partnership tax year ending in the Indemnification Period], the General Partner shall allocate under Code section 752 any remaining Excess Nonrecourse Liabilities (not allocated pursuant to the first sentence of this SECTION 1.2 of EXHIBIT H) among the Optional Tax Indemnification Unitholders in a manner for which there is a Reasonable Basis under Code section 752 and the regulations and authority promulgated thereunder so as to minimize the aggregate amount of taxable income recognized by the Optional Tax Indemnification Unitholders for that taxable year in respect of their Series C Unit Deficit Capital Account Amounts; PROVIDED, HOWEVER, that if the allocation of such Excess Nonrecourse Liabilities proposed by the General Partner would result in any Optional Tax Indemnification Unitholder recognizing taxable income for that Partnership taxable year in respect of its Series C Unit Deficit Capital Account Amounts, the General Partner shall provide prompt written notice of such conclusion and the expected taxable income to each such Optional Tax Indemnification Unitholders; PROVIDED, FURTHER, HOWEVER, that if, after delivery of such written notice, Optional Tax Indemnification Unitholders who hold in the aggregate more than fifty percent (50%) of the Series C Units held by all Optional Tax Indemnification Unitholders deliver an opinion of nationally recognized tax counsel, addressed to the Partnership, that opines that there is at least a reasonable basis (within the meaning of Regulations Section 1.6662-3(b)(3) (or applicable successor provision)) for a different allocation of such Excess Nonrecourse Liabilities, then the Partnership shall allocate such Excess Nonrecourse Liabilities in the manner set forth in such opinion (as long as such allocation does not result in any Optional Tax Indemnification Unitholder recognizing greater taxable income for that Partnership taxable year in respect of their Series C Unit Deficit Capital Account Amounts than it would if the General Partner's initially determined method was followed), and each other Optional Tax Indemnification Unitholder waives any right to object to such allocation.

               (c) For each Partnership taxable year beginning during the Indemnification Period [provided the Effective Date occurs by the end of 2003, otherwise for any Partnership tax year ending in the Indemnification Period], upon any event described in clause (b) of the definition of Gross Asset Values that would result in any Optional Tax Indemnification Unitholder being reported a smaller allocation of either Nonrecourse Liabilities under Regulations Section 1.752-3(a)(2) or Excess Nonrecourse Liabilities under the first sentence of this
SECTION 1.2(b) of EXHIBIT H, the General Partner shall not adjust the Gross Asset Values of the Partnership assets in accordance with clause (b) of the definition of Gross Asset Values, as long as there is at a Reasonable Basis to not make such adjustment; PROVIDED, HOWEVER, that if the General Partner's accountants do not conclude that there is at least a Reasonable Basis for not making such adjustment to Gross Asset Values, the General Partner shall provide prompt written notice of its accountant's conclusion to the Optional Tax Indemnification Unitholders; PROVIDED, FURTHER, HOWEVER, that if, after delivery of such written notice, any Optional Tax Indemnification Unitholder who would otherwise have such a smaller allocation delivers an opinion of nationally recognized tax counsel, addressed to the Partnership, that opines that there is at least a reasonable basis (within the meaning of Regulations Section 1.6662-3(b)(3) (or applicable successor provision)) not to make such adjustment to Gross Asset Values, then the Partnership shall not make such adjustment, and each other Optional Tax Indemnification Unitholder waives any right to object to such lack of adjustment to Gross Asset Values.

               (d) For each Partnership taxable year beginning during the Indemnification Period [provided the Effective Date occurs by the end of 2003, otherwise for any Partnership tax year ending in the Indemnification Period], the Partnership shall not engage in any taxable disposition of a property with Optional Tax Indemnification Unitholder Section 704(c) Gain unless such disposition results from the transfer of property to applicable lenders by reason of foreclosure by the applicable lenders or as a deed in lieu of foreclosure to the applicable lenders.

               (e) If during a Partnership taxable year beginning during the Indemnification Period [provided the Effective Date occurs by the end of 2003, otherwise for any Partnership tax year ending in the Indemnification Period], the Partnership otherwise would recognize Optional Tax Indemnification Unitholder Section 704(c) Gain from the transfer of property to applicable lenders by reason of foreclosure by the applicable lenders or as a deed in lieu of foreclosure to the applicable lenders, and the General Partner reasonably anticipates that it may acquire property that is "like kind" within the meaning of Code section 1031 with respect to the property the disposition of which is anticipated to result in Optional Tax Indemnification Unitholder Section 704(c) Gain within the time required under Code section 1031(a)(3), then the Partnership shall use commercially reasonable efforts to structure the disposition which would otherwise result in Optional Tax Indemnification Unitholder Section 704(c) Gain and acquisition (in whole or in part) as a tax-free exchange under Code section 1031. If the General Partner determines that it does not reasonably anticipate acquiring like kind property within the time required under Code section 1031(a)(3), the General Partner and the Partnership shall promptly notify the Series C Unitholders in writing of the anticipated disposition by foreclosure or deed in lieu of foreclosure, including a description of the property that will be disposed, the amount of Partnership debt encumbering such property, and the amount of gain that the Partnership reasonably expects to allocate to the Series C Unitholders as a result of such disposition.

               1.3    OTHER TRANSACTIONS

               (a) Not less than thirty days, but not more than ninety days, before the end of each Partnership taxable year that ends during the Indemnification Period, the General Partner and the Partnership shall notify each Optional Tax Indemnification Unitholder in writing of its good faith estimate of the expected allocation (assuming no execution of Recourse Documents) of Partnership Nonrecourse Liabilities pursuant only to Regulations Sections 1.752-3(a)(2) and Excess Nonrecourse Liabilities allocated pursuant to the first sentence of SECTION 1.2(b) of this EXHIBIT H, as of the end of that Partnership taxable year (along with an explanation of how that allocation of those Partnership liabilities is determined for such Optional Tax Indemnification Unitholder) and its expected Series C Unit Deficit Capital Account Amount as of the end of that Partnership taxable year. The General Partner and the Partnership shall also include in such notice the documents substantially in the form set forth in Schedule 2 to this EXHIBIT H (the "Recourse Documents"). If an Optional Tax Indemnification Unitholder elects to execute the Recourse Documents, such Optional Tax Indemnification Unitholder must deliver to the Partnership or General Partner such executed Recourse Documents at least ten business days before the last day of that Partnership taxable year. Upon execution and delivery of Recourse Documents, the Partnership shall be required to report on its applicable Income Tax returns that such Optional Tax Indemnification Unitholder is allocated an amount of Hagerstown Recourse Liabilities, Other Series C Recourse Liabilities and Remaining Series C Recourse Liabilities to the extent designated by the Optional Tax Indemnification Unitholder in such Recourse Documents under Regulations section 1.752-2(b)(3) and Regulations section 1.752-2(a) from the date of execution through the term of the Recourse Documents (which shall be until the last day of the following Partnership taxable year). In addition to the foregoing, if at anytime during the Indemnification Period the General Partner or Partnership determines that it will be unable to allocate an amount of Partnership liabilities to any Optional Tax Indemnification Unitholder equal to at least such holder's Series C Unit Deficit Capital Account, the General Partner shall provide prompt written notice to such Optional Tax Indemnification Unitholder and provide such Optional Tax Indemnification Unitholder with the reasonable opportunity to enter into an agreement in accordance with the terms of this SECTION 1.3(a) of this EXHIBIT H.

               (b) At anytime during the Indemnification Period, one or more of the Optional Tax Indemnification Unitholders may present to the Partnership, the General Partner and the other Optional Tax Indemnification Unitholders a reasonably detailed, written term sheet for the purchase by the Partnership (including financing) of properties from a third-party (the "Selected Property"). The Partnership shall acquire the Selected Property as soon as practicable (subject to debt encumbering the Selected Property) on the terms set forth in the term sheet; PROVIDED, HOWEVER, that the General Partner and the Partnership shall have no obligation to acquire any Selected Property unless (i) the Selected Property does not present any material environmental or other property specific risk that would reasonably be expected to materially adversely effect the Partnership or the General Partner, (ii) the submitting Optional Tax Indemnification Unitholders either (x) contribute and/or (y) loan, which loan would be recourse only to the Selected Property (and to the extent agreed upon by the relevant Optional Tax Indemnification Unitholders, to such Optional Tax Indemnification Unitholders), and expressly subordinate to any Mezzanine Debt used to finance such acquisition (a "Partner Loan"), sufficient cash to the Partnership to fund the excess of (s) the sum of the purchase price of the Selected Property plus all out-of-pocket expenses incurred by the General Partner or Partnership in acquiring the Selected Property, less (t) the sum of the Put Right Price of the Series C Preferred Units (as of the date the property is acquired) of such Optional Tax Indemnification Unitholders applied to such acquisition, plus (if the relevant Optional Tax Indemnification Unitholders exercise their option to include any Mezzanine Debt in the financing) such Optional Tax Indemnification Unitholders Allocable Share of Mezzanine Debt applied to such acquisition, and (iii) if the relevant Optional Tax Indemnification Unitholders exercise their option to include Mezzanine Debt in the financing, the ratio of (A) the sum of the aggregate amount either contributed and/or Partners Loan made in respect of the acquisition of the Selected Property under clause (ii) of this sentence PLUS the aggregate Put Price of the Series C Preferred Units of such Optional Tax Indemnification Unitholders applied toward such acquisition DIVIDED by (B) the principal amount of Mezzanine Debt included in the financing, is not less than fifty (50) percent. By selection of such Selected Property and submission of the term sheet, the relevant Optional Tax Indemnification Unitholder or Unitholders agree to (x) fully indemnify the Partnership and General Partner for all costs and expenses that are incurred by the Partnership or General Partner in connection with the ownership and disposition of the Selected Property on or before any such costs or expenses are due, and (y) waive any and all rights it has under
SECTION 4.8 of the Agreement. As part of their obligation under clause (x) of the immediately preceding sentence, the Partnership and relevant Optional Tax Indemnification Unitholders shall establish an escrow account, and such Optional

Tax Indemnification Unitholders shall fund such escrow with the annual projected out-of-pocket costs and expenses for holding such Selected Property, with such escrow to be adjusted and, if necessary, replenished semi-annually. To the extent that the relevant Optional Tax Indemnification Unitholders fail to maintain such escrow or otherwise cover such applicable costs or expenses for a period of more than sixty days, the General Partner may cause the Partnership to distribute the Selected Property (subject to any and all debt which encumbers the Selected Property, including any Mezzanine Debt and any Partner Loan used to purchase the Selected Property) in complete redemption of such relevant Optional Tax Indemnification Unitholders' Series C Units.

               (c) The Optional Tax Indemnification Unitholder or Unitholders that initially select the Selected Property shall have the right to exchange their Series C Preferred Units in the Partnership for the Selected Property (subject to any all debt which encumbers the Selected Property, including any Mezzanine Debt and any Partner Loan used to purchase the Selected Property) in complete or partial redemption of their interest in the Partnership at any time following the acquisition of such property by the Partnership. After the earlier of (i) the end of the Indemnification Period and (ii) the second anniversary of the acquisition of the Selected Property, the Partnership shall have the right to exchange the Selected Property (subject to any Debt encumbering such property, including any Mezzanine Debt and any Partner Loan used to purchase the Selected Property) for the Series C Preferred Units of the Optional Tax Indemnification Unitholders who selected such Selected Property in complete or (as applicable) partial redemption of such Optional Tax Indemnification Unitholders' interests in the Partnership. If the Partnership acquires any Selected Property, the Partnership agrees not to secure any debt of the Partnership with such property (other than any debt that the Partnership assumed or incurred in connection with acquiring the Selected Property,) without the prior written permission of each Optional Tax Indemnification Unitholder that initially selected such Selected Property for acquisition. An Optional Tax Indemnification Unitholder may have the Partnership acquire and distribute Selected Property in up to three partial redemptions of such Optional Tax Indemnification Unitholders' interests in the Partnership (the third redemption being in complete redemption of the Optional Tax Indemnification Unitholder's remaining interest in the Partnership), rather than a single complete redemption of such Optional Tax Indemnification Unitholders' interests in the Partnership; PROVIDED, HOWEVER, that no such partial redemption shall be made with Selected Property of which the Optional Tax Indemnification Unitholder's relative interest in such Selected Property had a Gross Asset Value on the date the Selected Property was acquired by the Partnership of less than $2 million.

               (d) At the option of the Optional Tax Indemnification Unitholders who selected the Selected Property, the General Partner shall lend to the Partnership an amount not to exceed the Series C Unitholders Allocable Share of Mezzanine Debt with respect to each of the electing Optional Tax Indemnification Unitholders in order to finance partially the acquisition of the Selected Property. The terms of such loan (the "Mezzanine Debt") shall be both customary and mutually agreeable to the General Partner and the Optional Tax Indemnification Unitholders that selected the Selected Property (with both the General Partner and such Optional Tax Indemnification Unitholders acting reasonably), provided that such Mezzanine Debt shall provide for (i) a term to maturity of fifteen years, (ii) a rate of interest of 8% interest per annum, payable quarterly, and (iii) no principal amortization for at least the initial six years, and remaining principal amortization based on a term of twenty five years from issuance (and all unpaid interest and principal payable upon maturity). Further, the Mezzanine Debt may only be secured by the Selected Property which it funds, shall be nonrecourse to the Partnership, and subordinate only to third party, first mortgage debt incurred or assumed upon the acquisition of the Selected Property. If the Optional Tax Indemnification Unitholders elect to have the Partnership obtain the Mezzanine Debt and the Selected Property is distributed to the Optional Tax Indemnification Unitholders in accordance with SECTION 1.3(b) of this EXHIBIT H, the Selected Property shall be distributed encumbered by such Mezzanine Debt and the Partnership shall have no further liability for such debt.

               (e) If Optional Tax Indemnification Unitholders (who have not waived their rights under SECTION 4.8 of the Agreement pursuant to SECTION 1.3(b) of this EXHIBIT H) are notified of a foreclosure or deed in lieu of foreclosure pursuant to SECTION 1.2(e) of this EXHIBIT H, any Optional Tax Indemnification Unitholder shall have the right to exchange their Series C Preferred Units for the Partnership property to be taken in foreclosure or as a deed in lieu (subject to any debt encumbering such property) in complete redemption of such Optional Tax Indemnification Unitholders' interest in the Partnership; provided, that the relevant lenders consent to such interim transfer of the relevant property. By their election to exchange their Series C Preferred Units for such Partnership property, the relevant Optional Tax Indemnification Unitholder or Unitholders agree to fully indemnify the Partnership and General Partner for all costs and expenses that are incurred by the Partnership or General Partner in connection with such exchange.

               1.4    INDEMNIFIED LOSSES.

               If for any Partnership tax year beginning in the Indemnification Period [provided the Effective Date occurs by the end of 2003, otherwise for any Partnership tax year ending in the Indemnification Period], an Optional Tax Indemnification Unitholder recognizes taxable gain or income as a result of a breach of a covenant in Sections 1.2 or 1.3 (other than as the result of a change in Income Tax law after the Effective Date, and with the understanding that these covenants require that the General Partner take or not take, and permit Optional Tax Indemnification Unitholders to take or not take, certain actions, including reporting certain positions for Income Tax purposes, but do not guarantee that any intended Income Tax treatment will be respected by the Internal Revenue Service or applicable court of law) (any such event being referred to as a "Tax Loss"), then the General Partner shall pay to such holder of Series C Preferred Units an amount determined in accordance with Section 1.5 of this EXHIBIT H.

               1.5    AMOUNT OF INDEMNIFICATION.

               (a) In the case of a Tax Loss incurred by any Optional Tax Indemnification Unitholder, the General Partner shall pay to such holder an amount in U.S. dollars equal to the sum of:

                      (i) the Income Taxes that are deemed to arise based on the assumptions in Section 1.5(b) of this EXHIBIT H as a result of a Tax Loss, plus

                      (ii) a supplemental amount such that, after the deduction for all Income Taxes that are deemed to arise (based on the assumptions set forth in Section 1.5(b) of this EXHIBIT H) on the amounts received under Sections 1.5(a)(i) and
     (ii) of this EXHIBIT H, the net amount received by the Series C Unitholder shall equal to the amount that is payable to such Optional Tax Indemnification Unitholder under Section 1.5(a)(i).

               (b) The calculations of the amounts payable under Section 1.5(a) of this Exhibit H shall be made based on the following assumptions:

                      (i) each Optional Tax Indemnification Unitholder is taxable at the highest marginal federal, state and local Income Tax rates applicable to an individual residing where such Series C Unitholder resides.

                      (ii) each relevant item of gain, income, loss and deduction is treated for state and local Income Tax purposes as having the same character, timing and amount as such item is treated for Federal Income Tax purposes.

                      (iii) State and local Income Taxes are deductible for federal Income Tax purposes to the extent permitted under the Code.

               (c) In the event of a Tax Loss, the relevant Optional Tax Indemnification Unitholder shall provide the General Partner with a written statement setting forth in reasonable detail the computation of the amounts due under SECTION 1.5(a) of this EXHIBIT H.

               (d) Upon receipt of the computation provided in subsection (c) above, the General Partner shall make payment to the relevant Optional Tax Indemnification Unitholder within ten (10) business days of such receipt. Notwithstanding the preceding sentence, if the General Partner does not agree in good faith with the amount of such payment, and so requests in a written notice delivered to such Optional Tax Indemnification Unitholder within ten (10) business days following the General Partner's receipt of the statement, such amount shall be reviewed and determined by an independent public accounting firm of national recognition jointly selected by the General Partner and the Optional Tax Indemnification Unitholder. The costs of such verification shall be borne by the General Partner unless such verification shall result in an adjustment in the General Partner's favor by an amount of more than 5% of the amount actually due, in which case such costs shall be paid by the relevant Optional Tax Indemnification Unitholder (and may be netted against the amount due such Optional Tax Indemnification Unitholder, with any additional amount being promptly due from such Optional Tax Indemnification Unitholder). Each Optional Tax Indemnification Unitholder agrees to cooperate with such independent accounting firm and to supply it with all information reasonably necessary to permit it to accomplish such review and determination. Such information shall be for the confidential use of such accountants and shall not be disclosed to the General Partner or any other person. The General Partner and each Optional Tax Indemnification Unitholder agree that the sole responsibility of the independent public accounting firm shall be to verify the amount of a payment pursuant to this EXHIBIT H and that matters of interpretation of this EXHIBIT H are not within the scope of the independent accounting firm's responsibilities.

               1.6    CONTESTS.

               (a) Nothing in this EXHIBIT H shall be construed to prevent the General Partner from contesting in good faith, as the Tax Matters Partner in accordance with the Agreement as part of the unified audit of the Partnership, any claim involving a the General Partner item that, if successful, would result in a Tax Loss (a "Partnership Level Issue").

               (b) If the General Partner contests a Partnership Level Issue that, if successful, would result in a Tax Loss, the General Partner's liability for indemnification under this EXHIBIT H, at the General Partner's election, be deferred until five (5) business days after a Final Determination of such Optional Tax Indemnification Unitholder's federal income tax liability in respect of a Tax Loss.

               (c) If any audit or proceeding involving an indemnifiable adjustment is being conducted in a proceeding involving such Optional Tax Indemnification Unitholder, which cannot be transferred to the General Partner as a partnership item (a "Series C Unitholder Level Issue"), such Optional Tax Indemnification Unitholder hereby agrees (i) promptly to notify the General Partner in writing of such adjustment (and the failure of such Optional Tax Indemnification Unitholder to so notify the General Partner shall preclude any indemnity hereunder to the extent the General Partner's right to effect its contest rights hereunder has been precluded by such failure), and (ii) such Optional Tax Indemnification Unitholder will contest that adjustment in good faith; provided, however, that such Optional Tax Indemnification Unitholder will not be obligated to pursue an administrative appeal if such Optional Tax Indemnification Unitholder instead pursues relief in Tax Court or a court having refund jurisdiction.

               (d) Following the failure of such administrative proceedings with respect to a Optional Tax Indemnification Unitholder Level Issue, then such Optional Tax Indemnification Unitholder will contest the proposed adjustment in good faith in the Tax Court or by paying the tax (and any applicable interest and penalties) and suing for refund in the Court of Federal Claims or appropriate Federal District Court. Following a final adverse decision of such court with respect to such Optional Tax Indemnification Unitholder Level Issue, such Optional Tax Indemnification Unitholder will have no obligation to appeal such decision further. With respect to any of the above-described proceedings, such Optional Tax Indemnification Unitholder will keep the General Partner and its counsel informed as to the progress of such proceedings, give the General Partner and its counsel the opportunity to review and comment in advance on all written submissions and filings relevant to indemnifiable issues (after making appropriate redactions to preserve the confidentiality of the such Optional Tax Indemnification Unitholder return as to other issues), and consider in good faith any suggestions made by the General Partner or its counsel.

               (f) Notwithstanding the foregoing, such Optional Tax Indemnification Unitholder will have no obligation to contest any action with respect to a Optional Tax Indemnification Unitholder Level Issue (i) unless such items could give rise to a federal income tax liability (disregarding other items in the assessment and considering effects in future years) in excess of $50,000, (ii) without the General Partner paying when due, reasonable third-party costs and out-of-pocket expenses including reasonable legal, witness and accounting fees and other expenses and, in the case of proceedings before the Court of Federal Claims or Federal District Court, the amount of tax (and any applicable interest and penalties) for which refund is claimed, and (iii) to the extent such Optional Tax Indemnification Unitholder waives in writing the General Partner's obligation to indemnify such Optional Tax Indemnification Unitholder for such items, in which case all third-party costs and out-of-pocket expenses described in clause (ii) thereafter incurred and all taxes would be paid by such Optional Tax Indemnification Unitholder.

               (g) An Optional Tax Indemnification Unitholder shall not settle any such Optional Tax Indemnification Unitholder Level Issue without the General Partner's consent; provided that such Optional Tax Indemnification Unitholder shall not be required to contest any proposed adjustment and may settle any such proposed adjustment if such Optional Tax Indemnification Unitholder shall waive its right to indemnity under this EXHIBIT H with respect to such adjustment and any Tax Loss that results from such adjustment and, in the case of proceedings before the Court of Federal Claims or Federal District Court, shall pay to the General Partner the amount of tax (and any applicable interest and penalties) previously paid or advanced by the General Partner with respect to such adjustment or the contest of such adjustment under SECTION 6(f) of this EXHIBIT H, plus interest at the rate under Code Section 6621(a)(2) computed from the time such amounts were paid or advanced by the General Partner

               (h) Within five (5) business days after a Final Determination of the liability of such Optional Tax Indemnification Unitholder in respect of a Optional Tax Indemnification Unitholder Level Issue, the General Partner and each Optional Tax Indemnification Unitholder agree to pay each other, as applicable, the net amount of (i) the payment owed by the General Partner to such Optional Tax Indemnification Unitholder of any indemnification hereunder, not theretofore paid resulting from the outcome of such contest, and (ii) in the case of proceedings before the Court of Federal Claims or Federal District Court, the repayment owed by such Optional Tax Indemnification Unitholder to the General Partner of the amount of tax (and any applicable interest and penalties) previously paid or advanced by the General Partner with respect to such adjustment or the contest of such adjustment, together with any interest received by or credited to such Optional Tax Indemnification Unitholder that is attributable to such advance.

 SCHEDULE 1- EX. H: OPTIONAL TAX INDEMNIFICATION UNITHOLDER SECTION 704(c) GAIN

                              [previously provided]

                      SCHEDULE 2- EX. H: RECOURSE DOCUMENTS

                        FORM OF RECOURSE DOCUMENTS LETTER

To:  Prime Outlets Acquisition Company, LLC
     100 East Pratt Street
     19th Floor
     Baltimore, Maryland 21202

Ladies and Gentlemen:

     Reference is made to that certain Fourth Amended and Restated Agreement of Limited Partnership of Prime Retail, L.P. dated as of ______________, 2003 (as amended, restated, modified or supplemented, the "Partnership Agreement"). Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Partnership Agreement.

     PRIME OUTLETS ACQUISITION COMPANY, LLC, AS GENERAL PARTNER OF PRIME RETAIL, L.P. HAS IN GOOD FAITH ESTIMATED THAT THE UNDERSIGNED'S EXPECTED ALLOCATION (ASSUMING NO EXECUTION OF RECOURSE DOCUMENTS) OF PARTNERSHIP NONRECOURSE LIABILITIES PURSUANT ONLY TO REGULATIONS SECTIONS 1.752-3(A)(2) AND EXCESS NONRECOURSE LIABILITIES ALLOCATED PURSUANT TO THE FIRST SENTENCE OF
SECTION 1.2(B) OF EXHIBIT H OF THE PARTNERSHIP AGREEMENT, FOR THE PARTNERSHIP TAXABLE YEAR BEGINNING ________, 20__, IS $_________AND ITS EXPECTED SERIES C UNIT DEFICIT CAPITAL ACCOUNT AMOUNT AS OF THE END OF THAT PARTNERSHIP TAXABLE YEAR IS $__________, LEAVING THE UNDERSIGNED'S PROJECTED ALLOCATION OF SUCH PARTNERSHIP LIABILITIES [LESS] [MORE] THAN ITS PROJECTED SERIES C UNIT DEFICIT CAPITAL ACCOUNT BY THE AMOUNT OF $_______.

     Pursuant to the terms of EXHIBIT H of the Partnership Agreement, the undersigned hereby executes one or more of the attached Recourse Documents as an Optional Tax Indemnification Unitholder to indemnify, guaranty, contribute and/or assume risk of loss in the amount of $____________________ for the Partnership taxable year beginning ________, __ 20__ (the "Specified Amount"). The undersigned Optional Tax Indemnification Unitholder understands that the Specified Amount may not exceed 125% of the excess of the amount of such Optional Tax Indemnification Unitholder's Series C Unit Deficit Capital Account Amount less its expected allocation (assuming no execution or Recourse Documents) of Partnership Nonrecourse Liabilities pursuant only to Regulations Sections 1.752-3(a)(2) and Excess Nonrecourse Liabilities allocated pursuant to the first sentence of SECTION 1.2(b) of EXHIBIT H of the Partnership Agreement, and acknowledges and agree that to the extent the foregoing Specified Amount otherwise exceeds such amount, the Specified Amount for the undersigned shall be reduced to such amount.

     The undersigned Optional Tax Indemnification Unitholder acknowledges and agrees that its indemnity, deficit make-up obligation, guaranty and assumption of risk of loss in respect of the Specified Amount shall be applied in the following order of priority for any Recourse Documents actually executed by such Optional Tax Indemnification Unitholder for the relevant

Partnership taxable year and attached hereto, until such Specified Amount is reduced to zero: First, against its indemnity obligations to the General Partner in respect the Hagerstown Recourse Liabilities; second, against its indemnity obligations to the General Partner in respect of Other Series C Recourse Liabilities; third, against its guaranty obligations to applicable lenders in respect of Other Series C Recourse Liabilities; fourth, against its indemnity obligations to the General Partner in respect the Remaining Series C Recourse Liabilities; fifth, against its guaranty obligations to applicable lenders in respect of Remaining Series C Recourse Liabilities; and sixth, against its obligations to the Partnership to contribute capital as a deficit makeup obligation.

     The undersigned Optional Tax Indemnification Unitholder acknowledges and agrees that its indemnity, guaranty and assumption of risk of loss in respect of the Specified Amount shall be applied PARI PASSU with the obligations of other Optional Tax Indemnification Unitholders who have executed equivalent Recourse Documents for the Partnership taxable year beginning __________, 20__, in the order of priority set forth in the immediately preceding paragraph, based upon relative Specified Amounts.

     THE UNDERSIGNED ACKNOWLEDGES THAT IF IT HAS EXECUTED RECOURSE DOCUMENTS FOR THE PRIOR PARTNERSHIP TAXABLE YEAR, SUCH RECOURSE DOCUMENTS WILL TERMINATE AND NO LONGER BE OPERATIVE FOR THE PARTNERSHIP TAXABLE YEAR BEGINNING _____, __20__. ACCORDINGLY, THE UNDERSIGNED MUST EXECUTE NEW RECOURSE DOCUMENTS TO CONTINUE ANY ASSUMPTION OF RISK OF LOSS FOR THE PARTNERSHIP TAXABLE YEAR BEGINNING _______, __ 20__. IN ORDER FOR THE UNDERSIGNED'S EXECUTION OF THIS RECOURSE DOCUMENTS LETTER AND ATTACHED RECOURSE DOCUMENTS TO HAVE EFFECT, THE UNDERSIGNED MUST DELIVER SUCH DOCUMENTS TO THE GENERAL PARTNER AT THE ADDRESS BELOW AT LEAST TEN BUSINESS DAYS PRIOR TO _______________, 20__.

     The undersigned represents and warrants that the undersigned has full power and authority to execute and deliver this letter.

                                                --------------------------------
                         (signature of Optional Tax Indemnification Unitholder)


                                                --------------------------------
                                                    (print name)


                                                --------------------------------

                                                --------------------------------

                                                --------------------------------
                           (address of Optional Tax Indemnification Unitholder)


Acknowledged and Agreed as of
the day and year first written above

[ Prime Outlets Acquisition Company, LLC]

By:
   --------------------------------

Name:
     --------------------------------

Title:


[address of Prime Outlets Acquisition Company, LLC]

              [RECOURSE DOCUMENT: HAGERSTOWN RECOURSE LIABILITIES]

         FORM OF LIMITED PARTNER INDEMNITY AGREEMENT (LIMITED RECOURSE)

     FOR VALUE RECEIVED and in consideration heretofore or hereafter at any time made or granted, the undersigned (a "INDEMNITOR") hereby absolutely, irrevocably and unconditionally agrees to reimburse, indemnify and hold harmless [Renaissance LLC, a Delaware limited liability company] (the "Indemnitee"), in its capacity as general partner of Prime Retail, L.P., against any liability or obligation when due, whether by acceleration or otherwise, and at all times thereafter, of all ["Obligations"] under that certain [Hagerstown Credit Agreement], dated as of ______ among ______, the financial institutions from time to time party thereto (the "LENDERS"), and _________, as administrative agent and collateral agent (the "ADMINISTRATIVE AGENT"), (as from time to time restated, amended or modified, the "CREDIT AGREEMENT"; any term used but not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement) (a copy of the relevant provisions of which are attached hereto) whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due (collectively, the "INDEMNITY OBLIGATIONS"); PROVIDED, HOWEVER, that the Indemnitor shall only be liable under this Limited Partner Indemnity for the maximum amount of such liability that can be hereby incurred without rendering this Limited Partner Indemnity, as it relates to the Indemnitor, voidable under any applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. The Indemnitee specifically agrees that it shall be necessary and required that any Creditor exercise any available rights, assert any available claims and demands, and enforce any available remedy against the Indemnitee before and as a condition to the obligations of the Indemnitor hereunder.

     Notwithstanding anything herein to the contrary, Indemnitee's recourse under this Limited Partner Indemnity shall be limited to the amount determined in the Indemnitor's Recourse Documents letter for the taxable year of Prime Retail, L.P. beginning ________, 20__. Consequently, the undersigned acknowledges and agrees that its indemnity provided by this Limited Partner Indemnity shall be applied PARI PASSU with the indemnities provided by other "Optional Tax Indemnification Unitholders" as defined in the partnership agreement for Prime Retail, L.P., who have executed equivalent Limited Partner Indemnities, to the extent their relevant "Specified Amounts" (as defined in the partnership agreement for Prime Retail, L.P.) are applied to the Obligations.

     This Limited Partner Indemnity shall in all respects be continuing, absolute and unconditional, and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of the Indemnitor or that at any time or from time to time all Indemnity Obligations may have been paid in full), until the earlier of January 1, 20__ and the first day of the next taxable year of Prime Retail, L.P. as determined for U.S. federal income tax purposes; provided, that any Indemnity Obligations that accrue and are due and payable on or prior to such earlier date shall continue until paid in full, notwithstanding that this Limited Partner Indemnity shall otherwise terminate.

     No payment made by or for the account of the Indemnitor pursuant to this Limited Partner Indemnity shall entitle the Indemnitor by subrogation or otherwise to any payment by any Indemnitee or from or out of any property of any Indemnitee, and the Indemnitor shall not exercise any right or remedy against any Indemnitee or any property of any Indemnitee by reason of any performance by the Indemnitor of this Limited Partner Indemnity.

     The Indemnitor hereby expressly waives: (a) notice of the acceptance by Indemnitee of this Limited Partner Indemnity, (b) notice of the existence or creation or nonpayment of all or any of the Indemnity Obligations, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon the Indemnity Obligations or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

     The Indemnitor waives any right of subrogation, reimbursement, indemnification and contribution (contractual, statutory or otherwise), including any claim or right of subrogation under the Bankruptcy Code or any successor statute, against the Indemnitee arising from the existence or performance of this Limited Partner Indemnity.

     Indemnitee may, from time to time, whether before or after any discontinuance of this Limited Partner Indemnity, without notice to the Indemnitor, assign or transfer any or all of the Indemnity Obligations; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Indemnity Obligations shall be and remain Indemnity Obligations for the purposes of this Limited Partner Indemnity, and each and every immediate and successive assignee or transferee of any of the Indemnity Obligations or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Indemnity Obligations, be entitled to the benefits of this Limited Partner Indemnity to the same extent as if such assignee or transferee were the Indemnitee.

     The Indemnitor hereby represents and warrants to the Indemnitee that: (a) The Indemnitor has all requisite power and authority and legal right to execute and deliver this Limited Partner Indemnity and to perform its obligations hereunder; (b) the execution and delivery by the Indemnitor of this Limited Partner Indemnity and the performance of its obligations hereunder have been duly authorized by proper proceedings, and this Limited Partner Indemnity constitutes the legal, valid and binding obligations of the Indemnitor, enforceable against the Indemnitor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally; and (c) neither the execution and delivery by the Indemnitor of this Limited Partner Indemnity nor the compliance by the Indemnitor with the provisions of this Limited Partner Indemnity will, or at the relevant time did, (i) violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Indemnitor or (ii) violate the provisions of or require the approval or consent of any party to any material indenture, instrument or agreement to which the Indemnitor is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien (other than Permitted Liens) in, of or on the property of the Indemnitor pursuant to the terms of any such indenture, instrument or agreement, or (iii) require any consent of the stockholders of any Person or any Governmental Authority.

     It is understood that if in any action or proceeding involving any state, federal or foreign bankruptcy, insolvency or other law affecting the rights of creditors generally, this Limited

Partner Indemnity would be held or determined to be void, invalid or unenforceable on account of the amount of the aggregate liability under this Limited Partner Indemnity with respect to the Indemnitor, then, notwithstanding any other provision of this Limited Partner Indemnity to the contrary, the aggregate amount of such liability shall, with respect to any the Indemnitor, without any further action of any other Person, be automatically limited and reduced with respect to the Indemnitor to the highest amount which is valid and enforceable as determined in such action or proceeding.

     No delay on the part of the Indemnitee in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Indemnitee of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Limited Partner Indemnity be binding upon the Indemnitee except as expressly set forth in a writing duly signed and delivered (or consented to) by or on behalf of each Creditor. No action of the Indemnitee permitted hereunder shall in any way affect or impair the rights of the Indemnitee and the obligations of the Indemnitor under this Limited Partner Indemnity. The obligations of the Indemnitor under this Limited Partner Indemnity shall be absolute and unconditional irrespective of any circumstance whatsoever that might constitute a legal or equitable discharge or defense of the Indemnitor. The Indemnitor hereby acknowledges that there are no conditions to the effectiveness of this Limited Partner Indemnity.

     This Limited Partner Indemnity shall be binding upon the Indemnitor, and upon the legal representatives, successors and assigns of the Indemnitor; and all references herein to a Indemnitee and to the Indemnitor, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such entities. All obligations of the Indemnitor hereunder shall be neither joint nor several with the obligations of any other person.

     All notices to the Indemnitor shall be made to the following address:

Attn:
Telephone:
Facsimile:
Email:

     THIS LIMITED PARTNER INDEMNITY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS); PROVIDED THAT THE PARTIES SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW. WHEREVER POSSIBLE EACH PROVISION OF THIS LIMITED PARTNER INDEMNITY SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS LIMITED PARTNER INDEMNITY SHALL BE PROHIBITED BY OR INVALID UNDER SUCH LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS LIMITED PARTNER INDEMNITY.

                            [signature pages follow]

     IN WITNESS WHEREOF, the Indemnitor has executed this Limited Partner Indemnity as of this day of __________, 20__.


                                       [Optional Tax Indemnification Unitholder]

                                       By:
                                          --------------------------------------

                                       Name:
                                            ------------------------------------

                                       Title:
                                             -----------------------------------


Acknowledged and Agreed as of
the day and year first written above

[ Prime Outlets Acquisition Company, LLC]

By:
   --------------------------------------

Name:
     ------------------------------------

Title:
      -----------------------------------

            [RECOURSE DOCUMENT: OTHER SERIES C RECOURSE LIABILITIES]

         FORM OF LIMITED PARTNER INDEMNITY AGREEMENT (LIMITED RECOURSE)

     FOR VALUE RECEIVED and in consideration heretofore or hereafter at any time made or granted, the undersigned (a "INDEMNITOR") hereby absolutely, irrevocably and unconditionally agrees to reimburse, indemnify and hold harmless [Renaissance LLC, a Delaware limited liability company] (the "Indemnitee"), in its capacity as general partner of Prime Retail, L.P., against any liability or obligation when due, whether by acceleration or otherwise, and at all times thereafter, of all ["Obligations"] under that certain [Credit Agreement], dated as of ______ among ______, the financial institutions from time to time party thereto (the "LENDERS"), and _________, as administrative agent and collateral agent (the "ADMINISTRATIVE AGENT"), (as from time to time restated, amended or modified, the "CREDIT AGREEMENT"; any term used but not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement) (a copy of the relevant provisions of which are attached hereto), whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due (collectively, the "INDEMNITY OBLIGATIONS"); PROVIDED, HOWEVER, that the Indemnitor shall only be liable under this Limited Partner Indemnity for the maximum amount of such liability that can be hereby incurred without rendering this Limited Partner Indemnity, as it relates to the Indemnitor, voidable under any applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. The Indemnitee specifically agrees that it shall be necessary and required that the Indemnitee exercise any available rights, assert any available claims and demands, and enforce any available remedy against the Indemnitee before and as a condition to the obligations of the Indemnitor hereunder.

     Notwithstanding anything herein to the contrary, Indemnitee's recourse under this Limited Partner Indemnity shall be limited to the amount determined in the Indemnitor's Recourse Documents letter for the taxable year of Prime Retail, L.P. beginning ________, 20__. Consequently, the undersigned acknowledges and agrees that its indemnity provided by this Limited Partner Indemnity shall be applied PARI PASSU with the indemnities provided by other "Optional Tax Indemnification Unitholders" as defined in the partnership agreement for Prime Retail, L.P., who have executed equivalent Limited Partner Indemnities, to the extent their relevant "Specified Amounts" (as defined in the partnership agreement for Prime Retail, L.P.) are applied to the Obligations.

     This Limited Partner Indemnity shall in all respects be continuing, absolute and unconditional, and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of the Indemnitor or that at any time or from time to time all Indemnity Obligations may have been paid in full), until the earlier of January 1, 20__ and the first day of the next taxable year of Prime Retail, L.P. as determined for U.S. federal income tax purposes; provided, that any Indemnity Obligations that accrue and are due and payable on or prior to such earlier date shall continue until paid in full, notwithstanding that this Limited Partner Indemnity shall otherwise terminate.

     No payment made by or for the account of the Indemnitor pursuant to this Limited Partner Indemnity shall entitle the Indemnitor by subrogation or otherwise to any payment by any Indemnitee or from or out of any property of any Indemnitee, and the Indemnitor shall not exercise any right or remedy against any Indemnitee or any property of any Indemnitee by reason of any performance by the Indemnitor of this Limited Partner Indemnity.

     The Indemnitor hereby expressly waives: (a) notice of the acceptance by Indemnitee of this Limited Partner Indemnity, (b) notice of the existence or creation or nonpayment of all or any of the Indemnity Obligations, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon the Indemnity Obligations or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

     The Indemnitor waives any right of subrogation, reimbursement, indemnification and contribution (contractual, statutory or otherwise), including any claim or right of subrogation under the Bankruptcy Code or any successor statute, against the Indemnitee arising from the existence or performance of this Limited Partner Indemnity.

     Indemnitee may, from time to time, whether before or after any discontinuance of this Limited Partner Indemnity, without notice to the Indemnitor, assign or transfer any or all of the Indemnity Obligations; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Indemnity Obligations shall be and remain Indemnity Obligations for the purposes of this Limited Partner Indemnity, and each and every immediate and successive assignee or transferee of any of the Indemnity Obligations or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Indemnity Obligations, be entitled to the benefits of this Limited Partner Indemnity to the same extent as if such assignee or transferee were the Indemnitee.

     The Indemnitor hereby represents and warrants to the Indemnitee that: (a) The Indemnitor has all requisite power and authority and legal right to execute and deliver this Limited Partner Indemnity and to perform its obligations hereunder; (b) the execution and delivery by the Indemnitor of this Limited Partner Indemnity and the performance of its obligations hereunder have been duly authorized by proper proceedings, and this Limited Partner Indemnity constitutes the legal, valid and binding obligations of the Indemnitor, enforceable against the Indemnitor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally; and (c) neither the execution and delivery by the Indemnitor of this Limited Partner Indemnity nor the compliance by the Indemnitor with the provisions of this Limited Partner Indemnity will, or at the relevant time did, (i) violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Indemnitor or (ii) violate the provisions of or require the approval or consent of any party to any material indenture, instrument or agreement to which the Indemnitor is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien (other than Permitted Liens) in, of or on the property of the Indemnitor pursuant to the terms of any such indenture, instrument or agreement, or (iii) require any consent of the stockholders of any Person or any Governmental Authority.

     It is understood that if in any action or proceeding involving any state, federal or foreign bankruptcy, insolvency or other law affecting the rights of creditors generally, this Limited Partner Indemnity would be held or determined to be void, invalid or unenforceable on account of the amount of the aggregate liability under this Limited Partner Indemnity with respect to the Indemnitor, then, notwithstanding any other provision of this Limited Partner Indemnity to the contrary, the aggregate amount of such liability shall, with respect to any the Indemnitor, without any further action of any other Person, be automatically limited and reduced with respect to the Indemnitor to the highest amount which is valid and enforceable as determined in such action or proceeding.

     No delay on the part of the Indemnitee in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Indemnitee of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Limited Partner Indemnity be binding upon the Indemnitee except as expressly set forth in a writing duly signed and delivered (or consented to) by or on behalf of the Indemnitee. No action of the Indemnitee permitted hereunder shall in any way affect or impair the rights of the Indemnitee and the obligations of the Indemnitor under this Limited Partner Indemnity. The obligations of the Indemnitor under this Limited Partner Indemnity shall be absolute and unconditional irrespective of any circumstance whatsoever that might constitute a legal or equitable discharge or defense of the Indemnitor. The Indemnitor hereby acknowledges that there are no conditions to the effectiveness of this Limited Partner Indemnity.

     This Limited Partner Indemnity shall be binding upon the Indemnitor, and upon the legal representatives, successors and assigns of the Indemnitor; and all references herein to a Indemnitee and to the Indemnitor, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such entities. All obligations of the Indemnitor hereunder shall be neither joint nor several with the obligations of any other person.

     All notices to the Indemnitor shall be made to the following address:

Attn:
Telephone:
Facsimile:
Email:

     THIS LIMITED PARTNER INDEMNITY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS); PROVIDED THAT THE PARTIES SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW. WHEREVER POSSIBLE EACH PROVISION OF THIS LIMITED PARTNER INDEMNITY SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS LIMITED PARTNER INDEMNITY SHALL BE PROHIBITED BY OR INVALID UNDER SUCH LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR

INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS LIMITED PARTNER INDEMNITY.

                            [signature pages follow]

     IN WITNESS WHEREOF, the Indemnitor has executed this Limited Partner Indemnity as of this day of __________, 20__.

                                       [Optional Tax Indemnification Unitholder]

                                       By:
                                          --------------------------------------

                                       Name:
                                            ------------------------------------

                                       Title:
                                             -----------------------------------


Acknowledged and Agreed as of
the day and year first written above

[ Prime Outlets Acquisition Company, LLC]

By:
   --------------------------------------

Name:
     ------------------------------------

Title:
      -----------------------------------

            [RECOURSE DOCUMENT: OTHER SERIES C RECOURSE LIABILITIES]

               FORM OF LIMITED PARTNER GUARANTY (LIMITED RECOURSE)

     FOR VALUE RECEIVED and in consideration heretofore or hereafter at any time made or granted, the undersigned (a "GUARANTOR") hereby absolutely, irrevocably and unconditionally guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all "Obligations" under that certain [Credit Agreement], dated as of ______ among ______ (the "Debtors"), the financial institutions from time to time party thereto (the "LENDERS"), and _________, as administrative agent and collateral agent (the "ADMINISTRATIVE AGENT"), (as from time to time restated, amended or modified, the "CREDIT AGREEMENT"; any term used but not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement) (a copy of the relevant provisions of which are attached hereto), whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due (collectively, the "GUARANTY OBLIGATIONS"); PROVIDED, HOWEVER, that the Guarantor shall only be liable under this Limited Partner Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Limited Partner Guaranty, as it relates to the Guarantor, voidable under any applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Limited Partner Guaranty constitutes a guaranty of payment when due and not of collection. The Guarantor specifically agrees that it shall be necessary and required that any Creditor exercise all available rights, assert all available claims or demands, and enforce any available remedy first against the Debtor before and as a condition to the obligations of the Guarantor hereunder.

     Notwithstanding anything herein to the contrary, each Creditor's recourse under this Limited Partner Guaranty shall be limited to the amount determined in the Indemnitor's Recourse Documents letter for the taxable year of Prime Retail, L.P. beginning ________, 20__. Consequently, the undersigned acknowledges and agrees that its guaranty provided by this Limited Partner Guaranty shall be applied PARI PASSU with the guaranties provided by other "Optional Tax Indemnification Unitholders" as defined in the partnership agreement for Prime Retail, L.P., who have executed equivalent Limited Partner Guaranties, to the extent their relevant "Specified Amounts" (as defined in the partnership agreement for Prime Retail, L.P.) are applied to the Guaranty Obligations.

     The Guarantor agrees that, in the event of the dissolution or insolvency of any Debtor or Guarantor, or the inability of any Debtor or the Guarantor to pay debts as they mature, or an assignment by any Debtor or the Guarantor for the benefit of creditors, or the institution of any proceeding by or against any Debtor or the Guarantor alleging that any Debtor or the Guarantor is insolvent or unable to pay its debts as they mature (subject to any applicable cure period provided in the Credit Agreement), and if such event shall occur at a time when an Event of Default has occurred and is continuing, but any or all of the Guaranty Obligations may not then be due and payable, the Guarantor will pay to the relevant Creditor forthwith the full amount that would be payable hereunder by the Guarantor if all Obligations were then due and payable (subject to the limitations herein).

     This Limited Partner Guaranty shall in all respects be a continuing, absolute and unconditional guaranty, and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of the Guarantor or that at any time or from time to time all Guaranty Obligations may have been paid in full), until the earlier of January 1, 20__ and the first day of the next taxable year of Prime Retail, L.P. as determined for U.S. federal income tax purposes; provided, that any Guaranty Obligations that accrue and are due and payable on or prior to such earlier date shall continue until paid in full, notwithstanding that this Limited Partner Guaranty shall otherwise terminate.

     The Guarantor further agrees that, if at any time all or any part of any payment theretofore applied by any Creditor to any of the Guaranty Obligations is or must be rescinded or returned by such Creditor for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any Debtor or the Guarantor), such Guaranty Obligations shall, for the purposes of this Limited Partner Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by such Creditor, and this Limited Partner Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Guaranty Obligations, all as though such application by such Creditor had not been made.

     Any Creditor may, from time to time, whether before or after any termination of this Limited Partner Guaranty, at its sole discretion and without notice to the Guarantor, take any or all of the following actions: (a) retain or obtain a security interest in any property of any third party to secure any of the Guaranty Obligations or any obligation hereunder; (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the Guarantor, with respect to any of the Guaranty Obligations; (c) extend or renew for one or more periods (whether or not longer than the original period), alter, amend or exchange any of the Guaranty Obligations or any of the documentation pertaining thereto, or release or compromise any obligation of the Guarantor hereunder or any obligation of any nature of any other obligor with respect to any of the Guaranty Obligations; (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Guaranty Obligations or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property; and
(e) resort to the Guarantor for payment of any of the Guaranty Obligations, after such Creditor (i) shall have resorted to any property securing any of the Guaranty Obligations or any obligation hereunder or (ii) shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Guaranty Obligations (all of the actions referred to in preceding clauses
(i) and (ii) being hereby expressly waived by the Guarantor).

     Any amounts received by a Creditor from whatsoever source on account of the Guaranty Obligations may be applied by it toward the payment of such of the Guaranty Obligations, and in such order of application, as set forth in the [security agreement] dated as of ______, 20__ between the [Borrower] and ___________ as Collateral Agent.

     No payment made by or for the account of the Guarantor pursuant to this Guaranty shall entitle the Guarantor by subrogation or otherwise to any payment by any Debtor or from or out of any property of any Debtor, and the Guarantor shall not exercise any right or remedy against any Debtor or any property of any Debtor by reason of any performance by the Guarantor of this Limited Partner Guaranty.

     The Guarantor hereby expressly waives: (a) notice of the acceptance by any Creditor of this Limited Partner Guaranty, (b) notice of the existence or creation or nonpayment of all or any of the Guaranty Obligations, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon the Guaranty Obligations or any thereof, any obligation hereunder.

     The Guarantor waives any right of subrogation, reimbursement, indemnification and contribution (contractual, statutory or otherwise), including any claim or right of subrogation under the Bankruptcy Code or any successor statute, against any Debtor arising from the existence or performance of this Limited Partner Guaranty.

     Any Creditor may, from time to time, whether before or after any discontinuance of this Limited Partner Guaranty, without notice to the Guarantor, assign or transfer any or all of the Guaranty Obligations or any interest therein as provided in the Credit Agreement; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Guaranty Obligations shall be and remain Guaranty Obligations for the purposes of this Limited Partner Guaranty, and each and every immediate and successive assignee or transferee of any of the Guaranty Obligations or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Guaranty Obligations, be entitled to the benefits of this Limited Partner Guaranty to the same extent as if such assignee or transferee were a Creditor.

     The Guarantor hereby represents and warrants to the Administrative Agent and the Lenders that: (a) The Guarantor has all requisite power and authority and legal right to execute and deliver this Limited Partner Guaranty and to perform its obligations hereunder; (b) the execution and delivery by the Guarantor of this Limited Partner Guaranty and the performance of its obligations hereunder have been duly authorized by proper proceedings, and this Limited Partner Guaranty constitutes the legal, valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally; and (c) neither the execution and delivery by the Guarantor of this Limited Partner Guaranty nor the compliance by the Guarantor with the provisions of this Limited Partner Guaranty will, or at the relevant time did, (i) violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Guarantor or (ii) violate the provisions of or require the approval or consent of any party to any material indenture, instrument or agreement to which the Guarantor is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien (other than Permitted Liens) in, of or on the property of the Guarantor pursuant to the terms of any such indenture, instrument or agreement, or (iii) require any consent of the stockholders of any Person or any Governmental Authority.

     It is understood that if in any action or proceeding involving any state, federal or foreign bankruptcy, insolvency or other law affecting the rights of creditors generally, this Limited Partner Guaranty would be held or determined to be void, invalid or unenforceable on account of the amount of the aggregate liability under this Limited Partner Guaranty with respect to the Guarantor, then, notwithstanding any other provision of this Limited Partner Guaranty to the contrary, the aggregate amount of such liability shall, with respect to any the Guarantor, without any further action of the Administrative Agent, the Creditors or any other Person, be automatically limited and reduced with respect to the Guarantor to the highest amount which is valid and enforceable as determined in such action or proceeding.

     No Creditor shall have any duty or responsibility to provide the Guarantor with any credit or other information concerning the affairs, financial condition or business of any Debtor that may come into the possession of such Creditor.

     No delay on the part of any Creditor in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by any Creditor of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Limited Partner Guaranty be binding upon any Creditor except as expressly set forth in a writing duly signed and delivered (or consented to) by or on behalf of each Creditor. No action of any Creditor permitted hereunder shall in any way affect or impair the rights of any Creditor and the obligations of the Guarantor under this Limited Partner Guaranty. The obligations of the Guarantor under this Limited Partner Guaranty shall be absolute and unconditional irrespective of any circumstance whatsoever that might constitute a legal or equitable discharge or defense of the Guarantor. The Guarantor hereby acknowledges that there are no conditions to the effectiveness of this Limited Partner Guaranty.

     This Limited Partner Guaranty shall be binding upon the Guarantor, and upon the legal representatives, successors and assigns of the Guarantor; and all references herein to a Debtor and to the Guarantor, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such entities. All obligations of the Guarantor hereunder shall be neither joint nor several with the obligations of any other person.

     All notices to the Guarantor shall be made to the following address:

Attn:
Telephone:
Facsimile:
Email:

     THIS LIMITED PARTNER GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS); PROVIDED THAT THE PARTIES SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW. WHEREVER POSSIBLE EACH PROVISION OF THIS LIMITED PARTNER GUARANTY SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS LIMITED PARTNER GUARANTY SHALL BE PROHIBITED BY OR INVALID UNDER SUCH LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR

INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS LIMITED PARTNER GUARANTY.

     THE GUARANTOR AND BY ITS ACCEPTANCE HEREOF, EACH OF THE CREDITORS, HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS LIMITED PARTNER GUARANTY OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS LIMITED PARTNER GUARANTY, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                            [signature pages follow]

     IN WITNESS WHEREOF, the Guarantor has executed this Limited Partner Guaranty as of this day of __________, 20__.


                                       [Optional Tax Indemnification Unitholder]

                                       By:
                                          --------------------------------------

                                       Name:
                                            ------------------------------------

                                       Title:
                                             -----------------------------------


Acknowledged and Agreed as of
the day and year first written above

[Creditor]
     as Administrative Agent and Collateral Agent


By:
   --------------------------------------

Name:
     ------------------------------------

Title:
      -----------------------------------


Acknowledged and Agreed as of
the day and year first written above
for purposes of the representation given above

[ Prime Outlets Acquisition Company, LLC]

By:
   --------------------------------------

Name:
     ------------------------------------

Title:
      -----------------------------------

          [RECOURSE DOCUMENT: REMAINING SERIES C RECOURSE LIABILITIES]

         FORM OF LIMITED PARTNER INDEMNITY AGREEMENT (LIMITED RECOURSE)

     FOR VALUE RECEIVED and in consideration heretofore or hereafter at any time made or granted, the undersigned (a "INDEMNITOR") hereby absolutely, irrevocably and unconditionally agrees to reimburse, indemnify and hold harmless [Renaissance LLC, a Delaware limited liability company] (the "Indemnitee"), in its capacity as general partner of Prime Retail, L.P., against any liability or obligation when due, whether by acceleration or otherwise, and at all times thereafter, of all ["Obligations"] under that certain [Credit Agreement], dated as of ______ among ______, the financial institutions from time to time party thereto (the "LENDERS"), and _________, as administrative agent and collateral agent (the "ADMINISTRATIVE AGENT"), (as from time to time restated, amended or modified, the "CREDIT AGREEMENT"; any term used but not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement) (a copy of the relevant provisions of which are attached hereto), whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due (collectively, the "INDEMNITY OBLIGATIONS"); PROVIDED, HOWEVER, that the Indemnitor shall only be liable under this Limited Partner Indemnity for the maximum amount of such liability that can be hereby incurred without rendering this Limited Partner Indemnity, as it relates to the Indemnitor, voidable under any applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. The Indemnitee specifically agrees that it shall be necessary and required that the Indemnitee exercise any available rights, assert any available claims and demands, and enforce any available remedy against the Indemnitee before and as a condition to the obligations of the Indemnitor hereunder.

     Notwithstanding anything herein to the contrary, Indemnitee's recourse under this Limited Partner Indemnity shall be limited to the amount determined in the Indemnitor's Recourse Documents letter for the taxable year of Prime Retail, L.P. beginning ________, 20__. Consequently, the undersigned acknowledges and agrees that its indemnity provided by this Limited Partner Indemnity shall be applied PARI PASSU with the indemnities provided by other "Optional Tax Indemnification Unitholders" as defined in the partnership agreement for Prime Retail, L.P., who have executed equivalent Limited Partner Indemnities, to the extent their relevant "Specified Amounts" (as defined in the partnership agreement for Prime Retail, L.P.) are applied to the Obligations.

     This Limited Partner Indemnity shall in all respects be continuing, absolute and unconditional, and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of the Indemnitor or that at any time or from time to time all Indemnity Obligations may have been paid in full), until the earlier of January 1, 20__ and the first day of the next taxable year of Prime Retail, L.P. as determined for U.S. federal income tax purposes; provided, that any Indemnity Obligations that accrue and are due and payable on or prior to such earlier date shall continue until paid in full, notwithstanding that this Limited Partner Indemnity shall otherwise terminate.

     No payment made by or for the account of the Indemnitor pursuant to this Limited Partner Indemnity shall entitle the Indemnitor by subrogation or otherwise to any payment by any Indemnitee or from or out of any property of any Indemnitee, and the Indemnitor shall not exercise any right or remedy against any Indemnitee or any property of any Indemnitee by reason of any performance by the Indemnitor of this Limited Partner Indemnity.

     The Indemnitor hereby expressly waives: (a) notice of the acceptance by Indemnitee of this Limited Partner Indemnity, (b) notice of the existence or creation or nonpayment of all or any of the Indemnity Obligations, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon the Indemnity Obligations or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

     The Indemnitor waives any right of subrogation, reimbursement, indemnification and contribution (contractual, statutory or otherwise), including any claim or right of subrogation under the Bankruptcy Code or any successor statute, against the Indemnitee arising from the existence or performance of this Limited Partner Indemnity.

     Indemnitee may, from time to time, whether before or after any discontinuance of this Limited Partner Indemnity, without notice to the Indemnitor, assign or transfer any or all of the Indemnity Obligations; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Indemnity Obligations shall be and remain Indemnity Obligations for the purposes of this Limited Partner Indemnity, and each and every immediate and successive assignee or transferee of any of the Indemnity Obligations or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Indemnity Obligations, be entitled to the benefits of this Limited Partner Indemnity to the same extent as if such assignee or transferee were the Indemnitee.

     The Indemnitor hereby represents and warrants to the Indemnitee that: (a) The Indemnitor has all requisite power and authority and legal right to execute and deliver this Limited Partner Indemnity and to perform its obligations hereunder; (b) the execution and delivery by the Indemnitor of this Limited Partner Indemnity and the performance of its obligations hereunder have been duly authorized by proper proceedings, and this Limited Partner Indemnity constitutes the legal, valid and binding obligations of the Indemnitor, enforceable against the Indemnitor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally; and (c) neither the execution and delivery by the Indemnitor of this Limited Partner Indemnity nor the compliance by the Indemnitor with the provisions of this Limited Partner Indemnity will, or at the relevant time did, (i) violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Indemnitor or (ii) violate the provisions of or require the approval or consent of any party to any material indenture, instrument or agreement to which the Indemnitor is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien (other than Permitted Liens) in, of or on the property of the Indemnitor pursuant to the terms of any such indenture, instrument or agreement, or (iii) require any consent of the stockholders of any Person or any Governmental Authority.

     It is understood that if in any action or proceeding involving any state, federal or foreign bankruptcy, insolvency or other law affecting the rights of creditors generally, this Limited Partner Indemnity would be held or determined to be void, invalid or unenforceable on account of the amount of the aggregate liability under this Limited Partner Indemnity with respect to the Indemnitor, then, notwithstanding any other provision of this Limited Partner Indemnity to the contrary, the aggregate amount of such liability shall, with respect to any the Indemnitor, without any further action of any other Person, be automatically limited and reduced with respect to the Indemnitor to the highest amount which is valid and enforceable as determined in such action or proceeding.

     No delay on the part of the Indemnitee in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Indemnitee of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Limited Partner Indemnity be binding upon the Indemnitee except as expressly set forth in a writing duly signed and delivered (or consented to) by or on behalf of the Indemnitee. No action of the Indemnitee permitted hereunder shall in any way affect or impair the rights of the Indemnitee and the obligations of the Indemnitor under this Limited Partner Indemnity. The obligations of the Indemnitor under this Limited Partner Indemnity shall be absolute and unconditional irrespective of any circumstance whatsoever that might constitute a legal or equitable discharge or defense of the Indemnitor. The Indemnitor hereby acknowledges that there are no conditions to the effectiveness of this Limited Partner Indemnity.

     This Limited Partner Indemnity shall be binding upon the Indemnitor, and upon the legal representatives, successors and assigns of the Indemnitor; and all references herein to a Indemnitee and to the Indemnitor, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such entities. All obligations of the Indemnitor hereunder shall be neither joint nor several with the obligations of any other person.

     All notices to the Indemnitor shall be made to the following address:

Attn:
Telephone:
Facsimile:
Email:

     THIS LIMITED PARTNER INDEMNITY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS); PROVIDED THAT THE PARTIES SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW. WHEREVER POSSIBLE EACH PROVISION OF THIS LIMITED PARTNER INDEMNITY SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS LIMITED PARTNER INDEMNITY SHALL BE PROHIBITED BY OR INVALID UNDER SUCH LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR

INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS LIMITED PARTNER INDEMNITY.

                            [signature pages follow]

     IN WITNESS WHEREOF, the Indemnitor has executed this Limited Partner Indemnity as of this day of __________, 20__.


                                       [Optional Tax Indemnification Unitholder]

                                       By:
                                          --------------------------------------

                                       Name:
                                            ------------------------------------

                                       Title:
                                             -----------------------------------


Acknowledged and Agreed as of
the day and year first written above

[ Prime Outlets Acquisition Company, LLC]

By:
   --------------------------------------

Name:
     ------------------------------------

Title:
      -----------------------------------

          [RECOURSE DOCUMENT: REMAINING SERIES C RECOURSE LIABILITIES]

               FORM OF LIMITED PARTNER GUARANTY (LIMITED RECOURSE)

     FOR VALUE RECEIVED and in consideration heretofore or hereafter at any time made or granted, the undersigned (a "GUARANTOR") hereby absolutely, irrevocably and unconditionally guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all "Obligations" under that certain [Credit Agreement], dated as of ______ among ______ (the "Debtors"), the financial institutions from time to time party thereto (the "LENDERS"), and _________, as administrative agent and collateral agent (the "ADMINISTRATIVE AGENT"), (as from time to time restated, amended or modified, the "CREDIT AGREEMENT"; any term used but not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement) (a copy of the relevant provisions of which are attached hereto), whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due (collectively, the "GUARANTY OBLIGATIONS"); PROVIDED, HOWEVER, that the Guarantor shall only be liable under this Limited Partner Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Limited Partner Guaranty, as it relates to the Guarantor, voidable under any applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Limited Partner Guaranty constitutes a guaranty of payment when due and not of collection. The Guarantor specifically agrees that it shall be necessary and required that any Creditor exercise all available rights, assert all available claims or demands, and enforce any available remedy first against the Debtor before and as a condition to the obligations of the Guarantor hereunder.

     Notwithstanding anything herein to the contrary, each Creditor's recourse under this Limited Partner Guaranty shall be limited to the amount determined in the Indemnitor's Recourse Documents letter for the taxable year of Prime Retail, L.P. beginning ________, 20__. Consequently, the undersigned acknowledges and agrees that its guaranty provided by this Limited Partner Guaranty shall be applied PARI PASSU with the guaranties provided by other "Optional Tax Indemnification Unitholders" as defined in the partnership agreement for Prime Retail, L.P., who have executed equivalent Limited Partner Guaranties, to the extent their relevant "Specified Amounts" (as defined in the partnership agreement for Prime Retail, L.P.) are applied to the Guaranty Obligations.

     The Guarantor agrees that, in the event of the dissolution or insolvency of any Debtor or Guarantor, or the inability of any Debtor or the Guarantor to pay debts as they mature, or an assignment by any Debtor or the Guarantor for the benefit of creditors, or the institution of any proceeding by or against any Debtor or the Guarantor alleging that any Debtor or the Guarantor is insolvent or unable to pay its debts as they mature (subject to any applicable cure period provided in the Credit Agreement), and if such event shall occur at a time when an Event of Default has occurred and is continuing, but any or all of the Guaranty Obligations may not then be due and payable, the Guarantor will pay to the relevant Creditor forthwith the full amount that would be payable hereunder by the Guarantor if all Obligations were then due and payable (subject to the limitations herein).

     This Limited Partner Guaranty shall in all respects be a continuing, absolute and unconditional guaranty, and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of the Guarantor or that at any time or from time to time all Guaranty Obligations may have been paid in full), until the earlier of January 1, 20__ and the first day of the next taxable year of Prime Retail, L.P. as determined for U.S. federal income tax purposes; provided, that any Indemnity Obligations that accrue and are due and payable on or prior to such earlier date shall continue until paid in full, notwithstanding that this Limited Partner Guaranty shall otherwise terminate.

     The Guarantor further agrees that, if at any time all or any part of any payment theretofore applied by any Creditor to any of the Guaranty Obligations is or must be rescinded or returned by such Creditor for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any Debtor or the Guarantor), such Guaranty Obligations shall, for the purposes of this Limited Partner Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by such Creditor, and this Limited Partner Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Guaranty Obligations, all as though such application by such Creditor had not been made.

     Any Creditor may, from time to time, whether before or after any termination of this Limited Partner Guaranty, at its sole discretion and without notice to the Guarantor, take any or all of the following actions: (a) retain or obtain a security interest in any property of any third party to secure any of the Guaranty Obligations or any obligation hereunder; (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the Guarantor, with respect to any of the Guaranty Obligations; (c) extend or renew for one or more periods (whether or not longer than the original period), alter, amend or exchange any of the Guaranty Obligations or any of the documentation pertaining thereto, or release or compromise any obligation of the Guarantor hereunder or any obligation of any nature of any other obligor with respect to any of the Guaranty Obligations; (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Guaranty Obligations or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property; and
(e) resort to the Guarantor for payment of any of the Guaranty Obligations, after such Creditor (i) shall have resorted to any property securing any of the Guaranty Obligations or any obligation hereunder or (ii) shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Guaranty Obligations (all of the actions referred to in preceding clauses
(i) and (ii) being hereby expressly waived by the Guarantor).

     Any amounts received by a Creditor from whatsoever source on account of the Guaranty Obligations may be applied by it toward the payment of such of the Guaranty Obligations, and in such order of application, as set forth in the [security agreement] dated as of ______, 20__ between the [Borrower] and ___________ as Collateral Agent.

     No payment made by or for the account of the Guarantor pursuant to this Guaranty shall entitle the Guarantor by subrogation or otherwise to any payment by any Debtor or from or out of any property of any Debtor, and the Guarantor shall not exercise any right or remedy against any Debtor or any property of any Debtor by reason of any performance by the Guarantor of this Limited Partner Guaranty.

     The Guarantor hereby expressly waives: (a) notice of the acceptance by any Creditor of this Limited Partner Guaranty, (b) notice of the existence or creation or nonpayment of all or any of the Guaranty Obligations, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon the Guaranty Obligations or any thereof, any obligation hereunder.

     The Guarantor waives any right of subrogation, reimbursement, indemnification and contribution (contractual, statutory or otherwise), including any claim or right of subrogation under the Bankruptcy Code or any successor statute, against any Debtor arising from the existence or performance of this Limited Partner Guaranty.

     Any Creditor may, from time to time, whether before or after any discontinuance of this Limited Partner Guaranty, without notice to the Guarantor, assign or transfer any or all of the Guaranty Obligations or any interest therein as provided in the Credit Agreement; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Guaranty Obligations shall be and remain Guaranty Obligations for the purposes of this Limited Partner Guaranty, and each and every immediate and successive assignee or transferee of any of the Guaranty Obligations or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Guaranty Obligations, be entitled to the benefits of this Limited Partner Guaranty to the same extent as if such assignee or transferee were a Creditor.

     The Guarantor hereby represents and warrants to the Administrative Agent and the Lenders that: (a) The Guarantor has all requisite power and authority and legal right to execute and deliver this Limited Partner Guaranty and to perform its obligations hereunder; (b) the execution and delivery by the Guarantor of this Limited Partner Guaranty and the performance of its obligations hereunder have been duly authorized by proper proceedings, and this Limited Partner Guaranty constitutes the legal, valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally; and (c) neither the execution and delivery by the Guarantor of this Limited Partner Guaranty nor the compliance by the Guarantor with the provisions of this Limited Partner Guaranty will, or at the relevant time did, (i) violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Guarantor or (ii) violate the provisions of or require the approval or consent of any party to any material indenture, instrument or agreement to which the Guarantor is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien (other than Permitted Liens) in, of or on the property of the Guarantor pursuant to the terms of any such indenture, instrument or agreement, or (iii) require any consent of the stockholders of any Person or any Governmental Authority.

     It is understood that if in any action or proceeding involving any state, federal or foreign bankruptcy, insolvency or other law affecting the rights of creditors generally, this Limited Partner Guaranty would be held or determined to be void, invalid or unenforceable on account of the amount of the aggregate liability under this Limited Partner Guaranty with respect to the Guarantor, then, notwithstanding any other provision of this Limited Partner Guaranty to the contrary, the aggregate amount of such liability shall, with respect to any the Guarantor, without any further action of the Administrative Agent, the Creditors or any other Person, be automatically limited and reduced with respect to the Guarantor to the highest amount which is valid and enforceable as determined in such action or proceeding.

     No Creditor shall have any duty or responsibility to provide the Guarantor with any credit or other information concerning the affairs, financial condition or business of any Debtor that may come into the possession of such Creditor.

     No delay on the part of any Creditor in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by any Creditor of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Limited Partner Guaranty be binding upon any Creditor except as expressly set forth in a writing duly signed and delivered (or consented to) by or on behalf of each Creditor. No action of any Creditor permitted hereunder shall in any way affect or impair the rights of any Creditor and the obligations of the Guarantor under this Limited Partner Guaranty. The obligations of the Guarantor under this Limited Partner Guaranty shall be absolute and unconditional irrespective of any circumstance whatsoever that might constitute a legal or equitable discharge or defense of the Guarantor. The Guarantor hereby acknowledges that there are no conditions to the effectiveness of this Limited Partner Guaranty.

     This Limited Partner Guaranty shall be binding upon the Guarantor, and upon the legal representatives, successors and assigns of the Guarantor; and all references herein to a Debtor and to the Guarantor, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such entities. All obligations of the Guarantor hereunder shall be neither joint nor several with the obligations of any other person.

     All notices to the Guarantor shall be made to the following address:

Attn:
Telephone:
Facsimile:
Email:

     THIS LIMITED PARTNER GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS); PROVIDED THAT THE PARTIES SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW. WHEREVER POSSIBLE EACH PROVISION OF THIS LIMITED PARTNER GUARANTY SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS LIMITED PARTNER GUARANTY SHALL BE PROHIBITED BY OR INVALID UNDER SUCH LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR

INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS LIMITED PARTNER GUARANTY.

     THE GUARANTOR AND BY ITS ACCEPTANCE HEREOF, EACH OF THE CREDITORS, HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS LIMITED PARTNER GUARANTY OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS LIMITED PARTNER GUARANTY, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                            [signature pages follow]

     IN WITNESS WHEREOF, the Guarantor has executed this Limited Partner Guaranty as of this day of __________, 20__.

                                       [Optional Tax Indemnification Unitholder]

                                       By:
                                          --------------------------------------

                                       Name:
                                            ------------------------------------

                                       Title:
                                             -----------------------------------


Acknowledged and Agreed as of
the day and year first written above

[ Prime Outlets Acquisition Company, LLC]

By:
   --------------------------------------

Name:
     ------------------------------------

Title:
      -----------------------------------

          [RECOURSE DOCUMENT: REMAINING SERIES C RECOURSE LIABILITIES]

                  FORM OF LIMITED DEFICIT RESTORATION AGREEMENT

     ______________ ("Limited Partner") unconditionally covenants and agrees to contribute to Prime Retail, L.P. (the "Partnership"), as a Capital Contribution on the Limited DRO Contribution Date (defined below) an amount of immediately available funds equal to its limited deficit restoration obligation balance, as calculated below (the "LIMITED DRO CONTRIBUTION"). (All capitalized terms not defined herein have the meaning set forth in the certain Fourth Amended and Restated Agreement of Limited Partnership of Prime Retail, L.P., dated as of ______, 2003, as amended, restated, modified or supplemented (the "Partnership Agreement").) Limited Partner's obligation to make the Limited DRO Contribution is intended to comply with Regulations Section 1.704-1(b)(2)(ii)(c)(2) and shall be interpreted and applied in a manner consistent therewith. Limited Partner shall be obligated to make the Limited DRO Contribution (each a "LIMITED DRO CONTRIBUTION DATE") on the last day of the Partnership taxable year in which a Liquidating Event occurs or, if later, within 90 days after the date of such Liquidating Event and upon the termination of the Partnership under Code section 708, on the termination date, as determined pursuant to Regulation Section 1.708-1(b)(3)(ii). For any Limited DRO Contribution Date, the Limited Partner's Limited DRO Contribution shall equal the lesser of the Limited Partner's negative Capital Account balance, as calculated pursuant to the Partnership Agreement and the amount determined in the Indemnitor's Recourse Documents letter for the taxable year of Prime Retail, L.P. beginning ________, 20__ (the "LIMITED DRO BALANCE"). For purposes of determining the Limited Partner's negative capital account balance, the fair market value of Partnership assets shall be equal to their fair market value on such Limited DRO Contribution Date, as determined (i) to the extent Partnership assets are sold or for which there is an agreement to sell such assets on or prior to the Limited DRO Contribution Date, based upon the sales price for such sale or agreement to sell or (ii) if no such sale occurs or contract for sale is made, then as determined in good faith by the General Partner; provided, however, that the Limited Partner may obtain an independent appraisal (at its own expense) of the fair market value of such Partnership assets, in which case the fair market value determined by the independent appraiser shall be used if agreed to by the General Partner, acting reasonably. If the General Partner does not consent to use of the Limited Partner's appraisal, then the Limited Partner and the General Partner shall choose in good faith a mutually acceptable third appraiser, which shall determine such fair market value (taking account the prior appraisals ) at the expense of the Partnership.

     Whenever Limited Partner is to pay any sum to the Partnership pursuant to the terms of this Agreement, any amounts that are owed to Limited Partner or any Affiliate from the Partnership may be deducted from the amount owed by Limited Partner before payment and treated as an amount contributed to the capital of the Partnership by Limited Partner.

     This Limited Deficit Restoration Agreement is binding on and inures to the benefit of the Partnership, its Partners, its creditors and their respective legal representatives, permitted successors and permitted assigns.

     All notices to the Indemnitor shall be made in accordance with the Partnership Agreement to the following address:

Attn:
Telephone:
Facsimile:
Email:

     This Limited Deficit Restoration Agreement shall be construed, interpreted and enforced in accordance with the internal laws and decisions of the State of Delaware without giving effect to any choice of law or conflict of law rules or provisions of any other state or jurisdiction that would cause the application of the laws of any jurisdiction other than the State of Delaware. If any provision of this Limited Deficit Restoration Agreement shall be contrary to any other applicable law, at the present time or in the future, this Limited Deficit Restoration Agreement shall be deemed null and void, but this shall not affect the legality of the remaining provisions of this Agreement. This Limited Deficit Restoration Agreement shall be deemed to be modified and amended so as to be in compliance with applicable law and this Agreement shall then be construed in a way as will best serve the intention of the parties at the time of the execution of this Agreement.

     This Limited Deficit Restoration Agreement shall in all respects be a continuing, absolute and unconditional, and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of the Partnership until the earlier of January 1, 20__ and the first day of the next taxable year of the Partnership as determined for U.S. federal income tax purposes; provided, that this Limited Deficit Restoration Agreement will not terminate if a Liquidating Event has occurred prior to such earlier date.

                            [signature pages follow]

     IN WITNESS WHEREOF, the Limited Partner has executed this Limited Deficit Restoration Agreement as of this day of __________, 20__.

                                       [Optional Tax Indemnification Unitholder]

                                       By:
                                          --------------------------------------

                                       Name:
                                            ------------------------------------

                                       Title:
                                             -----------------------------------


Acknowledged and Agreed as of
the day and year first written above

Prime Retail, L.P.


By: [ Prime Outlets Acquisition Company, LLC], its General Partner


By:
   --------------------------------------

Name:
     ------------------------------------

Title:
      -----------------------------------

                                                                         ANNEX E

Maryland General Corporation Law
Sections 3-202 through 3-213

Section 3-202. Right to fair value of stock.

          (a) Except as provided in subsection (c) of this section, a stockholder of a Maryland corporation has the right to demand and receive payment of the fair value of the stockholder's stock from the successor if:

               (1) The corporation consolidates or merges with another corporation;

               (2) The stockholder's stock is to be acquired in a share exchange;

               (3) The corporation transfers its assets in a manner requiring action under Section 3-105(e) of this title;

               (4) The corporation amends its charter in a way which alters the contract rights, as expressly set forth in the charter, of any outstanding stock and substantially adversely affects the stockholder's rights, unless the right to do so is reserved by the charter of the corporation; or

               (5) The transaction is governed by Section 3-602 of this title or exempted by Section 3-603(b) of this title.

          (b)  (1)  Fair value is determined as of the close of business:

                    (i) With respect to a merger under Section 3-106 of this title of a 90 percent or more owned subsidiary with or into its parent corporation, on the day notice is given or waived under Section 3-106; or

                    (ii) With respect to any other transaction, on the day the stockholders voted on the transaction objected to.

               (2) Except as provided in paragraph (3) of this subsection, fair value may not include any appreciation or depreciation which directly or indirectly results from the transaction objected to or from its proposal.

               (3) In any transaction governed by Section 3-602 of this title or exempted by Section 3-603(b) of this title, fair value shall be value determined in accordance with the requirements of Section 3-603(b) of this title.

          (c) Unless the transaction is governed by Section 3-602 of this title or is exempted by Section 3-603(b) of this title, a stockholder may not demand the fair value of the stockholder's stock and is bound by the terms of the transaction if:

               (1) The stock is listed on a national securities exchange, is designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or is designated for trading on the NASDAQ small cap market:

                    (i) With respect to a merger under Section 3-106 of this title of a 90 percent or more owned subsidiary with or into its parent corporation, on the date notice is given or waived under Section 3-106; or

                    (ii) With respect to any other transaction, on the record date for determining stockholders entitled to vote on the transaction objected to;

               (2)  The stock is that of the successor in a merger, unless:

                    (i) The merger alters the contract rights of the stock as expressly set forth in the charter, and the charter does not reserve the right to do so; or

                    (ii) The stock is to be changed or converted in whole or in part in the merger into something other than either stock in the successor or cash, scrip, or other rights or interests arising out of provisions for the treatment of fractional shares of stock in the successor;

               (3) The stock is not entitled to be voted on the transaction or the stockholder did not own the shares of stock on the record date for determining stockholders entitled to vote on the transaction;

               (4) The charter provides that the holders of the stock are not entitled to exercise the rights of an objecting stockholder under this subtitle; or

               (5) The stock is that of an open-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and the value placed on the stock in the transaction is its net asset value.

Section 3-203. Procedure by stockholder.

          (a) A stockholder of a corporation who desires to receive payment of the fair value of the stockholder's stock under this subtitle:

               (1) Shall file with the corporation a written objection to the proposed transaction:

                    (i) With respect to a merger under Section 3-106 of this title of a 90 percent or more owned subsidiary with or into its parent corporation, within 30 days after notice is given or waived under Section 3-106; or

                    (ii) With respect to any other transaction, at or before the stockholders' meeting at which the transaction will be considered or, in the case of action taken under Section 2-505(b) of this article, within 10 days after the corporation gives the notice required by Section 2-505(b) of this article;

               (2)  May not vote in favor of the transaction; and

               (3) Within 20 days after the Department accepts the articles for record, shall make a written demand on the successor for payment for the stockholder's stock, stating the number and class of shares for which the stockholder demands payment.

          (b) A stockholder who fails to comply with this section is bound by the terms of the consolidation, merger, share exchange, transfer of assets, or charter amendment.

Section 3-204. Effect of demand on dividend and other rights.

     A stockholder who demands payment for his stock under this subtitle:

               (1) Has no right to receive any dividends or distributions payable to holders of record of that stock on a record date after the close of business on the day as at which fair value is to be determined under Section 3-202 of this subtitle; and

               (2) Ceases to have any rights of a stockholder with respect to that stock, except the right to receive payment of its fair value.

Section 3-205. Withdrawal of demand.

          A demand for payment may be withdrawn only with the consent of the successor.

Section 3-206. Restoration of dividend and other rights.

          (a) The rights of a stockholder who demands payment are restored in full, if:

               (1)  The demand for payment is withdrawn;

               (2) A petition for an appraisal is not filed within the time required by this subtitle;

               (3) A court determines that the stockholder is not entitled to relief; or

               (4)  The transaction objected to is abandoned or rescinded.

          (b) The restoration of a stockholder's rights entitles him to receive the dividends, distributions, and other rights he would have received if he had not demanded payment for his stock. However, the restoration does not prejudice any corporate proceedings taken before the restoration.

Section 3-207. Procedure by successor.

          (a) (1) The successor promptly shall notify each objecting stockholder in writing of the date the articles are accepted for record by the Department.

               (2) The successor also may send a written offer to pay the objecting stockholder what it considers to be the fair value of his stock. Each offer shall be accompanied by the following information relating to the corporation which issued the stock:

                    (i) A balance sheet as of a date not more than six months before the date of the offer;

                    (ii) A profit and loss statement for the 12 months ending on the date of the balance sheet; and

                    (iii) Any other information the successor considers pertinent.

          (b) The successor shall deliver the notice and offer to each objecting stockholder personally or mail them to him by registered mail at the address he gives the successor in writing, or, if none, at his address as it appears on the records of the corporation which issued the stock.

Section 3-208. Petition for appraisal; consolidation of proceedings; joinder of objectors.

          (a) Within 50 days after the Department accepts the articles for record, the successor or an objecting stockholder who has not received payment for his stock may petition a court of equity in the county where the principal office of the successor is located or, if it does not have a principal office in this State, where the resident agent of the successor is located, for an appraisal to determine the fair value of the stock.

          (b) (1) If more than one appraisal proceeding is instituted, the court shall direct the consolidation of all the proceedings on terms and conditions it considers proper.

               (2) Two or more objecting stockholders may join or be joined in an appraisal proceeding.

Section 3-209. Certificate may be noted.

          (a) At any time after a petition for appraisal is filed, the court may require the objecting stockholders parties to the proceeding to submit their stock certificates to the clerk of the court for notation on them that the appraisal proceeding is pending. If a stockholder fails to comply with the order, the court may dismiss the proceeding as to him or grant other appropriate relief.

          (b) If any stock represented by a certificate which bears a notation is subsequently transferred, the new certificate issued for the stock shall bear a similar notation and the name of the original objecting stockholder. The transferee of this stock does not acquire rights of any character with respect to the stock other than the rights of the original objecting stockholder.

Section 3-210. Appraisal of fair value.

          (a) If the court finds that the objecting stockholder is entitled to an appraisal of his stock, it shall appoint three disinterested appraisers to determine the fair value of the stock on terms and conditions the court considers proper. Each appraiser shall take an oath to discharge his duties honestly and faithfully.

          (b) Within 60 days after their appointment, unless the court sets a longer time, the appraisers shall determine the fair value of the stock as of the appropriate date and file a report stating the conclusion of the majority as to the fair value of the stock.

          (c) The report shall state the reasons for the conclusion and shall include a transcript of all testimony and exhibits offered.

          (d) (1) On the same day that the report is filed, the appraisers shall mail a copy of it to each party to the proceedings.

               (2) Within 15 days after the report is filed, any party may object to it and request a hearing.

Section 3-211. Consideration by court of appraisers' report.

          (a) The court shall consider the report and, on motion of any party to the proceeding, enter an order which:

               (1)  Confirms, modifies, or rejects it; and

               (2) If appropriate, sets the time for payment to the stockholder.

          (b) (1) If the appraisers' report is confirmed or modified by the order, judgment shall be entered against the successor and in favor of each objecting stockholder party to the proceeding for the appraised fair value of his stock.

               (2)  If the appraisers' report is rejected, the court may:

                    (i) Determine the fair value of the stock and enter judgment for the stockholder; or

                    (ii) Remit the proceedings to the same or other appraisers on terms and conditions it considers proper.

          (c) (1) Except as provided in paragraph (2) of this subsection, a judgment for the stockholder shall award the value of the stock and interest from the date as at which fair value is to be determined under Section 3-202 of this subtitle, and

               (2) The court may not allow interest if it finds that the failure of the stockholder to accept an offer for the stock made under Section 3-207 of this subtitle was arbitrary and vexatious or not in good faith. In making this finding, the court shall consider:

                    (i)    The price which the successor offered for the stock;

                    (ii) The financial statements and other information furnished to the stockholder; and

                    (iii)  Any other circumstances it considers relevant.

          (d) (1) The costs of the proceedings, including reasonable compensation and expenses of the appraisers, shall be set by the court and assessed against the successor. However, the court may direct the costs to be apportioned and assessed against any objecting stockholder if the court finds that the failure of the stockholder to accept an offer for the stock made under
Section 3-207 of this subtitle was arbitrary and vexatious or not in good faith. In making this finding, the court shall consider:

                    (i)    The price which the successor offered for the stock;

                    (ii) The financial statements and other information furnished to the stockholder; and

                    (iii)  Any other circumstances it considers relevant.

               (2) Costs may not include attorney's fees or expenses. The reasonable fees and expenses of experts may be included only if:

                    (i) The successor did not make an offer for the stock under Section 3-207 of this subtitle; or

                    (ii) The value of the stock determined in the proceeding materially exceeds the amount offered by the successor.

          (e) The judgment is final and conclusive on all parties and has the same force and effect as other decrees in equity. The judgment constitutes a lien on the assets of the successor with priority over any mortgage or other lien attaching on or after the effective date of the consolidation, merger, transfer, or charter amendment.

Section 3-212. Surrender of stock.

     The successor is not required to pay for the stock of an objecting stockholder or to pay a judgment rendered against it in a proceeding for an appraisal unless, simultaneously with payment:

               (1) The certificates representing the stock are surrendered to it, indorsed in blank, and in proper form for transfer; or

               (2) Satisfactory evidence of the loss or destruction of the certificates and sufficient indemnity bond are furnished.

Section 3-213. Right of successor with respect to stock.

          (a) A successor which acquires the stock of an objecting stockholder is entitled to any dividends or distributions payable to holders of record of that stock on a record date after the close of business on the day as at which fair value is to be determined under Section 3-202 of this subtitle.

          (b) After acquiring the stock of an objecting stockholder, a successor in a transfer of assets may exercise all the rights of an owner of the stock.

          (c) Unless the articles provide otherwise, stock in the successor of a consolidation, merger, or share exchange otherwise deliverable in exchange for the stock of an objecting stockholder has the status of authorized but unissued stock of the successor. However, a proceeding for reduction of the capital of the successor is not necessary to retire the stock or to reduce the capital of the successor represented by the stock.

                                                                         ANNEX F

               V Please Detach and Mail in the Envelope Provided V

                  FORM OF PROXY FOR HOLDERS OF CAPITAL STOCK OF

                               PRIME RETAIL, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         SPECIAL MEETING OF STOCKHOLDERS
                           _____________________, 2003

     The undersigned hereby appoint Robert A. Brvenik and R. Kelvin Antill, and each of them, with full power of substitution, the true and lawful attorneys in fact, agents and proxies of the undersigned to vote at the special meeting (the "Meeting") of stockholders of Prime Retail, Inc. (the "Company"), to be held at 100 East Pratt Street, 12th Floor, Baltimore, Maryland, on ____________, _______________, 2003, at 10:00 a.m., local time, and any and all adjournments or postponements thereof, all the shares of series A preferred stock, series B preferred stock and/or common stock of the Company according to the number of votes which the undersigned would possess if personally present, for the purposes of considering and taking action upon the following.

   YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN HEREIN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS LISTED ON THE REVERSE SIDE.

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         SPECIAL MEETING OF STOCKHOLDERS
                               PRIME RETAIL, INC.

                               _____________, 2003

               V Please Detach and Mail in the Envelope Provided V

     /X/  PLEASE MARK YOUR
          VOTES AS IN THIS
          EXAMPLE.
[PLEASE NOTE THAT PROPOSAL ONE IS APPLICABLE TO COMMON STOCKHOLDERS ONLY]
1.   TO APPROVE AN AMENDMENT TO OUR
     AMENDED AND RESTATED ARTICLES OF
     INCORPORATION TO REDUCE FROM
     TWO-THIRDS TO A MAJORITY THE
     REQUIRED VOTE OF THE HOLDERS OF OUR
     COMMON STOCK NECESSARY TO APPROVE
     ANY MERGER OR CONSOLIDATION OF THE
     COMPANY.                              / /  FOR    / / AGAINST  / / ABSTAIN

[PLEASE NOTE THAT PROPOSAL TWO IS APPLICABLE TO PREFERRED AND COMMON
STOCKHOLDERS]
2.   TO APPROVE THE MERGER OF PRIME
     RETAIL, INC. WITH AND INTO PRIME
     OUTLETS ACQUISITION COMPANY, LLC, A
     DELAWARE LIMITED LIABILITY COMPANY,
     WITH PRIME OUTLETS ACQUISITION
     COMPANY, LLC BEING THE SURVIVING
     ENTITY, PURSUANT TO THE AGREEMENT
     AND PLAN OF MERGER DATED AS OF JULY
     8, 2003, AS AMENDED, BY AND BETWEEN
     PRIME RETAIL, INC. AND PRIME
     OUTLETS ACQUISITION COMPANY, LLC.     / /  FOR    / / AGAINST  / / ABSTAIN

3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF, INCLUDING AN ADJOURNMENT TO SOLICIT ADDITIONAL PROXIES IN THE EVENT THAT A QUORUM IS NOT PRESENT AT THE MEETING OR IN THE EVENT SUFFICIENT PROXIES VOTED IN FAVOR OF THE APPROVAL OF THE PROPOSALS HAVE NOT BEEN RECEIVED.

     PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature                               Dated:                            , 2003
           --------------------------          -------------------------

Signature if held jointly               Dated:                            , 2003
                         ------------          -------------------------

NOTE: Please sign exactly as name(s) appear on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, personal representative, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.